UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2006

Date of reporting period:  June 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



BALANCED SHARES PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
BALANCED SHARES PORTFOLIO                    JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
-------------------------                    ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,005.07          $3.68              0.74%
Hypothetical (5% return before expenses)          $1,000           $1,021.12          $3.71              0.74%

CLASS A
Actual                                            $1,000           $1,003.96          $4.92              0.99%
Hypothetical (5% return before expenses)          $1,000           $1,019.89          $4.96              0.99%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


BALANCED SHARES PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                              $ 29,866,285          14.6%
U.S. Treasury Bonds                                 6,331,335           3.1
Citigroup, Inc.                                     6,198,840           3.0
Federal National Mortgage Assoc.
  (Bonds & Common Stock)                            5,927,063           2.9
JPMorgan Chase & Co.                                5,376,840           2.6
American International Group, Inc.                  4,842,100           2.4
Bank of America Corp.                               4,598,360           2.3
Time Warner, Inc. (Bonds & Common Stock)            4,576,965           2.2
The Home Depot, Inc.                                3,897,531           1.9
Microsoft Corp.                                     3,874,790           1.9
                                                 ------------         -----
                                                 $ 75,490,109          36.9%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                          $ 44,009,064          21.5%
U.S. Government & Government Sponsored Agency
  Obligations                                      38,623,003          18.9
Consumer Services                                  21,646,559          10.6
Technology                                         17,013,424           8.3
Energy                                             14,619,037           7.2
Commercial Mortgage Backed Securities              11,676,000           5.7
Utilities                                          11,594,026           5.7
Consumer Staples                                   10,604,694           5.2
Health Care                                        10,499,501           5.1
Capital Goods                                       8,383,834           4.1
Basic Industry                                      5,352,926           2.6
Transportation                                      4,524,485           2.2
Industrials                                         2,032,084           1.0
Consumer Manufacturing                              1,058,037           0.5
Sovereign Debt Obligations                            899,624           0.5
Municipal Obligation                                  418,636           0.2
Conglomerate/Miscellaneous                            357,952           0.2
Aerospace & Defense                                   192,592           0.1
                                                 ------------         -----
Total Investments*                                203,505,478          99.6
Cash and receivables, net of liabilities              912,205           0.4
                                                 ------------         -----
Net Assets                                       $204,417,683         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-61.1%
FINANCE-16.4%
BANKING - MONEY CENTER-4.1%
JPMorgan Chase & Co.                                  128,020      $  5,376,840
The Goldman Sachs Group, Inc.                           8,400         1,263,612
Wachovia Corp.                                         30,700         1,660,256
                                                                   ------------
                                                                      8,300,708
BANKING - REGIONAL-2.9%
Bank of America Corp.                                  95,600         4,598,360
Northern Trust Corp.                                   22,700         1,255,310
                                                                   ------------
                                                                      5,853,670
BROKERAGE & MONEY MANAGEMENT-0.7%
Merrill Lynch & Co., Inc.                              21,100         1,467,716

INSURANCE-4.0%
ACE Ltd.                                               36,800         1,861,712
American International Group, Inc.                     82,000         4,842,100
Axis Capital Holdings Ltd.                             52,700         1,507,747
                                                                   ------------
                                                                      8,211,559
MORTGAGE BANKING-1.7%
Fannie Mae                                             72,800         3,501,680

MISCELLANEOUS-3.0%
Citigroup, Inc.                                       128,500         6,198,840
                                                                   ------------
                                                                     33,534,173
CONSUMER SERVICES-9.7%
BROADCASTING & CABLE-5.9%
CBS Corp. Cl. B                                        20,300           549,115
Comcast Corp. Cl. A(a)                                 44,950         1,471,663
Comcast Corp. Special Cl. A (a)                        21,200           694,936
News Corp. Cl. A                                      171,300         3,285,534
Time Warner, Inc.                                     228,400         3,951,320
Viacom, Inc. Cl. B(a)                                  49,000         1,756,160
Westwood One, Inc.                                     32,200           241,500
                                                                   ------------
                                                                     11,950,228
RESTAURANT & LODGING-1.5%
Hilton Hotels Corp.                                    49,000         1,385,720
McDonald's Corp.                                       52,600         1,767,360
                                                                   ------------
                                                                      3,153,080
RETAIL - GENERAL MERCHANDISE-2.3%
Lowe's Cos., Inc.                                       9,900           600,633
The Gap, Inc.                                          14,000           243,600
The Home Depot, Inc.                                  108,900         3,897,531
                                                                   ------------
                                                                      4,741,764
                                                                   ------------
                                                                     19,845,072
TECHNOLOGY-7.0%
COMMUNICATION EQUIPMENT-0.7%
Cisco Systems, Inc. (a)                                30,800           601,524
Motorola, Inc.                                         43,400           874,510
                                                                   ------------
                                                                      1,476,034
COMPUTER HARDWARE/STORAGE-2.7%
EMC Corp. (a)                                         111,600         1,224,252
International Business Machines Corp. (IBM)            49,800         3,825,636
Sun Microsystems, Inc. (a)                            107,000           444,050
                                                                   ------------
                                                                      5,493,938
COMPUTER SERVICES-0.3%
Fiserv, Inc.(a)                                        15,000           680,400

SEMICONDUCTOR CAPITAL EQUIPMENT-0.6%
Applied Materials, Inc.                                74,300         1,209,604

SEMICONDUCTOR COMPONENTS-0.2%
Advanced Micro Devices, Inc. (a)                       19,900           485,958

SOFTWARE-2.5%
BEA Systems, Inc. (a)                                  23,400           306,306
Microsoft Corp.                                       166,300         3,874,790
Oracle Corp. (a)                                       55,800           808,542
                                                                   ------------
                                                                      4,989,638
                                                                   ------------
                                                                     14,335,572
ENERGY-6.4%
DOMESTIC PRODUCERS-1.1%
Noble Energy, Inc.                                     46,600         2,183,676

INTERNATIONAL-2.8%
ChevronTexaco Corp.                                    32,000         1,985,920
Exxon Mobil Corp.                                      62,700         3,846,645
                                                                   ------------
                                                                      5,832,565
OIL SERVICE-2.0%
Baker Hughes, Inc.                                     19,400         1,587,890
BJ Services Co.                                        11,200           417,312
GlobalSantaFe Corp.                                     5,000           288,750
Nabors Industries Ltd. (a)                             50,600         1,709,774
                                                                   ------------
                                                                      4,003,726
MISCELLANEOUS-0.5%
ConocoPhillips                                         15,900         1,041,927
                                                                   ------------
                                                                     13,061,894
CONSUMER STAPLES-4.7%
HOUSEHOLD PRODUCTS-1.6%
Colgate-Palmolive Co.                                  19,900         1,192,010
The Procter & Gamble Co.                               38,100         2,118,360
                                                                   ------------
                                                                      3,310,370


3


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                       AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
TOBACCO-1.7%
Altria Group, Inc.                                     35,700      $  2,621,451
Loews Corp-Carolina Group                              15,800           811,646
                                                                   ------------
                                                                      3,433,097
MISCELLANEOUS-1.4%
Fortune Brands, Inc.                                   40,700         2,890,107
                                                                   ------------
                                                                      9,633,574
HEALTH CARE-4.6%
DRUGS-2.4%
Forest Laboratories, Inc. (a)                          11,400           441,066
Lilly Eli & Co.                                        23,000         1,271,210
Merck & Co., Inc.                                      23,100           841,533
Pfizer, Inc.                                           94,800         2,224,956
                                                                   ------------
                                                                      4,778,765
MEDICAL SERVICES-2.2%
Health Management Associates, Inc.                     29,000           571,590
UnitedHealth Group, Inc.                               11,800           528,404
WellPoint, Inc. (a)                                    47,600         3,463,852
                                                                   ------------
                                                                      4,563,846
                                                                   ------------
                                                                      9,342,611
CAPITAL GOODS-4.1%
ELECTRICAL EQUIPMENT-1.1%
Emerson Electric Co.                                   25,800         2,162,298

MISCELLANEOUS-3.0%
General Electric Co.                                   87,100         2,870,816
Illinois Tool Works, Inc.                              15,800           750,500
United Technologies Corp.                              41,000         2,600,220
                                                                   ------------
                                                                      6,221,536
                                                                   ------------
                                                                      8,383,834
UTILITIES-3.8%
ELECTRIC & GAS UTILITY-0.6%
FirstEnergy Corp.                                      22,500         1,219,725

TELEPHONE UTILITY-3.2%
AT&T, Inc.                                            104,600         2,917,294
BellSouth Corp.                                        51,100         1,849,820
Verizon Communications, Inc.                           55,200         1,848,648
                                                                   ------------
                                                                      6,615,762
                                                                   ------------
                                                                      7,835,487
BASIC INDUSTRY-2.3%
CHEMICALS-1.9%
Air Products & Chemicals, Inc.                         45,900         2,933,928
E.I. du Pont de Nemours & Co.                          24,000           998,400
                                                                   ------------
                                                                      3,932,328
MINING & METALS-0.4%
Alcoa, Inc.                                            21,000           679,560
                                                                   ------------
                                                                      4,611,888
TRANSPORTATION-2.0%
AIR FREIGHT-1.7%
United Parcel Service, Inc.                            42,600         3,507,258

RAILROAD-0.3%
Union Pacific Corp.                                     7,100           660,016
                                                                   ------------
                                                                      4,167,274
CONSUMER MANUFACTURING-0.1%
BUILDING & RELATED-0.1%
Pulte Homes, Inc.                                       6,500           187,135

Total Common Stocks
  (cost $109,420,725)                                               124,938,514

U.S. GOVERNMENT & GOVERNMENT SPONSORED
AGENCY OBLIGATIONS-18.9%
Federal National Mortgage Assoc.
  5.00%, 4/15/15                                      $   150           145,021
  6.625%, 10/15/07                                      2,250         2,280,362
U.S. Treasury Bonds
  4.25%, 8/15/15                                          100            93,566
  5.375%, 2/15/31                                       4,400         4,475,970
  6.875%, 8/15/25                                         250           296,445
  8.125%, 8/15/21                                          35            45,120
  11.25%, 2/15/15                                       1,000         1,420,234
U.S. Treasury Notes
  1.625%, 1/15/15 (TIPS)                                  522           486,823
  3.00%, 11/15/07-2/15/06                               2,680         2,574,492
  3.125%, 4/15/09                                         950           901,090
  3.625%, 5/15/13                                       2,370         2,167,903
  3.875%, 5/15/10                                         150           143,549
  4.00%, 4/15/10-11/15/12                               1,155         1,087,837
  4.125%, 5/15/15                                       1,309         1,215,479
  4.25%, 8/15/13-8/15/14                                2,485         2,352,750
  5.00%, 2/15/11                                          590           588,548
  5.125%, 5/15/16                                       1,729         1,726,974
  5.625%, 5/15/08                                      10,790        10,875,143
  5.75%, 8/15/10                                          965           988,710
  6.00%, 8/15/09                                           30            30,749
  6.125%, 8/15/07                                         100           100,902
  6.25%, 2/15/07                                        4,600         4,625,336

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $39,188,992)                                                 38,623,003


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-12.9%
AEROSPACE/DEFENSE-0.1%
Raytheon Co.
  4.85%, 1/15/11                                        $ 200      $    192,592

AUTOMOTIVE-0.7%
DaimlerChrysler NA Holding Corp.
  4.875%, 6/15/10                                         675           645,233
Ford Motor Credit Co.
  4.95%, 1/15/08                                          750           706,019
                                                                   ------------
                                                                      1,351,252
BANKING-2.4%
Barclays Bank Plc
  8.55%, 9/29/49 (b)(c)                                    50            55,135
Chuo Mitsui Trust & Banking Co. Ltd.
  5.506%, 12/15/49 (b)(c)                                 300           273,581
Dresdner Funding Trust I
  8.151%, 6/30/31 (b)                                     295           328,830
HBOS Plc
  5.375%, 11/29/49 (b)(c)                                 250           236,770
HSBC Bank USA
  5.875%, 11/01/34                                        560           511,531
Mizuho JGB Investment LLC
  9.87%, 12/29/49 (b)(c)                                  500           535,371
Northern Rock Plc
  5.60%, 4/30/49 (b)(c)                                   445           418,466
Regency Centers LP
  5.25%, 8/01/15                                          300           280,388
Royal Bank of Scotland Group Plc
  7.648%, 8/29/49 (c)                                     250           269,059
Sanwa Bank Ltd.
  7.40%, 6/15/11                                          200           212,253
SB Treasury Co. LLC
  9.40%, 12/29/49 (b)(c)                                  417           442,950
Sovereign Bancorp, Inc.
  4.80%, 9/01/10 (b)                                      200           191,560
Sumitomo Mitsui Banking Corp.
  5.625%, 7/15/49 (b)(c)                                  135           125,903
UBS Preferred Funding Trust II
  7.247%, 6/26/49 (c)                                     250           262,574
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                          200           208,356
Unicredito Italiano Capital Trust
  9.20%, 10/29/49 (b)(c)                                  330           367,067
Wachovia Capital Trust III
  5.80%, 8/29/49 (c)                                      130           126,152
                                                                   ------------
                                                                      4,845,946
BROADCASTING/MEDIA-0.6%
BSKYB Finance UK Plc
  5.625%, 10/15/15 (b)                                    120           113,645
News America Holdings
  8.25%, 10/17/96                                          60            63,528
  9.25%, 2/01/13                                          100           115,784
News America, Inc.
  5.30%, 12/15/14                                         100            94,896
Time Warner, Inc.
  6.875%, 5/01/12                                         175           180,857
  8.375%, 3/15/23                                         400           444,788
WPP Finance UK Corp.
  5.875%, 6/15/14                                         250           242,242
                                                                   ------------
                                                                      1,255,740
BUILDING/REAL ESTATE-0.4%
CRH America, Inc.
  6.95%, 3/15/12                                          250           259,295
EOP Operating LP
  7.875%, 7/15/31                                         200           219,516
iStar Financial, Inc.
  5.70%, 3/01/14                                          200           192,821
  6.00%, 12/15/10                                         200           199,270
                                                                   ------------
                                                                        870,902
CABLE-0.2%
British Sky Broadcasting Plc
  8.20%, 7/15/09                                          100           106,197
Continental Cablevision, Inc.
  9.00%, 9/01/08                                          200           212,581
                                                                   ------------
                                                                        318,778
CHEMICALS-0.2%
Eastman Chemical
  7.25%, 1/15/24                                          175           177,077
Lubrizol Corp.
  5.50%, 10/01/14                                         275           259,484
                                                                   ------------
                                                                        436,561
COMMUNICATIONS-0.5%
AT&T Corp.
  7.30%, 11/15/11                                         250           265,383
Embarq Corp.
  6.738%, 6/01/13                                         450           448,638
GTE Northwest, Inc.
  Series D
  5.55%, 10/15/08                                         200           197,630
Qwest Corp.
  7.875%, 9/01/11                                         200           202,500
                                                                   ------------
                                                                      1,114,151


5


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
COMMUNICATIONS - MOBILE-0.5%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                        $ 325      $    398,457
Mobile Telesystems Finance, SA
  9.75%, 1/30/08                                          230           236,026
Nextel Communications, Inc.
  5.95%, 3/15/14                                          290           278,587
TELUS Corp.
  7.50%, 6/01/07                                          100           101,464
  8.00%, 6/01/11                                          100           108,290
                                                                   ------------
                                                                      1,122,824
CONGLOMERATE/MISCELLANEOUS-0.2%
Cendant Corp.
  6.25%, 1/15/08                                          250           252,246
Hutchison Whampoa International Ltd.
  7.45%, 11/24/33 (b)                                     100           105,706
                                                                   ------------
                                                                        357,952
CONTAINERS-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                         200           194,227

ENERGY-0.7%
Amerada Hess Corp.
  7.30%, 8/15/31                                          350           370,897
Devon Financing Corp.
  7.875%, 9/30/31                                         300           342,589
Enterprise Products Operating LP
  Series D
  5.60%, 10/15/14                                         150           141,998
Kinder Morgan Finance Co.
  5.30%, 1/05/11                                          176           162,155
Valero Energy Corp.
  4.75%, 6/15/13                                          300           275,503
XTO Energy, Inc.
  7.50%, 4/15/12                                          100           106,306
                                                                   ------------
                                                                      1,399,448
FINANCIAL-2.0%
Capital One Bank
  6.50%, 6/13/13                                          400           409,032
Countrywide Home Loan, Inc.
  4.25%, 12/19/07                                         250           244,931
General Electric Capital Corp.
  5.00%, 6/15/07                                          500           497,155
  5.875%, 2/15/12                                         500           502,653
Household Finance Corp.
  5.75%, 1/30/07                                          200           200,177
  7.875%, 3/01/07                                         150           152,102
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         150           161,409
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                          500           503,318
Rabobank Capital Fund II
  5.26%, 12/29/49 (b)(c)                                  230           215,801
Resona Preferred Global Securities Ltd.
  7.191%, 12/30/49 (b)(c)                                 413           414,276
The Goldman Sachs Group, Inc.
  6.60%, 1/15/12                                          500           516,030
  6.65%, 5/15/09                                          200           205,127
                                                                   ------------
                                                                      4,022,011
FOOD/BEVERAGE-0.2%
Imperial Tobacco
  7.125%, 4/01/09                                         170           174,892
Kraft Foods, Inc.
  5.25%, 10/01/13                                         300           286,494
                                                                   ------------
                                                                        461,386
HEALTH CARE-0.6%
Boston Scientific Corp.
  6.00%, 6/15/11                                          300           295,957
UnitedHealth Group
  5.25%, 3/15/11                                          200           194,717
WellPoint, Inc.
  5.25%, 1/15/16                                          150           140,579
Wyeth
  6.50%, 2/01/34                                          525           525,637
                                                                   ------------
                                                                      1,156,890
INDUSTRIAL-0.2%
Inco Ltd.
  7.75%, 5/15/12                                          200           213,485
Tyco International Group, SA
  6.00%, 11/15/13                                         115           113,930
Waste Management, Inc.
  6.375%, 11/15/12                                        175           178,525
                                                                   ------------
                                                                        505,940
INSURANCE-0.5%
American Reinsurance
  7.45%, 12/15/26                                         140           149,175
Loews Corp.
  6.75%, 12/15/06                                         100           100,241
North Front Pass Through Trust
  5.81%, 12/15/24 (b)(c)                                  500           475,371
The Hartford Financial
  Services, Inc.
  6.375%, 11/01/08                                        125           126,778
Zurich Capital Trust
  8.376%, 6/01/37 (b)                                     200           211,425
                                                                   ------------
                                                                      1,062,990
INSURANCE CARRIERS-0.2%
Liberty Mutual Group
  5.75%, 3/15/14 (b)                                      350           328,744

METALS/MINING-0.0%
Ispat Inland ULC
  9.75%, 4/01/14                                          100           110,250


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATION-0.2%
Dallas-Fort Worth Texas International
  Airport Facility
  7.07%, 11/01/24                                       $ 400      $    418,636

NON-AIR TRANSPORTATION-0.2%
CSX Corp.
  5.50%, 8/01/13                                          100            97,813
  6.75%, 3/15/11                                          250           259,398
                                                                   ------------
                                                                        357,211
PETROLEUM PRODUCTS-0.1%
Petronas Capital Ltd.
  7.00%, 5/22/12 (b)                                      150           157,695

PUBLIC UTILITIES - ELECTRIC & GAS-1.5%
American Electric Power Co., Inc.
  Series C
  5.375%, 3/15/10                                         250           246,085
CenterPoint Energy Resources Corp.
  Series B
  7.875%, 4/01/13                                         450           489,150
Consumers Energy Co.
  Series B
  5.375%, 4/15/13                                         150           143,951
FirstEnergy Corp.
  Series C
  7.375%, 11/15/31                                        500           536,426
NiSource Finance Corp.
  7.875%, 11/15/10                                        250           267,457
Progress Energy, Inc.
  5.85%, 10/30/08                                         350           350,018
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13 (b)                                     250           248,680
Texas East Transmission LP
  7.30%, 12/01/10                                         350           367,900
Xcel Energy, Inc.
  7.00%, 12/01/10                                         175           182,287
Yorkshire Power
  Series B
  6.496%, 2/25/08                                         200           201,505
                                                                   ------------
                                                                      3,033,459
PUBLIC UTILITIES - TELEPHONE-0.1%
Windstream Corp.
  8.125%, 8/01/13 (b)                                     214           218,280

PUBLISHING-0.1%
R. H. Donnelley Corp.
  8.875%, 1/15/16 (b)                                     225           226,969

SUPERMARKET/DRUG-0.3%
Safeway, Inc.
  4.95%, 8/16/10                                          400           381,878
  5.80%, 8/15/12                                          310           302,748
                                                                   ------------
                                                                        684,626
TECHNOLOGY-0.1%
Cisco Systems, Inc.
  5.25%, 2/22/11                                          140           137,403
Motorola, Inc.
  7.625%, 11/15/10                                         64            68,536
                                                                   ------------
                                                                        205,939

Total Corporate Debt Obligations
  (cost $27,158,410)                                                 26,411,399

COMMERCIAL MORTGAGE BACKED SECURITIES-5.7%
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Cl. A2
  5.787%, 5/11/35                                       1,610         1,610,701
  Series 2005-1 Cl. A3
  4.877%, 11/10/42                                      2,000         1,944,159
Bear Stearns Commercial Mortgage Security
  Series 2005-PWR9 Cl. A4A
  4.871%, 9/11/42                                       2,000         1,859,255
Greenwich Capital Commercial Funding Corp.
  Series 2005-GG3 Cl. A4
  4.799%, 8/10/42 (c)                                     900           835,751
GS Mortgage Securities Corp. II
  Series 2004-GG2 Cl. A6
  5.396%, 8/10/38 (c)                                     600           581,196
JPMorgan Chase Commercial Mortgage Securities Corp.
  Series 2005-LDP3 Cl. A2
  4.851%, 8/15/42                                       1,500         1,449,930
  Series 2006-CB15 Cl. A4
  5.814%, 6/12/43 (c)                                     176           174,249
LB-UBS Commercial Mortgage Trust
  Series 2006-C1 Cl. A4
  5.156%, 2/15/31                                       1,500         1,420,095
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl. A4
  4.864%, 8/12/39 (c)                                     400           371,929
Morgan Stanley Capital I
  Series 2005- HQ5 Cl. A4
  5.168%, 1/14/42                                       1,500         1,428,735

Total Commercial Mortgage Backed Securities
  (cost $12,208,767)                                                 11,676,000


7


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS-0.5%
PUBLIC UTILITIES - ELECTRIC & GAS-0.3%
DTE Energy Trust I                                   $ 20,000      $    506,800

COMMUNICATIONS-0.1%
Centaur Funding Corp. (b)                                 200           234,938

BANKING-0.1%
Royal Bank of Scotland Group Plc                       10,000           215,200

Total Preferred Stocks
  (cost $982,615)                                                       956,938

SOVEREIGN DEBT OBLIGATIONS-0.5%
Korea Development Bank
  5.75%, 9/10/13                                          200           197,874
United Mexican States
  6.375%, 1/16/13                                         700           701,750

Total Sovereign Debt Obligations
  (cost $899,745)                                                       899,624

SHORT-TERM INVESTMENT-0.3%
TIME DEPOSIT-0.3%
The Bank of New York
  4.25%, 7/03/06
  (cost $680,000)                                         680           680,000

TOTAL INVESTMENTS-99.9%
  (cost $190,539,254)                                               204,185,478
Other assets less liabilities-0.1%                                      232,205

NET ASSETS-100%                                                    $204,417,683


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $5,927,163 or 2.9% of net assets.

(c)  Variable rate coupon, rate shown as of June 30, 2006.

     Glossary:

     TIPS - Treasury Inflation Protected Security

     See Notes to Financial Statements.


8


BALANCED SHARES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $190,539,254)         $ 204,185,478
  Cash                                                                      918
  Receivable for investment securities sold                           1,933,253
  Dividends and interest receivable                                   1,108,356
  Receivable for capital stock sold                                         497
  Total assets                                                      207,228,502

LIABILITIES
  Payable for investment securities purchased                         2,299,118
  Payable for capital stock redeemed                                    221,374
  Advisory fee payable                                                   98,897
  Administrative fee payable                                             19,607
  Distribution fee payable                                                9,357
  Transfer agent fee payable                                                119
  Accrued expenses                                                      162,347
  Total liabilities                                                   2,810,819

NET ASSETS                                                        $ 204,417,683

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      11,210
  Additional paid-in capital                                        185,422,957
  Undistributed net investment income                                 2,561,751
  Accumulated net realized gain on investment transactions            2,775,541
  Net unrealized appreciation of investments                         13,646,224
                                                                  $ 204,417,683


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES        NET ASSET
CLASS                          NET ASSETS        OUTSTANDING        VALUE
-------------------------------------------------------------------------------
A                             $161,892,465         8,867,991        $18.26
B                             $ 42,525,218         2,341,960        $18.16


See Notes to Financial Statements.


9


BALANCED SHARES PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                        $   2,119,392
  Dividends                                                           1,326,163
  Total investment income                                             3,445,555

EXPENSES
  Advisory fee                                                          592,124
  Distribution fee--Class B                                              55,823
  Transfer agency--Class A                                                  803
  Transfer agency--Class B                                                  210
  Custodian                                                              83,201
  Printing                                                               59,147
  Administrative                                                         39,000
  Audit                                                                  20,248
  Legal                                                                   6,147
  Directors' fees                                                           638
  Miscellaneous                                                           7,692
  Total expenses                                                        865,033
  Net investment income                                               2,580,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                        3,148,306
  Net change in unrealized appreciation/depreciation of
    investments                                                      (4,591,421)
  Net loss on investment transactions                                (1,443,115)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   1,137,407


See Notes to Financial Statements.


10


BALANCED SHARES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                  (UNAUDITED)         2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                         $    2,580,522   $    5,145,410
  Net realized gain on investment
    transactions                                     3,148,306       20,713,391
  Net change in unrealized
    appreciation/depreciation of
    investments                                     (4,591,421)     (17,354,902)
  Net increase in net assets from
    operations                                       1,137,407        8,503,899

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (4,150,250)      (4,723,307)
    Class B                                           (985,740)      (1,088,094)
  Net realized gain on investment
    transactions
    Class A                                         (4,500,374)              -0-
    Class B                                         (1,194,218)              -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (6,386,642)     (20,841,594)
  Total decrease                                   (16,079,817)     (18,149,096)

NET ASSETS
  Beginning of period                              220,497,500      238,646,596
  End of period (including undistributed
    net investment income of $2,561,751
    and $5,117,219, respectively)               $  204,417,683   $  220,497,500


See Notes to Financial Statements.


11


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Balanced Shares Portfolio (the "Portfolio"), formerly AllianceBernstein Total Return Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to achieve a high return through a combination of current income and capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


13


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $56,902, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   29,751,953   $   36,827,992
U.S. government securities                          15,985,148       16,385,516

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $   20,652,319
Gross unrealized depreciation                                        (7,006,095)
Net unrealized appreciation                                      $   13,646,224

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                      (UNAUDITED)      2005        (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              143,642       271,384   $   2,780,267   $   5,117,800
Shares issued
  in reinvestment
  of dividends
  and distributions      475,571       253,261       8,650,624       4,723,307
Shares redeemed         (876,298)   (1,620,419)    (16,847,875)    (30,581,492)
Net decrease            (257,085)   (1,095,774)  $  (5,416,984)  $ (20,740,385)

CLASS B
Shares sold               41,445       234,077   $     798,741   $   4,387,245
Shares issued
  in reinvestment
  of dividends
  and distributions      120,506        58,657       2,179,958       1,088,094
Shares redeemed         (207,521)     (297,472)     (3,948,357)     (5,576,548)
Net decrease             (45,570)       (4,738)  $    (969,658)  $    (101,209)


15


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    5,811,401   $    5,014,005
Total taxable distributions                      5,811,401        5,014,005
Total distributions paid                    $    5,811,401   $    5,014,005

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    5,324,171
Undistributed long-term capital gains                             5,468,508(a)
Unrealized appreciation/(depreciation)                           17,884,012(b)
Total accumulated earnings/(deficit)                         $   28,676,691

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $14,904,349.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints


17


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


19


BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                             YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)        2005         2004          2003          2002       2001(a)
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                 $19.18           $18.94       $17.76        $15.30        $17.65       $18.01

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (b)                .24              .43          .46(c)        .42           .45          .44
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.14)             .30         1.12          2.47         (2.29)        (.01)
Net increase (decrease) in net
  asset value from operations            .10              .73         1.58          2.89         (1.84)         .43

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.49)            (.49)        (.40)         (.43)         (.32)        (.28)
Distributions from net realized
  gain on investment
  transactions                          (.53)              -0-          -0-           -0-         (.19)        (.42)
Distributions in excess of
  net realized gain on
  investment transactions                 -0-              -0-          -0-           -0-           -0-        (.09)
Total dividends and
  Distributions                        (1.02)            (.49)        (.40)         (.43)         (.51)        (.79)
Net asset value, end of period        $18.26           $19.18       $18.94        $17.76        $15.30       $17.65

TOTAL RETURN
Total investment return based
  on net asset value (d)                 .51%            3.91%        9.07%        19.05%       (10.58)%       2.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $161,893         $175,005     $193,600      $197,334      $171,670     $183,098
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .74%(e)(f)       .71%         .71%          .79%          .79%         .78%
  Expenses, before waivers and
    reimbursements                       .74%(e)(f)       .71%         .76%          .79%          .79%         .78%
  Net investment income                 2.46%(e)(f)      2.29%        2.57%(c)      2.60%         2.76%        2.50%
Portfolio turnover rate                   22%              52%          60%           81%           57%          71%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                  ------------------------------------------------------------------------------------
                                    SIX MONTHS                                                            OCTOBER 26,
                                       ENDED                       YEAR ENDED DECEMBER 31,                2001(g) TO
                                   JUNE 30, 2006   ---------------------------------------------------   DECEMBER 31,
                                    (UNAUDITED)         2005         2004          2003          2002      2001(a)
                                  ---------------  ------------  ------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $19.05           $18.83       $17.69        $15.27        $17.65       $17.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                .21              .38          .43(c)        .36           .39          .06
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.13)             .29         1.10          2.48         (2.27)         .03
Net increase (decrease) in
  net asset value from
  operations                             .08              .67         1.53          2.84         (1.88)         .09

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.44)            (.45)        (.39)         (.42)         (.31)          -0-
Distributions from net
  realized gain on investment
  transactions                          (.53)              -0-          -0-           -0-         (.19)          -0-
Total dividends and
  Distributions                         (.97)            (.45)        (.39)         (.42)         (.50)          -0-
Net asset value, end of period        $18.16           $19.05       $18.83        $17.69        $15.27       $17.65

TOTAL RETURN
Total investment return based
  on net asset value (d)                 .40%            3.61%        8.79%        18.78%       (10.80)%        .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $42,525          $45,493      $45,047       $23,417        $3,302       $1,570
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .99%(e)(f)       .96%         .96%         1.05%         1.05%        1.00%(f)
  Expenses, before waivers and
    reimbursements                       .99%(e)(f)       .96%        1.01%         1.05%         1.05%        1.00%(f)
  Net investment income                 2.21%(e)(f)      2.04%        2.35%(c)      2.29%         2.51%        1.80%(f)
Portfolio turnover rate                   22%              52%          60%           81%           57%          71%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and B shares was to decrease net investment income per share by $.02 and $.02, respectively, increase net realized and unrealized gain (loss) on investments per share by $.02 and $.02, respectively, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class B.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of distribution.


21


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Balanced Shares Portfolio (the "Fund")(2), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplate eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                       ADVISORY FEE
                  BASED ON % OF AVERAGE
CATEGORY             DAILY NET ASSETS                          FUND
-------------------------------------------------------------------------------
Balanced         55 bp on 1st $2.5 billion          Balanced Shares Portfolio
                 45 bp on next $2.5 billion
                 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                             AS A %
                                                           OF AVERAGE
FUND                                  AMOUNT            DAILY NET ASSETS
-------------------------------------------------------------------------------
Balanced Shares Portfolio            $69,000                  0.03%

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                            GROSS EXPENSE RATIO           FISCAL YEAR
-------------------------------------------------------------------------------
Balanced Shares Portfolio         Class A  0.76%              December 31
                                  Class B  1.01%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein Balanced Shares Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                       FEE(4)
-------------------------------------------------------------------------------
Equity Blend                                                      0.80%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                  EFFECTIVE          LIPPER
                                  MANAGEMENT         GROUP
FUND                                 FEE             MEDIAN          RANK
-------------------------------------------------------------------------------
Balanced Shares Portfolio           0.550            0.560           5/11


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


23


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                       EXPENSE     LIPPER      LIPPER      LIPPER      LIPPER
                        RATIO     UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                   (%)(8)     MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Balanced Shares
Portfolio              0.710       0.705       20/35       0.656        8/11

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                   12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Balanced Shares Portfolio                                   $92,987


(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                 ADVISER
                                                               PAYMENTS TO
FUND                                                              ABIRM
-------------------------------------------------------------------------------
Balanced Shares Portfolio                                        $24,973

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


25


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

BALANCED SHARES PORTFOLIO          GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                              9/11               28/36
3 year                              7/11               22/36
5 year                              2/11                6/32
10 year                             2/10                4/29

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                    PERIODS ENDING SEPTEMBER 30, 2005
                                         ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                   1 YEAR      3 YEAR      5 YEAR      10 YEAR    INCEPTION
-------------------------------------------------------------------------------
BALANCED SHARES
PORTFOLIO                8.08       11.72        4.52        9.52        9.28

Lehman Brothers
Aggregate Bond Index     2.80        3.96        6.62        6.55        6.69

S&P 500 Index           12.25       16.71       -1.49        9.49       10.52


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


26



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                      (This page left intentionally blank.)



                      (This page left intentionally blank.)



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING           ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE    EXPENSES PAID       ANNUALIZED
INTERNATIONAL VALUE PORTFOLIO                JANUARY 1, 2006     JUNE 30, 2006    DURING PERIOD*    EXPENSE RATIO*
-----------------------------                ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,139.39          $4.56              0.86%
Hypothetical (5% return before expenses)          $1,000           $1,020.53          $4.31              0.86%

CLASS B
Actual                                            $1,000           $1,138.12          $5.94              1.12%
Hypothetical (5% return before expenses)          $1,000           $1,019.24          $5.61              1.12%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
ING Groep N.V.                                 $   49,742,134           3.7%
Renault, SA                                        42,772,556           3.2
Sumitomo Mitsui Financial Group, Inc.              36,068,956           2.7
JFE Holdings, Inc.                                 34,441,614           2.6
ORIX Corp.                                         34,300,746           2.5
Continental AG                                     34,135,158           2.5
British American Tobacco Plc                       33,510,991           2.5
Canon, Inc.                                        33,294,469           2.5
Royal Bank of Scotland Group Plc                   31,804,257           2.4
Vodafone Group Plc                                 31,297,472           2.3
                                               --------------         -----
                                               $  361,368,353          26.9%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                      $  435,970,959          32.4%
Capital Equipment                                 174,143,209          13.0
Energy                                            150,210,771          11.2
Industrial Commodities                            114,378,270           8.5
Consumer Staples                                   86,629,875           6.4
Technology/Electronics                             85,998,365           6.4
Utilities                                          65,932,220           4.9
Medical                                            51,883,111           3.9
Telecommunications                                 49,727,470           3.7
Construction & Housing                             39,640,388           2.9
Transportation                                     35,625,114           2.6
Consumer Cyclicals                                  3,427,985           0.3
                                               --------------         -----
Total Investments*                              1,293,567,737          96.2
Cash and receivables, net of liabilities           50,930,909           3.8
                                               --------------         -----
Net Assets                                     $1,344,498,646         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COUNTRY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
United Kingdom                                 $  277,593,839          20.6%
Japan                                             258,406,364          19.2
France                                            232,620,904          17.3
Germany                                           134,615,391          10.0
Netherlands                                        49,742,134           3.7
Korea                                              45,677,034           3.4
Spain                                              44,597,318           3.3
Taiwan                                             35,155,184           2.6
Italy                                              33,283,002           2.5
China                                              29,684,103           2.2
Israel                                             26,761,479           2.0
Switzerland                                        26,250,185           2.0
Belgium                                            23,935,628           1.8
Brazil                                             21,077,760           1.6
South Africa                                       13,785,225           1.0
Canada                                             13,418,834           1.0
Other*                                             26,963,353           2.0
                                               --------------         -----
Total Investments**                             1,293,567,737          96.2
Cash and receivables, net of liabilities           50,930,909           3.8
                                               --------------         -----
Net Assets                                     $1,344,498,646         100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Hong Kong, Hungary, Singapore and Sweden.

**   Excludes short-term investments.


3


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-96.2%
FINANCIAL-32.4%
BANKING-20.1%
Bank Hapoalim BM                                      990,700    $    4,330,870
Bank Leumi Le-Israel                                  372,300         1,354,526
Barclays Plc                                        2,241,200        25,406,953
BNP Paribas, SA                                       281,420        26,910,577
Credit Agricole, SA                                   570,040        21,633,024
Credit Suisse Group                                   470,500        26,250,185
Fortis                                                590,100        20,091,105
HBOS Plc                                            1,565,310        27,164,544
Kookmin Bank                                          135,800        11,188,846
Royal Bank of Scotland Group Plc                      968,900        31,804,257
Societe Generale                                      169,920        24,948,715
Standard Bank Group Ltd.                            1,289,800        13,785,225
Sumitomo Mitsui Financial Group, Inc.                   3,406        36,068,956
                                                                 --------------
                                                                    270,937,783
FINANCIAL SERVICES-2.6%
ORIX Corp.                                            140,570        34,300,746

INSURANCE-9.7%
Assurance Generales de France                         216,000        25,462,815
Aviva Plc                                           1,725,597        24,422,065
Friends Provident Plc                               2,061,380         6,816,273
ING Groep N.V.                                      1,267,071        49,742,134
Muenchener Rueckversicherungs-Gesellschaft AG         178,000        24,289,143
                                                                 --------------
                                                                    130,732,430
                                                                 --------------
                                                                    435,970,959
CAPITAL EQUIPMENT-13.0%
AEROSPACE & DEFENSE-2.7%
BAE Systems Plc                                     1,793,000        12,249,051
European Aeronautic Defence and Space Co. NV          807,240        23,156,690
                                                                 --------------
                                                                     35,405,741
AUTOMOBILES-7.7%
Continental AG                                        334,100        34,135,158
Renault, SA                                           398,600        42,772,556
Toyota Motor Corp.                                    510,900        26,701,823
                                                                 --------------
                                                                    103,609,537
MACHINERY & ENGINEERING-2.6%
MAN AG                                                202,700        14,670,777
Sumitomo Heavy Industries Ltd.                      2,214,000        20,457,154
                                                                 --------------
                                                                     35,127,931
                                                                 --------------
                                                                    174,143,209
ENERGY-11.2%
ENERGY SOURCES-11.2%
BP Plc                                              1,169,600        13,561,254
Canadian Natural Resources Ltd.                       242,700        13,418,834
China Petroleum & Chemical Corp.                   18,094,000        10,374,724
Eni S.p.A                                             732,300        21,509,836
MOL Hungarian Oil and Gas Plc                          31,600         3,248,736
MOL Hungarian Oil and Gas Plc (ADR)                    34,630         3,556,442
PetroChina Co., Ltd.                                8,704,000         9,302,139
Petroleo Brasileiro, SA (ADR) (a)                     264,000        21,077,760
Repsol YPF, SA                                        825,500        23,640,619
Total, SA                                             464,600        30,520,427
                                                                 --------------
                                                                    150,210,771
INDUSTRIAL COMMODITIES-8.5%
CHEMICAL-1.2%
Arkema (a)                                              9,820           383,214
Mitsui Chemicals, Inc.                              2,457,000        16,057,313
                                                                 --------------
                                                                     16,440,527
FOREST & PAPER-0.4%
Svenska Cellulosa AB Cl. B                            114,800         4,739,613

METAL - NONFERROUS-1.8%
Xstrata Plc                                           636,270        24,217,937

METAL - STEEL-5.1%
Arcelor                                               262,460        12,706,469
JFE Holdings, Inc.                                    811,200        34,441,614
POSCO                                                  81,300        21,832,110
                                                                 --------------
                                                                     68,980,193
                                                                 --------------
                                                                    114,378,270
CONSUMER STAPLES-6.4%
BEVERAGES & TOBACCO-4.6%
British American Tobacco Plc                        1,331,000        33,510,991
Japan Tobacco, Inc.                                     7,827        28,584,124
                                                                 --------------
                                                                     62,095,115
FOOD & HOUSEHOLD PRODUCTS-1.8%
Delhaize Group                                         55,489         3,844,523
J Sainsbury Plc                                     3,135,500        19,364,509
Tate & Lyle Plc                                       118,500         1,325,728
                                                                 --------------
                                                                     24,534,760
                                                                 --------------
                                                                     86,629,875
TECHNOLOGY/ELECTRONICS-6.4%
DATA PROCESSING-2.5%
Canon, Inc.                                           679,350        33,294,469


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                    SHARES OR
                                                    PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)        U.S. $ VALUE
-------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS-0.7%
Compal Electronics, Inc. (GDR)                      2,102,244    $   10,031,698

ELECTRONIC COMPONENTS & INSTRUMENTS-3.2%
Flextronics International Ltd. (a)                    460,700         4,892,634
Samsung Electronics Co., Ltd.                          19,940        12,656,078
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                        1,456,432        13,370,046
United Microelectronics Corp.                      19,790,000        11,753,440
                                                                 --------------
                                                                     42,672,198
                                                                 --------------
                                                                     85,998,365
UTILITIES-4.9%
ELECTRIC & GAS-4.9%
E.ON AG                                               237,800        27,329,245
Endesa, SA                                            603,159        20,956,699
RWE AG                                                212,470        17,646,276
                                                                 --------------
                                                                     65,932,220
MEDICAL-3.9%
HEALTH & PERSONAL CARE-3.9%
AstraZeneca Plc                                       336,200        20,216,165
GlaxoSmithKline Plc                                   270,200         7,540,529
Sanofi-Aventis                                        247,627        24,126,417
                                                                 --------------
                                                                     51,883,111
TELECOMMUNICATIONS-3.7%
TELECOMMUNICATIONS-3.7%
China Netcom Group Corp. Hong Kong Ltd.             5,706,500        10,007,240
Nippon Telegraph & Telephone Corp.                      1,350         6,591,486
Singapore Telecommunications Ltd.                   1,140,145         1,831,272
Vodafone Group Plc                                 14,705,000        31,297,472
                                                                 --------------
                                                                     49,727,470
CONSTRUCTION & HOUSING-2.9%
BUILDING MATERIALS-0.9%
Buzzi Unicem SpA                                      513,712        11,773,166

CONSTRUCTION & HOUSING-1.4%
George Wimpey Plc                                     336,800         2,828,357
Leopalace21 Corp.                                     319,200        10,996,028
Persimmon Plc                                          79,131         1,803,440
Taylor Woodrow Plc                                    574,800         3,544,741
                                                                 --------------
                                                                     19,172,566
REAL ESTATE-0.6%
Sino Land Co., Ltd.                                 5,435,928         8,694,656
                                                                 --------------
                                                                     39,640,388
TRANSPORTATION-2.6%
TRANSPORTATION - AIRLINES-1.2%
Deutsche Lufthansa AG                                 898,200        16,544,792

TRANSPORTATION - SHIPPING-1.4%
Mitsui OSK Lines Ltd.                               2,802,000        19,080,322
                                                                 --------------
                                                                     35,625,114
CONSUMER CYCLICALS-0.3%
LEISURE & TOURISM-0.3%
Whitbread Plc                                         299,540         3,427,985

Total Common Stocks
  (cost $1,053,562,158)                                           1,293,567,737

SHORT-TERM INVESTMENT-3.9%
TIME DEPOSIT-3.9%
The Bank of New York
  4.25%, 7/03/06
  (cost $52,109,000)                                  $52,109        52,109,000

TOTAL INVESTMENTS-100.1%
  (cost $1,105,671,158)                                           1,345,676,737
Other assets less liabilities-(0.1%)                                 (1,178,091)

NET ASSETS-100%                                                  $1,344,498,646


5


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)

             NUMBER OF    EXPIRATION    ORIGINAL      VALUE AT      UNREALIZED
   TYPE      CONTRACTS      MONTH        VALUE     JUNE 30, 2006   APPRECIATION
-------------------------------------------------------------------------------
EURO STOXX                September
50 Index       376          2006      $16,892,081   $17,611,399      $719,318


(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt

     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


6


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (cost $1,105,671,158)                                     $1,345,676,737
  Cash                                                                   387
  Foreign cash, at value (cost $10,219,071)                       10,451,300(a)
  Receivable for investment securities sold and foreign
    currency contracts                                            19,662,246
  Dividends and interest receivable                                2,972,442
  Receivable for capital stock sold                                2,200,116
  Receivable for variation margin on futures contracts               702,147
  Total assets                                                 1,381,665,375

LIABILITIES
  Payable for investment securities purchased and
    foreign currency contracts                                    35,259,356
  Advisory fee payable                                               832,188
  Payable for capital stock redeemed                                 487,919
  Distribution fee payable                                           260,438
  Administrative fee payable                                          19,607
  Transfer agent fee payable                                             131
  Accrued expenses                                                   307,090
  Total liabilities                                               37,166,729

NET ASSETS                                                    $1,344,498,646

COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $       64,460
  Additional paid-in capital                                   1,070,555,875
  Undistributed net investment income                              5,341,901
  Accumulated net realized gain on investment and foreign
    currency transactions                                         26,465,134
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                  242,071,276
                                                              $1,344,498,646


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES         NET ASSET
CLASS                        NET ASSETS         OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                          $   83,601,463         3,979,585         $21.01
B                          $1,260,897,183        60,480,590         $20.85


(a) An amount equivalent to U.S. $1,274,446 has been segregated as collateral for the financial futures contracts outstanding at June 30, 2006.

     See Notes to Financial Statements.


7


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $2,644,217)         $  22,119,231
  Interest                                                            1,027,352
  Total investment income                                            23,146,583

EXPENSES
  Advisory fee                                                        4,340,794
  Distribution fee--Class B                                           1,356,359
  Transfer agency--Class A                                                  140
  Transfer agency--Class B                                                2,132
  Custodian                                                             431,153
  Printing                                                              203,829
  Administrative                                                         39,000
  Audit                                                                  20,248
  Legal                                                                  18,043
  Directors' fees                                                           630
  Miscellaneous                                                          17,259
  Total expenses                                                      6,429,587
  Net investment income                                              16,716,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          29,470,356
    Futures                                                            (214,746)
    Foreign currency transactions                                    (2,659,951)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      86,377,344
    Futures                                                             543,050
    Foreign currency denominated assets and liabilities               1,376,921
  Net gain on investment and foreign currency transactions          114,892,974

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 131,609,970


See Notes to Financial Statements.


8


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                  (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   16,716,996   $    6,200,829
  Net realized gain on investment and
    foreign currency transactions                   26,595,659       23,534,316
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities              88,297,315       77,294,249
  Net increase in net assets from
    operations                                     131,609,970      107,029,394

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,113,605)        (300,646)
    Class B                                        (15,878,596)      (2,221,447)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                         (1,462,755)        (817,290)
    Class B                                        (22,570,291)      (7,232,618)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     356,650,002      469,268,777
  Total increase                                   447,234,725      565,726,170

NET ASSETS
  Beginning of period                              897,263,921      331,537,751
  End of period (including undistributed
    net investment income of $5,341,901
    and $5,617,106, respectively)               $1,344,498,646   $  897,263,921


See Notes to Financial Statements.


9


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006, there were no expenses waived by the Adviser.


11


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $1,241,260, of which $10,444 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                  PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  446,231,825   $  118,131,132
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $  255,887,940
Gross unrealized depreciation                                       (15,882,361)
Net unrealized appreciation                                      $  240,005,579

1 . FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


13


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR        SIX MONTHS         YEAR
                         ENDED         ENDED          ENDED           ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,190,315       528,832   $  25,119,934   $   9,037,927
Shares issued
  in reinvestment
  of dividends and
  distributions          125,676        69,653       2,576,360       1,117,935
Shares redeemed         (309,810)     (444,976)     (6,583,320)     (7,683,497)
Net increase           1,006,181       153,509   $  21,112,974   $   2,472,365

CLASS B
Shares sold           15,247,857    27,316,701   $ 319,598,170   $ 468,166,930
Shares issued
  in reinvestment
  of dividends and
  distributions        1,889,380       592,360      38,448,887       9,454,065
Shares redeemed       (1,065,008)     (628,505)    (22,510,029)    (10,824,583)
Net increase          16,072,229    27,280,556   $ 335,537,028   $ 466,796,412


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    5,167,063   $    1,328,206
  Net long-term capital gains                    5,404,938               -0-
Total distributions paid                    $   10,572,001   $    1,328,206


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   21,844,176
Undistributed long-term capital gains                            18,982,242
Accumulated capital and other losses                               (320,905)(a)
Unrealized appreciation/(depreciation)                          142,788,075(b)
Total accumulated earnings/(deficit)                         $  183,293,588

(a) Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $2,951, and post-October passive foreign investment company losses of $317,954.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, and the recognition for tax purposes of gains/losses on certain derivative instruments.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers


15


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


17


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                  -----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                                                           MAY 10, 2001(a)
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,                  TO
                                        2006       ---------------------------------------------------   DECEMBER 31,
                                    (UNAUDITED)        2005          2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ---------  -------------
Net asset value,
  beginning of period                 $19.07          $16.70       $13.45         $9.35         $9.87       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (b)                .33             .26(c)       .20(c)        .13(c)        .13(c)       .04(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          2.31            2.49         3.16          4.01          (.64)        (.17)
Net increase (decrease) in
  net asset value from
  operations                            2.64            2.75         3.36          4.14          (.51)        (.13)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  Income                                (.30)           (.10)        (.08)         (.04)         (.01)          -0-
Distributions from net realized
  gain on investment foreign
  currency transactions                 (.40)           (.28)        (.03)           -0-           -0-          -0-
Total dividends and
  Distributions                         (.70)           (.38)        (.11)         (.04)         (.01)          -0-
Net asset value, end of period        $21.01          $19.07       $16.70        $13.45         $9.35        $9.87

TOTAL RETURN
Total investment return based
  on net asset value (d)               13.94%          16.92%       25.12%        44.36%        (5.15)%      (1.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $83,602         $56,692      $47,095       $31,628       $14,391       $3,913
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .86%(e)(f)      .86%         .95%         1.20%         1.17%         .95%(f)
  Expenses, before waivers and
    reimbursements                       .86%(e)(f)      .87%        1.13%         1.49%         2.20%        8.41%(f)
  Net investment income                 3.10%(e)(f)     1.54%(c)     1.42%(c)      1.16%(c)      1.30%(c)      .59%(c)(f)
Portfolio turnover rate                   11%             18%          23%           14%           19%          22%


See footnote summary on page 19.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                  ------------------------------------------------------------------------------------
                                    SIX MONTHS                                                             AUGUST 15,
                                       ENDED                                                                 2001(g)
                                     JUNE 30,                     YEAR ENDED DECEMBER 31,                      TO
                                        2006       ----------------------------------------------------   DECEMBER 31,
                                    (UNAUDITED)        2005         2004          2003          2002         2001
                                  ---------------  -----------  ------------  -------------  ----------  -------------
Net asset value,
  beginning of period                 $18.93          $16.61       $13.39         $9.33         $9.87       $10.25

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (b)                .30             .19(c)       .15(c)        .08(c)        .08(c)       .01(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          2.30            2.50         3.16          4.01          (.61)        (.39)
Net increase (decrease) in
  net asset value from
  operations                            2.60            2.69         3.31          4.09          (.53)        (.38)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  Income                                (.28)           (.09)        (.06)         (.03)         (.01)          -0-
Distributions from net
  realized gain on investment
  foreign currency transactions         (.40)           (.28)        (.03)           -0-           -0-          -0-
Total dividends and
  Distributions                         (.68)           (.37)        (.09)         (.03)         (.01)          -0-
Net asset value, end of period        $20.85          $18.93       $16.61        $13.39         $9.33        $9.87

TOTAL RETURN
Total investment return based
  on net asset value (d)               13.81%          16.58%       24.86%        43.95%        (5.36)%      (3.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                 $1,260,897        $840,572     $284,443      $112,336       $26,133       $1,828
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                      1.12%(e)(f)     1.11%        1.20%         1.45%         1.44%        1.20%(f)
  Expenses, before waivers and
    reimbursements                      1.12%(e)(f)     1.12%        1.38%         1.74%         2.47%        9.31%(f)
  Net investment income                 2.89%(e)(f)     1.08%(c)     1.07%(c)       .38%(c)       .86%(c)      .17%(c)(f)
Portfolio turnover rate                   11%             18%          23%           14%           19%          22%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of distribution.


19


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Value Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                        ADVISORY FEE
                    BASED ON % OF AVERAGE
CATEGORY              DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion      International Value Portfolio
                  65 bp on next $2.5 billion
                  60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                 AS A %
                                                               OF AVERAGE
FUND                                         AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
International Value Portfolio(3)            $69,000               0.03%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3)  The expense reimbursement has been waived by the Adviser.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly, the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                       EXPENSE CAP PURSUANT TO
                         EXPENSE LIMITATION      GROSS EXPENSE       FISCAL
FUND                        UNDERTAKING              RATIO          YEAR END
-------------------------------------------------------------------------------
International Value        Class A  1.20%            1.13%         December 31
Portfolio                  Class B  1.45%            1.38%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                      NET ASSETS                             EFFECTIVE ALLIANCE
                       09/30/05     ALLIANCE INSTITUTIONAL      INSTITUTIONAL
FUND                    ($MIL)           FEE SCHEDULE            ADVISORY FEE
-------------------------------------------------------------------------------
International Value     $714.8     International Strategic          0.528%
Portfolio                          Value Schedule
                                   90 bp on 1st $25 m
                                   70 bp on next $25 m
                                   60 bp on next $50 m
                                   50 bp on the balance
                                   MINIMUM ACCOUNT SIZE $25 M


21


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                           ACITM MUTUAL FUND(4)                  FEE
-------------------------------------------------------------------------------
International Value         Alliance International Value             0.30%
Portfolio                   TRB (Sumitomo)(5)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                    FEE SCHEDULE
-------------------------------------------------------------------------------
International Value          Client # 1          0.65% on first $75 million
Portfolio                                        0.50% on next $25 million
                                                 0.40% on next $200 million
                                                 0.35% on next $450 million
                                                 0.30% thereafter

                             Client # 2(6)       0.60% on first $1 billion
                                                 0.55% on next $500 million
                                                 0.50% on next $500 million
                                                 0.45% on next $500 million
                                                 0.40% thereafter

                             Client # 3          Base fee of
                                                 0.22% on first $1 billion
                                                 0.18% on next $1.5 billion
                                                 0.16% thereafter
                                                 +/- Performance Fee(7)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers.


(4)  The name in parenthesis is the distributor of the fund.

(5)  The ACITM fund is not a retail fund.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.23%.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                      EFFECTIVE       LIPPER
                                     MANAGEMENT       GROUP
FUND                                    FEE           MEDIAN         RANK
-------------------------------------------------------------------------------
International Value Portfolio           0.750         0.852          2/10

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe(10). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                       EXPENSE     LIPPER      LIPPER      LIPPER      LIPPER
                        RATIO     UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                   (%)(11)    MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
International Value
Portfolio               0.958       0.958       7/13       0.980        5/10

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(8) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recent fiscal year end Class A share total expense ratio.


23


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                     12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
International Value Portfolio                                 $435,830

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              ADVISER
                                                             PAYMENTS TO
FUND                                                           ABIRM
-------------------------------------------------------------------------------
International Value Portfolio                                 $372,705

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(12) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(12) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the period ended September 30, 2005.

INTERNATIONAL VALUE PORTFOLIO          GROUP              UNIVERSE
-------------------------------------------------------------------------------
1 year                                  2/10                2/12
3 year                                  1/9                 1/10

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark(17).

                                         PERIODS ENDING SEPTEMBER 30, 2005
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                1 YEAR      3 YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO        26.97       30.79            15.80
MSCI EAFE Index (Net)                25.79       24.61             7.14

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(13)  The performance rankings are for the Class A shares of the Fund.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(16)  The performance returns are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


25



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


> ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

REAL ESTATE              BEGINNING         ENDING        EXPENSES    ANNUALIZED
INVESTMENT            ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING   EXPENSE
PORTFOLIO            JANUARY 1, 2006   JUNE 30, 2006      PERIOD*      RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                    $1,000         $1,141.97         $4.51         0.85%
Hypothetical
  (5% return
  before expenses)        $1,000         $1,020.58         $4.26         0.85%

CLASS B
Actual                    $1,000         $1,139.99         $5.84         1.10%
Hypothetical
  (5% return
  before expenses)        $1,000         $1,019.34         $5.51         1.10%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Simon Property Group, Inc.                   $  6,344,910             6.4%
ProLogis                                        5,707,140             5.8
Public Storage, Inc.                            4,637,490             4.7
AvalonBay Communities, Inc.                     4,612,854             4.7
Vornado Realty Trust                            4,165,385             4.2
Equity Residential                              4,025,700             4.1
Boston Properties, Inc.                         4,004,720             4.0
Camden Property Trust                           3,471,560             3.5
General Growth Properties, Inc.                 3,460,608             3.5
Alexandria Real Estate Equities, Inc.           3,458,520             3.5
-------------------------------------------------------------------------------
                                             $ 43,888,887            44.4%


INDUSTRY DIVERSIFICATION
June 30, 2006 (unaudited)

                                                                  PERCENT OF
INDUSTRY                                     U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Office                                       $ 19,903,466            20.1%
Apartments                                     19,035,946            19.2
Regional Malls                                 11,993,958            12.1
Lodging                                        11,861,564            12.0
Shopping Centers                               10,800,585            10.9
Diversified                                     7,603,222             7.7
Industrial                                      7,483,203             7.6
Storage                                         4,637,490             4.7
Health Care                                     1,965,040             2.0

Total Investments*                             95,284,474            96.3
Cash and receivables,
  net of liabilities                            3,673,094             3.7

Net Assets                                   $ 98,957,568           100.0%


*    Excludes short-term investments.

     Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


2


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.3%

REAL ESTATE INVESTMENT TRUSTS-96.3%
OFFICE-20.1%
Alexandria Real Estate Equities, Inc.            39,000     $  3,458,520
BioMed Realty Trust, Inc.                        17,600          526,944
Boston Properties, Inc.                          44,300        4,004,720
Brookfield Properties Corp.                      46,700        1,502,339
Corporate Office Properties Trust                77,900        3,278,032
Equity Office Properties Trust                   39,400        1,438,494
Maguire Properties, Inc.                         81,400        2,862,838
Reckson Associates Realty Corp.                  17,900          740,702
SL Green Realty Corp.                            19,100        2,090,877
                                                             ------------
                                                              19,903,466

APARTMENTS-19.2%
Archstone-Smith Trust                            53,000        2,696,110
AvalonBay Communities, Inc.                      41,700        4,612,854
Camden Property Trust                            47,200        3,471,560
Equity Residential                               90,000        4,025,700
Essex Property Trust, Inc.                       11,500        1,284,090
Mid-America Apartment Communities, Inc.          34,900        1,945,675
United Dominion Realty Trust, Inc.               35,700          999,957
                                                             ------------
                                                              19,035,946

REGIONAL MALLS-12.1%
General Growth Properties, Inc.                  76,800        3,460,608
Simon Property Group, Inc.                       76,500        6,344,910
Taubman Centers, Inc.                            36,000        1,472,400
The Macerich Co.                                 10,200          716,040
                                                             ------------
                                                              11,993,958

LODGING-12.0%
Equity Inns, Inc.                                77,900        1,290,024
FelCor Lodging Trust, Inc.                       76,500        1,663,110
Host Marriott Corp.                             149,940        3,279,188
LaSalle Hotel Properties                         22,500        1,041,750
Starwood Hotels & Resorts
  Worldwide, Inc.                                 7,700          464,618
Strategic Hotel Capital, Inc.                    91,600        1,899,784
Sunstone-Hotel Investors, Inc.                   76,500        2,223,090
                                                             ------------
                                                              11,861,564

SHOPPING CENTERS-10.9%
Developers Diversified Realty Corp.              33,100        1,727,158
Federal Realty Investment Trust                  29,100        2,037,000
Kimco Realty Corp.                               92,800        3,386,272
Regency Centers Corp.                            39,200        2,436,280
Tanger Factory Outlet Centers, Inc.              37,500        1,213,875
                                                             ------------
                                                              10,800,585

DIVERSIFIED-7.7%
Digital Realty Trust, Inc.                       97,800        2,414,682
Forest City Enterprises, Inc.                    20,500        1,023,155
Vornado Realty Trust                             42,700        4,165,385
                                                             ------------
                                                               7,603,222

INDUSTRIAL-7.6%
AMB Property Corp.                               19,400          980,670
First Potomac Realty Trust                       26,700          795,393
ProLogis                                        109,500        5,707,140
                                                             ------------
                                                               7,483,203

STORAGE-4.7%
Public Storage, Inc.                             61,100        4,637,490

HEALTH CARE-2.0%
Ventas, Inc.                                     58,000        1,965,040

Total Common Stocks
  (cost $57,397,846)                                          95,284,474

SHORT-TERM INVESTMENT-2.1%
TIME DEPOSIT-2.1%
The Bank of New York
  4.25%, 7/03/06
  (cost $2,046,000)                             $ 2,046        2,046,000

TOTAL INVESTMENTS-98.4%
  (cost $59,443,846)                                          97,330,474
Other assets less liabilities-1.6%                             1,627,094

NET ASSETS-100%                                             $ 98,957,568


See Notes to Financial Statements.


3


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $59,443,846)                                            $ 97,330,474
  Cash                                                                   8,590
  Receivable for investment securities sold                          1,832,114
  Dividends and interest receivable                                    397,510
  Receivable for capital stock sold                                     16,116
  Total assets                                                      99,584,804

LIABILITIES
  Payable for investment securities purchased                          381,688
  Payable for capital stock redeemed                                    90,116
  Advisory fee payable                                                  46,175
  Administrative fee payable                                            19,607
  Distribution fee payable                                               6,064
  Transfer agent fee payable                                               123
  Accrued expenses                                                      83,463
  Total liabilities                                                    627,236

NET ASSETS                                                        $ 98,957,568

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      5,134
  Additional paid-in capital                                        51,923,417
  Undistributed net investment income                                1,262,425
  Accumulated net realized gain on
    investment transactions                                          7,879,964
  Net unrealized appreciation of investments                        37,886,628
                                                                  $ 98,957,568

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                      SHARES         NET ASSET
CLASS                                NET ASSETS     OUTSTANDING        VALUE
-------------------------------------------------------------------------------
A                                   $70,379,538      3,651,158        $19.28
B                                   $28,578,030      1,482,685        $19.27

See Notes to Financial Statements.


4


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,491)             $  1,692,481
  Interest                                                              35,252
  Total investment income                                            1,727,733

EXPENSES
  Advisory fee                                                         270,323
  Distribution fee--Class B                                             33,982
  Transfer agency--Class A                                                 814
  Transfer agency--Class B                                                 315
  Custodian                                                             58,131
  Administrative                                                        39,000
  Printing                                                              25,827
  Audit                                                                 21,133
  Legal                                                                  2,793
  Directors' fees                                                          621
  Miscellaneous                                                          3,720
  Total expenses                                                       456,659
  Net investment income                                              1,271,074

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       7,976,700
  Net change in unrealized appreciation/depreciation
    of investments                                                   3,434,484
  Net gain on investment transactions                               11,411,184

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 12,682,258

See Notes to Financial Statements.


5


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                  JUNE 30, 2006    DECEMBER 31,
                                                   (UNAUDITED)        2005
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                           $  1,271,074    $  1,953,189
  Net realized gain on investment transactions       7,976,700      25,044,217
  Net change in unrealized appreciation/
    depreciation of investments                      3,434,484     (19,870,542)
  Net increase in net assets from operations        12,682,258       7,126,864

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,453,595)     (2,199,640)
    Class B                                           (500,621)       (550,085)
  Net realized gain on investment transactions
    Class A                                         (9,286,857)     (7,012,167)
    Class B                                         (3,779,939)     (2,183,116)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            9,259,868     (59,043,161)
  Total increase (decrease)                          6,921,114     (63,861,305)

NET ASSETS
  Beginning of period                               92,036,454     155,897,759
  End of period (including undistributed net
    investment income of $1,262,425 and
    $1,945,567, respectively)                     $ 98,957,568    $ 92,036,454

See Notes to Financial Statements.


6


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is total return from long-term growth of capital and income. Prior to February 1, 2006, the Portfolio's objective was to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign


7


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .90% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $18,114, none of which was paid to Sanford C. Bernstein & Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                PURCHASES            SALES
-------------------------------------------------------------------------------
Investment securities (excluding
  U. S. government securities)                $ 22,707,291        $ 28,401,131
U.S. GOVERNMENT SECURITIES                              -0-                 -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                     $ 37,988,345
Gross unrealized depreciation                                         (101,717)
Net unrealized appreciation                                       $ 37,886,628

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


9


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              222,141       482,355     $ 4,837,459   $   9,469,405
Shares issued in
  reinvestment of
  dividends and
  distributions          569,785       503,377      10,740,452       9,211,808
Shares redeemed         (502,777)   (1,904,173)    (10,856,292)    (37,151,995)
Net increase
  (decrease)             289,149      (918,441)    $ 4,721,619   $ (18,470,782)

CLASS B
Shares sold              168,862       492,284     $ 3,700,640  $    9,499,398
Shares issued in
  reinvestment of
  dividends and
  distributions          227,085       149,437       4,280,560       2,733,201
Shares redeemed         (161,076)   (2,678,456)     (3,442,951)    (52,804,978)
Net increase
  (decrease)             234,871    (2,036,735)    $ 4,538,249   $ (40,572,379)


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                   2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $  6,167,554         $ 2,881,552
  Net long-term capital gains                    5,777,454                  -0-
Total taxable distributions                     11,945,008           2,881,552
Total distributions paid                      $ 11,945,008         $ 2,881,552

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   2,981,167
Undistributed long term capital gain                             12,023,922
Unrealized appreciation/(depreciation)                           34,362,682(a)
Total accumulated earnings/(deficit)                           $ 49,367,771

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


11


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


13


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


14


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006    ---------------------------------------------------------------
                                            (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net assets value, beginning of period         $19.98          $20.66       $15.62       $11.52       $11.50       $10.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .28             .32          .39(b)       .46          .44(b)       .47(b)
Net realized and unrealized gain (loss)
  on investment transactions                    2.48            1.84         5.05         3.99         (.12)         .67
Net increase in net asset value
  from operations                               2.76            2.16         5.44         4.45          .32         1.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)           (.68)        (.40)        (.35)        (.30)        (.39)
Distributions from net realized gain
  on investment transactions                   (2.99)          (2.16)          -0-          -0-          -0-          -0-
Total dividends and distributions              (3.46)          (2.84)        (.40)        (.35)        (.30)        (.39)
Net asset value, end of period                $19.28          $19.98       $20.66       $15.62       $11.52       $11.50

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.20%          11.67%       35.63%       39.30%        2.60%       10.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $70,380         $67,161      $88,441      $68,717      $50,062      $39,417
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .85%(d)(e)      .83%         .77%        1.24%        1.06%         .95%
  Expenses, before waivers
    and reimbursements                           .85%(d)(e)      .83%         .99%        1.24%        1.29%        1.39%
  Net investment income                         2.66%(d)(e)     1.64%        2.26%(b)     3.50%        3.70%(b)     4.32%(b)
Portfolio turnover rate                           24%             46%          35%          23%          31%          33%

See footnote summary on page 16.


15


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                     APRIL 24, 2001(f)
                                               ENDED                       YEAR ENDED DECEMBER 31,                  TO
                                           JUNE 30, 2006    --------------------------------------------------  DECEMBER 31,
                                            (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net assets value, beginning of period         $19.94          $20.54       $15.55       $11.48       $11.49       $10.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .26             .38          .34(b)       .43          .40(b)       .31(b)
Net realized and unrealized gain (loss)
  on investment transactions                    2.46            1.72         5.03         3.98         (.11)        1.11
Net increase in net asset value
  from operations                               2.72            2.10         5.37         4.41          .29         1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.40)           (.54)        (.38)        (.34)        (.30)        (.39)
Distributions from net realized gain
  on investment transactions                   (2.99)          (2.16)          -0-          -0-          -0-          -0-
Total dividends and distributions              (3.39)          (2.70)        (.38)        (.34)        (.30)        (.39)
Net asset value, end of period                $19.27          $19.94       $20.54       $15.55       $11.48       $11.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.00%          11.40%       35.28%       39.02%        2.31%       13.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $28,578         $24,875      $67,457      $43,919      $16,626       $5,603
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.10%(d)(e)     1.06%        1.02%        1.49%        1.31%        1.20%(e)
  Expenses, before waivers
    and reimbursements                          1.10%(d)(e)     1.06%        1.24%        1.49%        1.52%        1.84%(e)
  Net investment income                         2.43%(d)(e)     2.11%        2.02%(b)     3.22%        3.43%(b)     4.40%(b)(e)
Portfolio turnover rate                           24%             46%          35%          23%          31%          33%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.

(f)  Commencement of distribution.


16


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Real Estate Investment Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                                 ADVISORY FEE
                             BASED ON % OF AVERAGE
CATEGORY                       DAILY NET ASSETS                  FUND
-------------------------------------------------------------------------------
Value                    55 bp on 1st $2.5 billion         Real Estate
                         45 bp on next $2.5 billion        Investment Portfolio
                         40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                                          AMOUNT        DAILY NET ASSETS
-------------------------------------------------------------------------------
Real Estate Investment Portfolio             $69,000             0.05%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


17


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                              GROSS EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
Real Estate Investment Portfolio    Class A  0.99%               December 31
                                    Class B  1.24%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

               NET ASSETS                                  EFFECTIVE ALLIANCE
               09/30/05       ALLIANCE INSTITUTIONAL         INSTITUTIONAL
FUND            ($MIL)             FEE SCHEDULE               ADVISORY FEE
-----------------------------------------------------------------------------
Real Estate      $94.3     Domestic REIT Strategy Schedule      0.559%(3)
  Investment               70 bp on 1st $25 m
  Portfolio                60 bp on next $25 m
                           50 bp on next $25 m
                           negotiable on the balance
                           MINIMUM ACCOUNT SIZE $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.


(3)    Assumes 40 bp on the balance.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                  FEE
-------------------------------------------------------------------------------
Real Estate                                                  0.95%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                       EFFECTIVE         LIPPER
                                       MANAGEMENT         GROUP
FUND                                      FEE            MEDIAN       RANK
-------------------------------------------------------------------------------
Real Estate Investment
  Portfolio                               0.550           0.820        1/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                      LIPPER        LIPPER      LIPPER     LIPPER
                      EXPENSE      UNIVERSE    UNIVERSE    GROUP       GROUP
FUND                RATIO (%)(7)   MEDIAN (%)    RANK     MEDIAN (%)    RANK
-------------------------------------------------------------------------------
Real Estate
  Investment
  Portfolio            0.769          0.900       3/17      0.900       3/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)    Most recent fiscal year end Class A share total expense ratio.


19


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                         12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Real Estate Investment Portfolio                                  $135,416

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                ADVISER
                                                              PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
Real Estate Investment Portfolio                              $275,618

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser,


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

REAL ESTATE INVESTMENT PORTFOLIO                        GROUP       UNIVERSE
-------------------------------------------------------------------------------
1 year                                                  9/13          10/17
3 year                                                  5/11           6/14
5 year                                                  3/11           3/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                         PERIODS ENDING SEPTEMBER 30, 2005
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                      1           3          5          SINCE
FUND                                 YEAR        YEAR       YEAR      INCEPTION
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT PORTFOLIO    26.57       27.05       18.83       12.55
NEREIT Equity Index                 27.28       26.02       19.58       12.56


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)    The performance rankings are for the Class A shares of the Fund.

(10)   The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)   The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


21



ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


SEMI-ANNUAL REPORT

>     ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES
The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                        BEGINNING           ENDING
                                      ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID       ANNUALIZED
SMALL/MID CAP VALUE PORTFOLIO        JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*     EXPENSE RATIO*
                                     ---------------     -------------     --------------     --------------
CLASS A
Actual                                    $1,000            $1,070.18            $4.47              0.87%
Hypothetical (5% return before
  expenses)                               $1,000            $1,020.48            $4.36              0.87%
CLASS B
Actual                                    $1,000            $1,069.03            $5.75              1.12%
Hypothetical (5% return before
  expenses)                               $1,000            $1,019.24            $5.61              1.12%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1


SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                    U.S. $ VALUE           PERCENT OF NET ASSETS
---------------------------------------------------------------------------------------
Terex Corp.                                $ 6,573,419                       1.8%
StanCorp Financial Group, Inc.               6,465,569                       1.8
Vail Resorts, Inc.                           6,273,610                       1.8
Allegheny Energy, Inc.                       6,268,537                       1.7
Radian Group, Inc.                           6,215,068                       1.7
Con-way, Inc.                                6,136,235                       1.7
GATX Corp.                                   5,873,500                       1.6
Office Depot, Inc.                           5,814,000                       1.6
Old Republic International Corp.             5,735,174                       1.6
FelCor Lodging Trust, Inc.                   5,686,097                       1.6
                                           -----------                      -----
                                          $ 61,041,209                      16.9%

SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)
SECTOR                                    U.S. $ VALUE            PERCENT OF NET ASSETS
---------------------------------------------------------------------------------------
FINANCIAL                                 $ 87,341,515                       24.2%
Capital Equipment                           39,393,789                       10.9
Technology                                  36,153,532                       10.0
Consumer Cyclicals                          29,324,885                        8.1
Services                                    29,062,075                        8.1
Consumer Growth                             28,045,989                        7.8
Consumer Staples                            26,706,419                        7.4
Utilities                                   21,631,945                        6.0
Industrial Resources                        18,684,199                        5.2
Energy                                      18,594,089                        5.2
Commodities                                 10,730,364                        3.0
Non-Financial                                9,078,139                        2.5
Total Investments*                         354,746,940                       98.4
Cash and receivables, net of liabilities     5,779,877                        1.6
                                           -----------                      -----
Net Assets                                $360,526,817                      100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.4%
FINANCIAL-24.2%
MAJOR REGIONAL
  BANKS-4.1%
Central Pacific Financial
  Corp.                                         101,900     $  3,943,530
Trustmark Corp.                                 128,806        3,989,122
UnionBanCal Corp.                                45,900        2,964,681
Whitney Holding Corp.                           114,900        4,064,013
                                                             ------------
                                                              14,961,346

MULTI-LINE
  INSURANCE-1.8%
StanCorp Financial Group,
  Inc.                                          127,000        6,465,569

PROPERTY - CASUALTY
  INSURANCE-8.2%
Arch Capital Group Ltd. (a)                      87,700        5,214,642
Aspen Insurance Holdings
  Ltd.                                          190,800        4,443,732
Old Republic International
  Corp.                                         268,375        5,735,174
PartnerRe Ltd.                                   17,700        1,133,685
Platinum Underwriters
  Holdings Ltd.                                 179,400        5,019,612
Radian Group, Inc.                              100,600        6,215,068
RenaissanceRe Holdings Ltd.                      33,600        1,628,256
                                                             ------------
                                                              29,390,169

REAL ESTATE INVESTMENT
  TRUST-2.9%
Digital Realty Trust, Inc.                      126,700        3,128,223
FelCor Lodging Trust, Inc.                      261,550        5,686,097
Strategic Hotels & Resorts,
  Inc.                                           85,500        1,773,270
                                                             ------------
                                                              10,587,590

SAVINGS AND LOAN-5.8%
ASTORIA FINANCIAL CORP.                         175,900        5,356,155
MAF Bancorp, Inc.                                79,897        3,422,787
Provident Financial Services,
  Inc.                                          232,700        4,176,965
Sovereign Bancorp, Inc.                         141,750        2,878,943
Washington Federal, Inc.                         36,500          846,435
Webster Financial Corp.                          91,900        4,359,736
                                                             ------------
                                                              21,041,021

MISCELLANEOUS
  FINANCIAL-1.4%
A.G. Edwards, Inc.                               88,500        4,895,820
                                                             ------------
                                                              87,341,515

CAPITAL
  EQUIPMENT-10.9%
AEROSPACE - DEFENSE-1.1%
Goodrich Corp.                                  104,275        4,201,240
AUTO TRUCKS - PARTS-2.6%
ArvinMeritor, Inc.                              263,200     $  4,524,408
TRW Automotive Holdings
  Corp. (a)                                     174,000        4,746,720
                                                             ------------
                                                               9,271,128

ELECTRICAL
  EQUIPMENT-3.6%
Acuity Brands, Inc.                             107,700        4,190,607
Checkpoint Systems, Inc. (a)                    121,500        2,698,515
Cooper Industries Ltd. Cl. A                     42,200        3,921,224
The Genlyte Group, Inc. (a)                      29,600        2,143,928
                                                             ------------
                                                              12,954,274

MACHINERY-2.1%
Moog, Inc. Cl. A (a)                             28,900          988,958
Terex Corp. (a)                                  66,600        6,573,419
                                                             ------------
                                                               7,562,377

MISCELLANEOUS CAPITAL
  GOODS-1.5%
SPX Corp.                                        96,600        5,404,770
                                                             ------------
                                                              39,393,789

TECHNOLOGY-10.0%
COMMUNICATION -
  EQUIP. MFRS-2.6%
ADC Telecommunications,
  Inc. (a)                                       74,757        1,260,403
Andrew Corp. (a)                                307,900        2,727,994
CommScope, Inc. (a)                             165,500        5,200,011
                                                             ------------
                                                               9,188,408

COMPUTER/
  INSTRUMENTATION-1.7%
Celestica, Inc. (a)                             458,800        4,376,952
Sanmina-SCI Corp. (a)                           411,679        1,893,723
                                                             ------------
                                                               6,270,675

COMPUTER SERVICES/
  SOFTWARE-1.3%
CSG Systems International,
  Inc. (a)                                      191,400        4,735,236

SEMICONDUCTORS-2.6%
AVX Corp.                                        96,000        1,515,840
Vishay Intertechnology,
  Inc. (a)                                      299,000        4,703,270
Zoran Corp. (a)                                 135,400        3,295,636
                                                             ------------
                                                               9,514,746

MISCELLANEOUS
  INDUSTRIAL
  TECHNOLOGY-1.8%
Arrow Electronics, Inc. (a)                      81,200        2,614,640
Intergraph Corp. (a)                             40,003        1,259,694




3


SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Solectron Corp. (a)                             107,400      $   367,308
Tech Data Corp. (a)                              57,500        2,202,825
                                                             ------------
                                                               6,444,467
                                                             ------------
                                                              36,153,532

CONSUMER
  CYCLICALS-8.1%
RETAILERS-6.2%
AutoNation, Inc. (a)                            151,149        3,240,635
Big Lots, Inc. (a)                              212,000        3,620,960
Furniture Brands International,
  Inc.                                          168,100        3,503,204
Office Depot, Inc. (a)                          153,000        5,814,000
Payless ShoeSource, Inc. (a)                    163,900        4,453,163
Saks, Inc. (a)                                  102,925        1,664,297
                                                             ------------
                                                              22,296,259

TEXTILES/SHOES -
  APPAREL MFG.-1.9%
Liz Claiborne, Inc.                             108,100        4,006,186
V.F. Corp.                                       44,500        3,022,440
                                                             ------------
                                                               7,028,626
                                                             ------------
                                                              29,324,885

SERVICES-8.1%
AIR TRANSPORT-2.5%
Alaska Air Group, Inc. (a)                      111,700        4,403,214
Continental Airlines, Inc.
  Cl. B (a)                                     150,600        4,487,880
                                                             ------------
                                                               8,891,094

RAILROADS-1.5%
Laidlaw International, Inc.                     212,100        5,344,920

TRUCKERS-2.5%
Con-way, Inc.                                   105,925        6,136,235
Ryder System, Inc.                               48,200        2,816,326
                                                             ------------
                                                               8,952,561

MISCELLANEOUS
  INDUSTRIAL
  TRANSPORTATION-1.6%
GATX Corp.                                      138,200        5,873,500
                                                             ------------
                                                              29,062,075

CONSUMER GROWTH-7.8%
DRUGS-0.6%
Endo Pharmaceuticals
  Holdings, Inc. (a)                             61,375        2,024,148

ENTERTAINMENT-1.7%
Vail Resorts, Inc. (a)                          169,100        6,273,610

HOSPITAL
  MANAGEMENT-1.0%
Universal Health Services, Inc.
  Cl. B                                          70,900        3,563,434

HOSPITAL SUPPLIES-0.6%
Owens & Minor, Inc.                              76,725    $   2,194,335

OTHER MEDICAL-1.5%
PerkinElmer, Inc.                               262,300        5,482,070

PHOTOGRAPHY-1.1%
IKON Office Solutions, Inc.                     319,400        4,024,440

PUBLISHING-1.3%
The Reader's Digest
  Association, Inc.                             321,200        4,483,952
                                                             ------------
                                                              28,045,989

CONSUMER STAPLES-7.4%
BEVERAGES - SOFT, LITE &
  HARD-1.0%
Molson Coors Brewing Co.
  Cl. B                                          52,200        3,543,336

FOODS-3.1%
Corn Products International,
  Inc.                                           66,000        2,019,600
Performance Food Group
  Co. (a)                                       184,400        5,602,072
Universal Corp.                                  96,700        3,599,174
                                                             ------------
                                                              11,220,846

RESTAURANTS-2.2%
Jack in the Box, Inc. (a)                        85,200        3,339,840
Papa John's International,
  Inc. (a)                                      137,654        4,570,113
                                                             ------------
                                                               7,909,953

RETAIL STORES -
  FOOD-1.1%
Longs Drug Stores Corp.                          68,200        3,111,284
SUPERVALU, Inc.                                  30,000          921,000
                                                             ------------
                                                               4,032,284
                                                             ------------
                                                              26,706,419

UTILITIES-6.0%
ELECTRICAL
  COMPANIES-6.0%
Allegheny Energy, Inc. (a)                      169,100        6,268,537
Constellation Energy Group,
  Inc.                                           41,000        2,235,320
Northeast Utilities                             171,200        3,538,704
Puget Energy, Inc.                              231,800        4,979,064
Wisconsin Energy Corp.                          114,400        4,610,320
                                                             ------------
                                                              21,631,945

INDUSTRIAL
  RESOURCES-5.2%
STEEL-2.9%
Chaparral Steel Co. (a)                          30,300        2,182,206
Quanex Corp.                                     89,200        3,841,844
Steel Dynamics, Inc.                             66,100        4,345,414
                                                             ------------
                                                              10,369,464


4


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
MISCELLANEOUS
  METALS-2.3%
Commercial Metals Co.                            73,800    $   1,896,660
Mueller Industries, Inc.                         75,000        2,477,250
Silgan Holdings, Inc.                           106,480        3,940,825
                                                             ------------
                                                               8,314,735
                                                             ------------
                                                              18,684,199

ENERGY-5.2%
OFFSHORE DRILLING-1.4%
Rowan Cos., Inc.                                140,000        4,982,600

OIL SERVICES-2.6%
Hanover Compressor Co. (a)                      248,233        4,661,816
Plains Exploration &
Production Co. (a)                              114,200        4,629,668
                                                             ------------
                                                               9,291,484

OIL WELL EQUIPMENT &
SERVICES-0.5%
Todco, Cl. A (a)                                 42,100        1,719,785

OILS - INTEGRATED
DOMESTIC-0.7%
Hess Corp.                                       49,200        2,600,220
                                                             ------------
                                                              18,594,089

COMMODITIES-3.0%
CHEMICALS-0.5%
Albemarle Corp.                                  34,500        1,651,860

CONTAINERS - METAL/
GLASS/PAPER-1.1%
Owens-Illinois, Inc.(a)                         226,400        3,794,464

MISCELLANEOUS
  INDUSTRIAL
  COMMODITIES-0.6%
United Stationers, Inc. (a)                      47,095        2,322,725

MISCELLANEOUS
  METALS-0.8%
Reliance Steel & Aluminum
  Co.                                            35,700    $   2,961,315
                                                             ------------
                                                              10,730,364

NON-FINANCIAL-2.5%
BUILDING MATERIALS -
  CEMENT-0.4%
Texas Industries, Inc.                           30,300        1,608,930

MISCELLANEOUS
  BUILDING-2.1%
Harsco Corp.                                     35,500        2,767,580
Quanta Services, Inc. (a)                       271,300        4,701,629
                                                             ------------
                                                               7,469,209
                                                             ------------
                                                               9,078,139
Total Common Stocks
  (cost $302,519,259)                                        354,746,940

SHORT-TERM
  INVESTMENT-3.7%
TIME DEPOSIT-3.7%
The Bank of New York
  4.25%, 7/03/06
  (cost $13,525,000)                          $  13,525       13,525,000

TOTAL
  INVESTMENTS-102.1%
  (cost $316,044,259)                                        368,271,940
Other assets less
  liabilities-(2.1%)                                          (7,745,123)
                                                             ------------
NET ASSETS-100%                                          $   360,526,817


(a)  Non-income producing security.

     See Notes to Financial Statements.


5


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $316,044,259)       $  368,271,940
  CASH                                                                      87
  Receivable for investment securities sold                          2,607,090
  Receivable for capital stock sold                                    414,979
  Dividends and interest receivable                                    243,055
  Total assets                                                     371,537,151
LIABILITIES
  Payable for capital stock redeemed                                 8,555,263
  Payable for investment securities purchased                        2,048,312
  Advisory fee payable                                                 231,936
  Distribution fee payable                                              46,075
  Administrative fee payable                                            19,607
  Transfer agent fee payable                                               131
  Accrued expenses                                                     109,010
  Total liabilities                                                 11,010,334
NET ASSETS                                                      $  360,526,817
COMPOSITION OF NET ASSETS
  Capital stock, at par                                              $  21,370
  Additional paid-in capital                                       291,830,521
  Undistributed net investment income                                  923,476
  Accumulated net realized gain on investment transactions          15,523,769
  Net unrealized appreciation of investments                        52,227,681
                                                                $  360,526,817


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE
                                       SHARES             NET ASSET
CLASS           NET ASSETS           OUTSTANDING            VALUE
A              $139,401,980           8,246,190            $ 16.91
B              $221,124,837          13,123,741            $ 16.85


See Notes to Financial Statements.


6


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,472)                       $  2,475,435
  Interest                                                                       284,014
  Total investment income                                                      2,759,449
EXPENSES
  Advisory fee                                                                 1,311,863
  Distribution fee--Class B                                                      259,327
  Transfer agency--Class A                                                         1,042
  Transfer agency--Class B                                                         1,532
  Printing                                                                        81,225
  Custodian                                                                       66,604
  Administrative                                                                  39,000
  Audit                                                                           20,248
  Legal                                                                            7,995
  Directors' fees                                                                    648
  Miscellaneous                                                                    9,283
  Total expenses                                                               1,798,767
  Net investment income                                                          960,682
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                                15,563,022
  Net change in unrealized appreciation/depreciation of investments            6,197,152
  Net gain on investment transactions                                         21,760,174
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $  22,720,856


See Notes to Financial Statements.


7


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                      JUNE 30, 2006      DECEMBER 31,
                                                                        (UNAUDITED)          2005
                                                                        -----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                                  $  960,682     $  1,099,713
  Net realized gain on investment transactions                           15,563,022       24,799,701
  Net change in unrealized appreciation/depreciation of investments      6,197,152       (6,474,515)
  Net increase in net assets from operations                             22,720,856       19,424,899

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                                                (603,339)        (876,310)
    Class B                                                                (500,061)        (892,522)
  Net realized gain on investment transactions
    Class A                                                              (9,975,197)      (5,292,917)
    Class B                                                             (14,763,715)      (6,946,948)

CAPITAL STOCK TRANSACTIONS
  Net increase                                                           42,998,272       53,737,282
  Total increase                                                         39,876,816       59,153,484

NET ASSETS
  Beginning of period                                                   320,650,001      261,496,517
  End of period (including undistributed net investment income
    of $923,476 and $1,066,194, respectively)                        $  360,526,817   $  320,650,001


See Notes to Financial Statements.


8


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio"), formerly AllianceBernstein Small Cap Value Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


9


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006, there were no expenses waived by the Adviser.


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $124,084, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                                  PURCHASES             SALES
                                                                --------------     -------------
Investment securities (excluding U.S. government securities)    $  118,223,285     $  90,253,364
U.S. government securities                                                  -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

GROSS UNREALIZED APPRECIATION          $  58,709,934
Gross unrealized depreciation             (6,482,253)
Net unrealized appreciation            $  52,227,681


11


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
Shares sold              932,884     1,654,124    $ 16,636,775    $ 27,337,346
Shares issued in
  reinvestment
  of dividends and
  distributions          640,735       388,002      10,578,536       6,169,227
Shares redeemed       (1,197,061)   (1,237,579)    (20,840,481)    (20,426,892)
Net increase             376,558       804,547     $ 6,374,830    $ 13,079,681

CLASS B
Shares sold            2,038,624     3,361,531    $ 35,835,042    $ 55,477,125
Shares issued
  in reinvestment
  of dividends and
  distributions          927,889       494,604      15,263,776       7,839,470
Shares redeemed         (817,243)   (1,372,037)    (14,475,376)    (22,658,994)
Net increase           2,149,270     2,484,098    $ 36,623,442    $ 40,657,601


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                    2005          2004
                               ------------   ------------
Distributions paid from:
  Ordinary income              $  5,220,753   $ 1,422,125
  Net long-term capital gains     8,787,944     3,585,756
Total taxable distributions      14,008,697     5,007,881
Total distributions paid       $ 14,008,697   $ 5,007,881


13


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                  $  5,274,370
Undistributed long-term capital gains            20,491,483
Unrealized appreciation/(depreciation)           46,030,529
Total accumulated earnings/(deficit)           $ 71,796,382

NOTE I: LEGAL PROCEEDINGS
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that


15


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


16


SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                   CLASS A
                                            ------------------------------------------------------------------------------
                                          SIX MONTHS                                                        MAY 2, 2001(a)
                                               ENDED                 YEAR ENDED DECEMBER 31,                      TO
                                       JUNE 30, 2006     --------------------------------------------------  DECEMBER 31,
                                         (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.06       $16.84       $14.49       $10.46       $11.18       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .06          .09(c)       .14(c)       .04(c)       .12(c)       .14(c)
Net realized and unrealized gain (loss)
  on investment transactions                    1.11         1.02         2.60         4.23         (.81)        1.04
Net increase (decrease) in net asset value
  from operations                               1.17         1.11         2.74         4.27         (.69)        1.18
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)        (.13)        (.03)        (.07)        (.02)          -0-
Distributions from net realized gain
  on investment transactions                   (1.24)        (.76)        (.36)        (.17)        (.01)          -0-
Total dividends and distributions              (1.32)        (.89)        (.39)        (.24)        (.03)          -0-
Net asset value, end of period                $16.91       $17.06       $16.84       $14.49       $10.46       $11.18
TOTAL RETURN
Total investment return based on
  net asset value (d)                           7.02%        6.91%       19.30%       41.26%       (6.20)%      11.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $139,402     $134,235     $118,981      $90,949      $55,592      $21,076
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .87%(e)(f)   .87%         .86%        1.20%        1.13%         .95%(e)
  Expenses, before waivers
    and reimbursements                           .87%(e)(f)   .87%        1.09%        1.28%        1.41%        2.65%(e)
  Net investment income                          .72%(e)(f)   .53%(c)      .96%(c)      .34%(c)     1.04%(c)     1.99%(c)(e)
Portfolio turnover rate                           27%          33%          30%          21%          28%          12%


See footnote summary on page 18.


17



SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                            ------------------------------------------------------------------------------
                                          SIX MONTHS                                                        MAY 2, 2001(g)
                                               ENDED                 YEAR ENDED DECEMBER 31,                      TO
                                       JUNE 30, 2006     --------------------------------------------------  DECEMBER 31,
                                         (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.99       $16.79       $14.46       $10.46       $11.20       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .04          .05(c)       .11(c)       .01(c)       .08(c)       .11(c)
Net realized and unrealized gain (loss)
  on investment transactions                    1.10         1.01         2.59         4.22         (.79)        1.09
Net increase (decrease) in net asset value
  from operations                               1.14         1.06         2.70         4.23         (.71)        1.20
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.10)        (.01)        (.06)        (.02)          -0-
Distributions from net realized gain
  on investment transactions                   (1.24)        (.76)        (.36)        (.17)        (.01)          -0-
Total dividends and distributions              (1.28)        (.86)        (.37)        (.23)        (.03)          -0-
Net asset value, end of period                $16.85       $16.99       $16.79       $14.46       $10.46       $11.20
TOTAL RETURN
Total investment return based
  on net asset value (d)                        6.90%        6.63%       19.08%       40.89%       (6.37)%      12.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $221,125     $186,415     $142,516      $82,954      $22,832         $346
RATIO TO AVERAGE NET ASSETS OF:
  Expenses, net of waivers
    and reimbursements                          1.12%(e)(f)  1.12%        1.12%        1.45%        1.43%        1.20%(e)
  Expenses, before waivers
    and reimbursements                          1.12%(e)(f)  1.12%        1.34%        1.53%        1.70%        3.17%(e)
  Net investment income                          .46%(e)(f)   .29%(c)      .75%(c)      .05%(c)      .74%(c)     2.17%(c)(e)
Portfolio turnover rate                           27%          33%          30%          21%          28%          12%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Commencement of operations.


18


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Small/Mid Cap Value Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.    Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                          ADVISORY FEE
                     BASED ON % OF AVERAGE
CATEGORY                 DAILY NET ASSETS                             FUND
-------------------------------------------------------------------------------
Specialty           75 bp on 1st $2.5 billion          Small/Mid Cap Value
Portfolio
                    65 bp on next $2.5 billion
                    60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                          AS A %
                                                        OF AVERAGE
FUND                                   AMOUNT        DAILY NET ASSETS
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio(3)      $69,000              0.03%


1    It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

3    The expense reimbursement has been waived by the Adviser.


19



SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                 EXPENSE CAP PURSUANT TO
                    EXPENSE LIMITATION
FUND                    UNDERTAKING      GROSS EXPENSE RATIO    FISCAL YEAR END
Small/Mid Cap Value    Class A  1.20%          1.09%              December 31
Portfolio              Class B  1.45%          1.34%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                       NET ASSETS     EFFECTIVE ALLIANCE
                         09/30/05    ALLIANCE INSTITUTIONAL   INSTITUTIONAL
FUND                      ($MIL)          FEE SCHEDULE        ADVISORY FEE
-------------------------------------------------------------------------------
Small/Mid Cap Value       $300.6        Small & Mid Cap          0.416%
Portfolio                               Value Schedule
                                        95 bp on 1st $25 m
                                        75 bp on next $25 m
                                        65 bp on next $50 m
                                        55 bp on the balance
                                        MINIMUM ACCOUNT SIZE $10 M

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                           FEE SCHEDULE
-------------------------------------------------------------------------------
Small/Mid Cap Value      Client # 1      0.50%
Portfolio
                         Client # 2      0.72% on first $25 million
                                         0.54% on next $225 million
                                         0.50% thereafter

                         Client # 3      0.80%

                         Client # 4      1.00% on first $10 million
                                         0.875% on next $10 million
                                         0.75% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                               EFFECTIVE       LIPPER
                               MANAGEMENT      GROUP
FUND                              FEE          MEDIAN          RANK
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio    0.750          0.750          7/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                               EXPENSE   LIPPER     LIPPER    LIPPER   LIPPER
                                RATIO   UNIVERSE   UNIVERSE   GROUP     GROUP
FUND                            (%)(7)  MEDIAN(%)   RANK    MEDIAN(%)  RANK
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio   0.866     0.943     10/22      0.866    7/13

Based on this analysis, the Fund has equally favorable rankings on management fees compared to total expenses.

4    It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

5    Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

6    Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

7    Most recent fiscal year end Class A share total expense ratio.


21


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                   12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio               $266,143

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                            ADVISER
                                          PAYMENTS TO
FUND                                         ABIRM
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio              $465,893

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.8 For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and

8    It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(9) relative to its Lipper Performance Group10 and Lipper Performance Universe11 for the period ended September 30, 2005.

SMALL/MID CAP VALUE PORTFOLIO             GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                    12/13             19/23
3 year                                     2/13              2/20

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                         PERIODS ENDING SEPTEMBER 30, 2005
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                  1 YEAR        3 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO          16.93         25.21          15.28
Russell 2500 Index                     21.29         24.91           9.56

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


9    The performance rankings are for the Class A shares of the Fund.

10   The Lipper Performance Group is identical to the Lipper Expense Group.

11   For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

12   The performance returns are for the Class A shares of the Fund.

13   The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


23


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(This page left intentionally blank)



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

INVESTMENT PRODUCTS OFFERED
o   ARE NOT FDIC INSURED
o   MAY LOSE VALUE
o   ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

UTILITY INCOME PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING             ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID          ANNUALIZED
UTILITY INCOME PORTFOLIO          JANUARY 1, 2006       JUNE 30, 2006       DURING PERIOD*       EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------------
CLASS A
Actual                               $ 1,000             $ 1,053.85            $ 4.89                 0.96%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,020.38            $ 4.81                 0.96%

CLASS B
Actual                               $ 1,000             $ 1,053.09            $ 6.16                 1.21%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,018.79            $ 6.06                 1.21%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Entergy Corp. (Common & Preferred)          $  2,510,933           3.9%
Exelon Corp.                                   2,159,540           3.3
PPL Corp.                                      2,131,800           3.3
Duke Energy Corp.                              2,025,003           3.1
ONEOK, Inc.                                    1,936,876           3.0
FirstEnergy Corp.                              1,843,140           2.8
TXU CORP.                                      1,827,661           2.8
Allegheny Energy, Inc.                         1,775,653           2.7
America Movil, SA de C.V. Series L             1,661,670           2.6
AT&T, Inc.                                     1,637,143           2.5
                                            ------------         -----
                                            $ 19,509,419          30.0%


SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Utilities                                   $ 56,420,159          86.8%
Consumer Services                              3,070,550           4.7
Energy                                         2,111,297           3.2
Basic Industry                                   815,476           1.3
                                            ------------         -----
Total Investments*                            62,417,482          96.0
Cash and receivables, net of liabilities       2,568,017           4.0
                                             -----------         -----
Net Assets                                  $ 64,985,499         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
COMMON & PREFERRED
  STOCKS-94.8%
UTILITIES-86.8%
COMMUNICATION
  EQUIPMENT-2.4%
Motorola, Inc.                       14,900     $    300,235
QUALCOMM, Inc.                       19,300          773,351
Tim Participacoes, SA (ADR)          17,500          482,125
                                               -------------
                                                   1,555,711
                                               -------------
ELECTRIC & GAS
  UTILITY-66.6%
AES Corp. (a)                        60,600        1,118,070
AES Tiete, SA                    46,593,600        1,097,130
AGL Resources, Inc.                  39,600        1,509,552
Allegheny Energy, Inc. (a)           47,900        1,775,653
Ameren Corp.                         15,100          762,550
American Electric Power Co.,
  Inc.                               15,583          533,718
Centerpoint Energy, Inc.             69,300          866,250
CLP Holdings Ltd.                   119,000          696,317
Consolidated Edison, Inc.            27,100        1,204,324
CPFL Energia, SA (ADR)               11,700          427,635
Dominion Resources, Inc.             13,800        1,032,102
DPL, Inc.                            27,000          723,600
Duke Energy Corp.                    68,948        2,025,003
Edison International                 31,400        1,224,600
Enel S.p.A. (ADR)                    11,050          475,371
Entergy Corp.                        20,300        1,436,225
Entergy Corp. pfd.                   21,400        1,074,708
Equitable Resources, Inc.            30,000        1,005,000
Exelon Corp.                         38,000        2,159,540
FirstEnergy Corp.                    34,000        1,843,140
Fortum Oyj                           28,000          715,343
FPL Group, Inc.                      38,200        1,580,716
Georgia Power Co. pfd.               34,000          823,140
Great Plains Energy, Inc.
  pfd.                               28,000          647,640
Hong Kong & China Gas Co.,
  Ltd.                              425,000          934,048
New Jersey Resources Corp.           19,400          907,532
NSTAR                                49,100        1,404,260
PG&E Corp.                           37,700        1,480,856
Piedmont Natural Gas Co.,
  Inc.                               10,200          247,860
PNM Resources, Inc. pfd.             30,400        1,492,640
PPL Corp.                            66,000        2,131,800
Questar Corp.                        14,100        1,134,909
Scottish & Southern Energy           40,945          870,810
Sempra Energy                        32,874        1,495,109
Southern Co.                         27,200          871,760
Tractebel Energia, SA                41,800          332,138
TXU Corp.                            30,568        1,827,661
Xcel Energy, Inc.                    73,300        1,405,894
                                               -------------
                                                  43,294,604
                                               -------------
PIPELINES-9.0%
Enbridge, Inc.                       19,100          583,887
Kinder Morgan, Inc.                  11,970        1,195,683
ONEOK, Inc.                          56,900        1,936,876
Southern Union Co. pfd.               6,900          555,105
The Williams Cos., Inc.              67,700        1,581,472
                                               -------------
                                                   5,853,023
                                               -------------
TELEPHONE UTILITY-4.4%
AT&T, Inc.                           58,700        1,637,143
BellSouth Corp.                      24,600          890,520
Verizon Communications, Inc.         10,700          358,343
                                               -------------
                                                   2,886,006
                                               -------------
MISCELLANEOUS-4.4%
Aqua America, Inc.                   43,000          979,970
E.ON AG (ADR)                        24,421          936,545
Peabody Energy Corp.                 16,400          914,300
                                               -------------
                                                   2,830,815
                                               -------------
                                                  56,420,159
                                               -------------
CONSUMER SERVICES-4.7%
BROADCASTING &
  CABLE-1.2%s
Grupo Televisa, SA (ADR)             40,000          772,400
                                               -------------
CELLULAR
  COMMUNICATIONS-3.5%
America Movil, SA de C.V.
  Series L (ADR)                     49,960        1,661,670
Orascom Telecom Holding
  SAE (GDR) (b)                      15,600          636,480
                                               -------------
                                                   2,298,150
                                               -------------
                                                   3,070,550
                                               -------------
ENERGY-2.0%
INTERNATIONAL-0.9%
Talisman Energy, Inc.                35,400          618,792
                                               -------------
OIL SERVICE-1.1%
GlobalSantaFe Corp.                  12,000          693,000
                                               -------------
                                                   1,311,792
                                               -------------
BASIC INDUSTRY-1.3%
MINING & METALS-1.3%
China Shenhua Energy Co.,
  Ltd. (a)                          439,500          815,476
                                               -------------
Total Common & Preferred
  Stocks (cost $48,937,213)                       61,617,977
                                               -------------
MUTUAL FUNDS-1.2%
Tortoise Energy Capital Corp.
  (cost $825,165)                    37,100          799,505
                                               -------------


3
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund


                                    PRINCIPAL
                                     AMOUNT
COMPANY                              (000)      U.S. $ VALUE
------------------------------------------------------------
SHORT-TERM
  INVESTMENT-3.7%
TIME DEPOSIT-3.7%
The Bank of New York
  4.25%, 7/03/06
  (cost $2,360,000)                 $ 2,360     $  2,360,000
                                               -------------
TOTAL
  INVESTMENTS-99.7%
  (cost $52,122,378)                              64,777,482
Other assets less
  liabilities-0.3%                                   208,017
                                               -------------
NET ASSETS-100%                                 $ 64,985,499
                                               =============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the market value of this security amounted to $636,480 or 1.0% of net assets.

Glossary of Terms:

     ADR  -  American Depositary Receipt
     GDR  -  Global Depositary Receipt
     pfd. -  Preferred Stock

     See Notes to Financial Statements.


4
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


ASSETS
Investments in securities, at value (cost $52,122,378)        $ 64,777,482
Cash                                                                12,848
Receivable for investment securities sold                          310,570
Dividends and interest receivable                                   93,925
Receivable for capital stock sold                                   40,559
                                                              ------------
Total assets                                                    65,235,384
                                                              ------------
LIABILITIES
Payable for capital stock redeemed                                 120,245
Advisory fee payable                                                30,844
Custodian fee payable                                               26,570
Audit fee payable                                                   21,444
Printing fee payable                                                20,192
Administrative fee payable                                          19,607
Distribution fee payable                                             2,279
Transfer agent fee payable                                             116
Accrued expenses                                                     8,588
                                                              ------------
Total liabilities                                                  249,885
                                                              ------------
NET ASSETS                                                    $ 64,985,499
                                                              ============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $      3,073
Additional paid-in capital                                      54,502,006
Undistributed net investment income                                937,074
Accumulated net realized loss on investment and
  foreign currency transactions                                (3,111,758)
Net unrealized appreciation of investments                      12,655,104
                                                              ------------
                                                              $ 64,985,499
                                                              ============


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED,
  $.001 PAR VALUE

                                       SHARES              NET ASSET
CLASS              NET ASSETS        OUTSTANDING             VALUE
--------------------------------------------------------------------------
A                 $ 54,299,749        2,565,699             $ 21.16
B                 $ 10,685,750          506,957             $ 21.08


See Notes to Financial Statements.


5
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $31,897)          $  1,257,012
Interest                                                            32,332
                                                              ------------
Total investment income                                          1,289,344
                                                              ------------
EXPENSES
Advisory fee                                                       187,892
Distribution fee--Class B                                           13,553
Transfer agency--Class A                                             1,051
Transfer agency--Class B                                               198
Custodian                                                           61,805
Administrative                                                      39,000
Audit                                                               20,247
Printing                                                            17,687
Legal                                                                1,784
Directors' fees                                                        503
Miscellaneous                                                        2,224
                                                              ------------
Total expenses                                                     345,944
                                                              ------------
Net investment income                                              943,400
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                        4,838,588
  Foreign currency transactions                                    (10,074)
Net change in unrealized appreciation/depreciation of:
  Investments                                                   (2,189,380)
  Foreign currency denominated assets and liabilities                  131
                                                              ------------
Net gain on investment and foreign currency transactions         2,639,265
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $  3,582,665
                                                              ============


See Notes to Financial Statements.


6
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                    JUNE 30, 2006  DECEMBER 31,
                                                     (UNAUDITED)       2005
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                               $    943,400   $  1,739,558
Net realized gain on investment and foreign
  currency transactions                                4,828,514      6,753,048
Net change in unrealized appreciation/depreciation
  of investments and foreign currency denominated
  assets and liabilities                              (2,189,249)       702,873
                                                    ------------   ------------
Net increase in net assets from operations             3,582,665      9,195,479
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                             (1,462,511)    (1,190,148)
  Class B                                               (265,556)      (138,039)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                               (5,102,868)     1,458,437
                                                    ------------   ------------
Total increase (decrease)                             (3,248,270)     9,325,729
NET ASSETS
Beginning of period                                   68,233,769     58,908,040
                                                    ------------   ------------
End of period (including undistributed net
  investment income of $937,074 and $1,721,741,
  respectively)                                     $ 64,985,499   $ 68,233,769
                                                    ============   ============


See Notes to Financial Statements.


7
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is current income and long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


8
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


9
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $45,035, of which $4,960 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                      PURCHASES        SALES
                                                    ------------   ------------
Investment securities (excluding U.S. government
  securities)                                       $ 16,187,297   $ 23,360,417
U.S. government securities                                    -0-            -0-

The cost of investments for federal income tax purposes was subtantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $ 13,191,093
Gross unrealized depreciation                                          (535,989)
                                                                   ------------
Net unrealized appreciation                                        $ 12,655,104
                                                                   ============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


10
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK
Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                     SHARES                                AMOUNT
                                      ----------------------------------    ----------------------------------
                                      SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED       YEAR ENDED
                                       JUNE 30, 2006        DECEMBER 31,     JUNE 30, 2006        DECEMBER 31,
                                        (UNAUDITED)             2005          (UNAUDITED)             2005
                                      ----------------      ------------    ----------------     -------------
CLASS A
Shares sold                                168,129             912,042        $  3,569,410        $ 17,909,287
Shares issued in reinvestment
  of dividends                              70,483              62,246           1,462,511           1,190,148
Shares redeemed                           (505,969)         (1,024,664)        (10,781,365)        (20,038,375)
                                         ---------           ---------       -------------       -------------
Net decrease                              (267,357)            (50,376)       $ (5,749,444)       $   (938,940)
                                         =========           =========       =============       =============
CLASS B
Shares sold                                150,877             329,410        $  3,199,683        $  6,459,035
Shares issued in reinvestment
  of dividends                              12,847               7,239             265,556             138,039
Shares redeemed                           (132,128)           (221,266)         (2,818,663)         (4,199,697)
                                         ---------           ---------       -------------       -------------
Net increase                                31,596             115,383        $    646,576        $  2,397,377
                                         =========           =========       =============       =============


11
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                        2005                2004
                                    -----------         -----------
Distributions paid from:
  Ordinary income                   $ 1,328,187         $ 1,047,341
                                    -----------         -----------
Total taxable distributions           1,328,187           1,047,341
                                    -----------         -----------
Total distributions paid            $ 1,328,187         $ 1,047,341
                                    ===========         ===========

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                           $ 1,721,741
Accumulated capital and other losses                     (7,658,594)(a)
Unrealized appreciation/(depreciation)                   14,562,675(b)
                                                        -----------
Total accumulated earnings/(deficit)                    $ 8,625,822
                                                        ===========

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $7,658,594, of which $7,213,715 expires in the year 2010 and $444,879 expires in the year 2011. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $6,748,228. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


12
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund,


13
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced


14
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


15
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       CLASS A
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                                YEAR ENDED DECEMBER 31,
                                                   2006              -------------------------------------------------------------
                                               (UNAUDITED)             2005          2004           2003         2002       2001
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of period             $ 20.64             $ 18.17        $ 14.95        $ 12.86     $ 16.82     $ 22.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                            .30                 .53            .43(b)         .35         .36         .29
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                       .80                2.35           3.13           2.18       (4.06)      (5.23)
Net increase (decrease) in net asset
  value from operations                             1.10                2.88           3.56           2.53       (3.70)      (4.94)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                (.58)               (.41)          (.34)          (.44)       (.26)       (.76)
Distributions from net realized gain on
  investment transactions                             -0-                 -0-            -0-            -0-         -0-       (.13)
Total dividends and distributions                   (.58)               (.41)          (.34)          (.44)       (.26)       (.89)
Net asset value, end of period                   $ 21.16             $ 20.64        $ 18.17        $ 14.95     $ 12.86     $ 16.82

TOTAL RETURN
Total investment return based on
  net asset value (c)                               5.39%              16.05%         24.33%         19.88%     (22.12)%    (22.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $54,299             $58,468        $52,391        $43,323     $40,140     $62,684
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   .96%(d)(e)          .97%          1.08%          1.48%       1.22%       1.02%
  Expenses, before waivers and
    reimbursements                                   .96%(d)(e)          .97%          1.21%          1.48%       1.22%       1.02%
  Net investment income                             2.81%(d)(e)         2.72%          2.69%(b)       2.60%       2.60%       1.49%
Portfolio turnover rate                               24%                 52%            48%            76%         90%         25%


See footnote summary on page 17.


16
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                          CLASS B
                                                       -----------------------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED                                                    JULY 22, 2002(f)
                                                          JUNE 30,                YEAR ENDED DECEMBER 31,                   TO
                                                           2006            ------------------------------------         DECEMBER 31,
                                                        (UNAUDITED)           2005           2004        2003              2002
                                                       -----------------------------------------------------------------------------
Net asset value, beginning of period                    $ 20.54             $ 18.10        $ 14.92     $ 12.86           $ 11.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                   .27                 .48            .38(b)      .28               .07
Net realized and unrealized gain on investment
  and foreign currency transactions                         .81                2.34           3.13        2.21              1.39
Net increase in net asset value from operations            1.08                2.82           3.51        2.49              1.46

LESS: DIVIDENDS
Dividends from net investment income                       (.54)               (.38)          (.33)       (.43)               -0-
Net asset value, end of period                          $ 21.08             $ 20.54        $ 18.10     $ 14.92           $ 12.86

TOTAL RETURN
Total investment return based on net asset
  value (c)                                                5.31%              15.76%         24.01%      19.64%            12.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $10,686              $9,766         $6,517      $2,802               $39
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                         1.21%(d)(e)         1.22%          1.30%       1.73%             1.45%(e)
  Expenses, before waivers and
    reimbursements                                         1.21%(d)(e)         1.22%          1.43%       1.73%             1.45%(e)
  Net investment income                                    2.59%(d)(e)         2.45%          2.41%(b)    2.07%             1.92%(e)
Portfolio turnover rate                                      24%                 52%            48%         76%               90%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.

(f)  Commencement of distribution.


17
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Utility Income Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                             ADVISORY FEE
                         BASED ON % OF AVERAGE
CATEGORY                   DAILY NET ASSETS                     FUND
-------------------------------------------------------------------------------
Value                 55 bp on 1st $2.5 billion      Utility Income Portfolio
                      45 bp on next $2.5 billion
                      40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                                      AMOUNT           DAILY NET ASSETS
-------------------------------------------------------------------------------
Utility Income Portfolio                 $69,000                0.14%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


18
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                GROSS EXPENSE RATIO          FISCAL YEAR
-------------------------------------------------------------------------------
Utility Income Portfolio              Class A  1.21%             December 31
                                      Class B  1.43%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(3)

                                     EFFECTIVE       LIPPER
                                    MANAGEMENT       GROUP
FUND                                   FEE           MEDIAN         RANK
-------------------------------------------------------------------------------
Utility Income Portfolio              0.550          0.650          1/7


(3) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


19
_______________________________________________________________________________


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(4). Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The results of that analysis are set forth below:

                                                   LIPPER       LIPPER
                                 EXPENSE          UNIVERSE       GROUP
FUND                           RATIO (%)(5)      MEDIAN (%)      RANK
-------------------------------------------------------------------------------
Utility Income Portfolio          1.075           0.831           7/7

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                               12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
UTILITY INCOME PORTFOLIO                                $11,108

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                         ADVISER
                                                       PAYMENTS TO
FUND                                                     ABIRM
-------------------------------------------------------------------------------
Utility Income Portfolio                                $19,883


(4) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(5)  Most recent fiscal year end Class A share total expense ratio.


20
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(6) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(7) relative to its Lipper Performance Group(8) and Lipper Performance Universe(9) for the period ended September 30, 2005.

UTILITY INCOME PORTFOLIO          GROUP                     UNIVERSE
-------------------------------------------------------------------------------
1 year                             4/7                        5/9
3 year                             5/7                        6/9
5 year                             3/6                        4/8
10 year                            4/6                        5/8


(6) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(7)  The performance rankings are for the Class A shares of the Fund.

(8)  The Lipper Performance Group is identical to the Lipper Expense Group.

(9) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


21


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(10) versus its benchmark(11).

                                  PERIODS ENDING SEPTEMBER 30, 2005
                                       ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        Since
FUND                     1 Year     3 Year     5 Year     10 Year     Inception
-------------------------------------------------------------------------------
UTILITY INCOME PORTFOLIO  34.28     24.34       1.33       9.38         9.62
S&P 500 GICS Utility
  Composite               38.67     26.71      -0.36       8.27         9.48

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10) The performance returns are for the Class A shares of the Fund.

(11) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


22



AllianceBernstein Variable Products Series Fund, Inc.


Semi-Annual Report

June 30, 2006


> AllianceBernstein Value Portfolio

SEMI-ANNUAL REPORT


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED

o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


VALUE PORTFOLIO
FUND EXPENSES
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                    BEGINNING          ENDING
                                  ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID     ANNUALIZED
VALUE PORTFOLIO                  JANUARY 1, 2006    JUNE 30, 2006     DURING PERIOD*  EXPENSE RATIO*
----------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000         $1,053.10           $3.61           0.71%
Hypothetical (5% return before
  expenses)                            $1,000         $1,021.27           $3.56           0.71%

CLASS B
Actual                                 $1,000         $1,051.62           $4.83           0.95%
Hypothetical (5% return before
  expenses)                            $1,000         $1,020.08           $4.76           0.95%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


VALUE PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                           U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                  $12,674,910             5.4%
Citigroup, Inc.                                      9,995,327             4.2
Bank of America Corp.                                8,566,610             3.6
Pfizer, Inc.                                         6,857,934             2.9
JPMorgan Chase & Co.                                 6,287,400             2.7
AT&T, Inc.                                           5,123,393             2.2
American International Group, Inc.                   4,907,055             2.1
Altria Group, Inc.                                   4,453,530             1.9
General Electric Co.                                 4,396,864             1.8
Verizon Communications                               4,072,384             1.7
                                                   -----------           -----
                                                   $67,335,407            28.5%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)

                                                                     PERCENT OF
SECTOR                                            U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                         $ 77,344,012            32.8%
Energy                                              29,374,649            12.4
Consumer Staples                                    26,124,626            11.1
Utilities                                           21,477,940             9.1
Consumer Growth                                     19,964,615             8.5
Technology                                          15,261,667             6.5
Consumer Cyclicals                                  11,896,564             5.0
Capital Equipment                                   10,722,504             4.5
Industrial Resources                                 4,401,239             1.9
Services                                             3,165,381             1.3
Commodities                                          2,774,960             1.2
Defense                                              2,627,382             1.1
Consumer Manufacturing                                 728,625             0.3
Health Care                                            695,872             0.3
Industrial Commodities                                 567,786             0.2
                                                 -------------           -----
Total Investments*                                 227,127,822            96.2
Cash and receivables, net of liabilities             8,835,807             3.8
                                                 -------------           -----
Net Assets                                       $ 235,963,629           100.0%

*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                 SHARES    U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-96.2%

FINANCIAL-32.8%
BANKS-6.9%
Citigroup, Inc.                                        207,200     $ 9,995,327
JPMorgan Chase & Co.                                   149,700       6,287,400
                                                                    ----------
                                                                    16,282,727
FINANCE - PERSONAL LOANS-0.5%
Countrywide Credit
  Industries, Inc.                                      29,700       1,130,976

LIFE INSURANCE-2.4%
Genworth Financial, Inc.
  Cl. A                                                 39,000       1,358,760
MetLife, Inc.                                           33,900       1,736,019
Prudential Financial, Inc.                              13,000       1,010,100
Torchmark Corp.                                         12,700         771,144
UnumProvident Corp.                                     44,100         799,533
                                                                    ----------
                                                                     5,675,556
MAJOR REGIONAL BANKS-10.5%
Bank of America Corp.                                  178,100       8,566,610
BB&T Corp.                                              13,500         561,465
Comerica, Inc.                                          21,600       1,122,984
Huntington Bancshares, Inc.                             54,600       1,287,468
KeyCorp                                                 27,950         997,256
Mellon Financial Corp.                                  31,300       1,077,659
National City Corp.                                     50,900       1,842,071
PNC Financial Services
  Group                                                 14,700       1,031,499
Regions Financial Corp.                                 43,500       1,440,720
SunTrust Banks, Inc.                                    17,600       1,342,176
U.S. Bancorp                                            38,600       1,191,968
Wachovia Corp.                                          52,300       2,828,384
Wells Fargo & Co.                                       24,000       1,609,920
                                                                    ----------
                                                                    24,900,180
MULTI-LINE INSURANCE-2.9%
American International
  Group, Inc.                                           83,100       4,907,055
The Hartford Financial
  Services Group, Inc.                                  22,900       1,937,340
                                                                    ----------
                                                                     6,844,395
PROPERTY - CASUALTY INSURANCE-3.0%
ACE Ltd.                                                 9,900         500,841
Allstate Corp.                                           7,500         410,475
Chubb Corp.                                             25,000       1,247,500
Old Republic International
  Corp.                                                 32,000         683,840
PartnerRe Ltd.                                           4,300         275,415
RenaissanceRe Holdings
  Ltd.                                                  16,300         789,898
The St. Paul Travelers Cos.,
  Inc.                                                  51,133       2,279,509
XL Capital Ltd. Cl. A                                   14,900         913,370
                                                                    ----------
                                                                     7,100,848
SAVINGS AND LOAN-3.2%
Astoria Financial Corp.                                 21,750         662,288
Fannie Mae                                              54,100       2,602,210
Freddie Mac                                             41,900       2,388,719
Washington Mutual, Inc.                                 39,800       1,814,084
                                                                    ----------
                                                                     7,467,301
MISCELLANEOUS FINANCIAL-3.4%
Lehman Brothers
  Holdings, Inc.                                        14,400         938,160
MBIA, Inc.                                              11,800         690,890
Merrill Lynch & Co., Inc.                               49,000       3,408,440
MGIC Investment Corp.                                   11,900         773,500
Morgan Stanley                                          14,400         910,224
The Goldman Sachs
Group, Inc.                                              5,300         797,279
Waddell & Reed Financial,
  Inc. Cl. A                                            20,600         423,536
                                                                    ----------
                                                                     7,942,029
                                                                    ----------
                                                                    77,344,012
ENERGY-12.4%
GAS PIPELINES-0.1%
El Paso Corp.                                           23,000         345,000

OFFSHORE DRILLING-1.3%
ENSCO International, Inc.                                2,100          96,642
GlobalSantaFe Corp.                                     22,100       1,276,275
Noble Corp.                                             14,000       1,041,880
Rowan Cos., Inc.                                        19,200         683,328
                                                                    ----------
                                                                     3,098,125
OILS - INTEGRATED DOMESTIC-3.2%
ConocoPhillips                                          45,800       3,001,274
Marathon Oil Corp.                                      27,100       2,257,430
Occidental Petroleum Corp.                              22,100       2,266,355
                                                                    ----------
                                                                     7,525,059
OILS - INTEGRATED INTERNATIONAL-7.8%
BP Plc (ADR)                                            15,500       1,078,955
ChevronTexaco Corp.                                     60,400       3,748,424
Exxon Mobil Corp.                                      206,600      12,674,910
Total, SA (ADR)                                         13,800         904,176
                                                                    ----------
                                                                    18,406,465
                                                                    ----------
                                                                    29,374,649
CONSUMER STAPLES-11.1%
BEVERAGES - SOFT, LITE & HARD-1.4%
Molson Coors Brewing Co. Cl. B                           7,500         509,100
PepsiCo, Inc.                                           11,600         696,464
The Coca-Cola Co.                                       47,000       2,021,940
                                                                    ----------
                                                                     3,227,504


3


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                 SHARES    U.S. $ VALUE
-------------------------------------------------------------------------------
FOOD-2.2%
ConAgra Foods, Inc.                                     53,000     $ 1,171,830
Del Monte Foods Co.                                     29,500         331,285
General Mills, Inc.                                     26,200       1,353,492
Kellogg Co.                                             27,800       1,346,354
Kraft Foods, Inc. Cl. A                                 13,800         426,420
Sara Lee Corp.                                          40,600         650,412
                                                                    ----------
                                                                     5,279,793
HOUSEHOLD PRODUCTS-0.6%
Colgate-Palmolive Co.                                   24,500       1,467,550

RESTAURANTS-1.1%
McDonald's Corp.                                        80,100       2,691,360

RETAIL STORES - FOOD-1.3%
Safeway, Inc.                                           48,800       1,268,800
SUPERVALU, Inc.                                         16,400         503,480
The Kroger Co.                                          59,500       1,300,670
                                                                    ----------
                                                                     3,072,950
SOAPS-1.8%
Clorox Co.                                              15,000         914,550
The Procter & Gamble Co.                                59,200       3,291,520
                                                                    ----------
                                                                     4,206,070
SUGAR REFINERS-0.4%
Archer-Daniels-Midland
  Co.                                                   19,805         817,550

TOBACCO-2.3%
Altria Group, Inc.                                      60,650       4,453,530
UST, Inc.                                               20,100         908,319
                                                                    ----------
                                                                     5,361,849
                                                                    ----------
                                                                    26,124,626
UTILITIES-9.1%
ELECTRIC COMPANIES-2.6%
American Electric Power
  Co., Inc.                                             28,075         961,569
Dominion Resources, Inc.                                25,200       1,884,708
Entergy Corp.                                           18,900       1,337,175
Northeast Utilities                                     30,700         634,569
Pinnacle West Capital Corp.                             26,600       1,061,606
Wisconsin Energy Corp.                                   3,000         120,900
Xcel Energy, Inc.                                        9,700         186,046
                                                                    ----------
                                                                     6,186,573
TELEPHONE-6.5%
American Tower Corp.
  Cl. A (a)                                             11,000         342,320
AT&T, Inc.                                             183,700       5,123,392
BellSouth Corp.                                         63,000       2,280,600
Crown Castle International
  Corp. (a)                                             37,370       1,290,760
Embarq Corp. (a)                                         4,950         202,901
Sprint Nextel Corp.                                     99,000       1,979,010
Verizon Communications                                 121,600       4,072,384
                                                                    ----------
                                                                    15,291,367
                                                                    ----------
                                                                    21,477,940
CONSUMER GROWTH-8.5%
ADVERTISING-0.3%
The Interpublic Group of
  Cos., Inc. (a)                                        76,900         642,115

DRUGS-4.6%
Eli Lilly & Co.                                         20,000       1,105,400
Merck & Co., Inc.                                       80,200       2,921,686
Pfizer, Inc.                                           292,200       6,857,934
                                                                    ----------
                                                                    10,885,020
ENTERTAINMENT-2.5%
CBS Corp. Cl. B                                         62,075       1,679,129
Time Warner, Inc.                                      172,600       2,985,980
Viacom, Inc. Cl. B (a)                                  30,175       1,081,472
Walt Disney Co.                                          6,300         189,000
                                                                    ----------
                                                                     5,935,581
HOSPITAL MANAGMENT-0.1%
Tenet Healthcare Corp. (a)                              15,400         107,492

RADIO - TV BROADCASTING-1.0%
Comcast Corp. Cl. A (a)                                 73,134       2,394,407
                                                                    ----------
                                                                    19,964,615
TECHNOLOGY-6.5%
COMMUNICATION - EQUIP. MFRS.-1.5%
ADC Telecommunications,
  Inc. (a)                                              27,514         463,886
Cisco Systems, Inc. (a)                                 32,100         626,913
Corning, Inc. (a)                                       37,500         907,125
Nokia Oyj (ADR)                                         51,100       1,035,286
Tellabs, Inc. (a)                                       36,100         480,491
                                                                    ----------
                                                                     3,513,701
COMPUTER SERVICES/SOFTWARE-1.4%
Ceridian Corp. (a)                                      35,000         855,400
Electronic Data Systems
  Corp.                                                 54,400       1,308,864
Microsoft Corp.                                         49,800       1,160,340
                                                                    ----------
                                                                     3,324,604
COMPUTER/INSTRUMENTATION-1.0%
Celestica, Inc. (a)                                     38,300         365,382
Flextronics International
  Ltd. (a)                                              57,900         614,898
Sanmina-SCI Corp. (a)                                  111,000         510,600
Solectron Corp. (a)                                    247,210         845,458
                                                                    ----------
                                                                     2,336,338


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                 SHARES    U.S. $ VALUE
-------------------------------------------------------------------------------
COMPUTERS-2.0%
Hewlett-Packard Co.                                    101,328     $ 3,210,071
International Business
  Machines Corp.                                        19,200       1,474,944
                                                                    ----------
                                                                     4,685,015
SEMICONDUCTORS-0.3%
Agere System, Inc. (a)                                  42,210         620,487

MISCELLANEOUS INDUSTRIAL TECHNOLOGY-0.3%
Arrow Electronics, Inc. (a)                             11,600         373,520
Tech Data Corp. (a)                                     10,650         408,002
                                                                    ----------
                                                                       781,522
                                                                    ----------
                                                                    15,261,667
CONSUMER CYCLICALS-5.0%
AUTOS & AUTO PARTS-2.4%
American Axle & Manufacturing
  Holdings, Inc.                                         7,500         128,325
Autoliv, Inc.                                           22,800       1,289,796
BorgWarner, Inc.                                        16,200       1,054,620
Daimlerchrysler AG                                      23,400       1,155,024
Magna International, Inc.
  Cl. A                                                 14,500       1,043,565
Toyota Motor Corp. (ADR)                                10,000       1,045,900
                                                                    ----------
                                                                     5,717,230
RETAILERS-1.4%
Limited Brands                                          39,500       1,010,805
Office Depot, Inc. (a)                                  43,000       1,634,000
Target Corp.                                            14,100         689,067
                                                                    ----------
                                                                     3,333,872
TEXTILES/SHOES - APPAREL MFG.-0.5%
Jones Apparel Group, Inc.                               20,600         654,874
V.F. Corp.                                               7,900         536,568
                                                                    ----------
                                                                     1,191,442
TIRES & RUBBER GOODS-0.1%
Cooper Tire & Rubber Co.                                11,100         123,654

TOYS-0.3%
Mattel, Inc.                                            49,200         812,292

MISCELLANEOUS CONSUMER CYCLICALS-0.3%
Newell Rubbermaid, Inc.                                 27,800         718,074
                                                                    ----------
                                                                    11,896,564
CAPITAL EQUIPMENT-4.5%
AEROSPACE - DEFENSE-0.9%
B.F. Goodrich Corp.                                     21,700         874,293
The Boeing Co.                                          16,300       1,335,133
                                                                    ----------
                                                                     2,209,426
AUTO TRUCKS - PARTS-0.4%
Eaton Corp.                                             13,500       1,017,900

ELECTRICAL EQUIPMENT-2.3%
Cooper Industries Ltd. Cl. A                             7,000         650,440
General Electric Co.                                   133,400       4,396,864
Hubbell Inc. Cl. B                                       6,800         324,020
                                                                    ----------
                                                                     5,371,324
MISCELLANEOUS CAPITAL GOODS-0.9%
SPX Corp.                                               14,400         805,680
Textron, Inc.                                           14,300       1,318,174
                                                                    ----------
                                                                     2,123,854
                                                                    ----------
                                                                    10,722,504
INDUSTRIAL RESOURCES-1.9%
CHEMICALS-0.3%
Arkema (ADR) (a)                                           345          13,459
The Lubrizol Corp.                                      15,700         625,645
                                                                    ----------
                                                                       639,104
CONTAINERS - METAL/GLASS/PAPER-0.8%
Crown Holdings, Inc. (a)                                30,800         479,556
Owens-Illinois, Inc. (a)                                34,900         584,924
Sonoco Products                                         28,700         908,355
                                                                    ----------
                                                                     1,972,835
PAPER-0.8%
Kimberly-Clark Corp.                                    29,000       1,789,300
                                                                    ----------
                                                                     4,401,239
SERVICES-1.3%
RAILROADS-1.3%
CSX CORP.                                               24,500       1,725,780
Norfolk Southern Corp.                                  27,050       1,439,601
                                                                    ----------
                                                                     3,165,381


5


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                     SHARES OR
                                                     PRINCIPAL
                                                        AMOUNT
COMPANY                                                   (000)   U.S. $ VALUE
-------------------------------------------------------------------------------
COMMODITIES-1.2%
CHEMICALS-1.2%
E.I. du Pont de Nemours
  & Co.                                                 21,100     $   877,760
Eastman Chemical Co.                                    12,400         669,600
PPG Industries, Inc.                                    18,600       1,227,600
                                                                    ----------
                                                                     2,774,960
DEFENSE-1.1%
DEFENSE-1.1%
Lockheed Martin Corp.                                   14,300       1,025,882
Northrop Grumman Corp.                                  25,000       1,601,500
                                                                    ----------
                                                                     2,627,382
CONSUMER MANUFACTURING-0.3%
MISCELLANEOUS-0.3%
Bunge Ltd.                                              14,500         728,625

HEALTH CARE-0.3%
MEDICAL SERVICES-0.3%
AmerisourceBergen Corp.                                 16,600         695,872

INDUSTRIAL COMMODITIES-0.2%
PAPER-0.2%
Smurfit-Stone Container
  Corp. (a)                                             51,900         567,786

Total Common Stocks
  (cost $194,719,312)                                              227,127,822

SHORT-TERM INVESTMENT-4.1%
TIME DEPOSIT-4.1%
The Bank of New York
  4.25%, 7/03/06
  (cost $9,599,000)                                    $ 9,599       9,599,000

TOTAL INVESTMENTS-100.3%
  (cost $204,318,312)                                              236,726,822
Other assets less liabilities-(0.3%)                                  (763,193)
                                                                  ------------
NET ASSETS-100%                                                   $235,963,629

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.


6


VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $204,318,312)         $236,726,822
  Receivable for investment securities sold                            769,542
  Receivable for capital stock sold                                    369,676
  Dividends and interest receivable                                    273,892
  Total assets                                                     238,139,932

LIABILITIES
  Due to custodian                                                       1,148
  Payable for investment securities purchased                        1,667,367
  Payable for capital stock redeemed                                   247,827
  Advisory fee payable                                                 110,804
  Distribution fee payable                                              50,255
  Administrative fee payable                                            19,607
  Transfer agent fee payable                                               130
  Accrued expenses                                                      79,165
  Total liabilities                                                  2,176,303

NET ASSETS                                                        $235,963,629

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     18,167
  Additional paid-in capital                                       197,766,165
  Undistributed net investment income                                1,593,673
  Accumulated net realized gain on investment transactions           4,177,114
  Net unrealized appreciation of investments                        32,408,510
                                                                  ------------
                                                                  $235,963,629

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES            NET ASSET
CLASS                         NET ASSETS         OUTSTANDING           VALUE
-------------------------------------------------------------------------------
A                           $    515,740              39,405            $13.09
B                           $235,447,889          18,127,928            $12.99

See Notes to Financial Statements.


7


VALUE PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $8,444)              $ 2,522,062
  Interest                                                             160,571
  Total investment income                                            2,682,633

EXPENSES
  Advisory fee                                                         600,591
  Distribution fee--Class B                                            272,466
  Transfer agency--Class A                                                   2
  Transfer agency--Class B                                               1,279
  Custodian                                                             63,678
  Printing                                                              48,139
  Administrative                                                        39,000
  Audit                                                                 20,248
  Legal                                                                  4,697
  Directors' fees                                                          638
  Miscellaneous                                                          5,424
  Total expenses                                                     1,056,162
  Net investment income                                              1,626,471

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       4,208,002
  Net change in unrealized appreciation/depreciation of investments  4,252,992
  Net gain on investment transactions                                8,460,994
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,087,465

See Notes to Financial Statements.


8


VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   JUNE 30, 2006   DECEMBER 31,
                                                    (UNAUDITED)        2005
                                                  ---------------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                            $ 1,626,471     $ 2,258,562
  Net realized gain on investment transactions       4,208,002       6,469,868
  Net change in unrealized appreciation/
    depreciation of investments                      4,252,992         449,217
  Net increase in net assets from operations        10,087,465       9,177,647

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    CLASS A                                             (5,912)           (184)
    Class B                                         (2,258,458)     (1,908,445)
  Net realized gain on investment transactions
    Class A                                            (14,248)           (222)
    Class B                                         (6,433,182)     (2,681,802)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      42,713,833      35,488,418
  Total increase                                    44,089,498      40,075,412

NET ASSETS
  Beginning of period                              191,874,131     151,798,719
  End of period (including undistributed net
    investment income of $1,593,673 and
    $2,231,572, respectively)                     $235,963,629    $191,874,131

See Notes to Financial Statements.


9


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006 there were no such expenses waived by the Adviser.


11


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $23,340, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                     PURCHASES         SALES
-------------------------------------------------------------------------------
Investment securities (excluding U.S. government
  securities)                                      $52,466,398     $16,144,965
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $39,326,411
Gross unrealized depreciation                                       (6,917,901)
                                                                   -----------
Net unrealized appreciation                                        $32,408,510

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31, JUNE 30,  2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               17,867        26,487    $    243,258    $    333,385
Shares issued in
  reinvestment of
  dividends and
  distributions            1,554            33          20,160             406
Shares redeemed           (2,483)       (4,504)        (33,073)        (57,121)
Net increase              16,938        22,016    $    230,345    $    276,670

CLASS B
Shares sold            4,027,699     5,620,924    $ 53,827,054    $ 70,394,206
Shares issued in
  reinvestment of
  dividends and
  distributions          675,341       376,250       8,691,640       4,590,247
Shares redeemed       (1,499,727)   (3,174,997)    (20,035,206)    (39,772,705)
Net increase           3,203,313     2,822,177    $ 42,483,488    $ 35,211,748


13


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                       2005            2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $2,208,016      $1,139,078
  Net long-term capital gains                        2,382,637              -0-
Total distributions paid                            $4,590,653      $1,139,078

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $2,421,697
Undistributed long-term capital gains                              6,230,676
Unrealized appreciation/(depreciation)                            28,151,259(a)
Total accumulated earnings/(deficit)                             $36,803,632

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.


15


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


17


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                            JULY 22,
                                               ENDED               YEAR ENDED DECEMBER 31,        2002(b) TO
                                           JUNE 30, 2006   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)        2005        2004(a)      2003         2002
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.94          $12.63       $11.20        $8.76        $8.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .12             .22(d)       .25(d)       .16(d)       .07(d)
Net realized and unrealized gain
  on investment transactions                     .57             .49         1.18         2.36          .69
Net increase in net asset value
  from operations                                .69             .71         1.43         2.52          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)           (.18)          -0-        (.08)          -0-
Distributions from net realized gain
  on investment transactions                    (.38)           (.22)          -0-          -0-          -0-
Total dividends and distributions               (.54)           (.40)          -0-        (.08)          -0-
Net asset value, end of period                $13.09          $12.94       $12.63       $11.20        $8.76

TOTAL RETURN
Total investment return based on
  net asset value (e)                           5.31%           5.74%       12.77%       28.94%        9.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                   $515,740        $290,673       $5,699         $239         $187
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .71%(f)(g)      .73%         .79%(g)      .99%        1.20%(g)
  Expenses, before waivers and
    reimbursements                               .71%(f)(g)      .74%         .98%(g)     1.06%        2.28%(g)
  Net investment income                         1.76%(f)(g)     1.74%(d)     2.02%(d)(g)  1.51%(d)     4.22%(d)(g)
Portfolio turnover rate                            8%             21%          27%          27%          12%

See footnote summary on page 19.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                             MAY 1,
                                               ENDED                      YEAR ENDED DECEMBER 31,                2001(h) TO
                                           JUNE 30, 2006     --------------------------------------------------  DECEMBER 31,
                                            (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------      -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.84           $12.54       $11.16        $8.75       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .10              .17(d)       .17(d)       .12(d)       .12(d)       .08(d)
Net realized and unrealized gain (loss)
  on investment transactions                     .56              .50         1.31         2.36        (1.42)        (.01)
Net increase (decrease) in net asset
  value from operations                          .66              .67         1.48         2.48        (1.30)         .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.13)            (.15)        (.10)        (.07)        (.02)          -0-
Distributions from net realized gain
  on investment transactions                    (.38)            (.22)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.51)            (.37)        (.10)        (.07)        (.02)          -0-
Net asset value, end of period                $12.99           $12.84       $12.54       $11.16        $8.75       $10.07

TOTAL RETURN
Total investment return based
  on net asset value (e)                        5.16%            5.48%       13.37%       28.46%      (12.95)%        .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $235,448         $191,583     $151,793     $117,561      $68,366      $27,286
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%(f)(g)       .98%         .97%        1.24%        1.21%        1.20%(g)
  Expenses, before waivers
    and reimbursements                           .95%(f)(g)       .99%        1.15%        1.33%        1.43%        2.47%(g)
  Net investment income                         1.50%(f)(g)      1.38%(d)     1.45%(d)     1.29%(d)     1.27%(d)     1.29%(d)(g)
Portfolio turnover rate                            8%              21%          27%          27%          12%           4%

(a) There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)  Commencement of distribution.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Annualized.

(h)  Commencement of operations.


19


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Value Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                              ADVISORY FEE
                          BASED ON % OF AVERAGE
CATEGORY                     DAILY NET ASSETS                   FUND
-------------------------------------------------------------------------------
Value                    55 bp on 1st $2.5 billion          Value Portfolio
                         45 bp on next $2.5 billion
                         40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                        AS A % OF AVERAGE
FUND                                       AMOUNT       DAILY NET ASSETS
-------------------------------------------------------------------------------
Value Portfolio(3)                         $69,000             0.05%

1    It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board Of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

3    The expense reimbursement has been waived by the Adviser.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Fund was operating below its expense cap in the latest fiscal year; accordingly, the expense limitation undertaking of that Fund was of no effect. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                             EXPENSE CAP
                             PURSUANT TO          GROSS
                         EXPENSE LIMITATION      EXPENSE      FISCAL
FUND                         UNDERTAKING          RATIO      YEAR END
-------------------------------------------------------------------------------
Value Portfolio             Class A   1.20%       0.98%     December 31
                            Class B   1.45%       1.15%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.


21


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                   EFFECTIVE
                       NET ASSETS          ALLIANCE                 ALLIANCE
                       09/30/05          INSTITUTIONAL           INSTITUTIONAL
FUND                     ($MIL)           FEE SCHEDULE            ADVISORY FEE
-------------------------------------------------------------------------------
Value Portfolio          $172.9      Diversified Value Schedule       0.408%
                                     65 bp on 1st $25 m
                                     50 bp on next $25 m
                                     40 bp on next $50 m
                                     30 bp on next $100 m
                                     25 bp on the balance
                                     MINIMUM ACCOUNT SIZE $20 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                  FEE(4)
-------------------------------------------------------------------------------
Equity Value                                                 0.80%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                          ACITM MUTUAL FUND(5)                    FEE
-------------------------------------------------------------------------------
Value Portfolio          Bernstein Kokusai Value (Mizuho)(6)          0.30%

(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5)    The name in parenthesis is the distributor of the fund.

(6)    The ACITM fund is not a retail fund.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                      FEE SCHEDULE
-------------------------------------------------------------------------------
Value Portfolio          Client # 1               0.25% for first $500 million
                                                  0.20% thereafter

                         Client # 2(7)            0.50% on first $1 billion
                                                  0.40% on next $1 billion
                                                  0.30% on next $1 billion
                                                  0.20% thereafter

                         Client # 3               0.23% on first $300 million
                                                  0.20% thereafter

                         Client # 4               0.27% on first $300 million
                                                  0.16% on next $700 million
                                                  0.13% thereafter

                         Client # 5               0.20%

                         Client # 6               Base fee of
                                                  0.15% on first $1 billion
                                                  0.14% ON NEXT $2 BILLION
                                                  0.12% on next $2 billion
                                                  0.10% thereafter
                                                  +/- Performance Fee(8)

                         Client # 7               0.60% on first $10 million
                                                  0.50% on next $15 million
                                                  0.40% on next $25 million
                                                  0.30% on next $50 million
                                                  0.25% on next $50 million
                                                  0.225% on next $50 million
                                                  0.20% thereafter
                                                  0.47% on first $50 million
                                                  for first six months

                         Client #(8)              0.60% on first $10 million
                                                  0.50% on next $15 million
                                                  0.40% on next $25 million
                                                  0.30% on next $50 million
                                                  0.25% on next $50 million
                                                  0.225% on next $50 million
                                                  0.175% on next $50 million
                                                  0.15% thereafter

(7) This is the fee schedule of a fund managed by an affiliate of the Adviser.

(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.15%.


23


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(9)

                                         EFFECTIVE       LIPPER
                                        MANAGEMENT        GROUP
FUND                                       FEE           MEDIAN        RANK
-------------------------------------------------------------------------------
Value Portfolio                           0.550           0.750        1/11

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                       LIPPER       LIPPER     LIPPER      LIPPER
                      EXPENSE      UNIVERSE   UNIVERSE     GROUP      GROUP
FUND               RATIO (%)(12)   MEDIAN (%)   RANK      MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Value Portfolio        0.789         0.853      11/34        0.829     3/11

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

(9) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect

(10) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)   Most recent fiscal year end Class A share total expense ratio.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                 12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Value Portfolio                                          $328,189

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                           ADVISER
                                                         PAYMENTS TO
FUND                                                       ABIRM
-------------------------------------------------------------------------------
Value Portfolio                                          $380,300

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(13) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

(13) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


25


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance rankings of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the period ended September 30, 2005.

VALUE PORTFOLIO                                    GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                             8/11               20/34
3 year                                             3/11               15/33

(14)   The performance rankings are for the Class A shares of the Fund.

(15)   The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark(18).

                                        PERIODS ENDING SEPTEMBER 30, 2005
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                   SINCE
FUND                                       1 YEAR      3 YEAR    INCEPTION
-------------------------------------------------------------------------------
VALUE PORTFOLIO                            14.22       18.75       17.21
Russell 1000 Value Index                   16.69       20.48       15.22

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(17)   The performance returns are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


27



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



GROWTH & INCOME PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
GROWTH & INCOME PORTFOLIO                    JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
-------------------------                    ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,012.83          $3.04              0.61%
Hypothetical (5% return before expenses)          $1,000           $1,021.77          $3.06              0.61%

CLASS B
Actual                                            $1,000           $1,011.72          $4.29              0.86%
Hypothetical (5% return before expenses)          $1,000           $1,020.53          $4.31              0.86%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Citigroup, Inc.                                $  112,119,408           4.7%
American International Group, Inc.                 96,475,890           4.1
Time Warner, Inc.                                  92,164,020           3.9
JPMorgan Chase & Co.                               88,536,000           3.7
The Home Depot, Inc.                               83,057,853           3.4
Bank of America Corp.                              78,095,160           3.3
WellPoint, Inc.                                    77,965,778           3.3
Microsoft Corp.                                    75,783,250           3.2
News Corp. Cl. A                                   74,355,106           3.1
Fannie Mae                                         71,019,650           3.0
                                               --------------         -----
                                               $  849,572,115          35.7%


SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                        $  637,371,353          26.8%
Consumer Services                                 357,373,125          15.0
Technology                                        316,797,167          13.3
Consumer Staples                                  221,248,799           9.3
Energy                                            203,275,044           8.5
Health Care                                       175,370,773           7.4
Capital Goods                                     158,354,398           6.7
Utilities                                         144,468,242           6.1
Transportation                                     72,677,493           3.0
Basic Industry                                     58,428,080           2.5
Consumer Manufacturing                              4,857,741           0.2
                                               --------------         -----
Total Investments*                              2,350,222,215          98.8
Cash and receivables, net of liabilities           27,565,976           1.2
                                               --------------         -----
Net Assets                                     $2,377,788,191         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-98.8%
FINANCE-26.8%
BANKING - MONEY CENTER-5.0%
JPMorgan Chase & Co.                                2,108,000    $   88,536,000
The Bank of New York Co., Inc.                        348,800        11,231,360
Wachovia Corp.                                        368,500        19,928,480
                                                                 --------------
                                                                    119,695,840
BANKING - REGIONAL-4.6%
Bank of America Corp.                               1,623,600        78,095,160
Northern Trust Corp.                                  565,000        31,244,500
                                                                 --------------
                                                                    109,339,660
BROKERAGE & MONEY MANAGEMENT-1.4%
Merrill Lynch & Co., Inc.                             267,400        18,600,344
The Goldman Sachs Group, Inc.                          88,100        13,252,883
                                                                 --------------
                                                                     31,853,227
INSURANCE-8.0%
ACE Ltd.                                              673,900        34,092,601
American International Group, Inc.                  1,633,800        96,475,890
Axis Capital Holdings Ltd.                          1,355,700        38,786,577
Hartford Financial Services Group, Inc.               250,000        21,150,000
                                                                 --------------
                                                                    190,505,068
MORTGAGE BANKING-3.0%
Fannie Mae                                          1,476,500        71,019,650

MISCELLANEOUS-4.8%
AMBAC Financial Group, Inc.                            35,000         2,838,500
Citigroup, Inc.                                     2,324,200       112,119,408
                                                                 --------------
                                                                    114,957,908
                                                                 --------------
                                                                    637,371,353
CONSUMER SERVICES-15.0%
BROADCASTING & CABLE-8.8%
Comcast Corp. Cl. A (a)                               275,000         9,003,500
News Corp. Cl. A                                    3,876,700        74,355,106
Time Warner, Inc.                                   5,327,400        92,164,020
Viacom, Inc. Cl. B (a)                                800,000        28,672,000
Westwood One, Inc.                                    650,000         4,875,000
                                                                 --------------
                                                                    209,069,626
RESTAURANT & LODGING-2.2%
Hilton Hotels Corp.                                 1,144,500        32,366,460
McDonald's Corp.                                      625,000        21,000,000
                                                                 --------------
                                                                     53,366,460
RETAIL - GENERAL MERCHANDISE-4.0%
Lowe's Cos., Inc.                                     195,800        11,879,186
The Home Depot, Inc.                                2,320,700        83,057,853
                                                                 --------------
                                                                     94,937,039
                                                                 --------------
                                                                    357,373,125
TECHNOLOGY-13.3%
COMMUNICATION EQUIPMENT-1.1%
Cisco Systems, Inc. (a)                               817,700        15,969,681
Motorola, Inc.                                        488,200         9,837,230
                                                                 --------------
                                                                     25,806,911
COMPUTER HARDWARE/STORAGE-5.8%
EMC Corp. (a)                                       2,776,900        30,462,593
International Business Machines Corp. (IBM)           860,500        66,103,610
Sun Microsystems, Inc. (a)                         10,001,900        41,507,885
                                                                 --------------
                                                                    138,074,088
COMPUTER SERVICES-0.2%
Fiserv, Inc. (a)                                      128,600         5,833,296

SEMICONDUCTOR CAPITAL EQUIPMENT-1.8%
Applied Materials, Inc.                             2,567,700        41,802,156

SEMICONDUCTOR COMPONENTS-1.0%
Advanced Micro Devices, Inc. (a)                      670,400        16,371,168
NVIDIA Corp. (a)                                      400,000         8,516,000
                                                                 --------------
                                                                     24,887,168
SOFTWARE-3.4%
BEA Systems, Inc. (a)                                 352,200         4,610,298
Microsoft Corp.                                     3,252,500        75,783,250
                                                                 --------------
                                                                     80,393,548
                                                                 --------------
                                                                    316,797,167
CONSUMER STAPLES-9.3%
HOUSEHOLD PRODUCTS-1.6%
The Procter & Gamble Co.                              662,700        36,846,120

RETAIL - FOOD & DRUG-0.4%
CVS Corp.                                             334,200        10,259,940

TOBACCO-4.8%
Altria Group, Inc.                                    896,000        65,793,280
Loews Corp.                                           625,800        22,184,610
Loews Corp.-Carolina Group                            526,000        27,020,620
                                                                 --------------
                                                                    114,998,510


3


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
MISCELLANEOUS-2.5%
Fortune Brands, Inc.                                  832,900    $   59,144,229
                                                                 --------------
                                                                    221,248,799
ENERGY-8.5%
DOMESTIC PRODUCERS-1.6%
Noble Energy, Inc.                                    806,700        37,801,962

INTERNATIONAL-4.3%
Chevron Corp.                                         619,200        38,427,552
Exxon Mobil Corp.                                   1,040,400        63,828,540
                                                                 --------------
                                                                    102,256,092
OIL SERVICE-1.9%
Baker Hughes, Inc.                                    141,200        11,557,220
GlobalSantaFe Corp.                                    22,600         1,305,150
Nabors Industries Ltd. (a)                            969,900        32,772,921
                                                                 --------------
                                                                     45,635,291
MISCELLANEOUS-0.7%
ConocoPhillips                                        268,300        17,581,699
                                                                 --------------
                                                                    203,275,044
HEALTH CARE-7.4%
BIOTECHNOLOGY-0.3%
Amgen, Inc. (a)                                       120,300         7,847,169

DRUGS-3.6%
Eli Lilly & Co.                                       220,000        12,159,400
Forest Laboratories, Inc. (a)                         250,000         9,672,500
Merck & Co., Inc.                                     582,800        21,231,404
Pfizer, Inc.                                        1,300,000        30,511,000
Wyeth                                                 274,200        12,177,222
                                                                 --------------
                                                                     85,751,526
MEDICAL SERVICES-3.5%
UnitedHealth Group, Inc.                               85,000         3,806,300
WellPoint, Inc. (a)                                 1,071,400        77,965,778
                                                                 --------------
                                                                     81,772,078
                                                                 --------------
                                                                    175,370,773
CAPITAL GOODS-6.7%
ELECTRICAL EQUIPMENT-1.6%
Emerson Electric Co.                                  450,800        37,781,548

MACHINERY-0.5%
ITT Corp.                                             226,300        11,201,850

MISCELLANEOUS-4.6%
General Electric Co.                                1,626,500        53,609,440
Illinois Tool Works, Inc.                             348,800        16,568,000
United Technologies Corp.                             618,000        39,193,560
                                                                 --------------
                                                                    109,371,000
                                                                 --------------
                                                                    158,354,398
UTILITIES-6.1%
ELECTRIC & GAS UTILITY-0.8%
FirstEnergy Corp.                                     335,000        18,160,350

TELEPHONE UTILITY-5.3%
AT&T, Inc.                                          2,203,500        61,455,615
BellSouth Corp.                                       472,900        17,118,980
Verizon Communications, Inc.                        1,425,300        47,733,297
                                                                 --------------
                                                                    126,307,892
                                                                 --------------
                                                                    144,468,242
TRANSPORTATION-3.0%
AIR FREIGHT-2.4%
United Parcel Service, Inc. Cl. B                     702,100        57,803,893

RAILROAD-0.6%
Union Pacific Corp.                                   160,000        14,873,600
                                                                 --------------
                                                                     72,677,493
BASIC INDUSTRY-2.5%
CHEMICALS-2.5%
Air Products & Chemicals, Inc.                        849,000        54,268,080
E.I. du Pont de Nemours & Co.                         100,000         4,160,000
                                                                 --------------
                                                                     58,428,080
CONSUMER MANUFACTURING-0.2%
TEXTILE PRODUCTS-0.2%
Building Material Holding Corp.                       174,300         4,857,741

Total Common Stocks
  (cost $2,143,121,874)                                           2,350,222,215

SHORT-TERM INVESTMENT-0.8%
TIME DEPOSIT-0.8%
The Bank of New York
  4.25%, 7/03/06
  (cost $17,976,000)                                  $17,976        17,976,000

TOTAL INVESTMENTS-99.6%
  (cost $2,161,097,874)                                           2,368,198,215
Other assets less liabilities-0.4%                                    9,589,976

NET ASSETS-100%                                                  $2,377,788,191


(a)  Non-income producing security.

     See Notes to Financial Statements.


4


GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $2,161,097,874)     $ 2,368,198,215
  Cash                                                                      985
  Receivable for capital stock sold                                  11,177,957
  Receivable for investment securities sold                           5,894,607
  Dividends and interest receivable                                   2,299,236
  Total assets                                                    2,387,571,000

LIABILITIES
  Payable for investment securities purchased                         5,503,796
  Payable for capital stock redeemed                                  2,376,776
  Advisory fee payable                                                1,130,017
  Distribution fee payable                                              403,574
  Administrative fee payable                                             19,607
  Transfer agent fee payable                                                111
  Accrued expenses                                                      348,928
  Total liabilities                                                   9,782,809

NET ASSETS                                                      $ 2,377,788,191

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $       101,923
  Additional paid-in capital                                      2,085,260,154
  Undistributed net investment income                                14,276,402
  Accumulated net realized gain on investment transactions           71,049,371
  Net unrealized appreciation of investments                        207,100,341
                                                                $ 2,377,788,191


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES         NET ASSET
CLASS                       NET ASSETS           OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                         $  513,796,592         21,882,433          $23.48
B                         $1,863,991,599         80,040,333          $23.29


See Notes to Financial Statements.


5


GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                    $  24,732,239
  Interest                                                           374,379
  Total investment income                                         25,106,618

EXPENSES
  Advisory fee                                                     7,026,863
  Distribution fee--Class B                                        2,532,357
  Transfer agency--Class A                                             1,458
  Transfer agency--Class B                                             5,466
  Printing                                                           697,330
  Custodian                                                          144,875
  Legal                                                               71,535
  Administrative                                                      39,000
  Audit                                                               20,247
  Directors' fees                                                      2,389
  Miscellaneous                                                       87,968
  Total expenses                                                  10,629,488
  Net investment income                                           14,477,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                    79,654,542(a)
  Net change in unrealized appreciation/depreciation
    of Investments                                               (53,403,197)
  Net gain on investment transactions                             26,251,345

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $  40,728,475


(a) On May 1, 2006, the Fund had a redemption-in-kind with total proceeds in the amount of $153,473,337. The gain on investments of $13,792,121 will not be realized for tax purposes.

     See Notes to Financial Statements.


6


GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                JUNE 30, 2006      DECEMBER 31,
                                                 (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   14,477,130   $   29,417,192
  Net realized gain on investment
    transactions                                    79,654,542      283,236,433
  Net change in unrealized
    appreciation/depreciation
    of investments                                 (53,403,197)    (195,422,198)
  Net increase in net assets from
    operations                                      40,728,475      117,231,427

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (7,445,666)      (8,911,022)
    Class B                                        (21,954,052)     (26,654,854)
  Net realized gain on investment
    transactions
    Class A                                        (27,071,472)              -0-
    Class B                                        (98,572,219)              -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (152,961,530)    (109,030,745)
  Total decrease                                  (267,276,464)     (27,365,194)

NET ASSETS
  Beginning of period                            2,645,064,655    2,672,429,849
  End of period (including undistributed
    net investment income of $14,276,402
    and $29,198,990, respectively)              $2,377,788,191   $2,645,064,655


See Notes to Financial Statements.


7


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth & Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


9


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $1,982,231, of which $271,672 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                  PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  796,183,384   $1,073,650,443
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  278,891,812
Gross unrealized depreciation                                       (71,791,471)
Net unrealized appreciation                                      $  207,100,341


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


11


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,297,345     4,893,371   $  32,056,007   $ 118,926,296
Shares issued
  in reinvestment
  of dividends and
  distributions        1,481,422       374,098      34,517,138       8,911,021
Shares redeemed       (3,865,352)   (8,360,399)    (98,257,800)   (200,754,368)
Net decrease          (1,086,585)   (3,092,930)  $ (31,684,655)  $ (72,917,051)

CLASS B
Shares sold            3,643,590     9,256,122   $  86,946,698   $ 221,922,437
Shares issued
  in reinvestment
  of dividends and
  distributions        5,215,330     1,127,532     120,526,271      26,654,855
Shares redeemed      (12,943,285)  (11,912,162)   (328,749,844)   (284,690,986)
Net decrease          (4,084,365)   (1,528,508)  $(121,276,875)  $ (36,113,694)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   35,565,876   $   19,250,194
Total taxable distributions                     35,565,876       19,250,194
Total distributions paid                    $   35,565,876   $   19,250,194


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   29,198,990
Undistributed long-term capital gains                           125,594,997(a)
Unrealized appreciation/(depreciation)                          251,947,061(b)
Total accumulated earnings/(deficit)                         $  406,741,048

(a) On December 31, 2005, the Portfolio had no net capital loss carryforwards. During the current fiscal year the Portfolio utilized capital loss carryforwards of $159,256,387.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance


13


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


15


GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                 $24.88           $24.08       $21.80        $16.62        $22.16       $23.15

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (a)                .17              .31          .36(b)        .23           .22          .21
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           .14              .85         2.12          5.15         (5.01)        (.05)
Net increase (decrease) in
  net asset value from
  operations                             .31             1.16         2.48          5.38         (4.79)         .16

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.37)            (.36)        (.20)         (.20)         (.12)        (.14)
Distributions from net
  realized gain on investment
  transactions                         (1.34)              -0-          -0-           -0-         (.63)       (1.01)
Total dividends and
  distributions                        (1.71)            (.36)        (.20)         (.20)         (.75)       (1.15)
Net asset value, end of period        $23.48           $24.88       $24.08        $21.80        $16.62       $22.16

TOTAL RETURN
Total investment return based
  on net asset value (c)                1.28%            4.86%       11.46%        32.50%       (22.05)%        .36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $513,796         $571,372     $627,689      $603,673      $456,402     $673,722
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .61%(d)(e)       .59%         .60%          .66%          .68%         .67%
  Expenses, before waivers and
    reimbursements                       .61%(d)(e)       .59%         .65%          .66%          .68%         .67%
  Net investment income                 1.34%(d)(e)      1.29%        1.62%(b)      1.25%         1.15%         .95%
Portfolio turnover rate                   31%              72%          50%           57%           69%          80%


See footnote summary on page 17.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                  -------------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   --------------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003           2002         2001
                                  ---------------  ------------  ------------  -------------  -----------  ------------
Net asset value,
  beginning of period                 $24.65            $23.87       $21.62         $16.49        $22.03       $23.06

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (a)                .13               .25          .31(b)         .18           .17          .16
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           .15               .83         2.10           5.11         (4.98)        (.05)
Net increase (decrease) in
  net asset value from
  operations                             .28              1.08         2.41           5.29         (4.81)         .11

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  income                                (.30)             (.30)        (.16)          (.16)         (.10)        (.13)
Distributions from net realized
  gain on investment
  transactions                         (1.34)               -0-          -0-            -0-         (.63)       (1.01)
Total dividends and
  Distributions                        (1.64)             (.30)        (.16)          (.16)         (.73)       (1.14)
Net asset value, end of period        $23.29            $24.65       $23.87         $21.62        $16.49       $22.03

TOTAL RETURN
Total investment return based
  on net asset value (c)                1.17%             4.60%       11.22%         32.18%       (22.26)%        .15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                 $1,863,992        $2,073,693   $2,044,741     $1,671,671    $1,067,952     $889,394
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .86%(d)(e)        .85%         .85%           .91%          .93%         .92%
  Expenses, before waivers and
    reimbursements                       .86%(d)(e)        .85%         .90%           .91%          .93%         .92%
  Net investment income                 1.09%(d)(e)       1.05%        1.39%(b)        .99%          .91%         .75%
Portfolio turnover rate                   31%               72%          50%            57%           69%          80%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.


17


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Growth and Income Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                      ADVISORY FEE
                 BASED ON % OF AVERAGE
CATEGORY            DAILY NET ASSETS                         FUND
-------------------------------------------------------------------------------
Value           55 bp on 1st $2.5 billion         Growth and Income Portfolio
                45 bp on next $2.5 billion
                40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                         AS A % OF AVERAGE
FUND                                 AMOUNT              DAILY NET ASSETS
-------------------------------------------------------------------------------
Growth and Income Portfolio          $69,000                   0.01%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                             GROSS EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
Growth and Income Portfolio        Class A  0.65%               December 31
                                   Class B  0.90%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                    NET ASSETS                               EFFECTIVE ALLIANCE
                     09/30/05      ALLIANCE INSTITUTIONAL       INSTITUTIONAL
FUND                  ($MIL)            FEE SCHEDULE            ADVISORY FEE
-------------------------------------------------------------------------------
Growth and Income    $2,608.2      Relative Value Schedule         0.261%
Portfolio                          65 bp on 1st $25m
                                   50 bp on next $25m
                                   40 bp on next $50m
                                   30 bp on next $100m
                                   25 bp on the balance
                                   Minimum account size $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                   FEE(3)
-------------------------------------------------------------------------------
Equity Value                                                  0.80%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


19


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                    FEE SCHEDULE
-------------------------------------------------------------------------------
Growth and Income Portfolio     Client # 1        0.30% on first $1 billion
                                                  0.25% on next $500 million
                                                  0.20% thereafter

                                Client # 2(4)     0.30%

                                Client # 3(4)     0.60% on first $1 billion
                                                  0.55% on next $500 million
                                                  0.50% on next $500 million
                                                  0.45% on next $500 million
                                                  0.40% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                   EFFECTIVE        LIPPER
                                   MANAGEMENT       GROUP
FUND                                  FEE           MEDIAN         RANK
-------------------------------------------------------------------------------
Growth and Income Portfolio          0.542          0.551          6/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                    LIPPER      LIPPER     LIPPER      LIPPER
                        EXPENSE    UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                  RATIO(%)(8)  MEDIAN(%)     RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Growth and Income
Portfolio               0.599        0.854       6/38       0.665       4/12

Based on this analysis, the Fund has a more favorable ranking on a total expense basis than it does on a management fee basis.


(4)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                    12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Growth and Income Portfolio                                 $4,603,123

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              ADVISER
                                                            PAYMENTS TO
FUND                                                           ABIRM
-------------------------------------------------------------------------------
Growth and Income Portfolio                                  $1,727,386

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


21


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

GROWTH AND INCOME PORTFOLIO          GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                               11/12               29/36
3 year                                5/12               16/33
5 year                                4/10                9/23
10 year                                1/8                1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                 PERIODS ENDING SEPTEMBER 30, 2005
                                      ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                      SINCE
FUND                  1 YEAR      3 YEAR      5 YEAR    10 YEAR     INCEPTION
-------------------------------------------------------------------------------
GROWTH AND INCOME
PORTFOLIO              11.40       17.98       3.77       11.66       11.38

Russell 1000
Value Index            16.69       20.48       5.76       11.52       13.05


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


23


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                      (This page left intentionally blank.)



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
GROWTH PORTFOLIO                             JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*    EXPENSE RATIO*
----------------                             ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $  903.85          $4.20              0.89%
Hypothetical (5% return before expenses)          $1,000           $1,020.38          $4.46              0.89%

CLASS B
Actual                                            $1,000           $  903.23          $5.38              1.14%
Hypothetical (5% return before expenses)          $1,000           $1,019.14          $5.71              1.14%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Google, Inc. Cl. A                               $ 11,615,440           5.0%
Legg Mason, Inc.                                   10,479,456           4.6
Genentech, Inc.                                    10,388,599           4.5
WellPoint, Inc.                                    10,253,293           4.5
Apple Computer, Inc.                                9,704,688           4.2
Schlumberger Ltd.                                   9,532,104           4.1
QUALCOMM, Inc.                                      8,586,600           3.7
The Goldman Sachs Group, Inc.                       7,828,377           3.4
Lowe's Cos., Inc.                                   7,360,181           3.2
Advanced Micro Devices, Inc.                        7,013,424           3.1
                                                 ------------         -----
                                                 $ 92,762,162          40.3%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Technology                                       $ 71,893,135          31.2%
Health Care                                        45,451,695          19.7
Finance                                            42,862,916          18.6
Consumer Services                                  32,887,815          14.3
Energy                                             11,157,303           4.8
Aerospace & Defense                                 6,685,787           2.9
Consumer Manufacturing                              5,040,242           2.2
Capital Goods                                       4,249,899           1.9
Consumer Staples                                    3,771,112           1.6
Multi-Industry Companies                            3,338,208           1.5
Basic Industry                                      1,557,515           0.7
                                                 ------------         -----
Total Investments*                                228,895,627          99.4
Cash and receivables, net of liabilities            1,464,469           0.6
                                                 ------------         -----
Net Assets                                       $230,360,096         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-99.4%
TECHNOLOGY-31.2%
COMMUNICATION EQUIPMENT-5.4%
Juniper Networks, Inc.(a)                             101,700      $  1,626,183
Motorola, Inc.                                        115,290         2,323,094
QUALCOMM, Inc.                                        214,290         8,586,600
                                                                   ------------
                                                                     12,535,877
COMPUTER HARDWARE/STORAGE-4.2%
Apple Computer, Inc.(a)                               169,900         9,704,688

COMPUTER PERIPHERALS-0.8%
Network Appliance, Inc.(a)                             53,700         1,895,610

COMPUTER SERVICES-0.9%
Cognizant Technology Solutions Corp. Cl. A(a)          20,000         1,347,400
Euronet Worldwide, Inc.(a)                             19,290           740,157
                                                                   ------------
                                                                      2,087,557
INTERNET MEDIA-6.5%
Google, Inc. Cl. A(a)                                  27,700        11,615,440
Yahoo!, Inc.(a)                                       102,100         3,369,300
                                                                   ------------
                                                                     14,984,740
SEMICONDUCTOR COMPONENTS-8.7%
Advanced Micro Devices, Inc.(a)                       287,200         7,013,424
Broadcom Corp. Cl. A(a)                               226,850         6,816,843
Marvell Technology Group Ltd.(a)                       93,300         4,135,989
NVIDIA Corp.(a)                                        95,000         2,022,550
                                                                   ------------
                                                                     19,988,806
SOFTWARE-1.8%
Autodesk, Inc.(a)                                      53,200         1,833,272
SAP AG (ADR)                                           42,400         2,226,848
                                                                   ------------
                                                                      4,060,120
MISCELLANEOUS-2.9%
Amphenol Corp. Cl. A                                  118,580         6,635,737
                                                                   ------------
                                                                     71,893,135
HEALTH CARE-19.7%
BIOTECHNOLOGY-6.8%
Affymetrix, Inc.(a)                                    41,800         1,070,080
Genentech, Inc.(a)                                    127,000        10,388,599
Gilead Sciences, Inc.(a)                               71,960         4,257,154
                                                                   ------------
                                                                     15,715,833
DRUGS-3.6%
Eli Lilly & Co.                                        41,500         2,293,705
Merck & Co., Inc.                                      78,900         2,874,327
Teva Pharmaceutical Industries Ltd. (ADR)              99,200         3,133,728
                                                                   ------------
                                                                      8,301,760
MEDICAL PRODUCTS-1.5%
Alcon, Inc.                                            34,600         3,409,830

MEDICAL SERVICES-7.8%
Caremark Rx, Inc.                                      97,010         4,837,889
UnitedHealth Group, Inc.                               65,500         2,933,090
WellPoint, Inc.(a)                                    140,900        10,253,293
                                                                   ------------
                                                                     18,024,272
                                                                   ------------
                                                                     45,451,695
FINANCE-18.6%
BANKING - MONEY CENTER-1.7%
JPMorgan Chase & Co.                                   92,400         3,880,800

BROKERAGE & MONEY MANAGEMENT-10.6%
Legg Mason, Inc.                                      105,300        10,479,456
Merrill Lynch & Co., Inc.                              33,400         2,323,304
The Charles Schwab Corp.                              146,800         2,345,864
The Goldman Sachs Group, Inc.                          52,040         7,828,377
Greenhill & Co., Inc.                                  23,600         1,433,936
                                                                   ------------
                                                                     24,410,937
INSURANCE-2.8%
American International Group, Inc.                    109,790         6,483,100

MISCELLANEOUS-3.5%
Citigroup, Inc.                                       143,700         6,932,088
State Street Corp.                                     19,900         1,155,991
                                                                   ------------
                                                                      8,088,079
                                                                   ------------
                                                                     42,862,916
CONSUMER SERVICES-14.3%
ADVERTISING-0.7%
aQuantive, Inc.(a)                                     31,400           795,362
Getty Images, Inc.(a)                                  13,000           825,630
                                                                   ------------
                                                                      1,620,992
APPAREL-1.0%
Coach, Inc.(a)                                         39,800         1,190,020
Under Armour, Inc. Cl. A(a)                            26,950         1,148,609
                                                                   ------------
                                                                      2,338,629
BROADCASTING & CABLE-1.6%
Comcast Corp. Cl. A(a)                                109,900         3,598,126

RETAIL-GENERAL MERCHANDISE-6.4%
eBay, Inc.(a)                                         114,400         3,350,776
Lowe's Cos., Inc.                                     121,315         7,360,181


3


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Coldwater Creek, Inc.(a)                               28,820      $    771,223
Dick's Sporting Goods, Inc.(a)                         21,200           839,520
Kohl's Corp.(a)                                        42,380         2,505,506
                                                                   ------------
                                                                     14,827,206
MISCELLANEOUS-4.6%
CB Richard Ellis Group, Inc. Cl. A(a)                 151,200         3,764,880
Corporate Executive Board Co.                          33,350         3,341,670
Iron Mountain, Inc.(a)                                 32,400         1,211,112
Strayer Education, Inc.                                22,500         2,185,200
                                                                   ------------
                                                                     10,502,862
                                                                   ------------
                                                                     32,887,815
ENERGY-4.8%
OIL & GAS FIELD SERVICE-4.8%
Halliburton Co.                                        21,900         1,625,199
Schlumberger Ltd.                                     146,400         9,532,104
                                                                   ------------
                                                                     11,157,303
AEROSPACE & DEFENSE-2.9%
AEROSPACE-2.4%
The Boeing Co.                                         67,720         5,546,945

DEFENSE ELECTRONICS-0.5%
L-3 Communications Holdings, Inc.                      15,100         1,138,842
                                                                   ------------
                                                                      6,685,787
CONSUMER MANUFACTURING-2.2%
BUILDING & RELATED-2.0%
NVR, Inc.(a)                                            7,450         3,659,813
Toll Brothers, lnc.(a)                                 38,400           981,888
                                                                   ------------
                                                                      4,641,701
TEXTILE PRODUCTS-0.2%
Building Materials Holding Corp.                       14,300           398,541
                                                                   ------------
                                                                      5,040,242
CAPITAL GOODS-1.9%
ELECTRICAL EQUIPMENT-0.6%
Emerson Electric Co.                                   15,900         1,332,579

MISCELLANEOUS-1.3%
United Technologies Corp.                              46,000         2,917,320
                                                                   ------------
                                                                      4,249,899
CONSUMER STAPLES-1.6%
HOUSEHOLD PRODUCTS-1.0%
The Procter & Gamble Co.                               41,900         2,329,640

RETAIL- FOOD & DRUG-0.6%
Whole Foods Market, Inc.                               22,300         1,441,472
                                                                   ------------
                                                                      3,771,112
MULTI-INDUSTRY COMPANIES-1.5%
Danaher Corp.                                          51,900         3,338,208

BASIC INDUSTRY-0.7%
CHEMICALS-0.7%
Monsanto Co.                                           18,500         1,557,515

Total Common Stocks
  (cost $186,953,730)                                               228,895,627

SHORT-TERM INVESTMENT-0.5%
TIME DEPOSIT-0.5%
The Bank of New York
  4.25%, 7/03/06
  (cost $1,166,000)                                   $ 1,166         1,166,000

TOTAL INVESTMENTS-99.9%
  (cost $188,119,730)                                               230,061,627
Other assets less liabilities-0.1%                                      298,469

NET ASSETS-100%                                                    $230,360,096


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.


4


GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $188,119,730)         $ 230,061,627
  Cash                                                                      462
  Receivable for investment securities sold                           2,084,768
  Receivable for capital stock sold                                     330,830
  Dividends and interest receivable                                     108,831
  Total assets                                                      232,586,518

LIABILITIES
  Payable for investment securities purchased                         1,813,578
  Advisory fee payable                                                  156,061
  Distribution fee payable                                               30,084
  Payable for capital stock redeemed                                     24,777
  Administrative fee payable                                             19,607
  Transfer agent fee payable                                                123
  Accrued expenses                                                      182,192
  Total liabilities                                                   2,226,422

NET ASSETS                                                        $ 230,360,096

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      12,563
  Additional paid-in capital                                        279,328,748
  Net investment loss                                                  (497,279)
  Accumulated net realized loss on investment transactions          (90,425,833)
  Net unrealized appreciation of investments                         41,941,897
                                                                  $ 230,360,096


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES        NET ASSET
CLASS                          NET ASSETS        OUTSTANDING        VALUE
-------------------------------------------------------------------------------
A                             $ 98,748,791        5,330,970         $18.52
B                             $131,611,305        7,231,577         $18.20


See Notes to Financial Statements.


5


GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11,697)            $     923,148
  Interest                                                               41,210
  Total investment income                                               964,358

EXPENSES
  Advisory fee                                                        1,039,910
  Distribution fee--Class B                                             201,903
  Transfer agency--Class A                                                  853
  Transfer agency--Class B                                                1,207
  Printing                                                               75,672
  Custodian                                                              65,395
  Administrative                                                         39,000
  Audit                                                                  20,248
  Legal                                                                   7,623
  Directors' fees                                                           672
  Miscellaneous                                                           9,154
  Total expenses                                                      1,461,637
  Net investment loss                                                  (497,279)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       19,841,761
  Net change in unrealized appreciation/depreciation of
    investments                                                     (45,656,075)
  Net loss on investment transactions                               (25,814,314)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (26,311,593)


See Notes to Financial Statements.


6


GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                  (UNAUDITED)         2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $     (497,279)  $   (1,567,900)
  Net realized gain on investment
    transactions                                    19,841,761       31,913,461
  Net change in unrealized
    appreciation/depreciation of
    investments                                    (45,656,075)         224,967
  Net increase (decrease) in net
    assets from operations                         (26,311,593)      30,570,528

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (34,458,221)     (29,684,827)
  Total increase (decrease)                        (60,769,814)         885,701

NET ASSETS
  Beginning of period                              291,129,910      290,244,209
  End of period (including net
    investment loss of ($497,279)
    and $0, respectively)                       $  230,360,096   $  291,129,910


See Notes to Financial Statements.


7


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to provide long-term growth of capital. Current income was incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.


9


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $15,527 of which $3,316 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   82,893,073   $  113,103,882
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $   48,740,160
Gross unrealized depreciation                                        (6,798,263)
Net unrealized appreciation                                      $   41,941,897

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              130,765       257,660   $   2,676,549   $   4,929,540
Shares redeemed         (829,602)   (1,731,181)    (16,766,851)    (31,847,558)
Net decrease            (698,837)   (1,473,521)  $ (14,090,302)  $ (26,918,018)

CLASS B
Shares sold              340,339     1,576,527   $   6,874,455   $  28,719,338
Shares redeemed       (1,424,605)   (1,731,169)    (27,242,374)    (31,486,147)
Net decrease          (1,084,266)     (154,642)  $ (20,367,919)  $  (2,766,809)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


11


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $  (110,096,706)(a)
Unrealized appreciation/(depreciation)                           87,427,084(b)
Total accumulated earnings/(deficit)                        $   (22,669,622)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $110,096,706 of which $10,861,885 expires in the year 2009, $84,319,349 expires in the year 2010 and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $31,870,988.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in


13


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


14


GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                  -----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   ------------------------------------------------------------------
                                    (UNAUDITED)        2005          2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ----------  ------------
Net asset value,
  beginning of period                 $20.49           $18.30       $15.95        $11.81        $16.42       $25.10

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss (a)                 (.02)            (.08)        (.07)         (.06)         (.06)        (.06)
Net realized and unrealized
  gain (loss) on investment
  transactions                         (1.95)            2.27         2.42          4.20         (4.55)       (5.47)
Net increase (decrease) in
  net asset value from
  operations                           (1.97)            2.19         2.35          4.14         (4.61)       (5.53)

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                  -0-              -0-          -0-           -0-           -0-        (.06)
Distributions from net
  realized gain on investment
  transactions                            -0-              -0-          -0-           -0-           -0-       (1.85)
Distributions in excess of net
  realized gain on investment
  transactions                            -0-              -0-          -0-           -0-           -0-       (1.23)
Return of capital                         -0-              -0-          -0-           -0-           -0-        (.01)
Total dividends and
  Distributions                           -0-              -0-          -0-           -0-           -0-       (3.15)
Net asset value, end of period        $18.52           $20.49       $18.30        $15.95        $11.81       $16.42

TOTAL RETURN
Total investment return based
  on net asset value (b)               (9.62)%          11.97%       14.73%        35.06%       (28.08)%     (23.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $98,749         $123,535     $137,345      $141,809      $121,439     $226,237
Ratio to average net assets of:
  Expenses                               .89%(c)(d)       .88%         .88%          .89%          .88%         .85%
  Net investment loss                   (.20)%(c)(d)     (.43)%       (.43)%        (.43)%        (.44)%       (.31)%
Portfolio turnover rate                   30%              49%          56%           49%           38%         104%


See footnote summary on page 16.


15


GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                  -----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   ------------------------------------------------------------------
                                    (UNAUDITED)        2005          2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ----------  ------------
Net asset value,
  beginning of period                 $20.15           $18.05       $15.76        $11.70        $16.31       $24.99

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss (a)                 (.05)            (.12)        (.11)         (.09)         (.09)        (.11)
Net realized and unrealized
  gain (loss) on investment
  transactions                         (1.90)            2.22         2.40          4.15         (4.52)       (5.44)
Net increase (decrease) in
  net asset value from
  operations                           (1.95)            2.10         2.29          4.06         (4.61)       (5.55)

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                  -0-              -0-          -0-           -0-           -0-        (.04)
Distributions from net realized
  gain on investment
  transactions                            -0-              -0-          -0-           -0-           -0-       (1.85)
Distributions in excess of
  net realized gain on
  investment transactions                 -0-              -0-          -0-           -0-           -0-       (1.23)
Return of capital                         -0-              -0-          -0-           -0-           -0-        (.01)
Total dividends and
  Distributions                           -0-              -0-          -0-           -0-           -0-       (3.13)
Net asset value, end of period        $18.20           $20.15       $18.05        $15.76        $11.70       $16.31

TOTAL RETURN
Total investment return based
  on net asset value (b)               (9.68)%          11.64%       14.53%        34.70%       (28.26)%     (23.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $131,611         $167,595     $152,899      $120,460       $71,724      $94,215
Ratio to average net assets of:
  Expenses                              1.14%(c)(d)      1.13%        1.13%         1.14%         1.13%        1.11%
  Net investment loss                   (.45)%(c)(d)     (.68)%       (.68)%        (.68)%        (.69)%       (.59)%
Portfolio turnover rate                   30%              49%          56%           49%           38%         104%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(d)  Annualized.


16


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Growth Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003, is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                         ADVISORY FEE
                     BASED ON % OF AVERAGE
CATEGORY                DAILY NET ASSETS                        FUND
-------------------------------------------------------------------------------
Growth              75 bp on 1st $2.5 billion             Growth Portfolio
                    65 bp on next $2.5 billion
                    60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                      AS A % OF AVERAGE
FUND                          AMOUNT                   DAILY NET ASSETS
-------------------------------------------------------------------------------
Growth Portfolio              $69,000                       0.02%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


17


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                     GROSS EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
Growth Portfolio           Class A  0.88%               December 31
                           Class B  1.13%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                    NET ASSETS                              EFFECTIVE ALLIANCE
                     09/30/05      ALLIANCE INSTITUTIONAL     INSTITUTIONAL
FUND                  ($MIL)            FEE SCHEDULE           ADVISORY FEE
-------------------------------------------------------------------------------
Growth Portfolio      $280.5       Growth Schedule                0.366%
                                   80 bp on 1st $25m
                                   50 bp on next $25m
                                   40 bp on next $50m
                                   30 bp on next $100m
                                   25 bp on the balance
                                   minimum account size $10m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a substantially similar investment style as the Fund:

ASSET CLASS                                                      FEE(3)
-------------------------------------------------------------------------------
Equity Growth                                                    0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the following sub-advisory relationship:

FUND                                                         FEE SCHEDULE
-------------------------------------------------------------------------------
Growth Portfolio                 Client # 1                      0.25%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                 EFFECTIVE         LIPPER
                                MANAGEMENT          GROUP
FUND                                FEE            MEDIAN            RANK
-------------------------------------------------------------------------------
Growth Portfolio                   0.750            0.750            6/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                   LIPPER      LIPPER      LIPPER       LIPPER
                      EXPENSE     UNIVERSE    UNIVERSE      GROUP        GROUP
FUND                RATIO(%)(7)   MEDIAN(%)     RANK       MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Growth Portfolio       0.884        0.858       22/39       0.888        6/13

Based on this analysis, the Fund has equally favorable rankings on management fees compared to total expenses.


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


19


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                       12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Growth Portfolio                                                $348,513

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                ADVISER
                                                              PAYMENTS TO
FUND                                                             ABIRM
-------------------------------------------------------------------------------
Growth Portfolio                                                $502,703

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

GROWTH PORTFOLIO                  GROUP               UNIVERSE
-------------------------------------------------------------------------------
1 year                             5/13                14/38
3 year                             4/12                15/36
5 year                             3/11                14/32
10 year                            3/4                 10/16


(9)  The performance rankings are for the Class A shares of the Fund.

(10)  The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


21


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                 PERIODS ENDING SEPTEMBER 30, 2005
                                      ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                       SINCE
FUND                  1 YEAR      3 YEAR      5 YEAR      10 YEAR    INCEPTION
-------------------------------------------------------------------------------
Growth Portfolio       19.89       18.67       -4.68        8.24       10.75
Russell 3000
  Growth Index         14.57       18.13       -0.72        9.54       11.20


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(12)  The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


22


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                      (This page left intentionally blank.)


                      (This page left intentionally blank.)



AllianceBernstein
Variable Products Series Fund, Inc.


Semi-Annual Report
June 30, 2006


> AllianceBernstein International Research Growth Portfolio


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernsteinR and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning           Ending
                                            Account Value     Account Value   Expenses Paid      Annualized
International Research Growth Portfolio    January 1, 2006    June 30, 2006   During Period*   Expense Ratio*
-------------------------------------------------------------------------------------------------------------
Class A
Actual                                         $1,000           $1,083.57         $6.30           1.22%
Hypothetical (5% return before
  expenses)                                    $1,000           $1,018.74         $6.11           1.22%
Class B
Actual                                         $1,000           $1,081.72         $7.59           1.47%
Hypothetical (5% return before
  expenses)                                    $1,000           $1,017.50         $7.35           1.47%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
BNP Paribas, SA                                     $2,383,149             3.1%
UBS AG                                               2,263,960             2.9
Credit Suisse Group                                  2,084,226             2.7
Nabors Industries Ltd.                               1,655,710             2.1
Rio Tinto Plc                                        1,599,640             2.1
Norsk Hydro ASA                                      1,587,354             2.1
Roche Holding AG                                     1,512,834             2.0
Novartis AG                                          1,489,313             1.9
HSBC Holdings Plc                                    1,439,747             1.9
Nomura Holdings, Inc.                                1,423,560             1.8
                                                   -----------           ------
                                                   $17,439,493            22.6%

SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

                                                                     PERCENT OF
SECTOR                                            U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                            $22,325,153            29.0%
Energy                                               8,363,857            10.9
Health Care                                          7,537,283             9.8
Technology                                           6,799,856             8.8
Consumer Services                                    5,938,427             7.7
Capital Goods                                        5,840,689             7.6
Consumer Staples                                     5,161,683             6.7
Consumer Manufacturing                               5,041,700             6.5
Basic Industry                                       4,707,370             6.1
Utilities                                            1,830,143             2.4
Aerospace & Defense                                    778,226             1.0
Multi-Industry Companies                               777,637             1.0
Transportation                                         159,406             0.2
                                                   -----------           ------
Total Investments*                                  75,261,430            97.7
Cash and receivables, net of liabilities             1,775,569             2.3
                                                   -----------           ------
Net Assets                                         $77,036,999           100.0%

* Excludes short-term investments.

  Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                     PERCENT OF
COUNTRY                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Japan                                              $13,145,012            17.1%
United Kingdom                                      11,462,615            14.9
Switzerland                                         11,281,017            14.6
France                                               9,069,158            11.8
Netherlands                                          2,761,816             3.6
Australia                                            2,750,598             3.6
Italy                                                2,299,942             3.0
Germany                                              2,184,698             2.8
Ireland                                              2,085,466             2.7
Brazil                                               1,961,072             2.5
Spain                                                1,815,623             2.4
Bermuda                                              1,655,710             2.1
Norway                                               1,587,354             2.1
Cayman Islands                                       1,328,250             1.7
Sweden                                               1,270,912             1.6
South Korea                                          1,150,257             1.5
Canada                                               1,148,107             1.5
Russia                                                 970,860             1.3
Taiwan                                                 956,667             1.2
China                                                  914,744             1.2
Other*                                               3,461,552             4.5
                                                   -----------           ------
Total Investments**                                 75,261,430            97.7
Cash and receivables, net of liabilities             1,775,569             2.3
                                                   -----------           ------
Net Assets                                         $77,036,999           100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Austria, Egypt, Greece, Hong Kong, Hungary, India, Israel, Mexico and Turkey.

** Excludes short-term investments.


3


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED
STOCKS-97.7%
FINANCE-29.0%
BANKING-
  MONEY CENTER-17.7%
Anglo Irish Bank Corp. Plc                              46,991        $729,836
Banco Bilbao Vizcaya
  Argentaria, SA                                        38,072         783,418
BNP Paribas, SA                                         24,922       2,383,149
Commerzbank AG                                          16,361         592,420
Credit Suisse Group                                     37,357       2,084,226
HSBC Holdings Plc                                       81,826       1,439,747
Kookmin Bank                                             6,510         536,373
Mitsubishi UFJ Financial
Group, Inc.                                                 93       1,303,668
Standard Chartered Plc                                  29,523         720,361
Sumitomo Mitsui Financial
  Group, Inc.                                               78         826,007
UBS AG                                                  20,682       2,263,960
                                                                   -----------
                                                                    13,663,165
BANKING-
  REGIONAL-2.7%
Allied Irish Banks Plc                                  13,317         320,054
Turkiye Is Bankasi                                      79,525         385,971
UniCredito Italiano SpA                                173,142       1,354,159
                                                                   -----------
                                                                     2,060,184
BROKERAGE & MONEY
  MANAGEMENT-3.2%
Man Group Plc                                           18,176         855,666
Nomura Holdings, Inc.                                   75,800       1,423,560
Partners Group (a)                                       2,651         172,389
                                                                   -----------
                                                                     2,451,615
INSURANCE-5.0%
ING Groep N.V.                                          30,152       1,183,694
Prudential Plc                                          80,382         908,956
QBE Insurance Group Ltd.                                77,209       1,173,798
Swiss Reinsurance                                        8,120         566,526
                                                                   -----------
                                                                     3,832,974
MISCELLANEOUS-0.4%
ORIX Corp.                                               1,300         317,215
                                                                   -----------
                                                                    22,325,153
ENERGY-10.9%
INTERNATIONAL-4.6%
ENI S.p.A                                               13,905         408,431
LUKOIL (ADR)                                             8,134         680,002
Norsk Hydro ASA                                         59,850       1,587,354
Petroleo Brasileiro, SA
  (ADR) (a)                                             10,600         846,304
                                                                   -----------
                                                                     3,522,091
OIL SERVICE-6.3%
GlobalSantaFe Corp.                                     23,000       1,328,250
Nabors Industries Ltd. (a)                              49,000       1,655,710
Petro-Canada                                            24,200       1,148,107
Schlumberger Ltd.                                       10,900         709,699
                                                                   -----------
                                                                     4,841,766
                                                                   -----------
                                                                     8,363,857
HEALTH CARE-9.8%
DRUGS-7.6%
Chugai Pharmaceutical Co.,
  Ltd.                                                  18,100         369,584
Gedeon Richter Rt                                        1,400         257,316
Novartis AG                                             27,597       1,489,313
Roche Holding AG                                         9,168       1,512,834
Sanofi-Aventis, SA                                      14,025       1,366,463
Takeda Pharmaceutical Co.,
  Ltd.                                                   7,900         491,756
Teva Pharmaceutical
  Industries Ltd. (ADR)                                 11,900         375,921
                                                                   -----------
                                                                     5,863,187
MEDICAL PRODUCTS-2.2%
Essilor International, SA                                7,637         768,151
Nobel Biocare Holding AG                                 2,385         565,321
Smith & Nephew Plc                                         296           2,272
Synthes, Inc.                                            2,810         338,352
                                                                   -----------
                                                                     1,674,096
                                                                   -----------
                                                                     7,537,283
TECHNOLOGY-8.8%
COMMUNICATION
  EQUIPMENT-0.4%
Tim Participacoes, SA (ADR)                              6,400         176,320
Vimpel-Communications
  OAO (ADR) (a)                                          3,400         155,788
                                                                   -----------
                                                                       332,108
COMMUNICATION
  SERVICES-0.2%
Comstar United Telesystems
  (GDR) (b)                                             23,288         135,070

COMPUTER HARDWARE/
  STORAGE-0.6%
NEC Corp.                                               95,000         506,681

COMPUTER
  SERVICES-1.3%
CapGemini, SA                                           17,458         995,610

INTERNET
  INFRASTRUCTURE-0.7%
Fastweb (a)                                             12,375         537,352

SEMICONDUCTOR
  CAPITAL EQUIP-0.7%
ASML Holding NV (a)                                     25,806         521,815


4


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
SEMICONDUCTOR
COMPONENTS-0.8%
  Hynix Semiconductor, Inc.
  (GDR) (a)(b)                                           1,200         $38,895
Hynix Semiconductor, Inc. (a)                           17,790         574,989
                                                                   -----------
                                                                       613,884
SOFTWARE-1.2%
SAP AG                                                   4,424         929,560

MISCELLANEOUS-2.9%
Canon, Inc.                                             21,300       1,043,899
HOYA Corp.                                              17,200         612,322
Keyence Corp.                                            2,240         571,555
                                                                   -----------
                                                                     2,227,776
                                                                   -----------
                                                                     6,799,856
CONSUMER
  SERVICES-7.7%
ADVERTISING-0.5%
WPP Group Plc                                           30,199         365,049

AIRLINES-0.9%
easyJet Plc (a)                                        102,756         733,944

BROADCASTING &
  CABLE-1.3%
Grupo Televisa S.A. (ADR)                               16,800         324,408
Societe Television Francaise 1                          20,431         665,657
                                                                   -----------
                                                                       990,065
CELLULAR
  COMMUNICATIONS-1.9%
America Movil, SA de CV
  Series L (ADR)                                        10,600         352,556
Bharti Airtel Ltd. (a)                                  22,964         184,888
Orascom Telecom Holding
  SAE (GDR)                                              4,148         169,238
Vodafone Group Plc                                     356,797         759,391
                                                                   -----------
                                                                     1,466,073
ENTERTAINMENT &
  LEISURE-1.3%
OPAP, SA                                                13,412         487,418
ProSiebenSat.1 Media AG
  pfd.                                                  20,628         514,880
                                                                   -----------
                                                                     1,002,298
RESTAURANTS &
  LODGING-0.8%
Accor, SA                                               10,078         613,101

MISCELLANEOUS-1.0%
First Choice Holidays Plc                               75,189         317,555
Li & Fung Ltd.                                         222,200         450,342
                                                                   -----------
                                                                       767,897
                                                                   -----------
                                                                     5,938,427
CAPITAL GOODS-7.6%
ELECTRICAL
  EQUIPMENT-2.8%
Atlas Copco AB Cl. A                                    38,936       1,084,238
Delta Electronics, Inc.                                148,900         422,257
Koninklijke Philips
  Electronics NV                                        11,126         346,608
Yamada Denki Co., Ltd.                                   3,500         356,598
                                                                   -----------
                                                                     2,209,701
ENGINEERING &
  CONSTRUCTION-2.8%
ABB Ltd.                                                75,584         981,384
WorleyParsons Ltd.                                      77,600       1,160,366
                                                                   -----------
                                                                     2,141,750
MACHINERY-1.4%
KOMATSU Ltd.                                            53,000       1,054,646

MISCELLANEOUS-0.6%
Nitto Denko Corp.                                        6,100         434,592
                                                                   -----------
                                                                     5,840,689
CONSUMER
  STAPLES-6.7%
BEVERAGES-1.4%
Pernod-Ricard, SA                                        2,617         518,324
SABMiller Plc                                           30,976         557,646
                                                                   -----------
                                                                     1,075,970
FOOD-1.7%
Nestle, SA                                               4,168       1,306,712

RETAIL - FOOD &
  DRUG-1.3%
Carrefour, SA                                            6,400         374,849
Tesco Plc                                               98,283         606,705
                                                                   -----------
                                                                       981,554
TOBACCO-1.3%
Altadis, SA                                              9,137         431,445
British American Tobacco Plc                            23,764         598,313
                                                                   -----------
                                                                     1,029,758
MISCELLANEOUS-1.0%
Punch Taverns Plc                                       47,509         767,689
                                                                   -----------
                                                                     5,161,683
CONSUMER
  MANUFACTURING-6.5%
AUTO & RELATED-2.5%
Honda Motor Co., Ltd.                                   21,400         679,753
Toyota Motor Corp.                                      24,700       1,290,927
                                                                   -----------
                                                                     1,970,680
BUILDING &
  RELATED-3.3%
CRH Plc                                                 31,784       1,035,576
Rinker Group Ltd.                                       34,385         416,434


5


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                   (000)   U.S. $ Value
-------------------------------------------------------------------------------
Vinci, SA                                               10,547      $1,084,600
                                                                   -----------
                                                                     2,536,610
MISCELLANEOUS-0.7%
Largan Precision Co., Ltd.                              25,000         534,410
                                                                   -----------
                                                                     5,041,700
BASIC INDUSTRY-6.1%
CHEMICALS-1.0%
Bayer AG                                                 3,217         147,838
Hitachi Chemical Co., Ltd.                              22,800         598,073
                                                                   -----------
                                                                       745,911
MINING & METALS-5.1%
China Shenhua Energy Co.,
  Ltd.                                                 493,000         914,744
Cia Vale do Rio Doce (ADR)                              45,600         938,448
Rio Tinto Plc                                           30,379       1,599,640
Xstrata Plc                                             13,363         508,627
                                                                   -----------
                                                                     3,961,459
                                                                   -----------
                                                                     4,707,370
UTILITIES-2.4%
ELECTRIC &
  GAS UTILITY-0.3%
Gaz de France                                            7,220         242,082

TELEPHONE UTILITY-2.1%
Nippon Telegraph &
  Telephone Corp.                                           67         327,133
Telefonica, SA                                          36,141         600,760
Telekom Austria AG                                      21,267         473,494
TeliaSonera AB                                          32,912         186,674
                                                                   -----------
                                                                     1,588,061
                                                                   -----------
                                                                     1,830,143
AEROSPACE &
  DEFENSE-1.0%
AEROSPACE-1.0%
BAE Systems Plc                                        105,547         721,054
European Aeronautic Defence
and Space Co. NV                                         1,993          57,172
                                                                   -----------
                                                                       778,226
MULTI-INDUSTRY
  COMPANIES-1.0%
Mitsui & Co., Ltd.                                      55,000         777,637

TRANSPORTATION-0.2%
RAILROAD-0.2%
Central Japan Railway Co.                                   16         159,406

Total Common &
  Preferred Stocks
  (cost $59,571,943)                                                75,261,430

SHORT-TERM
  INVESTMENT-1.3%
TIME DEPOSIT-1.3%
The Bank of New York
  4.25%, 7/03/06
  (cost $1,000,000)                                    $ 1,000       1,000,000
TOTAL
  INVESTMENTS-99.0%
  (cost $60,571,943)                                                76,261,430
Other assets less
  liabilities-1.0%                                                     775,569
                                                                   -----------
NET ASSETS-100%                                                    $77,036,999


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $173,965 or 0.2% of net assets.

     Glossary of Terms:
     ADR  - American Depositary Receipt
     GDR  - Global Depositary Receipt
     pfd. - Preferred Stock

     See Notes to Financial Statements.


6


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $60,571,943)           $76,261,430
  Cash                                                                   5,775
  Foreign cash, at value (cost $379,504)                               385,476
  Receivable for investment securities sold                            483,165
  Dividends and interest receivable                                    212,997
  Total assets                                                      77,348,843
LIABILITIES
  Payable for capital stock redeemed                                   109,554
  Advisory fee payable                                                  50,055
  Custodian fee payable                                                 49,629
  Payable for investment securities purchased                           33,631
  Audit fee payable                                                     19,850
  Administrative fee payable                                            19,607
  Distribution fee payable                                               2,479
  Transfer agent fee payable                                               122
  Accrued expenses                                                      26,917
  Total liabilities                                                    311,844
NET ASSETS                                                         $77,036,999
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $3,951
  Additional paid-in capital                                        60,236,177
  Undistributed net investment income                                  515,605
  Accumulated net realized gain on investment and foreign
    currency transactions                                              574,820
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     15,706,446
                                                                   $77,036,999

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                      Shares          Net Asset
Class                               Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                  $65,496,829       3,354,727          $19.52
B                                  $11,540,170         595,944          $19.36


See Notes to Financial Statements.


7


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $130,626)             $1,024,028
  Interest                                                              36,763
  Total investment income                                            1,060,791
EXPENSES
  Advisory fee                                                         305,294
  Distribution fee--Class B                                             14,428
  Transfer agency--Class A                                               1,206
  Transfer agency--Class B                                                 199
  Custodian                                                            112,481
  Administrative                                                        39,000
  Audit                                                                 20,248
  Printing                                                              19,274
  Legal                                                                  1,905
  Directors' fees                                                          649
  Miscellaneous                                                          2,310
  Total expenses                                                       516,994
  Net investment income                                                543,797
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          6,806,655
    Foreign currency transactions                                      (26,092)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (1,265,324)
    Foreign currency denominated assets and liabilities                 12,899
  Net gain on investment and foreign currency transactions           5,528,138
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $6,071,935



See Notes to Financial Statements.


8


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                 Six Months Ended   Year Ended
                                                   June 30, 2006   December 31,
                                                    (unaudited)        2005
                                                 ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $543,797        $428,199
  Net realized gain on investment and foreign
   currency transactions                             6,780,563       8,306,637
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities     (1,252,425)      3,589,230
  Net increase in net assets from operations         6,071,935      12,324,066
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (276,971)       (294,913)
    Class B                                            (27,309)        (29,392)
CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (4,309,674)     (1,826,950)
  Total increase                                     1,457,981      10,172,811
NET ASSETS
  Beginning of period                               75,579,018      65,406,207
  End of period (including undistributed net
    investment income of $515,605 and $276,088,
    respectively)                                  $77,036,999     $75,579,018


See Notes to Financial Statements.


9


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein International Research Growth Portfolio (the "Portfolio"), formerly AllianceBernstein International Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign


10


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


11


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $135,391, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                    Purchases         Sales
Investment securities (excluding U.S. government
  securities)                                      $32,037,531     $36,638,764
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $16,558,046
Gross unrealized depreciation                                         (868,559)
                                                                   -----------
Net unrealized appreciation                                        $15,689,487

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


12


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     June 30, 2006  December 31,  June 30, 2006   December 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              272,345       402,864      $5,517,833      $6,471,208
Shares issued in
  reinvestment
  of dividends            14,547        19,492         276,971         294,913
Shares redeemed         (551,843)     (624,734)    (10,781,293)    (10,035,872)
Net decrease            (264,951)     (202,378)    $(4,986,489)    $(3,269,751)

CLASS B
Shares sold              147,801       263,445      $2,934,678      $4,216,301
Shares issued in
  reinvestment
  of dividends             1,446         1,958          27,309          29,392
Shares redeemed         (115,445)     (169,734)     (2,285,172)     (2,802,892)
Net increase              33,802        95,669        $676,815      $1,442,801


13


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                        2005            2004

Distributions paid from:
  Ordinary income                                     $324,305        $156,549
Total taxable distributions                            324,305         156,549
Total distributions paid                              $324,305        $156,549

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                      $295,347
Accumulated capital and other losses                             (6,127,174)(a)
Unrealized appreciation/(depreciation)                            16,861,043(b)
                                                                 -----------
Total accumulated earnings/(deficit)                             $11,029,216

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $6,107,915 of which $4,623,526 will expire in the year 2010 and $1,484,389 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Global Equity Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $8,430,131. Net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $19,259.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein



14


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the the-


15


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


16


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


17


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            CLASS A
                                            ------------------------------------------------------------------------------
                                            Six Months
                                              Ended                          Year Ended December 31,
                                          June 30, 2006    ---------------------------------------------------------------
                                           (unaudited)         2005         2004         2003         2002         2001
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.09         $15.26       $13.01        $9.90       $11.69       $16.01

Income From Investment Operations
Net investment income (a)                        .13            .11          .08(b)       .02           -0-(b)      .03(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  1.38           2.80         2.20         3.11        (1.78)       (3.55)
Contribution from Adviser                         -0-            -0-         .01           -0-          -0-          -0-

Net increase (decrease) in net asset value
  from operations                               1.51           2.91         2.29         3.13        (1.78)       (3.52)

Less: Dividends and Distributions
Dividends from net investment income            (.08)          (.08)        (.04)        (.02)        (.01)          -0-
Distributions from net realized gain on
  investment transactions                         -0-            -0-          -0-          -0-          -0-        (.78)
Distributions in excess of net realized
  gain on investment transactions                 -0-            -0-          -0-          -0-          -0-        (.02)

Total dividends and distributions               (.08)          (.08)        (.04)        (.02)        (.01)        (.80)

Net asset value, end of period                $19.52         $18.09       $15.26       $13.01        $9.90       $11.69

Total Return
Total investment return based on
  net asset value (c)                           8.36%         19.16%       17.62%       31.59%      (15.28)%     (22.35)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $65,497        $65,496      $58,341      $53,425      $46,478      $64,036
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.22%(d)(e)    1.30%        1.33%        1.80%        1.36%         .95%
  Expenses, before waivers and
    reimbursements                              1.22%(d)(e)    1.30%        1.50%        1.80%        1.66%        1.44%
  Net investment income                         1.38%(d)(e)     .67%         .63%(b)      .22%         .04%(b)      .23%(b)
Portfolio turnover rate                           41%            93%         128%          96%          70%          56%


See footnote summary on page 19.


18


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            CLASS B
                                            ------------------------------------------------------------------------------
                                            Six Months                                                          October 26,
                                               Ended                   Year Ended December 31,                 2001(f) to
                                           June 30, 2006   --------------------------------------------------  December 31,
                                            (unaudited)        2005         2004         2003         2002         2001
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.94         $15.15       $12.93        $9.87       $11.68       $11.31

Income From Investment Operations
Net investment income (loss) (a)                 .11            .06          .05(b)      (.02)        (.03)(b)     (.02)(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  1.36           2.79         2.20         3.09        (1.78)         .39

Net increase (decrease) in net asset
  value from operations                         1.47           2.85         2.25         3.07        (1.81)         .37

Less: Dividends
Dividends from net investment income            (.05)          (.06)        (.03)        (.01)          -0-          -0-

Net asset value, end of period                $19.36         $17.94       $15.15       $12.93        $9.87       $11.68

Total Return
Total investment return based on
  net asset value (c)                           8.17%         18.85%       17.41%       31.11%      (15.50)%       3.27%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $11,540        $10,083       $7,065       $2,766         $467         $413
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.47%(d)(e)    1.56%        1.56%        2.05%        1.63%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.47%(d)(e)    1.56%        1.73%        2.05%        1.92%        2.26%(e)
  Net investment income (loss)                  1.17%(d)(e)     .39%         .35%(b)     (.17)%       (.25)%(b)    (.88)%(b)(e)
Portfolio turnover rate                           41%            93%         128%          96%          70%          56%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.

(f)  Commencement of distribution.


19


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Research Growth Portfolio (the "Fund")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2.  Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from supplying such services.

  5.  Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                               Advisory Fee
                           Based on % of Average
Category                      Daily Net Assets                 Fund
-------------------------------------------------------------------------------
International              75 bp on 1st $2.5 billion     International Research
                           65 bp on next $2.5 billion    Growth Portfolio
                           60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                               As a % of average
Fund                                            Amount          daily net assets
-------------------------------------------------------------------------------
International Research Growth Portfolio        $69,000               0.12%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein International Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


20


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

Fund                                     Gross Expense Ratio        Fiscal Year
-------------------------------------------------------------------------------
International Research Growth Portfolio     Class A  1.50%          December 31
                                            Class B  1.73%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

Fund                    Net Assets                            Effective Alliance
                         09/30/05   Alliance Institutional       Institutional
                          ($MIL)         Fee Schedule            Advisory Fee
-------------------------------------------------------------------------------
International Research     $71.3   International Large Cap          0.640%
Growth Portfolio                   Growth Schedule
                                   80 bp on 1st $25m
                                   60 bp on next $25m
                                   50 bp on next $50m
                                   40 bp on the balance
                                   Minimum account size $25m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The Sanford C. Bernstein International Portfolio, whose investment style is similar to the Fund, has the following advisory fee schedule in place:

Fund                            SCB Portfolio               Fee Schedule
-------------------------------------------------------------------------------
International Research   SCB International Portfolio  0.925% on first $1 billion
Growth Portfolio                                      0.85% on next $3 billion
                                                      0.80% on next $2 billion
                                                      0.75% on next $2 billion
                                                      0.65% on the balance


21


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                       ACITM Mutual Fund(4)           Fee
-------------------------------------------------------------------------------
International Research               International Blend (Sumitomo)(5)    0.30%
Growth Portfolio

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                                                  Fee Schedule
-------------------------------------------------------------------------------
International Research        Client # 1(6)  0.60% on the first $1 billion
Growth Portfolio                             0.55% on the next $500 million
                                             0.50% on the next $500 million
                                             0.45% on the next $500 million
                                             0.40% on the balance

                              Client # 2     0.50% on the first $50 million
                                             0.40% on the balance

                              Client # 3     0.50%

                              Client # 4     0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                 Effective            Lipper
                                Management            Group
Fund                                Fee               Median              Rank
-------------------------------------------------------------------------------
International Research             0.750               0.992              1/10
Growth Portfolio


(4)  The name in parenthesis is the distributor of the fund.

(5)  The ACITM fund is not a retail fund.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


22


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                      Lipper              Lipper               Lipper              Lipper
                                 Expense            Universe             Universe              Group               Group
Fund                           Ratio (%)(10)        Median (%)             Rank              Median (%)             Rank
-------------------------------------------------------------------------------------------------------------------------
International Research             1.327               1.108               17/21               1.237                8/10
Growth Portfolio


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

Fund                                                         12b-1 Fee Received
-------------------------------------------------------------------------------
International Research Growth Portfolio                            $12,389


(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.


23


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                       Adviser
                                                                     Payments to
Fund                                                                    ABIRM
-------------------------------------------------------------------------------
International Research Growth Portfolio                                $13,316

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(11) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(11) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


24


                               AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the period ended September 30, 2005.

International Research Growth Portfolio                  Group        Universe
-------------------------------------------------------------------------------
1 year                                                    2/10            4/21
3 year                                                    3/10            6/21
5 year                                                    4/10            6/19
10 year                                                    5/6             6/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                                              Periods Ending September 30, 2005
                                                                  Annualized Performance
--------------------------------------------------------------------------------------------------------------------
Fund                                         1 Year         3 Year         5 Year         10 Year   Since Inception
-------------------------------------------------------------------------------------------------------------------
International Research Growth Portfolio      29.23          25.25          1.39           5.40           6.80
MSCI EAFE Index (Net)                        25.79          24.61          3.16           5.83           8.08

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(15)  The performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


25



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
LARGE CAP GROWTH PORTFOLIO                   JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
---------------------------                  ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $  922.94          $3.96              0.83%
Hypothetical (5% return before expenses)          $1,000           $1,020.68          $4.16              0.83%

CLASS B
Actual                                            $1,000           $  921.66          $5.15              1.08%
Hypothetical (5% return before expenses)          $1,000           $1,019.44          $5.41              1.08%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Google, Inc. Cl. A                               $ 48,969,357           5.1%
WellPoint, Inc.                                    48,770,454           5.0
Halliburton Co.                                    43,795,032           4.5
Apple Computer, Inc.                               43,188,432           4.5
The Procter & Gamble Co.                           38,347,320           4.0
The Boeing Co.                                     37,834,229           3.9
Genentech, Inc.                                    37,137,200           3.8
Yahoo!, Inc.                                       31,478,700           3.2
QUALCOMM, Inc.                                     30,966,096           3.2
Corning, Inc.                                      28,469,211           2.9
                                                 ------------         -----
                                                 $388,956,031          40.1%
SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Technology                                       $267,754,879          27.6%
Health Care                                       225,082,410          23.2
Finance                                           162,593,407          16.8
Consumer Services                                  93,865,423           9.7
Energy                                             92,843,128           9.6
Consumer Staples                                   51,218,428           5.3
Aerospace & Defense                                45,041,459           4.6
Capital Goods                                      11,378,629           1.2
Multi-Industry Companies                            6,148,406           0.6
Transportation                                      5,170,296           0.5
                                                 ------------         -----
Total Investments*                                961,096,465          99.1
Cash and receivables, net of liabilities            8,545,244           0.9
                                                 ------------         -----
Net Assets                                       $969,641,709         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-99.1%
TECHNOLOGY-27.6%
COMMUNICATION EQUIPMENT-7.3%
Corning, Inc. (a)                                   1,176,900      $ 28,469,211
Juniper Networks, Inc. (a)                            736,900        11,783,031
QUALCOMM, Inc.                                        772,800        30,966,096
                                                                   ------------
                                                                     71,218,338
COMPUTER HARDWARE/STORAGE-4.5%
Apple Computer, Inc. (a)                              756,100        43,188,432

COMPUTER PERIPHERALS-1.8%
Network Appliance, Inc. (a)                           508,900        17,964,170

INTERNET MEDIA-8.3%
Google, Inc. Cl. A (a)                                116,780        48,969,357
Yahoo!, Inc. (a)                                      953,900        31,478,700
                                                                   ------------
                                                                     80,448,057
SEMICONDUCTOR COMPONENTS-5.7%
Advanced Micro Devices, Inc. (a)                      970,800        23,706,936
Broadcom Corp. Cl. A (a)                              925,450        27,809,772
NVIDIA Corp. (a)                                      160,600         3,419,174
                                                                   ------------
                                                                     54,935,882
                                                                   ------------
                                                                    267,754,879
HEALTH CARE-23.2%
BIOTECHNOLOGY-7.9%
Amgen, Inc. (a)                                        51,600         3,365,868
Genentech, Inc. (a)                                   454,000        37,137,200
Gilead Sciences, Inc. (a)                             331,350        19,602,666
Monsanto Co.                                          193,300        16,273,927
                                                                   ------------
                                                                     76,379,661
DRUGS-2.7%
Teva Pharmaceutical Industries Ltd. (ADR)             828,400        26,169,156

MEDICAL PRODUCTS-2.8%
Alcon, Inc.                                           275,200        27,120,960

MEDICAL SERVICES-9.8%
Caremark Rx, Inc.                                     472,700        23,573,549
Medco Health Solutions, Inc. (a)                      113,400         6,495,552
UnitedHealth Group, Inc.                              370,100        16,573,078
WellPoint, Inc. (a)                                   670,200        48,770,454
                                                                   ------------
                                                                     95,412,633
                                                                   ------------
                                                                    225,082,410
FINANCE-16.8%
BANKING-MONEY CENTER-4.2%
JPMorgan Chase & Co.                                  492,400        20,680,800
UBS AG                                                184,600        20,250,620
                                                                   ------------
                                                                     40,931,420
BANKING-REGIONAL-0.8%
Northern Trust Corp.                                  132,700         7,338,310

BROKERAGE & MONEY MANAGEMENT-8.3%
Franklin Resources, Inc.                              241,000        20,921,210
Legg Mason, Inc.                                      264,690        26,341,948
Merrill Lynch & Co., Inc.                             230,500        16,033,580
The Goldman Sachs Group, Inc.                         116,950        17,592,789
                                                                   ------------
                                                                     80,889,527
INSURANCE-2.2%
American International Group, Inc.                    355,692        21,003,613

MISCELLANEOUS-1.3%
NASDAQ Stock Market, Inc. (a)                         202,510         6,055,049
NYSE Group, Inc. (a)                                   93,100         6,375,488
                                                                   ------------
                                                                     12,430,537
                                                                   ------------
                                                                    162,593,407
CONSUMER SERVICES-9.7%
CELLULAR COMMUNICATIONS-1.1%
America Movil, SA de CV (ADR)                         335,300        11,152,078

RESTAURANTS & LODGING-3.6%
Hilton Hotels Corp.                                   243,000         6,872,040
Las Vegas Sands Corp. (a)                             111,800         8,704,748
McDonald's Corp.                                      400,700        13,463,520
Starwood Hotels & Resorts Worldwide, Inc.              89,800         5,418,532
                                                                   ------------
                                                                     34,458,840
RETAIL-GENERAL MERCHANDISE-5.0%
eBay, Inc. (a)                                        435,600        12,758,724
Lowe's Cos., Inc.                                     306,600        18,601,422
Target Corp.                                          345,700        16,894,359
                                                                   ------------
                                                                     48,254,505
                                                                   ------------
                                                                     93,865,423


3


LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
ENERGY-9.6%
OIL SERVICE-9.6%
Baker Hughes, Inc.                                    102,000      $  8,348,700
GlobalSantaFe Corp.                                   213,100        12,306,525
Halliburton Co.                                       590,150        43,795,032
Nabors Industries Ltd. (a)                            612,900        20,709,891
Schlumberger Ltd.                                     118,000         7,682,980
                                                                   ------------
                                                                     92,843,128
CONSUMER STAPLES-5.3%
HOUSEHOLD PRODUCTS-4.0%
The Procter & Gamble Co.                              689,700        38,347,320

RETAIL-FOOD & DRUG-1.3%
Walgreen Co.                                          153,700         6,891,908
Whole Foods Market, Inc.                               92,500         5,979,200
                                                                   ------------
                                                                     12,871,108
                                                                   ------------
                                                                     51,218,428
AEROSPACE & DEFENSE-4.6%
AEROSPACE-4.6%
The Boeing Co.                                        461,900        37,834,229
Rockwell Collins, Inc.                                129,000         7,207,230
                                                                   ------------
                                                                     45,041,459
CAPITAL GOODS-1.2%
ELECTRICAL EQUIPMENT-0.7%
Emerson Electric Co.                                   80,300         6,729,943

MISCELLANEOUS-0.5%
United Technologies Corp.                              73,300         4,648,686
                                                                   ------------
                                                                     11,378,629
MULTI-INDUSTRY COMPANIES-0.6%
Textron, Inc.                                          66,700         6,148,406

TRANSPORTATION-0.5%
RAILROAD-0.5%
CSX Corp.                                              73,400         5,170,296

Total Common Stocks
  (cost $841,772,117)                                               961,096,465

SHORT-TERM INVESTMENT-0.1%
TIME DEPOSIT-0.1%
The Bank of New York
  4.25%, 7/03/06
  (cost $654,000)                                       $ 654           654,000

TOTAL INVESTMENTS-99.2%
  (cost $842,426,117)                                               961,750,465
Other assets less liabilities-0.8%                                    7,891,244

NET ASSETS-100%                                                    $969,641,709


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.


4


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $842,426,117)        $  961,750,465
  Cash                                                                  357,451
  Receivable for investment securities sold                          12,136,282
  Receivable for capital stock sold                                   1,196,147
  Dividends and interest receivable                                     414,168
  Total assets                                                      975,854,513

LIABILITIES
  Payable for capital stock redeemed                                  2,847,857
  Payable for investment securities purchased                         2,353,559
  Advisory fee payable                                                  638,419
  Distribution fee payable                                              100,990
  Administrative fee payable                                             19,607
  Transfer agent fee payable                                                 95
  Accrued expenses                                                      252,277
  Total liabilities                                                   6,212,804

NET ASSETS                                                       $  969,641,709

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       39,262
  Additional paid-in capital                                      1,432,638,275
  Net investment loss                                                (1,740,319)
  Accumulated net realized loss on investment transactions         (580,619,857)
  Net unrealized appreciation of investments                        119,324,348
                                                                 $  969,641,709


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                     SHARES         NET ASSET
CLASS                          NET ASSETS         OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                             $507,390,094         20,370,551         $24.91
B                             $462,251,615         18,891,305         $24.47


See Notes to Financial Statements.


5


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $147,094)        $   3,825,469
  Interest                                                            77,864
  Total investment income                                          3,903,333

EXPENSES
  Advisory fee                                                     4,349,328
  Distribution fee--Class B                                          720,986
  Transfer agency--Class A                                             2,848
  Transfer agency--Class B                                             2,771
  Printing                                                           319,617
  Custodian                                                          115,871
  Administrative                                                      39,000
  Legal                                                               32,357
  Audit                                                               20,247
  Directors' fees                                                      2,279
  Miscellaneous                                                       38,348
  Total expenses                                                   5,643,652
  Net investment loss                                             (1,740,319)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                   131,234,699(a)
  Net change in unrealized appreciation/depreciation of
    Investments                                                 (212,727,076)
  Net loss on investment transactions                            (81,492,377)

NET DECREASE IN NET ASSETS FROM OPERATIONS                     $ (83,232,696)


(a) On May 1, 2006, the Portfolio had a redemption-in-kind with total proceeds in the amount of $95,697,241. The gain on investments of $18,767,732 will not be realized for tax purposes.

     See Notes to Financial Statements.


6


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                  (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $   (1,740,319)  $   (4,678,989)
  Net realized gain on investment
    transactions                                   131,234,699      104,348,252
  Net change in unrealized
    appreciation/depreciation of
    investments                                   (212,727,076)      60,172,521
  Net increase (decrease) in net assets
    from operations                                (83,232,696)     159,841,784

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (190,558,112)    (176,003,150)
  Total decrease                                  (273,790,808)     (16,161,366)

NET ASSETS
  Beginning of period                            1,243,432,517    1,259,593,883
  End of period (including net
    investment loss of ($1,740,319)
    and $0, respectively)                       $  969,641,709   $1,243,432,517


See Notes to Financial Statements.


7


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.


9


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $731,337, of which $12,172 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities (excluding U.S.
  government securities)                        $  484,804,570   $  662,741,611
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  142,241,763
Gross unrealized depreciation                                       (22,917,415)
Net unrealized appreciation                                      $  119,324,348


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              374,252     1,512,339   $  10,167,082   $  38,903,047
Shares redeemed       (2,937,845)   (6,589,775)    (78,271,077)   (156,255,897)
Net decrease          (2,563,593)   (5,077,436)  $ (68,103,995)  $(117,352,850)

CLASS B
Shares sold            1,265,111     2,569,510   $  33,642,740   $  61,795,376
Shares redeemed       (5,896,662)   (5,144,396)   (156,096,857)   (120,445,676)
Net decrease          (4,631,551)   (2,574,886)  $(122,454,117)  $ (58,650,300)


11


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (705,400,004)(a)
Unrealized appreciation/(depreciation)                          325,596,872(b)
Total accumulated earnings/(deficit)                         $ (379,803,132)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $705,400,004 of which $60,068,417 will expire in the year 2009, $478,225,244 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $102,165,650.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in


13


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


14


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                 $26.99           $23.44       $21.58        $17.45        $25.16       $32.05

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss (a)                 (.02)            (.07)        (.03)(b)      (.05)(b)      (.08)        (.06)
Net realized and unrealized
  gain (loss) on investment
  transactions                         (2.06)            3.62         1.89          4.18         (7.63)       (5.31)
Net increase (decrease) in
  net asset value from
  operations                           (2.08)            3.55         1.86          4.13         (7.71)       (5.37)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  transactions                            -0-              -0-          -0-           -0-           -0-       (1.38)
Distributions in excess of
  net realized gain on
  investment transactions                 -0-              -0-          -0-           -0-           -0-        (.14)
Total distributions                       -0-              -0-          -0-           -0-           -0-       (1.52)
Net asset value, end of period        $24.91           $26.99       $23.44        $21.58        $17.45       $25.16

TOTAL RETURN
Total investment return based
  on net asset value (c)               (7.71)%          15.15%        8.62%        23.67%       (30.64)%     (17.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $507,390         $618,980     $656,544      $917,935      $869,130   $1,586,575
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       .83%(d)(e)       .81%         .81%         1.04%         1.05%        1.04%
  Expenses, before waivers and
    reimbursements                       .83%(d)(e)       .81%         .98%         1.05%         1.05%        1.04%
  Net investment loss                   (.16)%(d)(e)     (.28)%       (.13)%(b)     (.24)%(b)     (.41)%       (.21)%
Portfolio turnover rate                   42%              54%          73%           79%          109%          49%


See footnote summary on page 16.


15


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS B
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                 $26.55           $23.11       $21.33        $17.29        $25.00       $31.93

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss (a)                 (.06)            (.12)        (.08)(b)      (.09)(b)      (.13)        (.12)
Net realized and unrealized
  gain (loss) on investment
  transactions                         (2.02)            3.56         1.86          4.13         (7.58)       (5.29)
Net increase (decrease) in
  net asset value from
  operations                           (2.08)            3.44         1.78          4.04         (7.71)       (5.41)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  transactions                            -0-              -0-          -0-           -0-           -0-       (1.38)
Distributions in excess of
  net realized gain on
  investment transactions                 -0-              -0-          -0-           -0-           -0-        (.14)
Total distributions                       -0-              -0-          -0-           -0-           -0-       (1.52)
Net asset value, end of period        $24.47           $26.55       $23.11        $21.33        $17.29       $25.00

TOTAL RETURN
Total investment return based
  on net asset value (c)               (7.83)%          14.89%        8.34%        23.37%       (30.84)%     (17.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $462,252         $624,453     $603,050      $693,764      $493,937     $572,266
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                      1.08%(d)(e)      1.06%        1.06%         1.29%         1.31%        1.29%
  Expenses, before waivers and
    reimbursements                      1.08%(d)(e)      1.06%        1.24%         1.30%         1.31%        1.29%
  Net investment loss                   (.41)%(d)(e)     (.53)%       (.38)%(b)     (.49)%(b)     (.64)%       (.47)%
Portfolio turnover rate                   42%              54%          73%           79%          109%          49%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.


16


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Large Cap Growth Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                        ADVISORY FEE
                   BASED ON % OF AVERAGE
CATEGORY             DAILY NET ASSETS                         FUND
-------------------------------------------------------------------------------
Growth           75 bp on 1st $2.5 billion         Large Cap Growth Portfolio
                 65 bp on next $2.5 billion
                 60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                           AS A % OF AVERAGE
FUND                                    AMOUNT              DAILY NET ASSETS
-------------------------------------------------------------------------------
Large Cap Growth Portfolio              $69,000                   0.01%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


17


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                 GROSS EXPENSE RATIO        FISCAL YEAR
-------------------------------------------------------------------------------
Large Cap Growth Portfolio              Class A  0.98%          December 31
                                        Class B  1.24%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                                                                   EFFECTIVE
                        NET ASSETS                                  ALLIANCE
                         09/30/05      ALLIANCE INSTITUTIONAL    INSTITUTIONAL
FUND                      ($MIL)            FEE SCHEDULE          ADVISORY FEE
-------------------------------------------------------------------------------
Large Cap Growth        $1,164.6      Large Cap Growth Schedule      0.278%
  Portfolio                           80 bp on 1st $25m
                                      50 bp on next $25m
                                      40 bp on next $50m
                                      30 bp on next $100m
                                      25 bp on the balance
                                      Minimum account size $10 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                    FEE(3)
-------------------------------------------------------------------------------
Equity Growth                                                  0.80%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                     ACITM MUTUAL FUND(4)                        FEE
-------------------------------------------------------------------------------
Large Cap Growth         Alliance American Premier Growth           0.95%
  Portfolio              (Sakura/Mitsui/Fuji Bank/Nikko)

                         Alliance American Premier Growth           0.70%
                         Institutional (Nomura)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                                    FEE SCHEDULE
-------------------------------------------------------------------------------
Large Cap Growth Portfolio     Client #1        0.40%

                               Client #2        0.60% on first $500 million
                                                0.50% thereafter

                               Client #3(5)     0.60% on first $1 billion
                                                0.55% on the next $500 million
                                                0.50% on the next $500 million
                                                0.45% on the next $500 million
                                                0.40% thereafter

                               Client #4        0.35% on first $50 million
                                                0.30% on next $100 million
                                                0.25% thereafter

                               Client #5        0.40% on first $300 million
                                                0.37% on next $300 million
                                                0.35% on next $300 million
                                                0.32% on next $600 million
                                                0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers.


(4)  The name in parenthesis is the distributor of the fund.

(5)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


19


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                  EFFECTIVE        LIPPER
                                  MANAGEMENT       GROUP
FUND                                 FEE           MEDIAN          RANK
-------------------------------------------------------------------------------
Large Cap Growth Portfolio          0.750           0.640          9/13

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe(8). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                     LIPPER      LIPPER     LIPPER      LIPPER
                        EXPENSE     UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                  RATIO(%)(9)   MEDIAN(%)     RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Large Cap Growth
  Portfolio              0.803       0.850       23/65       0.690       8/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(6) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(7) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recent fiscal year end Class A share total expense ratio.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                      12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Large Cap Growth Portfolio                                    $1,554,412

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                 ADVISER
                                                               PAYMENTS TO
FUND                                                              ABIRM
-------------------------------------------------------------------------------
Large Cap Growth Portfolio                                       $806,265

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(10) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(10) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


21


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the period ended September 30, 2005.

LARGE CAP GROWTH PORTFOLIO              GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                  5/13                11/65
3 year                                  10/13               37/64
5 year                                  6/11                27/52
10 year                                 3/11                 6/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(14) versus its benchmark(15).

                                      PERIODS ENDING SEPTEMBER 30, 2005
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                           1 YEAR    3 YEAR    5 YEAR   10 YEAR   INCEPTION
-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO     18.88     14.14     -6.47     8.48      11.06
Russell 1000 Growth Index      11.60     14.74     -8.64     6.89       8.68

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(11)  The performance rankings are for the Class A shares of the Fund.

(12)  The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(14)  The performance returns are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


22


                      (This page left intentionally blank.)



                      (This page left intentionally blank.)



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT


JUNE 30, 2006


>    ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING           ENDING
SMALL CAP GROWTH            ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID       ANNUALIZED
PORTFOLIO                  JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*     EXPENSE RATIO*
----------------------     ---------------     -------------     --------------     --------------
CLASS A
Actual                         $ 1,000          $ 1,048.94          $ 5.84              1.15%
Hypothetical (5%
   return before
   expenses)                   $ 1,000          $ 1,019.09          $ 5.76              1.15%
CLASS B
Actual                         $ 1,000          $ 1,047.97          $ 7.11              1.40%
Hypothetical (5%
   return before
   expenses)                   $ 1,000          $ 1,017.85          $ 7.00              1.40%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Euronet Worldwide, Inc.                          $ 1,369,810           1.8%
Integrated Device Technologies, Inc.               1,348,518           1.8
Strayer Education, Inc.                            1,330,544           1.8
Psychiatric Solutions, Inc.                        1,315,494           1.8
Bright Horizons Family Solutions, Inc.             1,258,846           1.7
WellCare Health Plans, Inc.                        1,239,444           1.7
Huron Consulting Group, Inc.                       1,201,727           1.6
Orient-Express Hotels Ltd. Cl. A                   1,196,272           1.6
Chemed Corp.                                       1,194,207           1.6
Life Time Fitness, Inc.                            1,189,139           1.6
                                                 -----------        ------
                                                 $12,644,001          17.0%


SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)
_______________________________________________________________________________


                                                                   PERCENT OF
SECTOR                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Consumer Services                                $19,484,197          26.2%
Technology                                        16,917,573          22.8
Health Care                                       10,910,252          14.7
Energy                                             7,959,548          10.7
Finance                                            5,667,355           7.6
Capital Goods                                      5,017,282           6.8
Basic Industry                                     2,862,527           3.9
Transportation                                     1,907,674           2.6
Multi-Industry Companies                           1,194,207           1.6
Consumer Staples                                     610,511           0.8
Total Investments*                                72,531,126          97.7
Cash and receivables, net of liabilities           1,758,116           2.3
Net Assets                                       $74,289,242         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.7%
CONSUMER SERVICES-26.2%
ADVERTISING-1.5%
Digitas, Inc. (a)                                94,300      $ 1,095,766

APPAREL-1.9%
Carter's, Inc. (a)                               37,000          977,910
Under Armour, Inc. Cl. A (a)                     11,100          473,082
                                                             ------------
                                                               1,450,992

BROADCASTING & CABLE-1.3%
Entravision Communications Corp. Cl. A (a)      109,000          934,130

ENTERTAINMENT/ LEISURE-1.3%
Audible, Inc. (a)                                46,200          419,958
THQ, Inc. (a)                                    25,650          554,040
                                                             ------------
                                                                 973,998

PRINTING & PUBLISHING-1.5%
VistaPrint Ltd. (a)                              40,900        1,093,666

RESTAURANT & LODGING-1.6%
Orient-Express Hotels Ltd. Cl. A                 30,800        1,196,272

RETAIL-GENERAL MERCHANDISE-2.8%
Coldwater Creek, Inc. (a)                        31,950          854,982
MarineMax, Inc. (a)                              27,300          716,079
Select Comfort Corp. (a)                         24,000          551,280
                                                             ------------
                                                               2,122,341

MISCELLANEOUS-14.3%
Administaff, Inc.                                25,500          913,155
American Reprographics Co. (a)                   29,200        1,058,500
Bright Horizons Family Solutions, Inc. (a)       33,400        1,258,846
Huron Consulting Group, Inc. (a)                 34,247        1,201,727
Laureate Education, Inc. (a)                     10,420          444,205
Life Time Fitness, Inc. (a)                      25,700        1,189,139
LoopNet Inc. (a)                                 15,500          288,455
MSC Industrial Direct Co., Inc. Cl. A            20,700          984,699
Nutri/System, Inc.(a)                            15,000          931,950
Resources Connection, Inc. (a)                   40,600        1,015,812
Strayer Education, Inc.                          13,700        1,330,544
                                                             ------------
                                                              10,617,032
                                                             ------------
                                                              19,484,197

TECHNOLOGY-22.8%
COMMUNICATION EQUIPMENT-4.4%
Atheros Communications, Inc. (a)                 19,100          362,136
Exar Corp. (a)                                   40,700          540,089
Oplink Communications, Inc. (a)                  42,600          780,006
Redback Networks, Inc. (a)                       27,400          502,516
Witness Systems, Inc. (a)                        52,000        1,048,840
                                                             ------------
                                                               3,233,587

COMMUNICATION SERVICES-0.9%
NTELOS Holdings Corp. (a)                        43,100          622,795

COMPUTER SERVICES-2.5%
Euronet Worldwide, Inc. (a)                      35,700        1,369,810
Global Cash Access, Inc. (a)                     32,400          506,412
                                                             ------------
                                                               1,876,222

SEMICONDUCTOR COMPONENTS-6.9%
Entegris, Inc. (a)                               68,800          655,664
Integrated Device Technologies, Inc. (a)         95,100        1,348,518
Micrel, Inc. (a)                                 90,600          906,906
Microsemi Corp. (a)                              30,300          738,714
ON Semiconductor Corp. (a)                      120,600          709,128
Semtech Corp. (a)                                33,900          489,855
Vimicro International Corp. (ADR) (a)            22,600          284,986
                                                             ------------
                                                               5,133,771

SOFTWARE-5.0%
DealerTrack Holdings, Inc. (a)                   35,400          782,694
FileNET Corp. (a)                                40,000        1,077,200
Informatica Corp. (a)                            83,000        1,092,280
Quest Software, Inc. (a)                         55,000          772,200
                                                             ------------
                                                               3,724,374

MISCELLANEOUS-3.1%
Electronics for Imaging, Inc. (a)                53,900        1,125,432
Micros Systems, Inc. (a)                          3,500          152,880
VeriFone Holdings, Inc. (a)                      34,400        1,048,512
                                                             ------------
                                                               2,326,824
                                                             ------------
                                                              16,917,573

HEALTH CARE-14.7%
BIOTECHNOLOGY-4.7%
BioMarin Pharmaceuticals, Inc. (a)               15,900          228,483
Coley Pharmaceutical Group, Inc. (a)              7,000           80,850
Cubist Pharmaceuticals, Inc. (a)                 25,000          629,500
Meridian Bioscience, Inc.                        27,500          686,125
Nektar Therapeutics (a)                          15,700          287,938


3


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Neopharm, Inc. (a)                               20,900      $   111,397
PDL BioPharma, Inc. (a)                          19,500          358,995
Renovis, Inc. (a)                                10,800          165,348
Senomyx, Inc. (a)                                44,900          647,907
Telik, Inc. (a)                                   8,000          132,000
Zymogenetics, Inc. (a)                            9,300          176,421
                                                             ------------
                                                               3,504,964

MEDICAL PRODUCTS-4.0%
Abaxis, Inc. (a)                                 44,400          993,228
ArthroCare Corp. (a)                             21,500          903,215
DexCom Inc. (a)                                  28,000          380,240
OraSure Technologies, Inc. (a)                   13,600          129,472
Ventana Medical Systems, Inc. (a)                12,300          580,314
                                                             ------------
                                                               2,986,469

MEDICAL SERVICES-6.0%
Psychiatric Solutions, Inc. (a)                  45,900        1,315,494
Stericycle, Inc. (a)                             15,290          995,379
United Surgical Partners
   International, Inc. (a)                       23,600          709,652
Visicu, Inc. (a)                                  9,000          158,850
WellCare Health Plans, Inc. (a)                  25,269        1,239,444
                                                             ------------
                                                               4,418,819
                                                             ------------
                                                              10,910,252

ENERGY-10.7%
OIL SERVICE-8.3%
CARBO Ceramics, Inc.                             13,000          638,690
Core Laboratories NV (a)                         16,384        1,000,079
Dril-Quip, Inc. (a)                              11,200          923,328
FMC Technologies, Inc. (a)                       11,500          775,790
Helmerich & Payne, Inc.                           6,100          367,586
Hydril (a)                                       10,200          800,904
Superior Well Services, Inc. (a)                 13,800          343,620
Tesco Corp. (a)                                  21,900          453,768
W-H Energy Services, Inc. (a)                    16,900          859,027
                                                             ------------
                                                               6,162,792

MISCELLANEOUS-2.4%
Bill Barrett Corp. (a)                           23,600          698,796
EXCO Resources, Inc. (a)                         34,300          391,020
Range Resources Corp.                            26,000          706,940
                                                             ------------
                                                               1,796,756
                                                             ------------
                                                               7,959,548

FINANCE-7.6%
BANKING - REGIONAL-1.2%
Capitol Bancorp Ltd.                              3,700          144,115
Community Bancorp (a)                            13,000          404,040
First Republic Bank-
   San Francisco CA                               7,200          329,760
                                                             ------------
                                                                 877,915

BROKERAGE & MONEY MANAGEMENT-3.3%
Affiliated Managers Group, Inc.(a)                8,700          755,943
Greenhill & Co., Inc.                            15,200          923,552
optionsXpress Holdings, Inc.                     33,700          785,547
                                                             ------------
                                                               2,465,042

INSURANCE-0.7%
Primus Guaranty Ltd. (a)                         44,630          495,393

MISCELLANEOUS-2.4%
Clayton Holdings, Inc. (a)                       26,020          339,561
GFI Group, Inc. (a)                              12,000          647,400
Morningstar, Inc. (a)                            20,300          842,044
                                                             ------------
                                                               1,829,005
                                                             ------------
                                                               5,667,355

CAPITAL GOODS-6.8%
ELECTRICAL EQUIPMENT-1.2%
Essex Corp. (a)                                  46,700          860,214

MACHINERY-3.4%
Actuant Corp. Cl. A                               6,700          334,665
Astec Industries, Inc. (a)                       27,300          931,476
Bucyrus International, Inc. Cl. A                15,500          782,750
Oshkosh Truck Corp.                               9,600          456,192
                                                             ------------
                                                               2,505,083

POLLUTION CONTROL-0.1%
Basin Water, Inc. (a)                             5,300           53,106

MISCELLANEOUS-2.1%
IDEX Corp.                                       18,370          867,064
Simpson Manufacturing Co., Inc.                  20,300          731,815
                                                             ------------
                                                               1,598,879
                                                             ------------
                                                               5,017,282

BASIC INDUSTRY-3.9%
CHEMICALS-1.4%
Hexcel Corp. (a)                                 65,800        1,033,718

MISCELLANEOUS-2.5%
Knoll, Inc.                                      57,900        1,063,044
US Concrete, Inc. (a)                            69,300          765,765
                                                             ------------
                                                               1,828,809
                                                             ------------
                                                               2,862,527

TRANSPORTATION-2.6%
AIR FREIGHT-1.0%
UTI Worldwide, Inc.                              28,800          726,624


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________



COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SHIPPING-1.6%
Kirby Corp. (a)                                  29,900      $ 1,181,050
                                                             ------------
                                                               1,907,674

MULTI-INDUSTRY COMPANIES-1.6%
Chemed Corp.                                     21,900        1,194,207

CONSUMER STAPLES-0.8%
FOOD-0.8%
Hain Celestial Group, Inc. (a)                   23,700          610,511

Total Common Stocks
   (cost $60,779,566)                                         72,531,126


                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.9%
TIME DEPOSIT-1.9%
The Bank of New York
   4.25%, 7/03/06
   (cost $1,427,000)                            $ 1,427      $ 1,427,000

TOTAL INVESTMENTS-99.6%
   (cost $62,206,566)                                         73,958,126
Other assets less liabilities-0.4%                               331,116

NET ASSETS-100%                                              $74,289,242


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.


5


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
   Investments in securities, at value (cost $62,206,566)         $ 73,958,126
   Cash                                                                  1,022
   Receivable for investment securities sold                           798,995
   Receivable for capital stock sold                                   194,708
   Interest receivable                                                     505
   Total assets                                                     74,953,356

LIABILITIES
   Payable for investment securities purchased                         469,675
   Advisory fee payable                                                 46,346
   Administrative fee payable                                           19,607
   Distribution fee payable                                              4,938
   Payable for capital stock redeemed                                    2,631
   Transfer agent fee payable                                              123
   Accrued expenses                                                    120,794
   Total liabilities                                                   664,114

NET ASSETS                                                        $ 74,289,242

COMPOSITION OF NET ASSETS
   Capital stock, at par                                          $      5,802
   Additional paid-in capital                                      117,408,424
   Net investment loss                                                (396,101)
   Accumulated net realized loss on investment transactions        (54,480,443)
   Net unrealized appreciation of investments                       11,751,560
                                                                  -------------
                                                                  $ 74,289,242

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES           NET ASSET
CLASS                           NET ASSETS        OUTSTANDING          VALUE
-------------------------------------------------------------------------------
A                              $51,337,496         3,991,200          $12.86
B                              $22,951,746         1,811,080          $12.67


See Notes to Financial Statements.


6


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
   Dividends                                                       $    60,826
   Interest                                                             28,909
   Total investment income                                              89,735

EXPENSES
   Advisory fee                                                        292,130
   Distribution fee--Class B                                            31,270
   Transfer agency--Class A                                                954
   Transfer agency--Class B                                                455
   Custodian                                                            77,359
   Administrative                                                       39,000
   Audit                                                                20,248
   Printing                                                             19,233
   Legal                                                                 1,992
   Directors' fees                                                         639
   Miscellaneous                                                         2,556
   Total expenses                                                      485,836
   Net investment loss                                                (396,101)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions                      7,215,085
   Net change in unrealized appreciation/depreciation of
     investments                                                    (3,165,405)
   Net gain on investment transactions                               4,049,680

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 3,653,579


See Notes to Financial Statements.


7


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                             SIX MONTHS ENDED       YEAR ENDED
                                               JUNE 30, 2006       DECEMBER 31,
                                                (UNAUDITED)            2005
                                              ----------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment loss                          $   (396,101)     $   (745,468)
   Net realized gain on investment
     transactions                                  7,215,085         8,362,243
   Net change in unrealized
     appreciation/depreciation of
     investments                                  (3,165,405)       (4,759,908)
   Net increase in net assets from
     operations                                    3,653,579         2,856,867

CAPITAL STOCK TRANSACTIONS
   Net decrease                                   (1,284,028)      (17,046,301)
   Total increase (decrease)                       2,369,551       (14,189,434)

NET ASSETS
   Beginning of period                            71,919,691        86,109,125
   End of period (including net investment
     loss of ($396,101) and $0,
     respectively)                              $ 74,289,242      $ 71,919,691


See Notes to Financial Statements.


8


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


9


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's avarage daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the six months ended June 30, 2006 amounted to $75,532, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                  PURCHASES           SALES
                                                -------------     -------------
Investment securities (excluding U.S.
  government securities)                         $30,976,600       $34,007,219
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $14,305,742
Gross unrealized depreciation                                       (2,554,182)
Net unrealized appreciation                                        $11,751,560


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


11


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              658,967       403,901    $  8,679,622    $  4,558,183
Shares redeemed         (703,050)   (1,659,295)     (9,420,584)    (18,857,380)
Net decrease             (44,083)   (1,255,394)   $   (740,962)   $(14,299,197)

CLASS B
Shares sold              370,533       649,285    $  5,024,871    $  7,335,767
Shares redeemed         (417,746)     (911,889)     (5,567,937)    (10,082,871)
Net decrease             (47,213)     (262,604)   $   (543,066)   $ (2,747,104)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(60,257,446)(a)
Unrealized appreciation/(depreciation)                          13,478,883(b)
Total accumulated earnings/(deficit)                          $(46,778,563)


(a) On December 31, 2005, the Portfolio had a net capital loss carrryforward of $60,257,446 of which $14,934,208 expires in the year 2009, and $45,323,238 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $8,549,451.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to


13


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


15


SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  CLASS A
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006   ----------------------------------------------------------------
                                            (UNAUDITED)        2005         2004         2003         2002         2001
                                            -----------    -----------  -----------  -----------  -----------   -----------
Net assets value, beginning of period         $12.26          $11.65       $10.17       $ 6.83       $10.01        $11.84

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.06)           (.11)        (.10)(b)     (.09)        (.07)(b)      (.07)(b)
Net realized and unrealized gain (loss)
   on investment transactions                    .66             .72         1.58         3.43        (3.11)        (1.41)
Net increase (decrease) in net asset value
   from operations                               .60             .61         1.48         3.34        (3.18)        (1.48)

LESS: DISTRIBUTIONS
Distributions from net realized gain
   on investment transactions                     -0-             -0-          -0-          -0-          -0-         (.26)
Distributions in excess of net realized
   gain on investment transactions                -0-             -0-          -0-          -0-          -0-         (.09)
Total distributions                               -0-             -0-          -0-          -0-          -0-         (.35)
Net asset value, end of period                $12.86          $12.26       $11.65       $10.17       $ 6.83        $10.01

TOTAL RETURN
Total investment return based on
net asset value (c)                             4.89%           5.24%       14.55%       48.90%      (31.77)%      (12.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $51,337         $49,453      $61,661      $61,079      $86,093      $184,223
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                             1.15%(d)(e)     1.18%        1.14%        1.36%        1.11%          .95%
   Expenses, before waivers and
     reimbursements                             1.15%(d)(e)     1.18%        1.30%        1.36%        1.25%         1.16%
   Net investment loss                          (.92)%(d)(e)    (.93)%       (.93)%(b)   (1.10)%       (.86)%(b)     (.70)%(b)
Portfolio turnover rate                           41%             90%          92%         129%         111%          113%


See footnote summary on page 17.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2006     ---------------------------------------------------------------
                                            (UNAUDITED)         2005         2004         2003         2002         2001
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.09          $11.53       $10.08       $ 6.78       $ 9.98       $11.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.08)           (.13)        (.12)(b)     (.11)        (.09)(b)     (.09)(b)
Net realized and unrealized gain (loss)
   on investment transactions                    .66             .69         1.57         3.41        (3.11)       (1.40)
Net increase (decrease) in net asset value
   from operations                               .58             .56         1.45         3.30        (3.20)       (1.49)

LESS: DISTRIBUTIONS
Distributions from net realized gain
   on investment transactions                     -0-             -0-          -0-          -0-          -0-        (.26)
Distributions in excess of net realized
   gain on investment transactions                -0-             -0-          -0-          -0-          -0-        (.09)
Total distributions                               -0-             -0-          -0-          -0-          -0-        (.35)
Net asset value, end of period                $12.67          $12.09       $11.53       $10.08       $ 6.78       $ 9.98

TOTAL RETURN
Total investment return based
   on net asset value (c)                       4.80%           4.86%       14.39%       48.67%      (32.06)%     (12.86)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $22,952         $22,467      $24,448      $15,846       $5,101       $6,835
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                             1.40%(d)(e)     1.43%        1.40%        1.61%        1.37%        1.20%
   Expenses, before waivers and
     reimbursements                             1.40%(d)(e)     1.43%        1.56%        1.61%        1.51%        1.43%
   Net investment loss                         (1.17)%(d)(e)   (1.18)%      (1.19)%(b)   (1.37)%      (1.10)%(b)    (.98)%(b)
Portfolio turnover rate                           41%             90%          92%         129%         111%         113%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.


17


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Small Cap Growth Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                     ADVISORY FEE
                BASED ON % OF AVERAGE
CATEGORY           DAILY NET ASSETS                           FUND
-------------------------------------------------------------------------------
Growth          75 bp on 1st $2.5 billion           Small Cap Growth Portfolio
                65 bp on next $2.5 billion
                60 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            AS A % OF AVERAGE
FUND                                    AMOUNT              DAILY NET ASSETS
-------------------------------------------------------------------------------
Small Cap Growth Portfolio              $69,000                   0.09%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                              GROSS EXPENSE RATIO       FISCAL YEAR
-------------------------------------------------------------------------------
Small Cap Growth Portfolio           Class A  1.30%         December 31
                                     Class B  1.56%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                             NET ASSETS                                   EFFECTIVE ALLIANCE
                              09/30/05        ALLIANCE INSTITUTIONAL         INSTITUTIONAL
FUND                           ($MIL)             FEE SCHEDULE             ADVISORY FEE
--------------------------------------------------------------------------------------------
Small Cap Growth Portfolio     $71.8           Small Cap Growth                0.954%
                                               Schedule
                                               100 bp on 1st $50m
                                               85 bp on next $50m
                                               75 bp on the balance
                                               MINIMUM ACCOUNT SIZE $10 M


The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the following sub-advisory relationship:

FUND                                              FEE SCHEDULE
-------------------------------------------------------------------------------
Small Cap Growth Portfolio         Client # 1     0.65% on first $25 million
                                                  0.60% on next $75 million
                                                  0.55% thereafter


19


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(3)

                                  EFFECTIVE        LIPPER
                                 MANAGEMENT        GROUP
FUND                                FEE            MEDIAN          RANK
-------------------------------------------------------------------------------
Small Cap Growth Portfolio         0.750            0.800          2/14


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(4) and Lipper Expense Universe(5). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                 LIPPER          LIPPER        LIPPER          LIPPER
                                  EXPENSE       UNIVERSE        UNIVERSE       GROUP           GROUP
FUND                            RATIO (%)(6)    MEDIAN (%)        RANK        MEDIAN (%)       RANK
------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio         1.137          1.002          30/38          1.048          12/14


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.


(3) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(4) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(5) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(6)  Most recent fiscal year end Class A share total expense ratio.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                        12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                       $46,884


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                             ADVISER
                                                           PAYMENTS TO
FUND                                                          ABIRM
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                  $145,511


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(7) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(7) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


21


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance rankings of the Fund(8) relative to its Lipper Performance Group(9) and Lipper Performance Universe(10) for the period ended September 30, 2005.

SMALL CAP GROWTH PORTFOLIO             GROUP               UNIVERSE
-------------------------------------------------------------------------------
1 year                                  9/14                30/38
3 year                                  7/14                12/38
5 year                                  6/13                15/34


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(11) versus its benchmark(12).

                                           PERIODS ENDING SEPTEMBER 30, 2005
                                                 ANNUALIZED PERFORMANCE
----------------------------------------------------------------------------------------------
FUND                              1 YEAR         3 YEAR         5 YEAR         SINCE INCEPTION
----------------------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO        15.85          21.82          -2.81               3.48
Russell 2000 Growth Index         17.97          23.23          -2.54               4.37


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(8)  The performance rankings are for the Class A shares of the Fund.

(9)  The Lipper Performance Group is identical to the Lipper Expense Group.

(10) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(11) The performance returns are for the Class A shares of the Fund.


(12) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


22



ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


SEMI-ANNUAL REPORT


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

INVESTMENT PRODUCTS OFFERED
========================================
o  ARE NOT FDIC INSURED
o  MAY LOSE VALUE
o  ARE NOT BANK GUARANTEED
========================================


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                   BEGINNING             ENDING
                                 ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID          ANNUALIZED
GLOBAL TECHNOLOGY PORTFOLIO     JANUARY 1, 2006       JUNE 30, 2006       DURING PERIOD*       EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------
CLASS A
Actual                             $ 1,000             $   955.24            $ 4.46                 0.92%
Hypothetical (5% return
  before expenses)                 $ 1,000             $ 1,020.23            $ 4.61                 0.92%

CLASS B
Actual                             $ 1,000             $   953.94            $ 5.67                 1.17%
Hypothetical (5% return
  before expenses)                 $ 1,000             $ 1,018.99            $ 5.86                 1.17%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


_______________________________________________________________________________
1


GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Google, Inc. Cl. A                         $  14,802,349          6.2%
Cisco Systems, Inc.                           11,885,957          4.9
QUALCOMM, Inc.                                11,035,277          4.6
Microsoft Corp.                               10,291,610          4.3
Apple Computer, Inc.                           9,927,456          4.1
Canon, Inc.                                    9,598,472          4.0
SAP AG (ADR)                                   9,372,194          3.9
America Movil, SA de C.V. Series L (ADR)       8,640,948          3.6
Motorola, Inc.                                 8,638,305          3.6
Cap Gemini, SA                                 6,866,901          2.9
                                           -------------         -----
                                           $ 101,059,469         42.1%


SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Technology                                 $ 206,566,429         86.1%
Consumer Services                             16,138,013          6.7
Utilities                                      3,719,692          1.6
Capital Goods                                  2,745,118          1.1
Consumer Manufacturing                         1,825,327          0.8
                                           -------------        ------
Total Investments*                           230,994,579         96.3
Cash and receivables, net of liabilities       8,914,111          3.7
                                           -------------        ------
Net Assets                                 $ 239,908,690        100.0%


COUNTRY DIVERSIFICATION
June 30, 2006 (unaudited)

COUNTRY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
United States                              $ 146,779,657         61.2%
Japan                                         19,894,164          8.3
Taiwan                                        11,080,242          4.6
France                                         9,990,484          4.2
Germany                                        9,372,194          3.9
Mexico                                         8,640,948          3.6
South Korea                                    6,017,385          2.5
Netherlands                                    4,114,990          1.7
Finland                                        3,499,561          1.5
India                                          2,995,272          1.2
Other**                                        8,609,682          3.6
                                           -------------        ------
Total Investments*                           230,994,579         96.3
Cash and receivables, net of liabilities       8,914,111          3.7
Net Assets                                 $ 239,908,690        100.0%
                                           -------------        ------


*    Excludes short-term investments.

**   The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1.1% weightings in the following countries: Bermuda, Guernsey, Italy, China and Russia.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


_______________________________________________________________________________
2


GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
COMMON STOCKS
& OTHER
INVESTMENTS-96.3%
TECHNOLOGY-86.1%
COMMUNICATION
  EQUIPMENT-18.6%
Alcatel, SA                         247,628    $   3,123,583
Ciena Corp. (a)                     346,700        1,667,627
Cisco Systems, Inc. (a)             608,600       11,885,957
Finisar Corp. (a)                   293,000          958,110
JDS Uniphase Corp. (a)              745,600        1,886,368
Juniper Networks, Inc. (a)          116,950        1,870,031
Motorola, Inc.                      428,700        8,638,305
Nokia Oyj                           172,624        3,499,561
QUALCOMM, Inc.                      275,400       11,035,277
                                               -------------
                                                  44,564,819
                                               -------------
COMMUNICATION
  SERVICES-0.8%
NeuStar, Inc. Cl. A (a)              55,200        1,863,000
                                               -------------
COMPUTER HARDWARE/
  STORAGE/
  PERIPHERALS-13.2%
Apple Computer, Inc. (a)            173,800        9,927,456
Electronics for Imaging,
  Inc. (a)                           32,200          672,336
High Tech Computer Corp.             66,000        1,814,200
International Business
  Machines Corp. (IBM)               76,500        5,876,730
NEC Corp.                           520,000        2,773,411
Network Appliance, Inc. (a)         151,000        5,330,300
QLogic Corp. (a)                     33,800          582,712
Sun Microsystems, Inc. (a)        1,152,300        4,782,045
                                               -------------
                                                  31,759,190
                                               -------------
COMPUTER
  SERVICES-7.8%
Alliance Data Systems
  Corp. (a)                          59,800        3,517,436
Cap Gemini, SA                      120,411        6,866,901
Cognizant Technology
  Solutions Corp. Cl. A (a)          36,300        2,445,531
Fiserv, Inc. (a)                     63,725        2,890,566
Infosys Technologies
  Ltd. (ADR)                         39,200        2,995,272
                                               -------------
                                                  18,715,706
                                               -------------
CONTRACT
  MANUFACTURING-0.8%
HON HAI Precision
  Industry Co., Ltd.
  (Citigroup Global Markets),
  warrants expiring
  1/17/07 (a)(b)                    304,934        1,883,617
                                               -------------
ELECTRONIC
  COMPONENTS-1.8%
Foxconn Technology Co.,
  Ltd. (a)                          341,000    $   2,735,844
Largan Precision Co., Ltd.           74,000        1,581,852
                                               -------------
                                                   4,317,696
                                               -------------
INTERNET-10.1%
Akamai Technologies, Inc. (a)        99,000        3,582,810
Fastweb (a)                          50,719        2,202,340
Google, Inc. Cl. A (a)               35,300       14,802,349
Yahoo!, Inc. (a)                    112,400        3,709,200
                                               -------------
                                                  24,296,699
                                               -------------
SEMICONDUCTOR
  CAPITAL
  EQUIPMENT-1.7%
ASML Holding N.V. (a)               203,504        4,114,990
                                               -------------
SEMICONDUCTOR
  COMPONENTS-9.0%
Advanced Micro Devices,
  Inc. (a)                           76,500        1,868,130
Broadcom Corp. Cl. A (a)            157,250        4,725,363
Hynix Semiconductor, Inc.
  (GDR) (a)(b)                        9,100          294,957
Hynix Semiconductor, Inc.
  (UBS), warrants expiring
  4/27/07 (a)                        93,600        3,020,472
Intersil Corp. Cl. A                120,000        2,790,000
Marvell Technology Group
  Ltd. (a)                           26,300        1,165,879
PMC-Sierra, Inc. (a)                236,400        2,222,160
Samsung Electronics Co., Ltd.
  (GDR) (b)                           7,733        2,457,573
SiRF Technology Holdings,
  Inc. (a)                           37,400        1,205,028
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR)                             198,570        1,822,873
                                               -------------
                                                  21,572,435
                                               -------------
SOFTWARE-16.5%
Adobe Systems, Inc.                 117,800        3,576,408
Amdocs Ltd. (a)                      67,600        2,474,160
BEA Systems, Inc. (a)               308,200        4,034,338
Citrix Systems, Inc. (a)             84,100        3,375,774
Microsoft Corp.                     441,700       10,291,610
Omniture, Inc. (a)                   72,700          529,983
Oracle Corp. (a)                    190,000        2,753,100
Red Hat, Inc. (a)                    64,800        1,516,320
Salesforce.com, Inc. (a)             66,100        1,762,226
SAP AG (ADR)                        178,450        9,372,194
                                               -------------
                                                  39,686,113
                                               -------------


_______________________________________________________________________________
3


GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT
COMPANY                              (000)      U.S. $ VALUE
------------------------------------------------------------
MISCELLANEOUS-5.8%
Canon, Inc.                         195,850    $   9,598,472
Hoya Corp.                          117,800        4,193,692
                                               -------------
                                                  13,792,164
                                               -------------
                                                 206,566,429
                                               -------------
CONSUMER
  SERVICES-6.7%
ADVERTISING-1.1%
aQuantive, Inc. (a)                 104,100        2,636,853
                                               -------------
BROADCASTING &
  CABLE-1.2%
News Corp. Cl. A                    151,300        2,901,934
                                               -------------
CELLULAR
  COMMUNICATIONS-4.2%
America Movil, SA de C.V.
  Series L (ADR)                    259,800        8,640,948
Vimpel-Communications OAO
  (ADR) (a)                          31,500        1,443,330
                                               -------------
                                                  10,084,278
                                               -------------
RESTAURANT &
  LODGING-0.1%
Ctrip.com International Ltd.
  (ADR)                               5,300          270,565
                                               -------------
RETAIL - GENERAL
  MERCHANDISE-0.1%
Gmarket, Inc. (ADR) (a)              15,900          244,383
                                               -------------
                                                  16,138,013
                                               -------------
UTILITIES-1.6%
TELEPHONE UTILITY-1.6%
AT&T, Inc.                           95,600        2,666,284
Comstar United Telesystems
  (GDR) (b)                         181,622        1,053,408
                                               -------------
                                                   3,719,692
                                               -------------
CAPITAL GOODS-1.1%
ELECTRICAL
  EQUIPMENT-0.5%
AU Optronics Corp. (CSFB),
  warrants expiring
  5/03/09 (a)                       882,000    $   1,241,856
                                               -------------
MISCELLANEOUS-0.6%
NITTO DENKO Corp.                    21,100        1,503,262
                                               -------------
                                                   2,745,118
                                               -------------
CONSUMER
  MANUFACTURING-0.8%
APPLIANCES-0.8%
Sony Corp.                           41,400        1,825,327
                                               -------------
Total Common Stocks &
  Other Investments
  (cost $213,200,567)                            230,994,579
                                               -------------
SHORT-TERM
  INVESTMENT-2.2%
TIME DEPOSIT-2.2%
The Bank of New York
  4.25%, 7/03/06
  (cost $5,300,000)                  $5,300        5,300,000
                                               -------------
TOTAL
  INVESTMENTS-98.5%
  (cost $218,500,567)                            236,294,579
Other assets less
  liabilities-1.5%                                 3,614,111
                                               -------------
NET ASSETS-100%                                $ 239,908,690
                                               =============



(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $5,689,555 or 2.4% of net assets.

     Glossary of Terms:
     ADR  -  American Depositary Receipt
     GDR  -  Global Depositary Receipt
     See Notes to Financial Statements.


_______________________________________________________________________________
4


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $218,500,567)                                   $ 236,294,579
  Cash                                                                                             95,711
  Foreign cash, at value (cost $4,299,591)                                                      4,311,545
  Receivable for investment securities sold and foreign currency contracts                      2,685,837
  Receivable for capital stock sold                                                               341,780
  Dividends and interest receivable                                                               147,986
                                                                                            -------------
  Total assets                                                                                243,877,438
                                                                                            -------------
LIABILITIES
  Payable for investment securities purchased and foreign currency contracts                    3,477,253
  Payable for capital stock redeemed                                                              193,327
  Advisory fee payable                                                                            155,414
  Distribution fee payable                                                                         33,057
  Administrative fee payable                                                                       19,607
  Transfer agent fee payable                                                                          119
  Accrued expenses                                                                                 89,971
                                                                                            -------------
  Total liabilities                                                                             3,968,748
                                                                                            -------------
NET ASSETS                                                                                  $ 239,908,690
                                                                                            =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                                     $      15,995
  Additional paid-in capital                                                                  487,467,955
  Accumulated net investment loss                                                                (553,361)
  Accumulated net realized loss on investment and foreign currency transactions              (264,828,682)
  Net unrealized appreciation of investments and foreign currency denominated assets
    and liabilities                                                                            17,806,783
                                                                                            -------------
                                                                                            $ 239,908,690
                                                                                            =============


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE
                                                                         SHARES            NET ASSET
CLASS                                          NET ASSETS             OUTSTANDING            VALUE
---------------------------------------------------------------------------------------------------------
A                                            $  85,934,580             5,670,910           $  15.15
B                                            $ 153,974,110            10,323,684           $  14.91


See Notes to Financial Statements.


_______________________________________________________________________________
5


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $64,623)              $     759,785
  Interest                                                              114,215
                                                                  -------------
  Total investment income                                               874,000
                                                                  -------------
EXPENSES
  Advisory fee                                                          961,496
  Distribution fee--Class B                                             198,023
  Transfer agency--Class A                                                1,140
  Transfer agency--Class B                                                1,907
  Custodian                                                              89,150
  Printing                                                               65,359
  Administrative                                                         39,000
  Audit                                                                  20,248
  Legal                                                                   6,664
  Directors' fees                                                           519
  Miscellaneous                                                           8,152
                                                                  -------------
  Total expenses                                                      1,391,658
                                                                  -------------
  Net investment loss                                                  (517,658)
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          16,394,759
    Foreign currency transactions                                      (150,303)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (27,671,753)
    Foreign currency denominated assets and liabilities                  64,430
                                                                  -------------
  Net loss on investment and foreign currency transactions          (11,362,867)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (11,880,525)
                                                                  =============


See Notes to Financial Statements.


_______________________________________________________________________________
6


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                               JUNE 30, 2006        DECEMBER 31,
                                                                                (UNAUDITED)             2005
                                                                              ----------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                                          $    (517,658)      $  (1,146,449)
  Net realized gain on investment and foreign currency transactions               16,244,456          31,366,066
  Net change in unrealized appreciation/depreciation of investments and
    foreign currency denominated assets and liablilties                          (27,607,323)        (23,522,677)
                                                                               -------------       -------------
  Net increase (decrease) in net assets from operations                          (11,880,525)          6,696,940
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                                                          3,933,191         (40,707,523)
                                                                               -------------       -------------
  Total decrease                                                                  (7,947,334)        (34,010,583)
NET ASSETS
  Beginning of period                                                            247,856,024         281,866,607
                                                                               -------------       -------------
  End of period (including accumulated net investment loss of
    ($553,361) and ($35,703), respectively)                                    $ 239,908,690       $ 247,856,024
                                                                               =============       =============


See Notes to Financial Statements.


_______________________________________________________________________________
7


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Technology Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's objective was to seek growth of capital. Current income was incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


_______________________________________________________________________________
8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.


_______________________________________________________________________________
9


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $365,370, of which $4,552 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                     PURCHASES        SALES
                                                   -------------  -------------
Investment securities (excluding U.S. government
  securities)                                      $ 147,620,263  $ 151,082,057
U.S. government securities                                    -0-            -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordngly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $  28,265,887
Gross unrealized depreciation                                       (10,471,875)
                                                                  -------------
Net unrealized appreciation                                       $  17,794,012
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


_______________________________________________________________________________
10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                     SHARES                                AMOUNT
                                      ----------------------------------    ----------------------------------
                                      SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED       YEAR ENDED
                                       JUNE 30, 2006        DECEMBER 31,     JUNE 30, 2006        DECEMBER 31,
                                        (UNAUDITED)             2005          (UNAUDITED)             2005
                                      ----------------      ------------    ----------------     -------------
CLASS A
Shares sold                                212,374             751,250       $   3,474,489       $  10,960,123
Shares redeemed                           (831,078)         (2,135,549)        (13,390,585)        (31,171,724)
                                         ---------           ---------       -------------       -------------
Net decrease                              (618,704)         (1,384,299)      $  (9,916,096)      $ (20,211,601)
                                         =========           =========       =============       =============
CLASS B
Shares sold                              2,033,671           1,461,398       $  32,722,388       $  21,513,107
Shares redeemed                         (1,181,544)         (2,912,902)        (18,873,101)        (42,009,029)
                                         ---------           ---------       -------------       -------------
Net increase (decrease)                    852,127          (1,451,504)      $  13,849,287       $ (20,495,922)
                                         =========           =========       =============       =============


_______________________________________________________________________________
11


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

The tax character of ditributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses        $ (279,857,006)(a)
Unrealized appreciation/(depreciation)          44,162,271(b)
                                            --------------
Total accumulated earnings/(deficit)        $ (235,694,735)
                                            ==============

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $279,821,303 of which $86,279,696 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $26,434,489. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006, post October foreign currency losses of $35,703.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________
12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.


_______________________________________________________________________________
13


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


_______________________________________________________________________________
14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________
15


GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       CLASS A
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                                YEAR ENDED DECEMBER 31,
                                                   2006              -------------------------------------------------------------
                                               (UNAUDITED)             2005          2004           2003         2002       2001
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of period             $ 15.86             $ 15.27        $ 14.49        $ 10.05     $ 17.24     $ 24.95
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                             (.02)               (.05)          (.03)(b)       (.11 )      (.13)       (.12)
Net realized and unrealized gain (loss)
  on investment transactions                        (.69)                .64            .81           4.55       (7.06)      (5.92)
Net increase (decrease) in net asset
  value from operations                             (.71)                .59            .78           4.44       (7.19)      (6.04)
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                             -0-                 -0-            -0-            -0-         -0-       (.11)
Distributions in excess of net realized
  gain on investment transactions                     -0-                 -0-            -0-            -0-         -0-      (1.56)
Total distributions                                   -0-                 -0-            -0-            -0-         -0-      (1.67)
Net asset value, end of period                   $ 15.15             $ 15.86        $ 15.27        $ 14.49     $ 10.05     $ 17.24
TOTAL RETURN
Total investment return based on
  net asset value (c)                              (4.48)%              3.86%          5.38%         44.18%     (41.71)%    (25.23)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $85,935             $99,781       $117,145       $130,127     $93,369    $235,252
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   .92%(d)(e)          .92%           .88%          1.11%       1.20%       1.08%
  Expenses, before waivers and
    reimbursements                                   .92%(d)(e)          .92%          1.06%          1.11%       1.20%       1.08%
  Net investment loss                               (.24)%(d)(e)        (.32)%         (.22)%(b)      (.86 )%    (1.01)%      (.64)%
Portfolio turnover rate                               60%                 98%            86%            90%         68%         40%


See footnote summary on page 17.


_______________________________________________________________________________
16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       CLASS B
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                                YEAR ENDED DECEMBER 31,
                                                   2006              -------------------------------------------------------------
                                               (UNAUDITED)             2005          2004           2003         2002       2001
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of period             $ 15.63             $ 15.08        $ 14.35         $ 9.98     $ 17.15     $ 24.90
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                             (.04)               (.08)          (.07)(b)       (.14)       (.16)       (.17)
Net realized and unrealized gain (loss)
  on investment transactions                        (.68)                .63            .80           4.51       (7.01)      (5.91)
Net increase (decrease) in net asset
  value from operations                             (.72)                .55            .73           4.37       (7.17)      (6.08)
LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                             -0-                 -0-            -0-            -0-         -0-       (.11)
Distributions in excess of net realized
  gain on investment transactions                     -0-                 -0-            -0-            -0-         -0-      (1.56)
Total distributions                                   -0-                 -0-            -0-            -0-         -0-      (1.67)
Net asset value, end of period                   $ 14.91             $ 15.63        $ 15.08     $    14.35      $ 9.98      $17.15
TOTAL RETURN
Total investment return based on
  net asset value (c)                              (4.61)%              3.65%          5.09%         43.79%     (41.81)%    (25.45)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $153,974            $148,075       $164,721       $187,319     $99,528    $179,076
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                  1.17%(d)(e)         1.17%          1.13%          1.37%       1.46%       1.33%
  Expenses, before waivers and
    reimbursements                                  1.17%(d)(e)         1.17%          1.31%          1.37%       1.46%       1.33%
  Net investment loss                               (.48)%(d)(e)        (.57)%         (.47)%(b)     (1.11)%     (1.27)%      (.92)%
Portfolio turnover rate                               60%                 98%            86%            90%         68%         40%



(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.


_______________________________________________________________________________
17


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Technology Portfolio (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.    Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                        ADVISORY FEE
                   BASED ON % OF AVERAGE
CATEGORY              DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
Specialty        75 bp on 1st $2.5 billion        Global Technology Portfolio
                 65 bp on next $2.5 billion
                 60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                        AS A % OF AVERAGE
FUND                                     AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Technology Portfolio             $69,000              0.02%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


_______________________________________________________________________________
18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                               GROSS EXPENSE RATIO        FISCAL YEAR
-------------------------------------------------------------------------------
Global Technology Portfolio          Class A  1.06%           December 31
                                     Class B  1.31%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has almost the same advisory fee schedule as the Fund.(3)

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                 FEE
-------------------------------------------------------------------------------
International Technology                                   1.20%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


(3) The advisory fee breakpoints of the Fund and the AllianceBernstein Global Technology Fund, Inc. (the other AllianceBernstein Mutual Fund) are the same. However, the advisory fees of the AllianceBernstein Global Technology Fund, Inc. are paid on a quarterly basis and are based on the fund's net assets at the end of each quarter, in contrast to the Fund, whose advisory fees are paid on a monthly basis and are based on the Fund's average daily net assets.


_______________________________________________________________________________
19


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                   EFFECTIVE       LIPPER
                                   MANAGEMENT       GROUP
FUND                                  FEE          MEDIAN           RANK
-------------------------------------------------------------------------------
Global Technology Portfolio          0.750          0.750           3/8

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                    LIPPER      LIPPER       LIPPER      LIPPER
                     EXPENSE       UNIVERSE    UNIVERSE      GROUP       GROUP
FUND               RATIO (%)(7)   MEDIAN (%)     RANK      MEDIAN (%)     RANK
-------------------------------------------------------------------------------
Global Technology
Portfolio            0.882          0.884       19/39        0.851        6/8

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


_______________________________________________________________________________
20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                             12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Global Technology Portfolio                           $427,447

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                       ADVISER
                                                     PAYMENTS TO
FUND                                                    ABIRM
-------------------------------------------------------------------------------
Global Technology Portfolio                           $643,193

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


_______________________________________________________________________________
21


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, and 5 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

GLOBAL TECHNOLOGY PORTFOLIO                    GROUP              UNIVERSE
-------------------------------------------------------------------------------
1 year                                          5/8                 29/40
3 year                                          7/8                 26/40
5 year                                          1/7                 14/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                      PERIODS ENDING SEPTEMBER 30, 2005
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                             1 YEAR     3 YEAR     5 YEAR   SINCE INCEPTION
-------------------------------------------------------------------------------
GLOBAL TECHNOLOGY PORTFOLIO      14.31      19.84      -13.86        5.88
MSCI World IT Index (Net)        13.53      22.05      -14.41        n/a
Goldman Sachs Technology
  Composite Index                13.83      24.39      -15.24        n/a

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10) The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12) The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


_______________________________________________________________________________
22



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
INTERNATIONAL GROWTH PORTFOLIO               JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
------------------------------               ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,078.38          $6.29              1.22%
Hypothetical (5% return before expenses)          $1,000           $1,018.74          $6.11              1.22%

CLASS B
Actual                                            $1,000           $1,076.51          $7.57              1.47%
Hypothetical (5% return before expenses)          $1,000           $1,017.50          $7.35              1.47%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Nomura Holdings, Inc.                            $  2,841,487           2.8%
Mitsubishi UFJ Financial Group, Inc.                2,453,139           2.5
Toyota Motor Corp.                                  2,189,874           2.2
ING Groep NV                                        2,025,337           2.0
Banco Bilbao Vizcaya Argentaria, SA                 1,975,605           2.0
HSBC Holdings Plc                                   1,926,607           1.9
OPAP, SA                                            1,867,394           1.9
Nestle, SA                                          1,844,384           1.8
Credit Suisse Group                                 1,821,724           1.8
SAP AG                                              1,821,088           1.8
                                                 ------------         -----
                                                 $ 20,766,639          20.7%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                          $ 27,407,151          27.4%
Consumer Services                                  14,181,388          14.2
Technology                                          9,256,666           9.2
Energy                                              9,219,608           9.2
Consumer Staples                                    7,879,364           7.9
Health Care                                         7,289,873           7.3
Utilities                                           6,239,520           6.2
Consumer Manufacturing                              6,050,412           6.0
Basic Industry                                      4,002,297           4.0
Transportation                                      3,113,124           3.1
Capital Goods                                       2,668,422           2.7
Aerospace & Defense                                 1,840,653           1.8
Multi-Industry Companies                              451,328           0.5
                                                 ------------         -----
Total Investments                                  99,599,806          99.5
Cash and receivables, net of liabilities              522,502           0.5
                                                 ------------         -----
Net Assets                                       $100,122,308         100.0%


Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COUNTRY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Japan                                            $ 16,362,167          16.3%
United Kingdom                                     12,380,319          12.4
France                                             11,787,959          11.8
Switzerland                                         7,713,160           7.7
Brazil                                              4,904,412           4.9
Germany                                             4,150,530           4.1
China                                               3,604,273           3.6
Spain                                               3,341,243           3.3
South Africa                                        3,187,742           3.2
Italy                                               3,123,519           3.1
Netherlands                                         2,852,909           2.8
South Korea                                         2,660,979           2.7
Mexico                                              2,594,719           2.6
Ireland                                             2,373,701           2.4
Australia                                           2,097,181           2.1
Russia                                              2,095,258           2.1
Greece                                              1,867,394           1.9
Taiwan                                              1,642,059           1.6
Norway                                              1,540,277           1.5
Turkey                                              1,380,326           1.4
India                                               1,154,071           1.2
Israel                                                987,742           1.0
Austria                                               960,703           1.0
Other*                                              4,837,163           4.8
                                                 ------------         -----
Total Investments                                  99,599,806          99.5
Cash and receivables, net of liabilities              522,502           0.5
                                                 ------------         -----
Net Assets                                       $100,122,308         100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Chile, Egypt, Hong Kong, Hungary, Luxembourg, Malaysia, Poland, Singapore and Thailand.


3


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.5%
FINANCE-27.4%
BANKING - MONEY CENTER-14.3%
Allied Irish Banks Plc                                 43,574      $  1,042,742
Banco Bilbao Vizcaya Argentaria, SA                    96,009         1,975,605
Banco Santander Chile SA (ADR)                          6,300           254,142
Bank Hapoalim BM                                      124,058           542,323
BNP Paribas, SA                                        18,145         1,735,102
Commerzbank AG                                         28,195         1,020,921
Credit Suisse Group                                    32,652         1,821,724
HSBC Holdings Plc                                     109,496         1,926,607
ICICI Bank Ltd.                                        26,733           283,294
Kookmin Bank                                           14,790         1,218,579
Mitsubishi UFJ Financial Group, Inc.                      175         2,453,139
                                                                   ------------
                                                                     14,274,178
BANKING - REGIONAL-2.9%
China Construction Bank (a)                         2,872,000         1,311,534
Macquarie Bank Ltd.                                    17,396           890,481
Turkiye Is Bankasi                                    152,406           739,696
                                                                   ------------
                                                                      2,941,711
BROKERAGE & MONEY MANAGEMENT-2.8%
Nomura Holdings, Inc.                                 151,300         2,841,487

INSURANCE-4.2%
ING Groep NV                                           51,591         2,025,337
Prudential Plc                                        114,390         1,293,517
Swiss Reinsurance                                      12,784           891,930
                                                                   ------------
                                                                      4,210,784
REAL ESTATE - OTHER-0.4%
Urbi, Desarrollos Urbanos, SA de CV (b)               153,900           356,889

MISCELLANEOUS-2.8%
FirstRand Ltd.                                        394,071           923,007
Itausa-Investimentos Itau, SA pfd. (b)                384,907         1,544,320
ORIX Corp.                                              1,290           314,775
                                                                   ------------
                                                                      2,782,102
                                                                   ------------
                                                                     27,407,151
CONSUMER SERVICES-14.2%
ADVERTISING-0.8%
WPP Group Plc                                          69,749           843,135

AIRLINES-0.5%
easyJet Plc (b)                                        73,148           522,466

BROADCASTING & CABLE-2.3%
Grupo Televisa, SA (ADR)                               24,400           471,164
SES Global, SA                                         47,792           676,736
Societe Television Francaise 1                         35,409         1,153,651
                                                                   ------------
                                                                      2,301,551
CELLULAR COMMUNICATIONS-3.3%
America Movil, SA de CV Series L (ADR)                 43,300         1,440,158
Bharti Airtel Ltd. (b)                                 70,232           565,451
Orascom Telecom Holding SAE (GDR)                      14,721           603,485
Turkcell Iletisim Hizmet AS                           138,302           640,630
                                                                   ------------
                                                                      3,249,724
ENTERTAINMENT & LEISURE-1.9%
OPAP, SA                                               51,384         1,867,394
Namco Bandai Holdings, Inc.                                50               762
                                                                   ------------
                                                                      1,868,156
PRINTING & PUBLISHING-0.8%
Naspers Ltd.                                           44,541           757,057

RESTAURANTS & LODGING-1.4%
Accor, SA                                              22,922         1,394,474

RETAIL - GENERAL MERCHANDISE-1.0%
Next Plc                                               33,116           998,003

MISCELLANEOUS-2.2%
Capita Group Plc                                       66,770           569,283
First Choice Holidays Plc                             174,234           735,865
Li & Fung Ltd.                                        390,000           790,428
Michael Page International Plc                         23,357           151,246
                                                                   ------------
                                                                      2,246,822
                                                                   ------------
                                                                     14,181,388
TECHNOLOGY-9.2%
COMMUNICATION EQUIPMENT-0.8%
Vimpel-Communications OAO (ADR) (b)                    18,100           829,342

COMMUNICATION SERVICES-0.3%
Comstar United Telesystems (GDR) (a)                   52,408           303,966

COMPUTER HARDWARE/STORAGE-0.6%
NEC Corp.                                             108,000           576,016


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMPUTER SERVICES-0.4%
Indra Sistemas, SA                                     20,653      $    405,218

ELECTRONIC COMPONENTS-0.7%
LG.Philips LCD Co., Ltd.
(ADR) (b)                                              39,900           722,988

INTERNET INFRASTRUCTURE-1.5%
Fastweb (b)                                            35,161         1,526,775

SEMICONDUCTOR CAPITAL EQUIPMENT-0.8%
ASML Holding NV (b)                                    40,927           827,572

SEMICONDUCTOR COMPONENTS-1.7%
Advanced Semiconductor Engineering, Inc.              424,919           420,585
Taiwan Semiconductor Manufacturing Co., Ltd.          455,773           828,258
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                42,834           393,216
                                                                   ------------
                                                                      1,642,059
SOFTWARE-1.8%
SAP AG                                                  8,667         1,821,088

MISCELLANEOUS-0.6%
Hoya Corp.                                             16,900           601,642
                                                                   ------------
                                                                      9,256,666
ENERGY-9.2%
INTERNATIONAL-8.1%
Arkema rights, expiring 6/26/06 (b)                         4                16
China Petroleum & Chemical Corp.                    2,036,000         1,167,400
Eni S.p.A                                              54,361         1,596,744
LUKOIL (ADR)                                            8,748           731,333
Norsk Hydro ASA                                        58,075         1,540,277
Petroleo Brasileiro, SA (ADR) (b)                      18,000         1,437,120
Total, SA                                              24,536         1,611,814
                                                                   ------------
                                                                      8,084,704
OIL SERVICE-1.1%
Polski Koncern Naftowy Orlen, SA                       23,683           395,009
PTT Public Co., Ltd.                                  124,800           739,895
                                                                   ------------
                                                                      1,134,904
                                                                   ------------
                                                                      9,219,608
CONSUMER STAPLES-7.9%
BEVERAGES-2.5%
Fomento Economico Mexicano, SA de CV (ADR)              3,900           326,508
Pernod-Ricard, SA                                       7,242         1,434,353
SABMiller Plc                                          41,238           742,388
                                                                   ------------
                                                                      2,503,249
FOOD-1.8%
Nestle, SA                                              5,883         1,844,384

RETAIL - FOOD & DRUG-0.6%
Tesco Plc                                              93,582           577,685

TOBACCO-3.0%
Altadis, SA                                            11,983           565,832
British American Tobacco Plc                           38,286           963,938
Japan Tobacco, Inc.                                       390         1,424,276
                                                                   ------------
                                                                      2,954,046
                                                                   ------------
                                                                      7,879,364
HEALTH CARE-7.3%
DRUGS-6.9%
Chugai Pharmaceutical Co., Ltd.                        52,500         1,071,998
CSL Ltd.                                               30,259         1,206,700
Gedeon Richter Rt.                                      2,443           449,016
Novartis AG                                            21,815         1,177,279
Roche Holding AG                                        6,898         1,138,257
Sanofi-Aventis, SA                                     14,625         1,424,920
Teva Pharmaceutical Industries Ltd. (ADR)              14,100           445,419
                                                                   ------------
                                                                      6,913,589
MEDICAL SERVICES-0.4%
Rhoen-Klinikum AG                                       8,453           376,284
                                                                   ------------
                                                                      7,289,873
UTILITIES-6.2%
ELECTRIC & GAS UTILITY-3.3%
CPFL Energia, SA (ADR)                                  9,400           343,570
Gaz de France                                          20,330           681,653
National Grid Plc                                     104,941         1,133,894
Red Electrica de Espana                                11,434           394,588
Scottish Power Plc                                     74,420           801,664
                                                                   ------------
                                                                      3,355,369
TELEPHONE UTILITY-2.9%
Egyptian Co. for Moblie Services                        7,440           168,127
MTN Group Ltd.                                         51,640           379,791
Nippon Telegraph & Telephone Corp.                        126           615,205
Singapore Telecommunications Ltd.                     284,000           456,154
Telekom Austria AG                                     43,150           960,703
Telekom Malaysia Berhad                               123,500           304,171
                                                                   ------------
                                                                      2,884,151
                                                                   ------------
                                                                      6,239,520


5


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER MANUFACTURING-6.0%
AUTO & RELATED-3.1%
Honda Motor Co., Ltd.                                  19,400      $    616,224
Tata Motors Ltd.                                       17,660           305,326
Toyota Motor Corp.                                     41,900         2,189,874
                                                                   ------------
                                                                      3,111,424
BUILDING & RELATED-2.9%
CRH Plc                                                40,884         1,330,959
Vinci, SA                                              15,637         1,608,029
                                                                   ------------
                                                                      2,938,988
                                                                   ------------
                                                                      6,050,412
BASIC INDUSTRY-4.0%
CHEMICALS-0.0%
Arkema (b)                                                613            23,922

MINING & METALS-4.0%
China Shenhua Energy Co., Ltd.                        606,500         1,125,339
Cia Vale do Rio Doce-SP (ADR)                          30,300           728,412
Cia Vale do Rio Doce (ADR)                             24,200           498,036
Gold Fields Ltd.                                       29,944           676,559
Mechel OAO (ADR)                                       10,300           230,617
POSCO                                                   2,679           719,412
                                                                   ------------
                                                                      3,978,375
                                                                   ------------
                                                                      4,002,297
TRANSPORTATION-3.1%
RAILROAD-2.2%
All America Latina Logistica, SA (GDR) (a)              5,200           352,954
Central Japan Railway Co.                                 129         1,285,208
East Japan Railway Co.                                     73           542,725
                                                                   ------------
                                                                      2,180,887
MISCELLANEOUS-0.9%
Fraport AG                                             13,062           932,237
                                                                   ------------
                                                                      3,113,124
CAPITAL GOODS-2.7%
ELECTRICAL EQUIPMENT-0.7%
Yamada Denki Co., Ltd.                                  6,300           641,877

ENGINEERING & CONSTRUCTION-1.3%
ABB Ltd.                                               64,663           839,586
Obayashi Corp.                                         69,000           474,513
                                                                   ------------
                                                                      1,314,099
MISCELLANEOUS-0.7%
Nitto Denko Corp.                                      10,000           712,446
                                                                   ------------
                                                                      2,668,422
AEROSPACE & DEFENSE-1.8%
AEROSPACE-1.8%
BAE Systems Plc                                       164,036         1,120,628
European Aeronautic Defence and Space Co. NV           25,100           720,025
                                                                   ------------
                                                                      1,840,653
MULTI-INDUSTRY COMPANIES-0.5%
Barloworld Ltd.                                        26,744           451,328

Total Common Stocks & Other Investments
  (cost $80,019,625)                                                 99,599,806

TOTAL INVESTMENTS-99.5%
  (cost $80,019,625)                                                 99,599,806
Other assets less liabilities-0.5%                                      522,502

NET ASSETS-100%                                                    $100,122,308


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $1,968,454 or 2.0% of net assets.

(b)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt
     pfd. - Preferred Stock

     See Notes to Financial Statements.


6


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $80,019,625)          $  99,599,806
  Foreign cash, at value (cost $1,701,832)                            1,677,347
  Dividends receivable                                                  250,595
  Receivable for investment securities sold and foreign
    currency contracts                                                  126,507
  Receivable for capital stock sold                                      28,189
  Total assets                                                      101,682,444

LIABILITIES
  Due to custodian                                                      988,320
  Payable for investment securities purchased and foreign
    currency contracts                                                  261,670
  Payable for capital stock redeemed                                    122,261
  Advisory fee payable                                                   64,864
  Administrative fee payable                                             19,607
  Foreign capital gains tax payable                                       8,628
  Distribution fee payable                                                6,132
  Transfer agent fee payable                                                123
  Accrued expenses                                                       88,531
  Total liabilities                                                   1,560,136

NET ASSETS                                                        $ 100,122,308

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       3,889
  Additional paid-in capital                                         71,159,898
  Undistributed net investment income                                   720,899
  Accumulated net realized gain on investment and foreign
    currency transactions                                             8,702,443
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      19,535,179
                                                                  $ 100,122,308


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES         NET ASSET
CLASS                         NET ASSETS        OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                            $71,358,785         2,768,386         $25.78
B                            $28,763,523         1,120,807         $25.66


See Notes to Financial Statements.


7


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $152,833)         $  1,590,885
  Interest                                                            38,715
  Total investment income                                          1,629,600

EXPENSES
  Advisory fee                                                       378,101
  Distribution fee--Class B                                           36,951
  Transfer agency--Class A                                             1,182
  Transfer agency--Class B                                               479
  Custodian                                                          155,826
  Administrative                                                      39,000
  Printing                                                            23,352
  Audit                                                               20,248
  Legal                                                                1,917
  Directors' fees                                                        637
  Miscellaneous                                                        2,170
  Total expenses                                                     659,863
  Net investment income                                              969,737

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                        8,658,681
    Foreign currency transactions                                     82,655
  Net change in unrealized appreciation/depreciation of:
    Investments                                                   (3,803,260)(a)
    Foreign currency denominated assets and liabilities               (3,796)
  Net gain on investment and foreign currency transactions         4,934,280

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  5,904,017


(a)  Net of accrued foreign capital gains taxes of $20,472.

     See Notes to Financial Statements.


8


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED     YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                  (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                         $      969,737   $      704,674
  Net realized gain on investment and
    foreign currency transactions                    8,741,336        4,905,337
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities              (3,807,056)       7,379,925
  Net increase in net assets from
    operations                                       5,904,017       12,989,936

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                           (654,473)        (185,286)
    Class B                                           (210,045)         (63,431)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                           (436,315)              -0-
    Class B                                           (172,059)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                      12,038,598       15,212,895
  Total increase                                    16,469,723       27,954,114

NET ASSETS
  Beginning of period                               83,652,585       55,698,471
  End of period (including undistributed
    net investment income of $720,899
    and $615,680, respectively)                 $  100,122,308   $   83,652,585


See Notes to Financial Statements.


9


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Growth Portfolio (the "Portfolio"), formerly AllianceBernstein Worldwide Privatization Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek long-term capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


11


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $215,189, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   54,207,475   $   39,585,961
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $   21,803,234
Gross unrealized depreciation                                        (2,223,053)
Net unrealized appreciation                                      $   19,580,181

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              889,476       878,813   $  23,807,594   $  19,401,201
Shares issued
  in reinvestment
  of dividends and
  distributions           43,131         9,159       1,090,788         185,286
Shares redeemed         (571,675)     (521,594)    (14,865,983)    (11,132,269)
Net increase             360,932       366,378   $  10,032,399   $   8,454,218

CLASS B
Shares sold              282,154       492,423   $   7,462,746   $  10,378,684
Shares issued
  in reinvestment
  of dividends and
  distributions           15,175         3,146         382,104          63,431
Shares redeemed         (220,226)     (172,820)     (5,838,651)     (3,683,438)
Net increase              77,103       322,749   $   2,006,199   $   6,758,677


13


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      248,717   $       90,868
Total taxable distributions                        248,717           90,868
Total distributions paid                    $      248,717   $       90,868

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      856,676
Undistributed long term capital gain                                604,300
Unrealized appreciation/(depreciation)                           23,066,420(b)
Total accumulated earnings/(deficit)                         $   24,527,396

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $4,331,381.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the


15


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYA GOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


17


INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003         2002        2001
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                 $24.27           $20.18       $16.28        $11.48        $12.18       $15.64

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (a)                .27              .25          .11(b)        .04           .07(b)       .20(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          1.62             3.94         3.83          4.91          (.56)       (2.82)
Net increase (decrease) in
  net asset value from
  operations                            1.89             4.19         3.94          4.95          (.49)       (2.62)

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.23)            (.10)        (.04)         (.15)         (.21)        (.03)
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                          (.15)              -0-          -0-           -0-           -0-        (.81)
Total dividends and
  Distributions                         (.38)            (.10)        (.04)         (.15)         (.21)        (.84)
Net asset value, end of period        $25.78           $24.27       $20.18        $16.28        $11.48       $12.18

TOTAL RETURN
Total investment return based
  on net asset value (c)                7.84%           20.84%       24.27%        43.46%        (4.19)%     (17.29)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $71,359          $58,438      $41,198       $34,302       $27,136      $37,411
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                  1.22%(d)(e)      1.41%        1.65%         2.17%         1.54%         .95%
  Expenses, before waivers
    and reimbursements                  1.22%(d)(e)      1.41%        1.81%         2.17%         1.98%        1.65%
  Net investment income                 2.03%(d)(e)      1.16%         .65%(b)       .34%          .61%(b)     1.50%(b)
Portfolio turnover rate                   41%              43%          60%           44%           46%          35%


See footnote summary on page 19.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                  ------------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -------------------------------------------------------------------
                                    (UNAUDITED)         2005         2004          2003          2002        2001
                                  ---------------  ------------  ------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $24.16           $20.11       $16.24        $11.47        $12.17       $15.62

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (a)                .22              .21          .07(b)        .02           .03(b)       .10(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          1.62             3.91         3.82          4.88          (.53)       (2.71)
Net increase (decrease) in
  net asset value from
  operations                            1.84             4.12         3.89          4.90          (.50)       (2.61)

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  income                                (.19)            (.07)        (.02)         (.13)         (.20)        (.03)
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                          (.15)              -0-          -0-           -0-           -0-        (.81)
Total dividends and
  Distributions                         (.34)            (.07)        (.02)         (.13)         (.20)        (.84)
Net asset value,
  end of period                       $25.66           $24.16       $20.11        $16.24        $11.47       $12.17

TOTAL RETURN
Total investment return based
  on net asset value (c)                7.65%           20.55%       23.97%        43.07%        (4.26)%     (17.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $28,763          $25,215      $14,501        $7,376        $3,609       $1,092
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                  1.47%(d)(e)      1.66%        1.90%         2.41%         1.79%        1.19%
  Expenses, before waivers
    and reimbursements                  1.47%(d)(e)      1.66%        2.06%         2.41%         2.23%        1.93%
  Net investment income                 1.70%(d)(e)       .95%         .41%(b)       .13%          .28%(b)      .80%(b)
Portfolio turnover rate                   41%              43%          60%           44%           46%          35%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(e)  Annualized.


19


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein International Growth Portfolio (the "Fund")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                        ADVISORY FEE
                    BASED ON % OF AVERAGE
CATEGORY              DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion      International Growth Portfolio
                  65 bp on next $2.5 billion
                  60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                              AS A %
                                                            OF AVERAGE
FUND                                     AMOUNT          DAILY NET ASSETS
-------------------------------------------------------------------------------
International Growth Portfolio           $69,000              0.16%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to February 1, 2006, the Fund was known as AllianceBernstein Worldwide Privatization Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                GROSS EXPENSE RATIO         FISCAL YEAR
-------------------------------------------------------------------------------
International Growth Portfolio        Class A  1.81%            December 31
                                      Class B  2.06%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                     FEE(4)
-------------------------------------------------------------------------------
Global Growth                                                   1.00%


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


21


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedules of the ACITM mutual funds with similar investment styles as the Fund are as follows:

FUND                            ACITM MUTUAL FUND(5)                  FEE
-------------------------------------------------------------------------------
International          Alliance Global Growth Opportunities          1.00%
Growth Portfolio                (Nikko/Chuo Mitsui)

                              Alliance Global Growth                 0.80%
                             Opportunities (Shinsei)(6)

                       Alliance Global Growth Opportunities          0.75%
                                    (Mitsui)(6)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                    EFFECTIVE        LIPPER
                                    MANAGEMENT       GROUP
FUND                                   FEE           MEDIAN         RANK
-------------------------------------------------------------------------------
International Growth Portfolio        0.750          0.911          2/14

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                      EXPENSE     LIPPER      LIPPER      LIPPER      LIPPER
                       RATIO     UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                  (%)(10)    MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
International
Growth Portfolio       1.646      1.044       41/43       1.153       12/14

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(5)  The name in parenthesis is the distributor of the fund.

(6)  The ACITM fund is not a retail fund.

(7) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                      12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
International Growth Portfolio                                  $25,192

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                               ADVISER
                                                             PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
International Growth Portfolio                                 $241,007

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(11) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

Although the Fund did not effect any brokerage transaction and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), during the Fund's recent fiscal year, the potential for such events exist. The Adviser represented that SCB's profitability from any business


(11) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


23


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the period ended September 30, 2005.

INTERNATIONAL GROWTH PORTFOLIO          GROUP              UNIVERSE
-------------------------------------------------------------------------------
1 year                                   1/14                1/43
3 year                                   1/14                2/43
5 year                                   3/13                4/35
10 year                                  1/10                2/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                  PERIODS ENDING SEPTEMBER 30, 2005
                                       ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                      SINCE
FUND                     1 YEAR     3 YEAR     5 YEAR    10 YEAR    INCEPTION
-------------------------------------------------------------------------------
INTERNATIONAL GROWTH
PORTFOLIO                 35.72      31.89      8.69      11.40       11.39

MSCI World-USA
Index (Net)               26.82      25.35      3.40       6.24        6.19


(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(15)  The performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


25



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006



> ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


    [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


GLOBAL BOND PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL               BEGINNING           ENDING        EXPENSES     ANNUALIZED
BOND               ACCOUNT VALUE     ACCOUNT VALUE    PAID DURING     EXPENSE
PORTFOLIO        JANUARY 1, 2006     JUNE 30, 2006       PERIOD*       RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                $1,000           $1,021.61         $4.76         0.95%
Hypothetical
  (5% return
  before expenses)    $1,000           $1,020.08         $4.76         0.95%

CLASS B
Actual                $1,000           $1,019.96         $6.06         1.21%
Hypothetical
  (5% return
  before expenses)    $1,000           $1,018.79         $6.06         1.21%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                 PERCENT OF
SECURITY TYPE                                U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Government Obligations                       $ 27,434,823            61.4%
Corporate Obligations                           7,105,836            16.0
Total Investments*                             34,540,659            77.4
Cash and receivables,
  net of liabilities                           10,106,480            22.6
Net Assets                                    $44,647,139           100.0%

* Excludes short-term investments.


2


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                 PRINCIPAL
                                                  AMOUNT
                                                    (000)          U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-77.4%

AUSTRALIA-1.7%
GOVERNMENT OBLIGATION-1.7%
Government of Australia
  6.00%, 2/15/17(a)                     AUD         1,001          $   756,340

BELGIUM-4.7%
GOVERNMENT OBLIGATION-4.7%
Kingdom of Belgium
  4.25%, 9/28/14(a)                     EUR           473              614,601
  5.50%, 3/28/28(a)                                 1,010            1,504,153
                                                                     2,118,754

CAYMAN ISLANDS-0.3%
ENERGY-0.3%
Yorkshire Power Finance
  7.25%, 8/04/28(a)                     GBP            65              142,376

DENMARK-1.2%
GOVERNMENT OBLIGATION-1.2%
Kingdom of Denmark
  6.00%, 11/15/09(a)                    DKK         2,980              545,924

FINLAND-1.1%
GOVERNMENT OBLIGATION-1.1%
Government of Finland
  5.375%, 7/04/13(A)                    EUR           360              499,882

GERMANY-14.7%
BANKING-4.8%
KFW Bankengruppe
  2.05%, 2/16/26(a)                     JPY        21,000              177,065
Landwirtschaftliche Rentenbank
  1.375%, 4/25/13(a)                              229,000            1,951,691
                                                                     2,128,756

GOVERNMENT OBLIGATION-9.9%
Deutschland Bundesrepublik
  4.75%, 7/04/34(a)                     EUR         1,083            1,478,562
  5.25%, 1/04/08(a)                                 2,247            2,944,735
                                                                     4,423,297
                                                                     6,552,053
JAPAN-18.0%
BANKING-0.4%
Development Bank of Japan
  2.30%, 3/19/26(a)                     JPY        20,000              169,567

GOVERNMENT OBLIGATIONS-17.6%
Government of Japan
  0.80%, 9/10/15(a)                     JPY       208,223            1,786,924
  1.00%, 6/20/13(a)                               233,450            1,947,669
  1.90%, 3/20/25(a)                               157,750            1,302,805
  2.50%, 12/21/20(a)                               81,800              747,038
Japan Finance Corp. for
  Municipal Enterprises
  1.55%, 2/21/12 (a)                              241,000            2,108,401
                                                                     7,892,837
                                                                     8,062,404

LUXEMBOURG-0.2%
INDUSTRIAL-0.2%
Tyco International Group, SA
  6.50%, 11/21/31(a)                    GBP            45               88,166

MEXICO-2.0%
BANKING-2.0%
Inter-American Development Bank
  9.50%, 6/16/15(a)                     MXP        10,000              872,920

NORWAY-2.9%
GOVERNMENT OBLIGATION-2.9%
Government of Norway
  6.00%, 5/16/11(a)                     NOK         7,418            1,286,667

SPAIN-4.5%
GOVERNMENT OBLIGATION-4.5%
Kingdom of Spain
  6.15%, 1/31/13(a)                     EUR         1,387            1,997,110

SWEDEN-4.4%
BANKING-0.5%
Swedbank
  5.75%, 12/31/49(a)(b)                 GBP           125              229,846

GOVERNMENT OBLIGATION-3.9%
Government of Sweden
  5.25%, 3/15/11(a)                     SEK        11,705            1,725,478
                                                                     1,955,324

UNITED KINGDOM-2.6%
BANKING-0.6%
Barclays Bank Plc
  5.75%, 9/14/26(a)                     GBP            75              145,959
National Westminster
  Bank Plc
  6.50%, 9/07/21(a)                                    50              103,058
                                                                       249,017


3


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)           U.S. $ VALUE
-------------------------------------------------------------------------------
COMMUNICATIONS-0.4%
British Telecommunications Plc
  5.75%, 12/07/28(a)                    GBP            25            $  43,720
Vodafone Group Plc
  5.90%, 11/26/32(a)                                   70              130,649
                                                                       174,369

GOVERNMENT OBLIGATION-1.2%
United Kingdom Treasury
  4.00%, 3/07/09(a)                                   290              525,478

INSURANCE-0.4%
Friends Provident Plc
  6.875%, 12/31/49(a)(b)                              100              195,943
                                                                     1,144,807

UNITED STATES-6.4%
CHEMICALS-0.4%
Pfizer, Inc.
  1.80%, 2/22/16(a)                     JPY        20,000              167,851

FINANCIAL-4.4%
Citigroup, Inc.
  4.625%, 8/03/10(a)                    USD           107              103,082
Genworth Financial, Inc.
  1.60%, 6/20/11(a)                     JPY        75,000              642,545
International Lease Finance Corp.
  3.50%, 4/01/09(a)                     USD           350              330,261
Pershing Road Development Co.
  5.631%, 9/01/26(a)(b)(c)                            660              660,000
SunTrust Bank
  Series CD
  5.358%, 6/02/09(a)(b)                               250              250,443
                                                                     1,986,331

RETAIL-1.6%
Wal-Mart Stores, Inc.
  4.55%, 5/01/13(a)                     USD           750              700,694
                                                                     2,854,876

U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-12.7%
Federal Home Loan Mortgage Corp.
  4.625%, 2/21/08(a)                                2,449            2,416,133
  4.75%, 1/19/16(a)                                 1,810            1,706,622
U.S. Treasury Bond
  4.50%, 2/15/36(a)                                   820              735,246
U.S. Treasury Note
  5.125%, 5/15/16                                     806              805,055
                                                                     5,663,056

Total Long-Term Investments
  (cost $34,757,735)                                                34,540,659

SHORT-TERM INVESTMENTS-21.5%
UNITED STATES-21.5%
TIME DEPOSITS-21.5%
Societe Generale
  5.281%, 7/03/06                                   9,000            9,000,000
The Bank of New York
  4.25%, 7/03/06                                      608              608,000

Total Short-Term Investments
  (cost $9,608,000)                                                  9,608,000

TOTAL INVESTMENTS-98.9%
  (cost $44,365,735)                                                44,148,659
Other assets less liabilities-1.1%                                     498,480

NET ASSETS-100%                                                   $ 44,647,139


4


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                        U.S. $
                           CONTRACT    VALUE ON        U.S. $      UNREALIZED
                            AMOUNT   ORIGINATION      CURRENT     APPRECIATION/
                             (000)       DATE          VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------
BUY CONTRACTS:

Australian Dollar,
  settling 7/14/06              538    $402,943     $  399,375     $  (3,568)
British Pound,
  settling 8/16/06              321     593,545        594,570         1,025
Canadian Dollar,
  settling 7/10/06            2,043   1,856,598      1,830,219       (26,379)
Canadian Dollar,
  settling 7/10/06              195     174,398        174,776           378
Canadian Dollar,
  settling 7/10/06            1,636   1,475,470      1,465,756        (9,714)
Danish Krone,
  settling 7/31/06            4,424     750,074        760,006         9,932
Euro,
  settling 7/18/06            5,564   7,180,308      7,124,287       (56,021)
Euro,
  settling 7/18/06            1,018   1,282,400      1,303,258        20,858
Euro,
  settling 8/22/06              780     988,886      1,001,044        12,158
Japanese Yen,
  settling 7/31/06          110,974     994,937        973,808       (21,129)
Japanese Yen,
  settling 7/31/06          349,337   3,055,460      3,065,458         9,998
Japanese Yen,
  settling 7/31/06           95,619     836,331        839,061         2,730
Norwegian Krone,
  settling 7/27/06              841     137,957        135,368        (2,589)

SALE CONTRACTS:

Australian Dollar,
  settling 7/14/06              250     185,000        185,838          (838)
Australian Dollar,
  settling 7/14/06              238     174,009        176,791        (2,782)
Canadian Dollar,
  settling 7/10/06              833     750,000        746,467         3,533
Danish Krone,
  settling 7/31/06            2,682     460,930        460,793           137
Japanese Yen,
  settling 7/31/06          271,866   2,375,000      2,385,648       (10,648)
Mexican Peso,
  settling 7/24/06           10,255     892,620        903,243       (10,623)
Norwegian Krone,
  settling 7/27/06            8,152   1,311,979      1,311,851           128
Swedish Krona,
  settling 8/28/06            8,645   1,183,100      1,207,063       (23,963)

(a) Positions, or portion thereof, with an aggregate market value of $30,990,846 have been segregated to collateralize forward exchange currency contracts.

(b) Floating rate security. Stated interest rate was in effect at June 30, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of this security amounted to $660,000 or 1.5% of net assets.

     Currency Abbreviations:

     AUD  -  Australian Dollar
     DKK  -  Danish Krone
     EUR  -  Euro
     GBP  -  British Pound
     JPY  -  Japanese Yen
     MXP  -  Mexican Peso
     NOK  -  Norwegian Krone
     SEK  -  Swedish Krona
     USD  -  United States Dollar

     See Notes to Financial Statements.


5


GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $44,365,735)                                           $  44,148,659
  Foreign cash, at value (cost $630,557)                               640,739
  Unrealized appreciation of forward exchange
    currency contracts                                                  60,877
  Receivable for investment securities sold and
    foreign currency contracts                                         974,082
  Interest receivable                                                  512,935
  Receivable for capital stock sold                                      7,112
  Total assets                                                      46,344,404

LIABILITIES
  Due to custodian                                                      17,496
  Unrealized depreciation of forward exchange
    currency contracts                                                 168,254
  Payable for investment securities purchased and
    foreign currency contracts                                       1,157,190
  Payable for capital stock redeemed                                   232,278
  Advisory fee payable                                                  19,854
  Administrative fee payable                                            19,607
  Distribution fee payable                                               2,767
  Transfer agent fee payable                                               119
  Accrued expenses                                                      79,700
  Total liabilities                                                  1,697,265

NET ASSETS                                                       $  44,647,139

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       3,969
  Additional paid-in capital                                        46,516,339
  Distributions in excess of net investment income                    (933,259)
  Accumulated net realized loss on investment and
    foreign currency transactions                                     (634,774)
  Net unrealized depreciation of investments and
    foreign currency denominated
    assets and liabilities                                            (305,136)
                                                                 $  44,647,139

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                      SHARES         NET ASSET
CLASS                                NET ASSETS    OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                                   $32,037,367      2,840,821        $11.28
B                                   $12,609,772      1,127,723        $11.18

See Notes to Financial Statements.


6


GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $4,125)               $   980,678

EXPENSES
  Advisory fee                                                         129,787
  Distribution fee--Class B                                             16,182
  Transfer agency--Class A                                               1,198
  Transfer agency--Class B                                                 349
  Custodian                                                             67,572
  Administrative                                                        39,000
  Audit                                                                 20,248
  Printing                                                              16,521
  Legal                                                                  1,835
  Directors' fees                                                          638
  Miscellaneous                                                          2,314
  Total expenses                                                       295,644
  Net investment income                                                685,034

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           (300,738)
    Foreign currency transactions                                    1,041,875
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       (230,104)
    Foreign currency denominated assets and liabilities                 (9,354)
  Net gain on investment and foreign currency transactions             501,679

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,186,713

See Notes to Financial Statements.


7


GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   JUNE 30, 2006   DECEMBER 31,
                                                    (UNAUDITED)        2005
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                           $    685,034    $  1,494,560
  Net realized gain on investment and
  foreign currency transactions                        741,137       1,454,072
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated
    assets and liabilities                            (239,458)     (8,296,666)
  Net increase (decrease) in net
    assets from operations                           1,186,713      (5,348,034)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                           (711,741)     (4,802,045)
    Class B                                           (169,417)     (1,253,227)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                           (394,552)       (612,506)
    Class B                                           (112,945)       (163,892)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          (15,579,825)      2,568,218
  Total decrease                                   (15,781,767)     (9,611,486)

NET ASSETS
  Beginning of period                               60,428,906      70,040,392
  End of period (including distributions
    in excess of net investment income
    of ($933,259) and ($737,135),
    respectively)                                 $ 44,647,139    $ 60,428,906

See Notes to Financial Statements.


8


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Bond Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


9


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services,Inc. (prior to February 24, 2006 known as AllianceBernstein Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                             PURCHASES             SALES
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $ 37,132,035        $ 54,649,774
U.S. government securities                    5,764,808          10,684,824

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $ 486,296
Gross unrealized depreciation                                      (703,372)
Net unrealized depreciation                                      $ (217,076)

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


11


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
Shares sold              106,825       428,291    $  1,208,894     $ 5,453,556
Shares issued in
  reinvestment of
  dividends and
  distributions           97,643       456,924       1,106,293       5,414,551
Shares redeemed       (1,554,962)     (807,173)    (17,546,196)     (9,844,716)
Net increase
  (decrease)          (1,350,494)       78,042   $ (15,231,009)    $ 1,023,391

CLASS B
Shares sold               67,554       218,798   $     766,302     $ 2,764,083
Shares issued in
  reinvestment of
  dividends and
  distributions           25,144       120,606         282,362       1,417,119
Shares redeemed         (123,549)     (217,005)     (1,397,480)     (2,636,375)
Net increase
  (decrease)             (30,851)      122,399   $    (348,816)    $ 1,544,827


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $ 6,174,320         $ 4,585,985
  Net long-term capital gains                   657,350             649,202
Total distributions paid                    $ 6,831,670         $ 5,235,187

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  1,241,991
Undistributed long term capital gains                               130,525
Accumulated capital and other losses                             (3,058,866)(a)
Unrealized appreciation/(depreciation)                               15,123(b)
Total accumulated earnings/(deficit)                           $ (1,671,227)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $1,265,121, all of which expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Strategic Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $126,701. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October capital losses of $99,968 and foreign currency losses of $826,487. For the year ended December 31, 2005, the Portfolio deferred losses on straddles of $867,290.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.


13


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of


15


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


16


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006    ---------------------------------------------------------------
                                            (UNAUDITED)         2005         2004         2003         2002       2001(a)
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.32          $13.63       $13.50       $12.63       $10.93       $10.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .14             .28          .25(c)       .25          .25          .35
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .10           (1.26)         .93         1.40         1.58         (.38)
Net increase (decrease) in net asset
  value from operations                          .24            (.98)        1.18         1.65         1.83         (.03)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)          (1.18)        (.78)        (.78)        (.13)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.10)           (.15)        (.27)          -0-          -0-          -0-
Total dividends and distributions               (.28)          (1.33)       (1.05)        (.78)        (.13)          -0-
Net asset value, end of period                $11.28          $11.32       $13.63       $13.50       $12.63       $10.93

TOTAL RETURN
Total investment return based on
  net asset value (d)                           2.16%          (7.65)%       9.63%       13.26%       16.91%        (.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $32,037         $47,443      $56,043      $58,658      $56,137      $48,221
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%(e)(f)      .87%         .88%        1.15%        1.17%        1.07%
  Expenses, before waivers
    and reimbursements                           .95%(e)(f)      .87%        1.02%        1.15%        1.17%        1.07%
  Net investment income                         2.44%(e)(f)     2.30%        1.93%(c)     1.93%        2.18%        3.28%
Portfolio turnover rate                           85%            148%         107%         197%         220%         101%

See footnote summary on page 18


17


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                CLASS B
                                           --------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006    ---------------------------------------------------------------
                                            (UNAUDITED)         2005         2004         2003         2002       2001(a)
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.21          $13.51       $13.40       $12.54       $10.86       $10.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .12             .25          .22(c)       .21          .22          .32
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .10           (1.25)         .91         1.41         1.57         (.38)
Net increase (decrease) in net asset
  value from operations                          .22           (1.00)        1.13         1.62         1.79         (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)          (1.15)        (.75)        (.76)        (.11)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.10)           (.15)        (.27)          -0-          -0-          -0-
Total dividends and distributions               (.25)          (1.30)       (1.02)        (.76)        (.11)          -0-
Net asset value, end of period                $11.18          $11.21       $13.51       $13.40       $12.54       $10.86

TOTAL RETURN
Total investment return based on
  net asset value (d)                           2.00%          (7.87)%       9.33%       13.08%       16.59%        (.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period,
  (000's omitted)                            $12,610         $12,986      $13,997      $11,399       $8,507       $7,150
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.21%(e)(f)     1.12%        1.13%        1.40%        1.42%        1.32%
  Expenses, before waivers
    and reimbursements                          1.21%(e)(f)     1.12%        1.27%        1.40%        1.42%        1.32%
  Net investment income                         2.21%(e)(f)     2.05%        1.72%(c)     1.66%        1.92%        3.00%
Portfolio turnover rate                           85%            148%         107%         197%         220%         101%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.


18


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Bond Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.     Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                              ADVISORY FEE
                          BASED ON % OF AVERAGE
CATEGORY                     DAILY NET ASSETS                  FUND
-------------------------------------------------------------------------------
Low Risk                 45 bp on 1st $2.5 billion          Global Bond
  Income                 40 bp on next $2.5 billion         Portfolio
                         35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                     AS A % OF AVERAGE
FUND                                    AMOUNT        DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Bond Portfolio                  $ 69,000             0.10%

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


19


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                              GROSS EXPENSE RATIO          FISCAL YEAR
-------------------------------------------------------------------------------
Global Bond Portfolio               Class A  1.02%             December 31
                                    Class B  1.27%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                                                                EFFECTIVE
                         NET ASSETS        ALLIANCE              ALLIANCE
                          09/30/05       INSTITUTIONAL         INSTITUTIONAL
FUND                       ($MIL)         FEE SCHEDULE          ADVISORY FEE
-------------------------------------------------------------------------------
Global Bond Portfolio      $63.8      Global Fixed                  0.207%
                                      Income Schedule
                                      50 bp on 1st $20 m
                                      35 bp on next $20 m
                                      30 bp on next $20 m
                                      25 bp on the balance
                                      MINIMUM ACCOUNT SIZE $20 m

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                                 FEE(3)
-------------------------------------------------------------------------------
Fixed Income                                                 0.65%

(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                                ACITM MUTUAL FUND(4)                 FEE
-------------------------------------------------------------------------------
Global Bond Portfolio          Alliance Global Bond Fund (Meiji)         0.54%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                     EFFECTIVE         LIPPER
                                     MANAGEMENT         GROUP
FUND                                    FEE            MEDIAN           RANK
-------------------------------------------------------------------------------
Global Bond Portfolio                   0.450           0.766            1/9

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                      LIPPER      LIPPER     LIPPER     LIPPER
                        EXPENSE      UNIVERSE    UNIVERSE     GROUP      GROUP
FUND                  RATIO (%)(8)   MEDIAN (%)    RANK     MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Global Bond Portfolio     0.881         0.978       5/13      0.978       3/9

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

(4)    The name in parenthesis is the distributor of the fund.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)    Most recent fiscal year end Class A share total expense ratio.


21


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                               12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Global Bond Portfolio                                     $32,164

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                          ADVISER
                                                        PAYMENTS TO
FUND                                                       ABIRM
-------------------------------------------------------------------------------
Global Bond Portfolio                                     $31,552

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the

(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

GLOBAL BOND PORTFOLIO                                 GROUP         UNIVERSE
-------------------------------------------------------------------------------
1 year                                                 9/9            13/13
3 year                                                 9/9            11/13
5 year                                                 8/9             9/13
10 year                                                4/6             8/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                     PERIODS ENDING SEPTEMBER 30, 2005
                                            ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                1         3        5        10       SINCE
FUND                           YEAR      YEAR     YEAR     YEAR    INCEPTION
-------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO          1.81      6.64     7.34     5.20       6.15
S&P/Citigroup World Govt.
Bond Index
(unhedged in USD)              3.02      8.04     8.23     5.50       7.44

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

(10)   The performance rankings are for the Class A shares of the Fund.

(11)   The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)   The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


23



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING           ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
GLOBAL DOLLAR GOVERNMENT PORTFOLIO           JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
----------------------------------           ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $  993.33          $8.40              1.70%
Hypothetical (5% return before expenses)          $1,000           $1,016.36          $8.50              1.70%

CLASS B
Actual                                            $1,000           $  992.26          $9.68              1.96%
Hypothetical (5% return before expenses)          $1,000           $1,015.08          $9.79              1.96%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SECURITY TYPE BREAKDOWN
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Sovereign Debt Obligations                       $ 21,642,412          79.5%
Corporate Debt Obligations                          3,664,135          13.5
                                                 ------------         -----
Total Investments*                                 25,306,547          93.0
Cash and receivables, net of liabilities            1,916,075           7.0
                                                 ------------         -----
Net Assets                                       $ 27,222,622         100.0%


*    Excludes short-term investments.


2


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-79.5%
ARGENTINA-4.8%
Republic of Argentina
  3.97%, 12/31/33                                    $    297      $    264,518
  4.889%, 8/03/12 (a)                                   1,023           945,053
  Series V
  7.00%, 3/28/11                                           95            88,155
                                                                   ------------
                                                                      1,297,726
BRAZIL-13.7%
Federal Republic of Brazil
  7.125%, 1/20/37                                         833           783,020
  8.00%, 1/15/18                                           37            38,388
  8.25%, 1/20/34                                          991         1,040,549
  8.875%, 10/14/19-4/15/24                                652           718,040
  11.00%, 8/17/40                                         917         1,137,079
                                                                   ------------
                                                                      3,717,076
BULGARIA-0.4%
Republic of Bulgaria
  8.25%, 1/15/15 (b)                                       94           105,891

COLOMBIA-2.3%
Republic of Colombia
  10.75%, 1/15/13                                          88           103,312
  11.75%, 2/25/20                                         402           525,615
                                                                   ------------
                                                                        628,927
COSTA RICA-0.4%
Republic of Costa Rica
  8.05%, 1/31/13 (b)                                       47            49,350
  8.11%, 2/01/12 (b)                                       57            59,993
                                                                   ------------
                                                                        109,343
DOMINICAN REPUBLIC-0.2%
Dominican Republic
  9.50%, 9/27/11 (b)                                       57            59,678

ECUADOR-2.2%
Republic of Ecuador
  9.00%, 8/15/30 (b)(c)                                   605           583,528

EL SALVADOR-1.1%
Republic of El Salvador
  7.625%, 9/21/34 (b)                                      72            74,520
  7.65%, 6/15/35 (b)                                      107           103,790
  8.50%, 7/25/11 (b)                                      100           108,250
                                                                   ------------
                                                                        286,560
INDONESIA-1.6%
Republic of Indonesia
  6.75%, 3/10/14 (b)                                      260           253,500
  7.25%, 4/20/15 (b)                                       59            58,499
  8.50%, 10/12/35 (b)                                     122           130,540
                                                                   ------------
                                                                        442,539
JAMAICA-0.2%
Government of Jamaica
  10.625%, 6/20/17                                         55            59,675

LEBANON-1.2%
Lebanese Republic
  7.875%, 5/20/11 (b)                                      75            76,313
  10.125%, 8/06/08 (b)                                    207           219,420
  11.625%, 5/11/16 (b)                                     33            40,838
                                                                   ------------
                                                                        336,571
MALAYSIA-1.1%
Malaysia
  8.75%, 6/01/09                                          280           301,032

MEXICO-14.0%
United Mexican States
  7.50%, 1/14/12                                          225           238,500
  8.125%, 12/30/19                                      1,035         1,169,549
  11.375%, 9/15/16                                        364           494,130
  Series A
  6.375%, 1/16/13                                          42            42,105
  6.75%, 9/27/34                                          110           106,975
  8.00%, 9/24/22                                        1,073         1,193,712
  9.875%, 2/01/10                                         503           565,875
                                                                   ------------
                                                                      3,810,846
NIGERIA-1.8%
Central Bank of Nigeria
  Series WW
  6.25%, 11/15/20 (c)                                     500           498,150

PANAMA-2.6%
Republic of Panama
  6.70%, 1/26/36                                          305           270,383
  7.125%, 1/29/26                                         173           166,945
  7.25%, 3/15/15                                           18            18,180
  8.875%, 9/30/27                                          39            43,836
  9.375%, 7/23/12-4/01/29                                  53            60,720
  9.625%, 2/08/11                                         134           148,070
                                                                   ------------
                                                                        708,134
PERU-2.5%
Republic of Peru
  8.375%, 5/03/16                                         174           186,180
  8.75%, 11/21/33                                         443           486,193
  9.875%, 2/06/15                                           4             4,680
                                                                   ------------
                                                                        677,053
PHILIPPINES-6.1%
Republic of Philippines
  7.75%, 1/14/31                                          162           160,380
  8.25%, 1/15/14                                          296           307,100
  8.375%, 2/15/11                                          11            11,385
  8.875%, 3/17/15                                         246           263,589
  9.00%, 2/15/13                                          300           314,250
  9.50%, 2/02/30                                          107           122,515
  9.875%, 1/15/19                                         125           144,063
  10.625%, 3/16/25                                        280           345,800
                                                                   ------------
                                                                      1,669,082


3


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
RUSSIA-12.3%
Russia Ministry of Finance
  Series V
  3.00%, 5/14/08                                    $   1,755      $  1,656,017
  Series VII
  3.00%, 5/14/11                                          160           137,200
Russian Federation
  5.00%, 3/31/30 (b)(c)                                 1,140         1,213,301
  11.00%, 7/24/18 (b)                                     240           330,600
                                                                   ------------
                                                                      3,337,118
TURKEY-4.5%
Republic of Turkey
  6.875%, 3/17/36                                         427           354,410
  7.00%, 6/05/20                                          450           401,625
  7.375%, 2/05/25                                         116           104,400
  8.00%, 2/14/34                                           30            28,200
  11.00%, 1/14/13                                         195           220,643
  11.875%, 1/15/30                                         93           126,387
                                                                   ------------
                                                                      1,235,665
UKRAINE-0.6%
Government of Ukraine
  6.875%, 3/04/11 (b)                                     113           109,328
  11.00%, 3/15/07 (b)                                      60            60,846
                                                                   ------------
                                                                        170,174
URUGUAY-1.3%
Republic of Uruguay
  5.875%, 1/15/33 (d)                                     136           122,715
  7.50%, 3/15/15                                           29            27,768
  9.25%, 5/17/17                                          200           214,300
                                                                   ------------
                                                                        364,783
VENEZUELA-4.6%
Republic of Venezuela
  5.75%, 2/26/16                                           88            78,320
  6.09%, 4/20/11 (a)(b)                                    80            79,800
  7.00%, 12/01/18 (b)                                     105            99,750
  10.75%, 9/19/13                                         662           789,766
  13.625%, 8/15/18                                        137           195,225
                                                                   ------------
                                                                      1,242,861
Total Sovereign Debt Obligations
  (cost $21,415,855)                                                 21,642,412

CORPORATE DEBT OBLIGATIONS-13.5%
BRAZIL-0.4%
PF Export Receivables Master Trust
  6.436%, 6/01/15 (b)                                     109           108,917

EL SALVADOR-0.3%
Aes El Salvador Trust
  6.75%, 2/01/16 (b)                                      100            92,125

GERMANY-2.9%
Aries Vermogensverwltng
  9.60%, 10/25/14 (b)                                     500           620,900
Citigroup (JSC Severstal)
  9.25%, 4/19/14 (b)                                       68            70,543
Kyivstar
  7.75%, 4/27/12 (b)                                      100            96,375
                                                                   ------------
                                                                        787,818
HONG KONG-0.3%
Noble Group Ltd.
  6.625%, 3/17/15 (b)                                     100            86,686

INDONESIA-0.6%
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                        150           159,188

JAMAICA-0.4%
Digicel Ltd.
  9.25%, 9/01/12 (b)                                      100           104,500

KAZAKHSTAN-0.4%
Kazkommerts International BV
  8.50%, 4/16/13 (b)                                      100           102,500

LUXEMBOURG-0.1%
Mobile Telesystems Finance
  9.75%, 1/30/08 (b)                                       25            25,655

MEXICO-1.2%
America Movil, SA de CV
  6.375%, 3/01/35                                          26            22,555
Monterrey Power, SA De C.V.
  9.625%, 11/15/09 (b)                                     45            48,671
Pemex Project Funding Master Trust
  8.00%, 11/15/11                                         250           264,375
                                                                   ------------
                                                                        335,601
PEOPLES REPUBLIC OF CHINA-0.4%
Choada Modern Agriculture
  7.75%, 2/08/10 (b)                                      112           110,320

PERU-0.4%
Southern Copper Corp.
  6.375%, 7/27/15                                         100            95,602

ROMANIA-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10                                         100           113,250

RUSSIA-5.3%
Evraz Group, SA
  8.25%, 11/10/15 (b)                                     100            97,250
Gazprom OAO
  9.625%, 3/01/13 (b)                                     830           947,566
Gazstream, SA
  5.625%, 7/22/13 (b)                                     141           136,754
Mobile Telesystems Finance
  9.75%, 1/30/08 (b)                                      100           103,125


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Russian Standard Finance
  7.50%, 10/07/10 (b)                                $    100      $     93,250
Tyumen Oil
  11.00%, 11/06/07 (b)                                     55            57,778
                                                                   ------------
                                                                      1,435,723
UKRAINE-0.4%
Kyivstar
  10.375%, 8/17/09 (b)                                    100           106,250

Total Corporate Debt Obligations
  (cost $3,684,276)                                                   3,664,135

SHORT-TERM INVESTMENT-2.6%
TIME DEPOSIT-2.6%
The Bank of New York
  4.25%, 7/03/06
  (cost $720,000)                                         720           720,000

TOTAL INVESTMENTS-95.6%
  (cost $25,820,131)                                                 26,026,547
Other assets less liabilities-4.4%                                    1,196,075

NET ASSETS-100%                                                    $ 27,222,622


CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D)

                                 NOTIONAL                                  UNREALIZED
SWAP COUNTERPARTY &               AMOUNT     INTEREST     TERMINATION     APPRECIATION/
REFERENCED OBLIGATION              (000)       RATE          DATE        (DEPRECIATION)
-------------------------------------------------------------------------------------------
BUY CONTRACTS:

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                     150        3.02%        1/20/10        $(10,390)

Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                       75        0.50        11/26/13             756

JPMorgan Chase & Co.
Republic of Hungary
4.75%, 2/03/15                      330        0.30        10/20/15          10,036

SALE CONTRACTS:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                     609        1.98         4/20/07          10,619

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                     600        3.09         8/20/10          42,315

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                     250        1.13         1/20/07           2,473

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                    130        4.95         3/20/09          12,689

Credit Suisse First Boston
Federal Republic of Brazil
12.25%, 3/06/30                     175        6.90         6/20/07          11,434

Credit Suisse First Boston
Federal Republic of Venezuela
9.25%, 9/15/27                      520        3.17        10/20/15          25,431

Deutche Bank AG London
Federal Republic of Brazil
12.25%, 3/06/30                     609        1.90         4/20/07          10,133

Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                     160        3.80         8/20/06           3,011


5


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D) (CONTINUED)

                                 NOTIONAL                                  UNREALIZED
SWAP COUNTERPARTY &               AMOUNT     INTEREST     TERMINATION     APPRECIATION/
REFERENCED OBLIGATION              (000)       RATE          DATE        (DEPRECIATION)
-------------------------------------------------------------------------------------------
SALE CONTRACTS (CONTINUED):

JP Morgan Chase & Co.
OAO Gazprom
9.125%, 4/25/07                     360        1.04%       10/20/10         $(1,856)
OAO Gazprom
10.5%, 10/21/09
OAO Gazprom
7.8%, 9/27/10
OAO Gazprom
9.625%, 3/01/13
OAO Gazprom
5.875%, 6/01/15
OAO Gazprom
8.625%, 4/28/14
Puttable on 4/28/14



(a) Floating rate security. Stated interest rate was in effect at June 30, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $6,826,900 or 25.1% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2006.

(d)  PIK (Paid-In-Kind) Payments.

     See Notes to Financial Statements.


6


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $25,820,131)           $ 26,026,547
  Unrealized appreciation of swap contracts                             128,897
  Receivable for investment securities sold                             641,410
  Interest receivable                                                   577,949
  Receivable for capital stock sold                                       9,466
  Total assets                                                       27,384,269

LIABILITIES
  Due to custodian                                                       31,272
  Unrealized depreciation of swap contracts                              12,246
  Custodian fee payable                                                  40,688
  Audit fee payable                                                      22,053
  Administrative fee payable                                             19,607
  Advisory fee payable                                                   12,104
  Payable for capital stock redeemed                                      2,920
  Distribution fee payable                                                1,178
  Transfer agent fee payable                                                123
  Accrued expenses                                                       19,456
  Total liabilities                                                     161,647

NET ASSETS                                                         $ 27,222,622

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      2,122
  Additional paid-in capital                                         25,367,789
  Undistributed net investment income                                   765,551
  Accumulated net realized gain on investment transactions              764,093
  Net unrealized appreciation of investments                            323,067
                                                                   $ 27,222,622


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES         NET ASSET
CLASS                          NET ASSETS        OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                             $21,865,671         1,703,434         $12.84
B                             $ 5,356,951           418,573         $12.80


See Notes to Financial Statements.


7


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                         $  1,019,852

EXPENSES
  Advisory fee                                                           71,595
  Distribution fee--Class B                                               6,909
  Transfer agency--Class A                                                  635
  Transfer agency--Class B                                                  153
  Custodian                                                             104,236
  Administrative                                                         39,000
  Audit                                                                  20,248
  Printing                                                                7,633
  Legal                                                                     757
  Directors' fees                                                           638
  Miscellaneous                                                           1,016
  Total expenses before interest expense                                252,820
  Interest expense                                                          181
  Total expenses                                                        253,001
  Net investment income                                                 766,851

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                             894,676
    Swap contracts                                                      (89,853)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      (1,891,426)
    Swap contracts                                                      118,984
  Net loss on investment transactions                                  (967,619)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $   (200,768)


See Notes to Financial Statements.


8


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED
                                                    JUNE 30,       YEAR ENDED
                                                     2006         DECEMBER 31,
                                                 (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $      766,851   $    1,601,867
  Net realized gain on investment
    transactions                                       804,823        1,358,958
  Net change in unrealized
    appreciation/depreciation
    of investments                                  (1,772,442)        (466,055)
  Net increase (decrease) in net
    assets from operations                            (200,768)       2,494,770

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,319,149)      (1,361,063)
    Class B                                           (305,782)        (330,495)
  Net realized gain on investment
    transactions
    Class A                                         (1,040,768)      (1,031,497)
    Class B                                           (251,506)        (258,602)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       1,885,594        1,030,988
  Total increase (decrease)                         (1,232,379)         544,101

NET ASSETS
  Beginning of period                               28,455,001       27,910,900
  End of period (including
    undistributed net investment
    income of $765,551 and
    $1,623,631, respectively)                   $   27,222,622   $   28,455,001


See Notes to Financial Statements.


9


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average


11


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $    7,733,809   $    8,982,498
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation                                    $      739,288
Gross unrealized depreciation                                          (532,872)
Net unrealized appreciation                                      $      206,416

1. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not per-


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.
For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

2. SWAP AGREEMENTS

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


13


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

At June 30, 2006, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,413,000, with net unrealized appreciation of $116,249 and terms ranging from 2 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Portfolio had Buy Contracts outstanding with a Notional Amount of $150,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $3,263,000 as of June 30, 2006.

3. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2006, the average amount of reverse repurchase agreements outstanding was $34,466 and the daily weighted average interest rate was 1.50%.

NOTE E: CAPITAL STOCK

Each class consist of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              261,975       351,062   $   3,790,809   $   4,999,771
Shares issued
  in reinvestment
  of dividends and
  distributions          182,798       177,358       2,359,917       2,392,560
Shares redeemed         (341,940)     (478,486)     (4,840,789)     (6,879,459)
Net increase             102,833        49,934   $   1,309,937   $     512,872

CLASS B
Shares sold               27,221       106,971   $     394,057   $   1,536,498
Shares issued
  in reinvestment
  of dividends and
  distributions           43,267        43,799         557,288         589,098
Shares redeemed          (26,706)     (113,663)       (375,688)     (1,607,480)
Net increase              43,782        37,107   $     575,657   $     518,116


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    1,800,375   $    1,944,913
  Net long-term capital gains                    1,181,282               -0-
Total taxable distributions                      2,981,657        1,944,913
Total distributions paid                    $    2,981,657   $    1,944,913


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    1,856,729
Undistributed long-term capital gains                             1,053,443
Unrealized appreciation/(depreciation)                            2,060,512(a)
Total accumulated earnings/(deficit)                         $    4,970,684

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund


15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


17


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


18


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                  -----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                             YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   ------------------------------------------------------------------
                                    (UNAUDITED)        2005         2004(a)        2003         2002       2001(b)
                                  ---------------  ------------  ------------  ------------  ---------  -------------
Net asset value,
  beginning of period                 $14.42           $14.79       $14.53        $11.43        $10.63       $10.76

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (c)                .39              .84          .86(d)        .95           .94(d)      1.11(d)
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.48)             .46          .45          2.83           .70         (.10)
Net increase (decrease) in net
  asset value from operations           (.09)            1.30         1.31          3.78          1.64         1.01

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.83)            (.95)       (1.05)         (.68)         (.84)       (1.14)
Distributions from net realized
  gain on investment
  transactions                          (.66)            (.72)          -0-           -0-           -0-          -0-
Total dividends and
  Distributions                        (1.49)           (1.67)       (1.05)         (.68)         (.84)       (1.14)
Net asset value, end of period        $12.84           $14.42       $14.79        $14.53        $11.43       $10.63

TOTAL RETURN
Total investment return based
  on net asset value (e)                (.67)%           9.62%       10.12%        33.41%        16.14%        9.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $21,866          $23,073      $22,932       $26,433       $22,198      $11,249
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                      1.70%(f)(g)      1.69%        1.76%         1.90%         1.40%         .95%
  Expenses, before waivers and
    reimbursements                      1.70%(f)(g)      1.69%        1.93%         1.90%         2.00%        2.37%
  Expenses, before waivers and
    reimbursements excluding
    interest expense                    1.70%(f)(g)      1.68%        1.92%         1.88%         2.00%        2.37%
  Net investment income                 5.42%(f)(g)      5.83%        6.07%(d)      7.20%         8.83%(d)    10.63%(d)
Portfolio turnover rate                   29%              91%         188%          150%          142%         176%


See footnote summary on page 20.


19


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS B
                                  ------------------------------------------------------------------------
                                    SIX MONTHS                                                  JULY 22,
                                       ENDED                YEAR ENDED DECEMBER 31,            2002(h) TO
                                   JUNE 30, 2006   ----------------------------------------   DECEMBER 31,
                                    (UNAUDITED)         2005        2004(a)        2003          2002
                                  ---------------  ------------  ------------  ------------  -------------
Net asset value,
  beginning of period                 $14.36           $14.74       $14.51        $11.42        $10.20

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (c)                .37              .80          .82(d)        .88           .35(d)
Net realized and unrealized
  gain (loss) on investment
  transactions(.47)                      .46              .45         2.89           .87
Net increase (decrease) in net
  asset value from operations           (.10)            1.26         1.27          3.77          1.22

LESS: DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment
  Income                                (.80)            (.92)       (1.04)         (.68)           -0-
Distributions from net realized
  gain on investment
  transactions                          (.66)            (.72)          -0-           -0-           -0-
Total dividends and
  Distributions                        (1.46)           (1.64)       (1.04)         (.68)           -0-
Net asset value, end of period        $12.80           $14.36       $14.74        $14.51        $11.42

TOTAL RETURN
Total investment return based
  on net asset value (e)                (.77)%           9.35%        9.81%        33.34%        11.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $5,357           $5,382       $4,979        $3,162          $226
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                      1.96%(f)(g)      1.93%        2.07%         2.14%         1.63%(g)
  Expenses, before waivers and
    reimbursements                      1.96%(f)(g)      1.93%        2.24%         2.14%         1.99%(g)
  Expenses, before waivers and
    reimbursements excluding
    interest expense                    1.96%(f)(g)      1.93%        2.23%         2.12%         1.99%(g)
  Net investment income                 5.17%(f)(g)      5.60%        5.74%(d)      6.67%         9.12%(d)(g)
Portfolio turnover rate                   29%              91%         188%          150%          142%


(a) As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by 0.17% for Class A and B respectively.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share, and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distribution.


20


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Dollar Government Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplate eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                           ADVISORY FEE
                      BASED ON % OF AVERAGE
CATEGORY                DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
High Income         50 bp on 1st $2.5 billion        Global Dollar Government
                    45 bp on next $2.5 billion       Portfolio
                    40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                 AS A %
                                                               OF AVERAGE
FUND                                        AMOUNT          DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Dollar Government Portfolio          $69,000              0.25%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


21


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                   GROSS EXPENSE RATIO       FISCAL YEAR
-------------------------------------------------------------------------------
Global Dollar Government Portfolio        Class A  1.92%         December 31
                                          Class B  2.23%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                  NET ASSETS                               EFFECTIVE ALLIANCE
                   09/30/05      ALLIANCE INSTITUTIONAL       INSTITUTIONAL
FUND                ($MIL)           FEE SCHEDULE             ADVISORY FEE
-------------------------------------------------------------------------------
Global Dollar       $28.9        Emerging Market                  0.604%
Government                       Debt Schedule
Portfolio                        65 bp on 1st $20 m
                                 50 bp on next $20 m
                                 40 bp on next $20 m
                                 35 bp on the balance
                                 Minimum account size $20 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has almost the same advisory fee schedule as the Fund.(3)


(3) The AllianceBernstein Emerging Market Debt Fund, Inc., whose investment style is similar to the Fund, has an advisory fee schedule with the same breakpoints as the Fund, although the fund's advisory fees are based on the fund's adjusted total assets, which is the average daily value of the total assets of the fund, minus the sum of accrued liabilities of the fund, other than the principal amount of money borrowed.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                                         FEE(4)
-------------------------------------------------------------------------------
Fixed Income                                                        0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                         EFFECTIVE       LIPPER
                                         MANAGEMENT      GROUP
FUND                                        FEE          MEDIAN        RANK
-------------------------------------------------------------------------------
Global Dollar Government Portfolio         0.750          0.766         3/9

The directors noted that the Fund's approximate current size contractual effective fee rate of 0.75% was slightly lower than the Lipper group median (Lipper reported the Fund's fee prior to 2004; the current fee is 0.50%).

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                        EXPENSE     LIPPER      LIPPER      LIPPER      LIPPER
                         RATIO     UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                     (%)(8)    MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Global Dollar
Government Portfolio     1.760      0.978       14/14       0.978        9/9

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


23


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                      12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Global Dollar Government Portfolio                             $10,677

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                               ADVISER
                                                              PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
Global Dollar Government Portfolio                             $91,143

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO          GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                       2/9                2/13
3 year                                       1/9                1/13
5 year                                       1/9                1/13
10 year                                      1/6                1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                    PERIODS ENDING SEPTEMBER 30, 2005
                                         ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
FUND                    1 YEAR      3 YEAR      5 YEAR     10 YEAR    INCEPTION
-------------------------------------------------------------------------------
GLOBAL DOLLAR
GOVERNMENT PORTFOLIO     13.45       22.44       15.48      13.13       12.56

J.P. Morgan
EMBI Plus Index          15.15       21.81       12.70      14.37       13.84


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


25



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



HIGH YIELD PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID      ANNUALIZED
HIGH YIELD PORTFOLIO                         JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*   EXPENSE RATIO*
--------------------                         ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,012.41          $5.74              1.15%
Hypothetical (5% return before expenses)          $1,000           $1,019.09          $5.76              1.15%

CLASS B
Actual                                            $1,000           $1,010.98          $6.98              1.40%
Hypothetical (5% return before expenses)          $1,000           $1,017.85          $7.00              1.40%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Corporate Debt Obligations                       $ 41,721,357          98.0%
Preferred Stocks                                      291,750           0.7
Warrant                                                     1           0.0
                                                 ------------         -----
Total Investments*                                 42,013,108          98.7
Cash and receivables, net of liabilities              578,042           1.3
                                                 ------------         -----
Net Assets                                       $ 42,591,150         100.0%


*    Excludes short-term investments.


2


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-98.0%
AEROSPACE/DEFENSE-0.6%
L-3 Communications Corp.
  5.875%, 1/15/15 (a)                                   $ 195      $    181,838
Sequa Corp.
  9.00%, 8/01/09 (a)                                       70            73,850
                                                                   ------------
                                                                        255,688
AUTOMOTIVE-6.1%
Affinia Group, Inc.
  9.00%, 11/30/14 (a)                                      85            77,138
Asbury Automotive Group
  8.00%, 3/15/14 (a)                                      109           105,730
Autonation, Inc.
  7.00%, 4/15/14 (a)(b)                                   240           236,399
  7.045%, 4/15/13 (a)(b)(c)                                30            29,850
Avis Budget Car Rental LLC
  7.75%, 5/15/16 (a)(b)                                   160           154,000
Ford Motor Co.
  7.45%, 7/16/31 (a)                                      304           219,640
Ford Motor Credit Co.
  4.95%, 1/15/08 (a)                                      165           155,324
  7.00%, 10/01/13 (a)                                     129           111,022
General Motors Acceptance Corp.
  6.875%, 9/15/11 (a)                                     231           220,411
  8.00%, 11/01/31 (a)                                     135           129,755
General Motors Corp.
  8.375%, 7/15/33 (a)                                     290           233,450
HLI Operating Co., Inc.
  10.50%, 6/15/10 (a)                                     100            83,500
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13 (a)                                     158           149,310
Lear Corp.
  Series B
  8.11%, 5/15/09 (a)                                      100            97,500
Tenneco, Inc.
  8.625%, 11/15/14 (a)                                     65            64,838
TRW Automotive
  9.375%, 2/15/13 (a)                                      93            98,813
  11.00%, 2/15/13 (a)                                      67            73,198
United Auto Group, Inc.
  9.625%, 3/15/12 (a)                                     115           120,175
Visteon Corp.
  7.00%, 3/10/14 (a)                                      315           257,118
                                                                   ------------
                                                                      2,617,171
BROADCASTING/MEDIA-0.9%
Allbritton Communications Co.
  7.75%, 12/15/12 (a)                                     165           163,350
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13 (a)                                      95            89,063
XM Satellite Radio, Inc.
  9.75%, 5/01/14 (a)(b)                                   120           109,800
                                                                   ------------
                                                                        362,213
BUILDING/REAL ESTATE-2.3%
Associated Materials, Inc.
  11.25%, 3/01/14 (a)(d)                                  265           159,663
D.R. Horton, Inc.
  6.875%, 5/01/13 (a)                                     190           189,549
KB Home
  7.75%, 2/01/10 (a)                                      150           150,000
M/I Homes, Inc.
  6.875%, 4/01/12 (a)                                      90            77,850
Schuler Homes, Inc.
  10.50%, 7/15/11 (a)                                     155           163,138
Williams Lyon Homes, Inc.
  10.75%, 4/01/13 (a)                                     230           220,799
                                                                   ------------
                                                                        960,999
CABLE-5.5%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12 (a)                                      220           216,975
CCH I Holdings LLC
  11.75%, 5/15/14 (a)                                     900           566,999
CSC Holdings, Inc.
  7.25%, 4/15/12 (a)(b)                                   190           183,350
  7.625%, 7/15/18 (a)                                     107           105,930
DirecTV Holdings LLC
  6.375%, 6/15/15 (a)                                     226           208,485
EchoStar DBS Corp.
  6.375%, 10/01/11 (a)                                    114           109,155
Insight Communications Co., Inc.
  12.25%, 2/15/11 (a)                                     231           244,282
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09 (a)                                     150           153,000
Intelsat Subsidiary Holding Co., Ltd. (Bermuda)
  8.625%, 1/15/15 (a)                                     135           135,338
  9.614%, 1/15/12 (a)(c)                                   65            65,650
PanAmSat Corp.
  9.00%, 8/15/14 (a)                                      168           170,520
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15 (a)                                      205           195,263
                                                                   ------------
                                                                      2,354,947
CHEMICALS-3.2%
Basell AFSCA (Luxembourg)
  8.375%, 8/15/15 (a)(b)                                  185           177,831
Equistar Chemical Funding LP
  10.125%, 9/01/08 (a)                                    185           194,712
  10.625%, 5/01/11 (a)                                    130           139,588
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09 (a)                                    124           125,860
Huntsman LLC
  11.50%, 7/15/12 (a)                                     143           159,803
Ineos Group Holdings Plc (United Kingdom)
  8.50%, 2/15/16 (a)(b)                                   179           167,589


3


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Quality Distribution LLC
  9.00%, 11/15/10 (a)                                   $ 245      $    225,093
Rhodia, SA (France)
  8.875%, 6/01/11 (a)                                     187           186,299
                                                                   ------------
                                                                      1,376,775
COMMUNICATIONS-FIXED-5.1%
Citizens Communications Co.
  6.25%, 1/15/13 (a)                                      270           255,150
Eircom Funding (Ireland)
  8.25%, 8/15/13 (a)                                      205           217,300
Intelsat Bermuda Ltd. (Bermuda)
  11.25%, 6/15/16 (a)(b)                                  344           352,600
Level 3 Communications, Inc.
  11.50%, 3/01/10 (a)(b)                                   65            64,350
Qwest Capital Funding, Inc.
  7.25%, 2/15/11 (a)                                      445           432,763
Qwest Corp.
  6.875%, 9/15/33 (a)                                     265           229,225
  8.875%, 3/15/12 (a)                                     165           174,075
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14 (a)                                      105           107,625
Verizon New York Inc.
  Series B
  7.375%, 4/01/32 (a)                                     343           338,123
                                                                   ------------
                                                                      2,171,211
COMMUNICATIONS-MOBILE-6.5%
American Tower
  7.125%, 10/15/12 (a)                                    311           310,222
Digicel Ltd. (Bermuda)
  9.25%, 9/01/12 (a)(b)                                   261           272,745
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11 (a)(b)                                 116           119,190
Dobson Communications Corp.
  8.875%, 10/01/13 (a)                                     90            88,425
Inmarsat Finance Plc (United Kingdom)
  7.625%, 6/30/12 (a)                                     145           148,625
  10.375%, 11/15/12 (a)(d)                                205           174,506
KYIVSTAR (Ukraine)
  10.375%, 8/17/09 (a)(b)                                 290           308,124
MobiFon Holdings BV (Netherlands)
  12.50%, 7/31/10 (a)                                     505           571,912
Mobile Telesystems Finance, SA (Luxembourg)
  8.00%, 1/28/12 (a)(b)                                   286           279,208
Rogers Wireless, Inc. (Canada)
  7.25%, 12/15/12 (a)                                     155           156,163
  7.50%, 3/15/15 (a)                                      210           212,100
Rural Cellular Corp.
  9.75%, 1/15/10 (a)                                      135           134,494
                                                                   ------------
                                                                      2,775,714
CONSUMER MANUFACTURING-1.7%
ACCO Brands Corp.
  7.625%, 8/15/15 (a)                                     235           217,963
Broder Brothers Co.
  11.25%, 10/15/10 (a)                                    147           136,710
Covalence Specialty Materials Corp.
  10.25%, 3/01/16 (a)(b)                                   65            62,400
Jostens IH Corp.
  7.625%, 10/01/12 (a)                                    105           101,850
Levi Strauss & Co.
  8.875%, 4/01/16 (a)(b)                                  113           107,915
  9.74%, 4/01/12 (a)(c)                                    20            20,350
Quicksilver Resources
  7.125%, 4/01/16 (a)                                      90            84,375
                                                                   ------------
                                                                        731,563
CONTAINERS-0.3%
Ball Corp.
  6.625%, 3/15/18 (a)                                     125           116,563

DERIVATIVES-4.9%
Racers
  5.04%, 5/01/07 (a)(b)(c)                              2,100         2,063,546

DIVERSFIED MEDIA-3.3%
American Media Operation
  8.875%, 1/15/11 (a)                                     140           123,900
  10.25%, 5/01/09 (a)                                      47            43,945
Dex Media, Inc.
  8.00%, 11/15/13 (a)                                     125           125,625
Dex Media East LLC
  9.875%, 11/15/09 (a)                                     50            52,875
  12.125%, 11/15/12 (a)                                    91           102,148
Dex Media West LLC
  Series B
  8.50%, 8/15/10 (a)                                       60            62,250
Lamar Media Corp.
  6.625%, 8/15/15 (a)                                      55            50,875
Liberty Media Corp.
  5.70%, 5/15/13 (a)                                       75            68,110
  7.875%, 7/15/09 (a)                                      58            60,046
  8.25%, 2/01/30 (a)                                       75            71,785
Rainbow National Services LLC
  8.75%, 9/01/12 (a)(b)                                   105           110,250
  10.375%, 9/01/14 (a)(b)                                 100           110,750
WDAC Subsidiary
  8.375%, 12/01/14 (a)(b)                                 145           142,463
WMG Holding Corp.
  9.50%, 12/15/14 (a)(d)                                  378           272,159
                                                                   ------------
                                                                      1,397,181
ENERGY-5.5%
Chesapeake Energy Corp.
  6.50%, 8/15/17 (a)                                      145           132,313
  7.50%, 9/15/13 (a)                                      200           200,500
  7.75%, 1/15/15 (a)                                      260           260,649


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
El Paso Corp.
  7.75%, 1/15/32 (a)                                    $ 361      $    351,523
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14 (a)                                     110           104,132
Grant Prideco, Inc.
  Series B
  6.125%, 8/15/15 (a)                                     105            97,913
HilCorp Energy
  10.50%, 9/01/10 (a)(b)                                  135           145,463
Kerr-McGee Corp.
  6.875%, 9/15/11 (a)                                      85            87,846
Kinder Morgan Finance Co.
  5.35%, 1/05/11 (a)                                       95            87,527
Newfield Exploration Co.
  6.625%, 4/15/16 (a)                                     130           122,525
NRG Energy, Inc.
  7.25%, 2/01/14 (a)                                       45            43,875
  7.375%, 2/01/16 (a)                                     230           224,249
PetroHawk Energy Corp.
  9.125%, 7/15/13 (b)                                     107           106,465
Pride International, Inc.
  7.375%, 7/15/14 (a)                                     210           211,050
Tesoro Corp.
  6.25%, 11/01/12 (a)(b)                                  170           161,500
                                                                   ------------
                                                                      2,337,530
FINANCIAL-2.1%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13 (a)                                    105           106,838
E*Trade Financial Corp.
  7.375%, 9/15/13 (a)                                      95            95,000
  7.875%, 12/01/15 (a)                                    324           333,719
  8.00%, 6/15/11 (a)                                       90            91,800
Hexion US Finance Corp.
  9.00%, 7/15/14 (a)                                      145           146,813
Liberty Mutual Group
  5.75%, 3/15/14 (a)(b)                                   140           131,498
                                                                   ------------
                                                                        905,668
FOOD/BEVERAGE-2.8%
Altria Group, Inc.
  7.75%, 1/15/27 (a)                                       75            84,156
Central European Distribution Corp.
  8.00%, 7/25/12 (a)(b)                                    59            81,033
Dean Foods Co.
  7.00%, 6/01/16 (a)                                      180           174,150
Del Monte Corp.
  8.625%, 12/15/12 (a)                                     70            72,100
Dole Food Co., Inc.
  8.625%, 5/01/09 (a)                                      60            57,300
  8.875%, 3/15/11 (a)                                      38            35,625
Domino's, Inc.
  8.25%, 7/01/11 (a)                                      127           131,763
Foodcorp Ltd. (South Africa)
  8.875%, 6/15/12 (a)(b)                                   95           126,978
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)(b)                            415           406,312
                                                                   ------------
                                                                      1,169,417
GAMING-5.4%
Greektown Holdings LLC
  10.75%, 12/01/13 (a)(b)                                  90            94,950
Kerzner International Ltd. (Bahamas)
  6.75%, 10/01/15 (a)                                     215           224,406
MGM Mirage, Inc.
  6.625%, 7/15/15 (a)                                     237           221,003
  8.375%, 2/01/11 (a)                                     280           286,999
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14 (a)                                     155           149,963
Park Place Entertainment Corp.
  7.875%, 3/15/10 (a)                                      90            93,375
  9.375%, 2/15/07 (a)                                     120           122,100
Penn National Gaming, Inc.
  6.875%, 12/01/11 (a)                                    175           171,063
Riviera Holdings Corp.
  11.00%, 6/15/10 (a)                                     210           222,075
Seneca Gaming Corp.
  7.25%, 5/01/12 (a)                                      155           150,156
Station Casinos, Inc.
  6.625%, 3/15/18 (a)                                     115           104,075
Turning Stone Casino Resort Enterprises
  9.125%, 12/15/10 (a)(b)                                 140           141,400
Wynn Las Vegas LLC
  6.625%, 12/01/14 (a)                                    345           325,162
                                                                   ------------
                                                                      2,306,727
HEALTH CARE-5.7%
Concentra Operating Corp.
  9.125%, 6/01/12 (a)                                      50            51,750
  9.50%, 8/15/10 (a)                                       95            98,325
Coventry Health Care, Inc.
  5.875%, 1/15/12 (a)                                      90            86,400
  6.125%, 1/15/15 (a)                                     105            99,825
Davita, Inc.
  7.25%, 3/15/15 (a)                                      175           168,000
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14 (a)(b)                                   90            89,100
HCA, Inc.
  6.375%, 1/15/15 (a)                                     450           416,947
  6.75%, 7/15/13 (a)                                      180           171,887
Healthsouth Corp.
  10.75%, 6/15/16 (a)(b)                                  125           122,500
Iasis Healthcare Corp.
  8.75%, 6/15/14 (a)                                      200           196,000
Omnicare, Inc.
  6.875%, 12/15/15 (a)                                    270           256,500
Select Medical Corp.
  7.625%, 2/01/15 (a)                                     142           123,540
Triad Hospitals, Inc.
  7.00%, 11/15/13 (a)                                     200           194,500


5


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Universal Hospital Services, Inc.
  10.125%, 11/01/11 (a)                                 $ 155      $    161,200
Vanguard Health Holdings Co.
  11.25%, 10/01/15 (a)(d)                                 255           179,775
                                                                   ------------
                                                                      2,416,249
INDUSTRIAL-3.1%
Amsted Industries, Inc.
  10.25%, 10/15/11 (a)(b)                                 130           139,100
Case New Holland, Inc.
  9.25%, 8/01/11 (a)                                      175           184,188
FastenTech, Inc.
  11.50%, 5/01/11 (a)                                      85            86,700
Goodman Global Holdings
  7.875%, 12/15/12 (a)                                    135           128,925
Invensys Plc (United Kingdom)
  9.875%, 3/15/11 (a)(b)                                  170           184,450
Mueller Group, Inc.
  10.00%, 5/01/12 (a)                                     150           161,250
Sensus Metering Systems, Inc.
  8.625%, 12/15/13 (a)                                    125           121,875
Terex Corp.
  Series B
  10.375%, 4/01/11 (a)                                     96           101,520
Trinity Industries
  6.50%, 3/15/14 (a)                                      230           224,250
                                                                   ------------
                                                                      1,332,258
LODGING/LEISURE-4.6%
Gaylord Entertainment Co.
  8.00%, 11/15/13 (a)                                     136           135,830
Host Marriott LP
  6.75%, 6/01/16 (a)(b)                                   115           109,681
  Series G
  9.25%, 10/01/07 (a)                                     160           165,000
  Series I
  9.50%, 1/15/07 (a)                                      125           128,125
NCL Corp. (Bermuda)
  10.625%, 7/15/14 (a)                                    125           122,813
Quebecor Media, Inc. (Canada)
  7.75%, 3/15/16 (a)(b)                                   260           254,800
Royal Caribbean Cruises, Ltd. (Liberia)
  8.75%, 2/02/11 (a)                                      140           150,506
Six Flags, Inc.
  9.625%, 6/01/14 (a)                                     270           245,700
Starwood Hotels Resorts
  7.875%, 5/01/12 (a)                                     175           182,656
Universal City Development
  11.75%, 4/01/10 (a)                                     170           185,088
Universal City Florida Holding Co.
  8.375%, 5/01/10 (a)                                      60            60,300
Vail Resorts, Inc.
  6.75%, 2/15/14 (a)                                      210           199,500
                                                                   ------------
                                                                      1,939,999
MINING & METALS-3.6%
AK Steel Corp.
  7.875%, 2/15/09 (a)                                     190           189,050
Citigroup (JSC Severstal) (Germany)
  9.25%, 4/19/14 (a)                                      234           242,752
Evraz Group, SA (Luxembourg)
  8.25%, 11/10/15 (a)(b)                                  223           216,868
Freeport-McMoRan Copper & Gold, Inc. Cl. B
  10.12%, 2/01/10 (a)                                     120           127,350
International Steel Group
  6.50%, 4/15/14 (a)                                      134           126,630
Ispat Inland ULC (Canada)
  9.75%, 4/01/14 (a)                                      172           189,630
Massey Energy Co.
  6.875%, 12/15/13                                        140           130,200
Peabody Energy Corp.
  6.875%, 3/15/13 (a)                                     330           324,224
                                                                   ------------
                                                                      1,546,704
PAPER/PACKAGING-1.7%
Berry Plastics Corp.
  10.75%, 7/15/12 (a)                                     150           162,375
Crown Americas LLC
  7.625%, 11/15/13 (a)(b)                                 185           181,763
Newpage Corp.
  10.00%, 5/01/12 (a)                                     125           129,375
Owens-Brockway Glass Container
  8.875%, 2/15/09                                         200           205,999
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(e)(f)(g)                              91            24,074
                                                                   ------------
                                                                        703,586
PUBLISHING-0.9%
RH Donnelley Corp.
  6.875%, 1/15/13 (a)(b)                                  193           177,560
  8.875%, 1/15/16 (a)(b)                                  190           191,663
                                                                   ------------
                                                                        369,223
RETAIL-1.1%
Burlington Coat Factory
Warehouse Corp.
  11.125%, 4/15/14 (a)(b)                                  65            63,050
GSC Holdings Corp.
  8.00%, 10/01/12 (a)                                     280           280,000
JC Penney Co., Inc.
  7.625%, 3/01/97 (a)                                     120           119,123
                                                                   ------------
                                                                        462,173
SERVICE-3.9%
Allied Waste North America, Inc.
  6.375%, 4/15/11 (a)                                     174           167,040
  7.125%, 5/15/16 (a)(b)                                  275           259,187
  Series B
  7.375%, 4/15/14 (a)                                      90            85,500


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
H & E Equipment Services, Inc.
  11.125%, 6/15/12 (a)                                  $ 137      $    151,288
Iron Mountain, Inc.
  6.625%, 1/01/16 (a)                                     170           153,000
Service Corp. International
  6.50%, 3/15/08 (a)                                      163           161,778
  7.70%, 4/15/09 (a)                                      160           160,800
United Rentals North America, Inc.
  6.50%, 2/15/12 (a)                                      247           233,415
  7.00%, 2/15/14 (a)                                       40            36,550
  7.75%, 11/15/13 (a)                                     270           256,500
                                                                   ------------
                                                                      1,665,058
SUPERMARKET/DRUG-1.0%
Couche-Tard US/Finance Corp.
  7.50%, 12/15/13 (a)                                     169           168,155
Jean Coutu Group, Inc. (Canada)
  8.50%, 8/01/14 (a)                                      230           211,600
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12 (a)                                      65            64,188
                                                                   ------------
                                                                        443,943
TECHNOLOGY-2.7%
Avago Technologies Finance (Singapore)
  10.125%, 12/01/13 (a)(b)                                110           115,775
Flextronics International, Ltd. (Singapore)
  6.50%, 5/15/13 (a)                                      175           166,250
Freescale Semiconductor, Inc.
  7.125%, 7/15/14 (a)                                     110           111,100
Lucent Technologies, Inc.
  6.45%, 3/15/29 (a)                                       80            68,000
  6.50%, 1/15/28 (a)                                       40            33,600
Nortel Networks Corp. (Canada)
  6.875%, 9/01/23 (a)                                     155           124,000
Sanmina-SCI Corp.
  8.125%, 3/01/16 (a)                                     145           141,375
Serena Software, Inc.
  10.375%, 3/15/16 (a)(b)                                  85            85,425
Sungard Data Systems, Inc.
  9.125%, 8/15/13 (a)(b)                                  310           321,625
                                                                   ------------
                                                                      1,167,150
TRANSPORTATION-1.6%
AMR Corp.
  9.00%, 8/01/12 (a)                                      116           114,550
BNSF Funding Trust I
  6.613%, 12/15/55 (a)(c)                                 280           262,836
Hertz Corp.
  8.875%, 1/01/14 (a)(b)                                  105           107,625
  10.50%, 1/01/16 (a)(b)                                  115           121,900
Horizon Lines LLC
  9.00%, 11/01/12 (a)                                      88            89,320
                                                                   ------------
                                                                        696,231
UTILITIES-11.9%
AES Corp.
  8.75%, 5/15/13 (a)(b)                                    55            58,850
  9.00%, 5/15/15 (a)(b)                                   100           107,500
Allegheny Energy Supply
  7.80%, 3/15/11 (a)                                      140           145,250
  8.25%, 4/15/12 (a)(b)                                   250           265,625
Aquila, Inc.
  14.875%, 7/01/12 (a)(h)                                 135           178,538
CMS Energy Corp.
  8.50%, 4/15/11 (a)                                      105           109,463
DPL, Inc.
  6.875%, 9/01/11 (a)                                      90            92,795
Dynegy-Roseton Danskamme
  Series B
  7.67%, 11/08/16 (a)                                     195           194,513
Edison Mission Energy
  7.50%, 6/15/13 (a)(b)                                   250           245,000
  7.75%, 6/15/16 (a)(b)                                    80            78,600
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11 (a)                                     100           101,752
Hawaiian Telcom Communications, Inc.
  Series B
  9.75%, 5/01/13 (a)                                       50            50,875
  12.50%, 5/01/15 (a)                                      90            94,275
Level 3 Financing, Inc.
  12.25%, 3/15/13 (a)(b)                                  453           481,312
Northwest Pipeline Corp.
  8.125%, 3/01/10 (a)                                     105           109,200
Range Resources Corp.
  7.50%, 5/15/16 (a)                                      110           108,625
Reliant Energy, Inc.
  6.75%, 12/15/14 (a)                                      50            46,000
  9.50%, 7/15/13 (a)                                      240           241,200
Sierra Pacific Power Co.
  6.00%, 5/15/16 (a)(b)                                    85            80,813
Sierra Pacific Resources
  8.625%, 3/15/14 (a)                                     130           137,715
Sonat, Inc.
  7.625%, 7/15/11 (a)                                     131           132,965
Southern Natural Gas Co.
  7.35%, 2/15/31 (a)                                      155           148,721
  8.875%, 3/15/10 (a)                                     130           137,313
TECO Energy, Inc.
  6.75%, 5/01/15 (a)                                      190           184,775
  7.00%, 5/01/12 (a)                                      180           179,100
TXU Corp.
  5.55%, 11/15/14 (a)                                     235           213,149
  6.50%, 11/15/24 (a)                                     389           346,999
Williams Cos., Inc.
  7.625%, 7/15/19 (a)                                     362           367,429
  7.875%, 9/01/21 (a)                                     255           258,825
Windstream Corp.
  8.125%, 8/01/13 (b)                                      98            99,960
  8.625%, 8/01/16 (b)                                      77            78,733
                                                                   ------------
                                                                      5,075,870


7


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $42,858,025)                                               $ 41,721,357

PREFERRED STOCKS-0.7%
BROADCASTING/MEDIA-0.4%
ION Media Networks, Inc.
  14.25%, 11/13/06 (a)(e)                                  19           163,875

FINANCIAL-0.3%
Sovereign REIT
  Series A
  12.00%, 5/16/20 (a)(b)                                   93           127,875

Total Preferred Stocks
  (cost $243,037)                                                       291,750

WARRANT-0.0%
Pliant Corp.
  Warrants, expiring 6/01/10 (f)(g)(i)
  (cost $1,820)                                            50                 1

SHORT-TERM INVESTMENT-0.4%
TIME DEPOSIT-0.4%
The Bank of New York
  4.25%, 7/03/06
  (cost $185,000)                                       $ 185           185,000

TOTAL INVESTMENTS-99.1%
  (cost $43,287,882)                                                 42,198,108
Other assets less liabilities-0.9%                                      393,042

NET ASSETS-100%                                                    $ 42,591,150


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                         U.S. $
                         CONTRACT       VALUE ON        U.S. $
                          AMOUNT      ORIGINATION      CURRENT     UNREALIZED
                          (000)          DATE           VALUE     APPRECIATION
-------------------------------------------------------------------------------
BUY CONTRACTS:
Euro, settling 7/18/06      33        $ 42,417        $ 42,422       $    5

SALE CONTRACTS:
Euro, settling 7/18/06     186         239,517         237,560        1,957


(a) Positions, or portion thereof, with an aggregate market value of $41,391,750 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $10,814,299 or 25.4% of net assets.

(c)  Variable rate coupon, rate shown as of June 30, 2006.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)  PIK (Paid-in-kind) preferred quarterly stock payments.

(f)  Illiquid security, valued at fair value (see Note A).

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of June 30, 2006, are considered illiquid and restricted.


RESTRICTED            ACQUISITION      ACQUISITION      MARKET    PERCENTAGE OF
SECURITIES                DATE             COST          VALUE      NET ASSETS
-------------------------------------------------------------------------------
Russell-Stanley
Holdings, Inc.      11/09/01-6/23/06    $ 497,070      $ 24,074        0.06%
9.00%, 11/30/08
Pliant Corp.            12/01/00            1,820             1        0.00%
Expiring 6/01/10

(h) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poors, the coupon steps up 50 basis points. The security is currently rated B2/B-.

(i)  Security is in default and is non-income producing.

     See Notes to Financial Statements.


8


HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $43,287,882)           $ 42,198,108
  Cash                                                                      852
  Unrealized appreciation of forward exchange currency
    contracts                                                             1,962
  Dividends and interest receivable                                     928,874
  Receivable for investment securities sold                             242,454
  Total assets                                                       43,372,250

LIABILITIES
  Payable for investment securities purchased                           622,758
  Payable for capital stock redeemed                                     43,015
  Administrative fee payable                                             19,607
  Advisory fee payable                                                   18,852
  Distribution fee payable                                                2,313
  Transfer agent fee payable                                                119
  Accrued expenses                                                       74,436
  Total liabilities                                                     781,100

NET ASSETS                                                         $ 42,591,150

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      6,205
  Additional paid-in capital                                         57,554,197
  Undistributed net investment income                                 1,605,521
  Accumulated net realized loss on investment and foreign
    currency transactions                                           (15,487,064)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                      (1,087,709)
                                                                   $ 42,591,150


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES         NET ASSET
CLASS                         NET ASSETS        OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                            $32,029,602         4,665,042          $6.87
B                            $10,561,548         1,539,842          $6.86


See Notes to Financial Statements.


9


HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                         $  1,890,630
  Dividends                                                               5,501
  Total investment income                                             1,896,131

EXPENSES
  Advisory fee                                                          112,493
  Distribution fee--Class B                                              13,796
  Transfer agency--Class A                                                  617
  Transfer agency--Class B                                                  201
  Custodian                                                              73,465
  Administrative                                                         39,000
  Audit                                                                  20,248
  Printing                                                               12,866
  Legal                                                                   1,321
  Directors' fees                                                           638
  Miscellaneous                                                           1,764
  Total expenses                                                        276,409
  Net investment income                                               1,619,722

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                              63,226
    Foreign currency transactions                                       (10,698)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      (1,107,353)
    Foreign currency denominated assets and liabilities                  (2,360)
  Net loss on investment and foreign currency transactions           (1,057,185)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    562,537


See Notes to Financial Statements.


10


HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                              SIX MONTHS ENDED     YEAR ENDED
                                                JUNE 30, 2006      DECEMBER 31,
                                                 (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   1,619,722    $    3,763,141
  Net realized gain (loss) on investment
    and foreign currency transactions                  52,528          (394,084)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities             (1,109,713)       (2,640,883)
  Net increase in net assets from
    operations                                        562,537           728,174

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                        (2,871,248)       (3,194,538)
    Class B                                          (898,607)         (947,882)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (254,998)       (5,932,748)
  Total decrease                                   (3,462,316)       (9,346,994)

NET ASSETS
  Beginning of period                              46,053,466        55,400,460
  End of period (including undistributed
    net investment income of $1,605,521
    and $3,755,654, respectively)               $  42,591,150    $   46,053,466


See Notes to Financial Statements.


11


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein High Yield Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff &Phelps or Fitch or, if unrated of comparable quantity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.


13


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   15,110,937   $   16,944,817
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $      937,157
Gross unrealized depreciation                                        (2,026,931)
Net unrealized depreciation                                      $   (1,089,774)

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              117,126       344,164   $     871,611   $   2,663,938
Shares issued
  in reinvestment
  of dividends           415,521       437,608       2,871,248       3,194,538
Shares redeemed         (576,224)   (1,449,302)     (4,245,613)    (11,126,952)
Net decrease             (43,577)     (667,530)  $    (502,754)  $  (5,268,476)

CLASS B
Shares sold               97,070       357,280   $     723,003   $   2,800,142
Shares issued
  in reinvestment
  of dividends           130,233       130,025         898,607         947,882
Shares redeemed         (183,720)     (570,154)     (1,373,854)     (4,412,296)
Net increase
  (decrease)              43,583       (82,849)  $     247,756   $    (664,272)


15


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    4,142,420   $    3,469,490
Total taxable distributions                      4,142,420        3,469,490
Total distributions paid                    $    4,142,420   $    3,469,490


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    3,760,222
Accumulated capital and other losses                            (15,519,330)(a)
Unrealized appreciation/(depreciation)                               (2,826)(b)
Total accumulated earnings/(deficit)                         $  (11,761,934)

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $15,199,656 of which $2,200,265 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009, $4,208,388 expires in the year 2010, and $125,778 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized no capital loss carryforwards.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser


17


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fidu-


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


19


HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                  ----------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                              YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2006   -----------------------------------------------------------------
                                    (UNAUDITED)        2005          2004          2003         2002       2001(a)
                                  ---------------  ------------  ------------  ------------  ---------  ------------
Net asset value,
  beginning of period                  $7.43            $7.97        $7.91         $6.83         $7.51        $7.91

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (b)                .27              .58          .60(c)        .55           .54(c)       .63(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          (.17)            (.45)        (.01)          .95          (.76)        (.38)
Net increase (decrease) in
  net asset value from
  operations                             .10              .13          .59          1.50          (.22)         .25

LESS: DIVIDENDS
Dividends from net investment
  Income                                (.66)            (.67)        (.53)         (.42)         (.46)        (.65)
Net asset value, end of period         $6.87            $7.43        $7.97         $7.91         $6.83        $7.51

TOTAL RETURN
Total investment return based
  on net asset value (d)                1.24%            1.78%        7.98%        22.44%        (3.03)%       3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $32,030          $34,968      $42,842       $48,076       $34,765      $31,283
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                      1.15%(e)(f)      1.09%        1.04%         1.46%         1.18%         .95%
  Expenses, before waivers and
    reimbursements                      1.15%(e)(f)      1.09%        1.21%         1.46%         1.45%        1.51%
  Net investment income                 7.27%(e)(f)      7.58%        7.74%(c)      7.48%         7.78%(c)     8.08%(c)
Portfolio turnover rate                   35%              54%          80%          105%           83%          95%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS B
                                  ------------------------------------------------------------------------
                                    SIX MONTHS                                                  JULY 22,
                                       ENDED                 YEAR ENDED DECEMBER 31,           2002(g) TO
                                   JUNE 30, 2006   ----------------------------------------   DECEMBER 31,
                                    (UNAUDITED)         2005         2004          2003           2002
                                  ---------------  ------------  ------------  ------------  -------------
Net asset value,
  beginning of period                  $7.41            $7.95        $7.91         $6.84         $6.45

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (b)                .26              .56          .58(c)        .52           .15(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          (.17)            (.45)        (.02)          .97           .24
Net increase in net asset
  value from operations                  .09              .11          .56          1.49           .39

LESS: DIVIDENDS
Dividends from net investment
  Income                                (.64)            (.65)        (.52)         (.42)           -0-
Net asset value, end of period         $6.86            $7.41        $7.95         $7.91         $6.84

TOTAL RETURN
Total investment return based
  on net asset value (d)                1.10%            1.54%        7.62%        22.24%         6.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $10,561          $11,085      $12,558        $7,962          $366
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                  1.40%(e)(f)      1.34%        1.30%         1.70%         1.42%(f)
  Expenses, before waivers
    and reimbursements                  1.40%(e)(f)      1.34%        1.47%         1.70%         1.63%(f)
  Net investment income                 7.03%(e)(f)      7.33%        7.51%(c)      7.19%         8.39%(c)(f)
Portfolio turnover rate                   35%              54%          80%          105%           83%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of distribution.


21


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein High Yield Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all Funds or Funds in each category having the same advisory fee schedule.(2)

                             ADVISORY FEE
                        BASED ON % OF AVERAGE
CATEGORY                  DAILY NET ASSETS                     FUND
-------------------------------------------------------------------------------
High Income           50 bp on 1st $2.5 billion        High Yield Portfolio
                      45 bp on next $2.5 billion
                      40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                              AS A %
                                                            OF AVERAGE
FUND                                 AMOUNT              DAILY NET ASSETS
-------------------------------------------------------------------------------
High Yield Portfolio                $69,000                    0.13%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                          GROSS EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
High Yield Portfolio            Class A  1.21%               December 31
                                Class B  1.47%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                      NET ASSETS                             EFFECTIVE ALLIANCE
                       09/30/05    ALLIANCE INSTITUTIONAL      INSTITUTIONAL
FUND                    ($MIL)         FEE SCHEDULE             ADVISORY FEE
-------------------------------------------------------------------------------
High Yield Portfolio    $47.8     High Yield Schedule              0.546%
                                  65 bp on 1st $20 m
                                  50 bp on next $20 m
                                  40 bp on next $20 m
                                  35 bp on the balance
                                  Minimum account size $20 m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to offshore mutual funds that invest in high yield fixed income securities:

ASSET CLASS                                                     FEE(3)
-------------------------------------------------------------------------------
U.S. High Yield                                                 0.85%
Global High Yield                                               1.25%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


23


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                              ACITM MUTUAL FUND(4)                  FEE
-------------------------------------------------------------------------------
High Yield Portfolio     Alliance High Yield Open Fund (Kokusai)       1.00%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                 EFFECTIVE         LIPPER
                                MANAGEMENT         GROUP
FUND                               FEE             MEDIAN           RANK
-------------------------------------------------------------------------------
High Yield Portfolio              0.500            0.650            3/15

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                        EXPENSE     LIPPER     LIPPER      LIPPER     LIPPER
                         RATIO     UNIVERSE   UNIVERSE     GROUP       GROUP
FUND                     (%)(8)    MEDIAN(%)    RANK      MEDIAN(%)    RANK
-------------------------------------------------------------------------------
High Yield Portfolio     1.041      0.757       45/47       0.865      15/15

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


(4)  The name in parenthesis is the distributor of the fund.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                      12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
High Yield Portfolio                                            $25,437

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                ADVISER
                                                              PAYMENTS TO
FUND                                                             ABIRM
-------------------------------------------------------------------------------
High Yield Portfolio                                            $48,940

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


25


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, and 5 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

HIGH YIELD PORTFOLIO                    GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                   7/15               28/46
3 year                                  11/15               33/45
5 year                                  13/15               33/44

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                     PERIODS ENDING SEPTEMBER 30, 2005
                                          ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                       1 YEAR     3 YEAR      5 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO        5.58       12.32        5.02           2.61
CSFB Bond Index             6.31       15.55        8.57           6.03


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


26


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ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


> ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       BEGINNING          ENDING         EXPENSES    ANNUALIZED
                    ACCOUNT VALUE      ACCOUNT VALUE   PAID DURING     EXPENSE
AGIT               JANUARY 1, 2006     JUNE 30, 2006      PERIOD*       RATIO*
-------------------------------------------------------------------------------

CLASS A
Actual                    $1,000         $  964.43         $5.89         1.21%
Hypothetical
  (5% return
  before expenses)        $1,000         $1,018.79         $6.06         1.21%

CLASS B
Actual                    $1,000         $  963.21         $6.86         1.41%
Hypothetical
  (5% return
  before expenses)        $1,000         $1,017.80         $7.05         1.41%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                 PERCENT OF
SECURITY TYPE                                U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Government/Agency Obligations                 $28,910,092            65.7%
U.S. Treasury Securities                       24,563,578            55.8
Total Investments*                             53,473,670           121.5
Cash and receivables,
  net of liabilities                           (9,464,661)          (21.5)
Net Assets                                    $44,009,009           100.0%


*    Excludes short-term investments.


2


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                  PRINCIPAL
                                                    AMOUNT
                                                     (000)        U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-121.5%

CANADA-15.2%
GOVERNMENT/AGENCY
  OBLIGATIONS-15.2%
Government of Canada
  3.00%, 12/01/36 (a)                   CAD           250           $  281,826
  4.25%, 9/01/09 (a)                                1,000              890,182
  5.00%, 6/01/14 (a)                                  648              597,016
  5.75%, 6/01/33 (a)                                1,973            2,074,982
  8.00%, 6/01/27 (a)                                1,132            1,463,700
Province of Ontario
  2.00%, 12/01/36 (a)                                 586              512,509
  5.60%, 6/02/35 (a)                                  300              287,829
Province of Quebec
  5.50%, 12/01/14 (a)                                 600              558,253

Total Canadian Securities
  (cost $6,253,703)                                                  6,666,297

MEXICO-23.6%
GOVERNMENT/AGENCY
  OBLIGATIONS-23.6%
Mexican Government Bonds
  Series M7
  8.00%, 12/24/08 (a)                   MXP        87,609            7,705,289
  Series M20
  8.00%, 12/07/23 (a)                              15,500            1,194,489
  10.00%, 12/05/24 (a)                             16,205            1,498,478

Total Mexican Securities
  (cost $10,198,017)                                                10,398,256

UNITED STATES-82.7%
U.S. GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-26.9%
Federal National Mortgage
  Association
  4.125%, 4/15/14 (a)                   US$         2,000            1,827,384
  5.375%, 11/15/11 (a)                              5,000            4,976,945
  7.00%, TBA (a)                                       74               75,523
Government National Mortgage
  Association
  6.00%, TBA                            US$         5,000            4,957,810
  9.00%, 9/15/24 (a)                                    7                7,877
                                                                    11,845,539

U.S. TREASURY SECURITIES-55.8%
U.S. Treasury Bond
  6.25%, 5/15/30 (a)                                5,200            5,889,811
U.S. Treasury Notes
  1.625%, 1/15/15 (TIPS)(a)                           626              583,204
  3.50%, 11/15/09 (b)                               4,915            4,671,747
  4.00%, 9/30/07 (a)(b)                             2,606            2,567,113
  4.25%, 11/15/13-8/15/15 (a)                         735              693,045
  4.50%, 11/15/15 (a)                                 886              843,915
  4.875%, 2/15/12 (a)                                 150              148,359
U.S. Treasury Strips
  Zero Coupon,
  5/15/13-11/15/21 (a)                             17,700            9,166,384
                                                                    24,563,578

Total United States Securities
  (cost $36,718,724)                                                36,409,117

Total Long-Term Investments
  (cost $53,170,444)                                                53,473,670

SHORT-TERM INVESTMENT-1.3%
TIME DEPOSIT-1.3%
The Bank of New York
  4.25%, 7/03/06
  (cost $563,000)                                     563              563,000

TOTAL INVESTMENTS-122.8%
  (cost $53,733,444)                                                54,036,670
OTHER ASSETS LESS
  LIABILITIES-(22.8%)                                              (10,027,661)

NET ASSETS-100%                                                  $  44,009,009


3


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                         U.S. $
                            CONTRACT    VALUE ON       U.S. $       UNREALIZED
                             AMOUNT    ORIGINATION    CURRENT     APPRECIATION/
                              (000)       DATE         VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------

BUY CONTRACTS

Canadian Dollar,
  settling 7/10/06              305    $  275,581     $  273,376     $ (2,205)
Canadian Dollar,
  settling 7/10/06            2,009     1,800,297      1,800,228          (69)
Canadian Dollar,
  settling 7/10/06              906       805,036        811,688        6,652

SALE CONTRACTS

CANADIAN DOLLAR,
  settling 7/10/06            6,222     5,654,769      5,574,424       80,345
Mexican Peso,
  settling 7/24/06           47,457     4,229,079      4,179,698       49,381
Mexican Peso,
  settling 7/24/06           19,556     1,702,082      1,722,338      (20,256)


REVERSE REPURCHASE AGREEMENT (SEE NOTE D)

BROKER                            INTEREST RATE       MATURITY       AMOUNT
-------------------------------------------------------------------------------
Greenwich Capital Markets              5.05%           7/11/06     $ 5,680,064


(a) Positions, or portions thereof, with an aggregate market value of $47,816,845, have been segregated to collateralize open forward exchange currency contracts.

(b) Positions, or portions thereof, with an aggregate market value of $5,690,004, have been segregated to collateralize reverse repurchase agreements.

     Currency Abbreviations:

     CAD  -  Canadian Dollar
     MXP  -  Mexican Peso
     US$  -  United States Dollar

     Glossary of Terms:

     TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     TIPS  -  Treasury Inflation Protected Security

     See Notes to Financial Statements.


4


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $53,733,444)                                            $ 54,036,670
  Foreign cash, at value (cost $474,143)                               474,168
  Unrealized appreciation of forward exchange
    currency contracts                                                 136,378
  Interest receivable                                                  226,319
  Total assets                                                      54,873,535

LIABILITIES
  Due to custodian                                                       4,871
  Unrealized depreciation of forward exchange
    currency contracts                                                  22,530
  Reverse repurchase agreements                                      5,680,064
  Payable for investment securities purchased                        4,984,583
  Payable for capital stock redeemed                                    40,521
  Advisory fee payable                                                  19,773
  Administrative fee payable                                            19,607
  Distribution fee payable                                               1,598
  Transfer agent fee payable                                               119
  Accrued expenses                                                      90,860
  Total liabilities                                                 10,864,526

NET ASSETS                                                        $ 44,009,009

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      3,776
  Additional paid-in capital                                        43,787,014
  Distributions in excess of net investment income                    (717,441)
  Accumulated net realized gain on investment and
    foreign currency transactions                                      518,437
  Net unrealized appreciation of investments and
    foreign currency denominated
    assets and liabilities                                             417,223
                                                                  $ 44,009,009

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                      SHARES        NET ASSET
CLASS                                NET ASSETS     OUTSTANDING       VALUE
-------------------------------------------------------------------------------
A                                   $36,706,874      3,149,154        $11.66
B                                   $ 7,302,135        626,477        $11.66


See Notes to Financial Statements.


5


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 1,580,739

EXPENSES
  Advisory fee                                                         131,125
  Distribution fee--Class B                                             12,822
  Transfer agency--Class A                                                 647
  Transfer agency--Class B                                                 141
  Custodian                                                             69,870
  Administrative                                                        39,000
  Audit                                                                 20,248
  Printing                                                              15,399
  Legal                                                                  1,559
  Directors' fees                                                          606
  Miscellaneous                                                          1,967
  Total expenses before interest expense                               293,384
  Interest expense                                                      37,716
  Total expenses                                                       331,100
  Net investment income                                              1,249,639

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                            420,856
    Foreign currency transactions                                      103,662
  Net change in unrealized
    appreciation/depreciation of:
    Investments                                                     (3,988,235)
    Foreign currency denominated assets and
      liabilities                                                      266,380
  Net loss on investment and foreign
    currency transactions                                           (3,197,337)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(1,947,698)


See Notes to Financial Statements.


6


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2006         DECEMBER 31,
                                               (UNAUDITED)             2005
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                        $ 1,249,639         $ 3,037,265
  Net realized gain (loss) on investment and
    foreign currency transactions                  524,518            (191,718)
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                 (3,721,855)          1,725,011
  Net increase (decrease) in net assets
    from operations                             (1,947,698)          4,570,558

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A                                     (2,741,951)         (3,193,187)
    Class B                                       (499,544)           (772,040)
  Net realized gain on investment and foreign
    currency transactions
    Class A                                       (121,729)                 -0-
    Class B                                        (23,343)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       (9,696,718)          1,266,132
  Total increase (decrease)                    (15,030,983)          1,871,463

NET ASSETS
  Beginning of period                           59,039,992          57,168,529
  End of period (including distributions in
    excess of net investment income
    and undistributed net investment
    income of ($717,441) and $1,274,415,
    respectively)                             $ 44,009,009        $ 59,039,992


See Notes to Financial Statements.


7


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Americas Government Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, The Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


9


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                             PURCHASES            SALES
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $ 16,120,620        $ 22,063,557
U.S. government securities                       14,120              58,232

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $ 884,099
Gross unrealized depreciation                                      (580,873)
Net unrealized appreciation                                       $ 303,226


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.


11


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.

4. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2006, the average amount of reverse repurchase agreements outstanding was $1,500,281 and the daily weighted average interest rate was 4.79%.

5. DOLLAR ROLLS

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2006, the Portfolio earned income of $22,842 from dollar rolls which is included in interest income in the accompanyng statement of operations.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              158,914       655,276     $ 2,032,938     $ 8,404,299
Shares issued in
  reinvestment of
  dividends and
  distributions          244,133       254,032       2,863,680       3,193,186
Shares redeemed         (756,664)   (1,106,405)     (9,503,319)    (14,177,377)
Net decrease            (353,617)     (197,097)    $(4,606,701)    $(2,579,892)

CLASS B
Shares sold               28,946       612,616      $  371,867     $ 7,934,755
Shares issued in
  reinvestment of
  dividends and
  distributions           44,577        61,468         522,887         772,040
Shares redeemed         (468,891)     (380,602)     (5,984,771)     (4,860,771)
Net increase
  (decrease)            (395,368)      293,482    $ (5,090,017)    $ 3,846,024


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                   2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                              $ 3,965,227         $ 3,067,772
Total taxable distributions                      3,965,227           3,067,772
Total distributions paid                       $ 3,965,227         $ 3,067,772

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $ 3,234,616
Undistributed long-term capital gains                               138,944
Accumulated capital and other losses                             (2,112,367)(a)
Unrealized appreciation/(depreciation)                            4,291,291(b)
Total accumulated earnings/(deficit)                            $ 5,552,484

(a) During the current fiscal year, the portfolio utilized capital loss carryforwards of $27,392. For the year ended December 31, 2005, the Portfolio deferred losses on straddles of $2,112,367.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.


13


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their


15


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


16


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                CLASS A
                                          ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006    ---------------------------------------------------------------
                                            (UNAUDITED)        2005         2004         2003         2002         2001(a)
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.06          $12.91       $13.01       $12.65       $12.17       $12.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .31             .70          .65(c)       .61          .67(c)       .92(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.77)            .38         (.06)         .34          .61         (.43)
Net increase (decrease) in net asset
  value from operations                         (.46)           1.08          .59          .95         1.28          .49

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.90)           (.93)        (.69)        (.59)        (.73)        (.91)
Distributions from net realized gain
  on investment transactions                    (.04)             -0-          -0-          -0-        (.07)        (.13)
Total dividends and distributions               (.94)           (.93)        (.69)        (.59)        (.80)       (1.04)
Net asset value, end of period                $11.66          $13.06       $12.91       $13.01       $12.65       $12.17

TOTAL RETURN
Total investment return based on
  net asset value (d)                          (3.56)%          8.67%        4.89%        7.35%       10.99%        3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $36,707         $45,730      $47,776      $60,550      $72,307      $51,146
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.21%(e)(f)     1.28%        1.00%        1.04%         .93%         .95%
  Expenses, before waivers and
    reimbursements                              1.21%(e)(f)     1.28%        1.11%        1.04%        1.05%        1.15%
  Expenses, before waivers and
    reimbursements, excluding interest
    expense                                     1.06%(e)(f)     1.02%         .98%        1.04%         .93%         .95%
  Net investment income                         4.83%(e)(f)     5.42%        5.07%(c)     4.75%        5.45%(c)     7.35%(c)
Portfolio turnover rate                           28%             75%          69%          73%          60%          57%


See footnote summary on page 18.


17


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            CLASS B
                                          --------------------------------------------------------------------
                                            SIX MONTHS                                         JULY 22, 2002 (g)
                                               ENDED                 YEAR ENDED DECEMBER 31,            TO
                                           JUNE 30, 2006    -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)         2005         2004         2003         2002
                                            -----------     -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.03          $12.90       $13.01       $12.67       $12.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .29             .66          .62(c)       .57          .42(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.76)            .38         (.06)         .36          .21
Net increase (decrease) in net asset
  value from operations                         (.47)           1.04          .56          .93          .63

LESS: DIVIDENDS
Dividends from net investment income            (.86)           (.91)        (.67)        (.59)          -0-
Distributions from net realized gain
  on investmenttransactions                     (.04)             -0-          -0-          -0-          -0-
Total dividends and distributions               (.90)           (.91)        (.67)        (.59)          -0-
Net asset value, end of period                $11.66          $13.03       $12.90       $13.01       $12.67

TOTAL RETURN
Total investment return based on
  net asset value (d)                          (3.68)%          8.33%        4.67%        7.18%        5.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $7,302         $13,310       $9,393       $5,698         $236
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.41%(e)(f)     1.53%        1.27%        1.30%        1.36%(f)
  Expenses, before waivers and
    reimbursements                              1.41%(e)(f)     1.53%        1.37%        1.30%        1.48%(f)
  Expenses, before waivers and
    reimbursements, excluding
    interest expense                            1.29%(e)(f)     1.27%        1.24%        1.30%        1.36%(f)
  Net investment income                         4.58%(e)(f)     5.17%        4.88%(c)     4.42%        4.72%(c)(f)
Portfolio turnover rate                           28%             75%          69%          73%          60%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%.

(b)  Based on average shares oustanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of distribution.


18


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Americas Government Income Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                             ADVISORY FEE
                               BASED ON %
                               OF AVERAGE
CATEGORY                     DAILY NET ASSETS                    FUND
------------------------------------------------------------------------------
High Income             50 bp on 1st $2.5 billion          Americas Government
                        45 bp on next $2.5 billion         Income Portfolio
                        40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                AS A %
                                                              OF AVERAGE
FUND                                         AMOUNT        DAILY NET ASSETS
-------------------------------------------------------------------------------
Americas Government Income Portfolio         $69,000             0.11%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


19


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                            GROSS EXPENSE RATIO              FISCAL YEAR
-------------------------------------------------------------------------------
Americas Government                Class A  0.98%               December 31
  Income Portfolio                 Class B  1.24%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                             FEE(3)
-------------------------------------------------------------------------------
Fixed Income                                            0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                        EFFECTIVE         LIPPER
                                       MANAGEMENT         GROUP
FUND                                       FEE            MEDIAN          RANK
-------------------------------------------------------------------------------
Americas Government
  Income Portfolio                        0.500           0.758            2/10

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:



                        EXPENSE       LIPPER      LIPPER     LIPPER      LIPPER

                         RATIO       UNIVERSE    UNIVERSE     GROUP      GROUP
FUND                     (%)(7)     MEDIAN (%)     RANK      MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Americas Government
  Income Portfolio        0.981       0.978        9/13       0.978       7/10

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide


(4) It should be noted that "effective management fee" is calculated by lipper using the fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the fund has the lowest effective fee rate in the lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the fund to the adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)    Most recent fiscal year end Class A share total expense ratio.


21


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                        12b-1 FEE RECEIVED
-------------------------------------------------------------------------------
Americas Government Income Portfolio                              $19,426

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                               ADVISER
                                                             PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
Americas Government Income Portfolio                           $47,266

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

AMERICAS GOVERNMENT INCOME PORTFOLIO              GROUP             UNIVERSE
-------------------------------------------------------------------------------
1 year                                             3/10               4/13
3 year                                             9/10               10/13
5 year                                             8/10               10/13
10 year                                             1/7               2/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                   PERIODS ENDING SEPTEMBER 30, 2005
                                         ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                      SINCE
FUND                     1 YEAR      3 YEAR    5 YEAR    10 YEAR    INCEPTION
-------------------------------------------------------------------------------
AMERICAS GOVERNMENT
  INCOME PORTFOLIO        8.59        6.83      7.19       9.43        8.15
Lehman Brothers
  Aggregate Bond
  Index                   2.80        3.96      6.62       6.55        7.03

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)    The performance rankings are for the Class A shares of the Fund.

(10)   The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12)   The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


23



ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


SEMI-ANNUAL REPORT


> ALLIANCEBERNSTEIN U.S. GOVERNMENT/
  HIGH GRADE SECURITIES PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

INVESTMENT PRODUCTS OFFERED
o   ARE NOT FDIC INSURED
o   MAY LOSE VALUE
o   ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING             ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID          ANNUALIZED
UTILITY INCOME PORTFOLIO          JANUARY 1, 2006       JUNE 30, 2006       DURING PERIOD*       EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------------
CLASS A
Actual                               $ 1,000             $   991.68            $ 3.75                 0.76%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,021.03            $ 3.81                 0.76%
CLASS B
Actual                               $ 1,000             $   989.71            $ 4.98                 1.01%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,019.79            $ 5.06                 1.01%



* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


SECURITY TYPE                                U.S. $ VALUE  PERCENT OF NET ASSETS
                                             ------------  ---------------------
Government/Agency Obligations                $ 48,956,939          50.3%
Corporate Debt Obligations                     21,312,115          21.9
Commercial Mortgage Backed Securities          11,073,537          11.4
Asset Backed Securities                         5,586,412           5.7
Non-Agency Collateralized Mortgage
  Obligations                                   4,598,994           4.7
Sovereign Debt Obligations                      1,922,556           2.0
Federal Agency Collateralized Mortgage
  Obligation                                    1,077,645           1.1
                                             ------------         -----
Total Investments*                             94,528,198          97.1
Cash and receivables, net of liabilities        2,793,480           2.9
                                             ------------         -----
Net Assets                                   $ 97,321,678         100.0%


*     Excludes short-term investments.


2
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
U.S. GOVERNMENT &
  GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-50.3%
MORTGAGE
  PASS-THROUGHS-44.8%
Federal Gold Loan Mortgage
  Corp.
  4.50%, 8/01/35-10/01/35           $ 2,217    $   2,011,380
  5.00%, 4/01/21                      1,158        1,114,279
Federal National Mortgage
Association
  4.175%, 9/01/35 (a)                   502          494,724
  4.235%, 9/01/34 (a)                   488          483,573
  4.249%, 8/01/34 (a)                   494          489,518
  4.50%, 4/01/20-3/01/21              2,975        2,811,694
  4.662%, 7/01/35 (a)                   483          476,931
  4.77%, 4/01/35 (a)                    191          189,546
  5.00%, 4/01/19-4/01/21              4,204        4,053,998
  5.00%, TBA                          2,935        2,743,309
  5.50%, 2/01/14-2/01/35              9,981        9,673,782
  5.50%, TBA                          8,505        8,167,453
  5.815%, 3/01/36 (a)                   550          548,627
  6.00%, TBA                          5,055        4,974,433
  6.50%, 1/01/36                        405          408,077
  6.50%,TBA                           2,995        3,009,975
Government National
  Mortgage Association
  6.00%, 3/15/36                      1,948        1,933,189
                                               -------------
                                                  43,584,488
                                               -------------
U.S. TREASURY
  SECURITIES-5.5%
U.S. Treasury Bonds
  5.375%, 2/15/31                     2,125        2,161,690
  7.25%, 5/15/16                      1,730        2,003,151
U.S. Treasury Note
  4.875%, 5/31/11                     1,220        1,207,610
                                               -------------
                                                   5,372,451
                                               -------------
Total U.S. Government &
  Government Sponsored
  Agency Obligations
  (cost $49,890,328)                              48,956,939
                                               -------------
CORPORATE DEBT
  OBLIGATIONS-21.9%
AEROSPACE &
  DEFENSE-0.3%
Raytheon Co.
  6.75%, 8/15/07                        166          167,612
Textron, Inc.
  6.375%, 11/15/08                      125          126,810
                                               -------------
                                                     294,422
                                               -------------
AUTOMOTIVE-0.1%
Daimler Chrysler NA
  Holdings Corp.
  4.875%, 6/15/10                       110          105,149
                                               -------------
BANKING-2.9%
Barclays Bank Plc
  (United Kingdom)
  8.55%, 9/29/49 (b)(c)                 365          402,487
Huntington National Bank
  4.375%, 1/15/10                       250          239,978
JPMorgan Chase & Co.
  6.75%, 2/01/11                        425          441,742
RBS Capital Trust III
  5.512%, 9/29/49 (c)                   335          312,316
Sanwa Bank
  7.40%, 6/15/11                        100          106,126
Sumitomo Mitsui Banking
  Corp. (Japan)
  5.625%, 7/15/49 (b)(c)                100           93,262
UBS Preferred Funding Trust 1
  8.622%, 10/31/49 (c)                  180          197,081
UFJ Finance Aruba AEC
  (Aruba)
  6.75%, 7/15/13                        240          250,027
Wachovia Capital Trust III
  5.80%, 3/15/42 (c)                    180          174,672
Washington Mutual, Inc.
  4.00%, 1/15/09                        310          297,706
Wells Fargo & Co.
  4.20%, 1/15/10                        195          186,346
Zions Bancorp
  5.50%, 11/16/15                       135          128,660
                                               -------------
                                                   2,830,403
                                               -------------
BROADCASTING/
  MEDIA-0.9%
BSKYB Finance (UK) Ltd.
  (United Kingdom)
  5.625%, 10/15/15 (b)                  210          198,879
News America, Inc.
  6.55%, 3/15/33                        125          116,522
Time Warner
  Entertainment Co. LP
  8.375%, 3/15/23                       315          350,271
WPP FINANCE (UK) CORP.
  (United Kingdom)
  5.875%, 6/15/14                       175          169,569
                                               -------------
                                                     835,241
                                               -------------
BUILDING/REAL ESTATE-0.3%
iStar Financial, Inc.
  5.15%, 3/01/12                        125          118,849
Simon Property Group LP
  6.375%, 11/15/07                      145          145,604
                                               -------------
                                                     264,453
                                               -------------


3
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
CABLE-1.0%
AT&T Broadband Corp.
  9.455%, 11/15/22                  $   160    $     198,800
British Sky Broadcasting Plc
  (United Kingdom)
  6.875%, 2/23/09                       100          102,381
Comcast Cable
  Communications, Inc.
  6.875%, 6/15/09                       250          257,228
Comcast Corp.
  5.30%, 1/15/14                        155          145,830
  5.50%, 3/15/11                        275          270,081
                                               -------------
                                                     974,320
                                               -------------
CHEMICALS-0.1%
Lubrizol Corp.
  4.625%, 10/01/09                      120          115,540
                                               -------------
COMMUNICATIONS-1.9%
AT&T Corp.
  8.00%, 11/15/31                        60           68,886
British Telecom Plc
  (United Kingdom)
  8.375%, 12/15/10 (d)                  450          494,041
Sprint Capital Corp.
  8.375%, 3/15/12                       490          541,400
Telecom Italia Capital SA
  (Luxembourg)
  4.00%, 11/15/08-1/15/10               595          559,609
  6.375%, 11/15/33                       75           67,812
Verizon Global Funding Corp.
  4.900%, 9/15/15                       140          126,574
                                               -------------
                                                   1,858,322
                                               -------------
COMMUNICATIONS-
  FIXED-0.2%
Embarq Corp.
  6.738%, 6/01/13                        20           19,940
Vodafone Group Plc
  5.50%, 6/15/11                        230          224,655
                                               -------------
                                                     244,595
                                               -------------
COMMUNICATIONS-
  MOBILE-1.0%
AT&T Wireless Services, Inc.
  7.875%, 3/01/11                       460          495,476
  8.75%, 3/01/31                        145          177,773
Telus Corp. (Canada)
  7.50%, 6/01/07                        335          339,903
                                               -------------
                                                   1,013,152
                                               -------------
CONGLOMERATES/
  MISCELLANEOUS-0.2%
Hutchison Whampoa
  International Ltd.
  (Cayman Islands)
  7.45%, 11/24/33 (b)                   185          195,556
                                               -------------
CONSUMER
  MANUFACTURING-0.3%
Textron Financial Corp.
  Series E
  4.125%, 3/03/08                       315          306,898
                                               -------------
ENERGY-1.2%
Amerada Hess Corp.
  7.875%, 10/01/29                      225          251,026
ConocoPhillips Holdings Co.
  6.95%, 4/15/29                        225          244,833
Duke Energy Field Services LLC
  7.875%, 8/16/10                        70           74,818
Enterprise Products
  Operating LP
  Series B
  5.60%, 10/15/14                       125          118,332
Kinder Morgan Finance
  5.35%, 1/05/11                        170          156,627
Valero Energy Corp.
  6.875%, 4/15/12                       255          264,323
  7.50%, 4/15/32                         26           28,228
                                               -------------
                                                   1,138,187
                                               -------------
FINANCIAL-3.6%
American General Finance Corp.
  4.625%, 5/15/09                       340          330,091
Boeing Capital Corp.
  4.75%, 8/25/08                        210          206,366
CIT Group, Inc.
  7.75%, 4/02/12                        460          498,655
Core Investment Grade Trust
  4.659%, 11/30/07                      575          565,675
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                        330          303,608
  Series K
  4.25%, 12/19/07                       265          259,627
General Electric Capital Corp.
  4.375%, 11/21/11                       35           32,877
Goldman Sachs Group, Inc.
  4.75%, 7/15/13                        165          153,512
Household Finance Corp.
  6.50%, 11/15/08                       425          432,511
  7.00%, 5/15/12                        195          205,204
MBNA Corp.
  4.625%, 9/15/08                       290          283,929
MUFG Capital Finance 1 Ltd.
  (Cayman Islands)
  6.346%, 7/29/49 (c)                   105          101,282
Resona Preferred Global
  Securities (Cayman Islands)
  7.191%, 12/30/49 (b)(c)               135          135,417
                                               -------------
                                                   3,508,754
                                               -------------


4
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
FOOD/BEVERAGE-0.5%
Altria Group, Inc.
  7.75%, 1/15/27                    $    70    $      78,546
Conagra Foods, Inc.
  6.75%, 9/15/11                         43           44,323
  7.875%, 9/15/10                       102          109,138
Kroger Co.
  7.80%, 8/15/07                        225          229,005
                                               -------------
                                                     461,012
                                               -------------
HEALTH CARE-1.2%
Anthem, Inc.
  3.50%, 9/01/07                        315          306,097
Humana, Inc.
  6.30%, 8/01/18                        215          209,503
WellPoint, Inc.
  3.75%, 12/14/07                        80           77,733
  4.25%, 12/15/09                       405          386,298
Wyeth
  5.50%, 2/01/14                        186          179,721
                                               -------------
                                                   1,159,352
                                               -------------
INDUSTRIAL-0.2%
Tyco International Group SA
  (Luxembourg)
  6.00%, 11/15/13                       155          153,558
                                               -------------
INSURANCE-0.9%
Assurant, Inc.
  5.625%, 2/15/14                       155          148,680
Liberty Mutual Group
  5.75%, 3/15/14 (b)                    195          183,157
Zurich Capital Trust I
  8.376%, 6/01/37 (b)                   490          517,991
                                               -------------
                                                     849,828
                                               -------------
METALS & MINING-0.1%
Ispat Inland ULC (Canada)
  9.75%, 4/01/14                         95          104,738
                                               -------------
PAPER/PACKAGING-0.6%
International Paper Co.
  5.30%, 4/01/15                        220          202,589
Packaging Corp. of America
  5.75%, 8/01/13                        155          147,376
Westvaco Corp.
  8.20%, 1/15/30                         75           81,237
Weyerhaeuser Co.
  5.95%, 11/01/08                       175          175,139
                                               -------------
                                                     606,341
                                               -------------
PUBLIC UTILITIES-
  ELECTRIC & GAS-3.2%
  Carolina Power & Light Co.
  6.50%, 7/15/12                        335          344,225
Consumers Energy Co.
  Series C
  4.25%, 4/15/08                        130          126,355
Duke Capital LLC
  8.00%, 10/01/19                       250          282,662
Exelon Corp.
  6.75%, 5/01/11                        220          227,582
First Energy Corp.
  Series B
  6.45%, 11/15/11                       265          269,643
  Series C
  7.375%, 11/15/31                      270          289,670
MidAmerican Energy
  Holdings Co.
  5.875%, 10/01/12                      195          193,437
NiSource Finance Corp.
  7.875%, 11/15/10                      190          203,267
Pacific Gas & Electric
  4.80%, 3/01/14                        215          200,349
  6.05%, 3/01/34                         40           37,753
Progress Energy, Inc.
  7.10%, 3/01/11                        185          192,983
Public Service Company of
  Colorado
  7.875%, 10/01/12                      200          221,002
SPI Electricity & Gas Australia
  Holdings Pty Ltd. (Australia)
  6.15%, 11/15/13 (b)                   235          233,759
Xcel Energy, Inc.
  7.00%, 12/01/10                       260          270,826
                                               -------------
                                                   3,093,513
                                               -------------
PUBLIC UTILITIES-
  TELEPHONE-0.2%
Verizon New Jersey, Inc.
  Series A
  5.875%, 1/17/12                       170          166,356
                                               -------------
SERVICE-0.2%
Waste Management, Inc.
  6.875%, 5/15/09                       205          210,776
                                               -------------
SUPERMARKETS &
  DRUGS-0.2%
Safeway, Inc.
  4.125%, 11/01/08                       73           70,105
  4.80%, 7/16/07                         85           84,030
  6.50%, 3/01/11                         65           65,693
                                               -------------
                                                     219,828
                                               -------------
TECHNOLOGY-0.6%
Cisco Systems, Inc.
  5.25%, 2/22/11                         90           88,331
IBM Corp.
  4.375%, 6/01/09                        90           87,232
Motorola, Inc.
  7.625%, 11/15/10                       22           23,559
Oracle Corp.
  5.25%, 1/15/16                        430          402,699
                                               -------------
                                                     601,821
                                               -------------
Total Corporate Debt
  Obligations
  (cost $21,755,852)                              21,312,115
                                               -------------


5
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
COMMERCIAL
  MORTGAGE BACKED
  SECURITIES-11.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2001-PB1 Cl. A2
  5.787%, 5/11/35                   $   341    $     340,915
  Series 2004-4 Cl. A3
  4.128%, 7/10/42                       410          391,829
  Series 2004-6 Cl. A2
  4.161%, 12/10/42                      525          500,446
  Series 2005-6 Cl. A4
  5.182%, 9/10/47 (c)                   680          648,441
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PWR7 A3
  5.116%, 2/11/41 (c)                   505          478,658
  Series 2005-T18 Cl. A4
  4.933%, 2/13/42 (c)                   530          495,534
CS First Boston Mortgage
  Securities Corp.
  Series 2003-CK2 Cl. A2
  3.861%, 3/15/36                       360          348,502
  Series 2005-C1 Cl. A4
  5.014%, 2/15/38 (c)                   450          422,964
GE Capital Commercial
  Mortgage Corp.
  Series 2005-C3 Cl. A3FX
  4.863%, 7/10/45                       455          440,376
Greenwich Capital Commercial
  Funding Corp.
  Series 2003-C1 Cl. A4
  4.111%, 7/05/35                       450          407,801
  Series 2005-GG3 Cl. A2
  4.305%, 8/10/42                       530          507,724
GS Mortgage Securites Corp. II
  Series 2004-GG2 Cl. A6
  5.396%, 8/10/38 (c)                   300          290,598
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C1 Cl. A2
  4.302%, 1/15/38                        95           89,159
  Series 2005-LDP1 Cl. A4
  5.038%, 3/15/46 (c)                   550          517,281
  Series 2005-LDP3 Cl. A2
  4.851%, 8/15/42                       405          391,481
  Series 2005-LDP4 Cl. A2
  4.79%, 10/15/42                       465          448,697
  Series 2005-LDP5 Cl. A2
  5.198%, 12/15/44                      360          352,019
  Series 2006-CB14 Cl. A4
  5.481%, 12/12/44 (c)                  195          188,920
  Series 2006-CB15 Cl. A4
  5.814%, 6/12/43 (c)                   290          287,115
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C4 Cl. A4
  5.305%, 6/15/29 (c)                   830          806,270
  Series 2004-C8 Cl. A2
  4.201%, 12/15/29                      420          400,390
  Series 2005-C1 Cl. A4
  4.742%, 2/15/30                       365          337,621
  Series 2005-C7 Cl. A4
  5.197%, 11/15/30 (c)                  340          323,711
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Cl. A6
  5.417%, 11/12/37 (c)                  280          268,447
  Series 2005-MKB2 Cl. A2
  4.806%, 9/12/42                       655          635,422
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-2 Cl. A4
  5.91%, 6/12/46 (c)                    145          145,624
Morgan Stanley Capital I
  Series 2005-T17 Cl. A5
  4.78%, 12/13/41                       655          607,592
                                               -------------
Total Commercial Mortgage
  Backed Securities
  (cost $11,558,576)                              11,073,537
                                               -------------
ASSET-BACKED
  SECURITIES-5.7%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl. A2A
  5.523%, 9/25/34 (a)                    94           93,901
Asset Backed Funding
  Certificates
  Series 2003-WF1 Cl. A2
  5.831%, 12/25/32 (a)                  136          136,415
Bear Stearns Asset Backed
  Securities, Inc.
  Series 2005-SD1 Cl. 1A1
  5.473%, 4/25/22 (a)                   128          127,961
Capital Auto Receivables Asset
  Trust
  Series 2005-SN1A Cl. A3A
  4.10%, 6/15/08                        465          459,987
Capital One Prime Auto
  Receivables Trust
  Series 2005-1 Cl. A3
  4.32%, 8/15/09                        720          711,044
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-1 Cl. AFPT
  3.36%, 1/25/33 (e)                    116          102,732
Credit-Based Asset Servicing
  and Securities
  Series 2003-CB1 Cl. AF2
  3.45%, 1/25/33 (e)                    252          235,990
  Series 2005-CB7 Cl. AF2
  5.146%, 11/25/35 (e)                  260          256,300


6
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
Dunkin Securitization
  Series 2006-1 Cl. A2
  5.779%, 6/20/31 (b)               $   100    $      99,188
GE-WMC Mortgage Securities
  LLC
  Series 2005-2 Cl. A2B
  5.493%, 12/25/35 (a)                  285          285,242
Home Equity Mortgage Trust
  Series 2005-2 Cl. A1
  5.503%, 7/25/35 (a)                    84           83,985
  Series 2005-4 Cl. A3
  4.742%, 1/25/36 (e)                   305          299,144
  Series 2006-1 Cl. A2
  5.30%, 3/25/36 (e)                    120          118,436
HFC Home Equity Loan Asset
  Backed Certificates
  Series 2005-3 Cl. A1
  5.527%, 1/20/35 (a)                   282          282,400
Novastar Home Equity Loan
  Series 2001-1 A1
  5.883%, 7/25/31 (a)                   164          163,561
Providian Gateway Master Trust
  Series 2004-DA Cl. A
  3.35%, 9/15/11 (b)                    360          350,352
Residential Asset Mortgage
  Products, Inc.
  Series 2005-RS1 Cl. AII1
  5.433%, 1/25/35 (a)                    59           59,048
  Series 2005-RS3 Cl. AIA2
  5.493%, 3/25/35 (a)                   290          290,090
  Series 2005-RZ1 Cl. A2
  5.523%, 4/25/35 (a)                   385          385,481
Residential Asset Securities Corp.
  Series 2002-KS7 Cl. A2
  5.693%, 11/25/32 (a)                   85           85,153
Residential Funding Mortgage
  Sec II
  Series 2005-HI2 Cl. A3
  4.46%, 5/25/35                        225          219,481
Saxon Asset Securities Trust
  Series 2005-4 Cl. A2B
  5.503%, 11/25/37 (a)                  300          300,048
Specialty Underwriting &
  Residential Finance
  Series 2006-BC1 Cl. A2A
  5.403%, 12/25/36 (a)                  238          237,494
Structured Asset Investment
  Loan Trust
  Series 2006-1 Cl. A1
  5.403%, 1/25/36 (a)                   203          202,979
                                               -------------
Total Asset-Backed Securities
  (cost $5,641,612)                                5,586,412
                                               -------------
NON-AGENCY
  COLLATERALIZED
  MORTGAGE
  OBLIGATIONS-4.7%
Bear Stearns ALT-A Trust
  Series 2005-10 Cl. 24A1
  5.972%, 1/25/36 (c)                   434          433,014
  Series 2006-1 Cl. 22A1
  5.439%, 2/25/36 (c)                   584          575,937
  Series 2006-2 Cl. 23A1
  6.00%, 3/25/36 (c)                    463          461,920
  Series 2006-3 Cl. 22A1
  6.25%, 5/25/36 (c)                    246          246,506
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2005-2 Cl. 1A4
  5.122%, 5/25/35 (c)                   550          536,382
  Series 2006-AR1 Cl. 3A1
  5.50%, 3/25/36 (a)                    687          677,567
Indymac Index Mortgage
  Loan Trust
  Series 2006-AR7 Cl. 4A1
  6.265%, 5/25/36 (c)                   296          295,829
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2006-A1 Cl. 2A1
  6.233%, 3/25/36 (c)                   443          443,426
Residential Funding Mortgage
  Security 1
  Series 2005-SA3 Cl. 3A
  5.247%, 8/25/35 (c)                   366          359,268
Structured Adjustable Rate
  Mortgage Loan
  Series 2006-3 Cl. 2A1
  6.017%, 4/25/36 (c)                   375          374,321
Washington Mutual
  Series 2005-AR2 Cl. 2A22
  5.543%, 1/25/45 (a)                   195          194,824
                                               -------------
Total Non-Agency
  Collateralized Mortgage
  Obligations
  (cost $4,639,646)                                4,598,994
                                               -------------
SOVEREIGN DEBT
  OBLIGATIONS-2.0%
Russian Federation (Russia)
  5.00%, 3/31/30 (e)                    920          979,156
United Mexican States (Mexico)
  5.625%, 1/15/17                       530          492,900
  7.50%, 1/14/12                        425          450,500
                                               -------------
Total Sovereign Debt Obligations
  (cost $1,907,936)                                1,922,556
                                               -------------


7
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund


                                     PRINCIPAL
                                      AMOUNT
                                      (000)     U.S. $ VALUE
------------------------------------------------------------
COLLATERALIZED
  MORTGAGE
  OBLIGATIONS-1.1%
Fannie Mae Grantor Trust
  Series 2004-T5 Cl. AB4
  5.708%, 5/28/35 (a)               $   235    $     235,451
Freddie Mac Reference Remic
  Series R007 Cl. AC
  5.875%, 5/15/16                       847          842,194
                                               -------------
Total Federal Agency
  Collateralized Mortgage
  Obligations
  (cost $1,081,902)                                1,077,645
                                               -------------
SHORT-TERM
  INVESTMENTS-22.9%
FEDERAL AGENCIES-21.9%
Federal Home Loan Bank
  Discount Note
  Zero Coupon, 7/12/06                9,420        9,407,867
Federal Home Mortgage Corp.
  Discount Note
  Zero Coupon, 7/21/06                6,530        6,513,185
Federal National Mortgage
  Association
  Zero Coupon, 8/14/06                5,470        5,437,169
                                               -------------
                                                  21,358,221
                                               -------------
TIME DEPOSIT-1.0%
The Bank of New York
  4.25%, 7/03/06                        939          939,000
                                               -------------
Total Short-Term Investments
  (cost $22,284,144)                              22,297,221
                                               -------------
TOTAL INVESTMENTS-120.0%
  (cost $118,759,996)                            116,825,419
Other assets less
  liabilities-(20.0%)                            (19,503,741)
                                               -------------
NET ASSETS-100%                                $  97,321,678
                                               =============


INTEREST RATE SWAP CONTRACTS  (SEE NOTE D)

                                                  RATE TYPE
                                         -------------------------
                                            PAYMENTS     PAYMENTS
    SWAP           NOTIONAL  TERMINATION    MADE BY    RECEIVED BY   UNREALIZED
COUNTERPARTY       AMOUNT       DATE        THE FUND     THE FUND   DEPRECIATION
--------------------------------------------------------------------------------
Lehman Brothers   3,505,000   11/02/07   3 Month LIBOR +   4.814%   $(49,790)
Lehman Brothers   1,000,000    3/02/16   3 Month LIBOR +   5.063     (35,539)

+    LIBOR - London Interbank Offered Rate


     (a)   Floating rate security. Stated rate was in effect at June 30, 2006.

     (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $2,410,048 or 2.5% of net assets.

     (c)   Variable rate coupon, rate shown as of June 30, 2006.

     (d) The coupon on this security varies along with its rating. For each rating downgrade by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.125%. The security is currently rated Baa1/A-.

     (e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2006.

     Glossary:

     TBA-To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     See Notes to Financial Statements.


8
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


ASSETS
Investments in securities, at value (cost $118,759,996)           $ 116,825,419
Cash                                                                        167
Interest receivable                                                     677,873
Receivable for investment securities sold                               620,148
                                                                  -------------
Total assets                                                        118,123,607
                                                                  -------------
LIABILITIES
Unrealized depreciation of interest rate swap contracts                  85,329
Payable for investment securities purchased                          20,412,180
Payable for capital stock redeemed                                      118,715
Advisory fee payable                                                     38,598
Administrative fee payable                                               19,607
Distribution fee payable                                                  5,098
Transfer agent fee payable                                                  122
Accrued expenses                                                        122,280
                                                                  -------------
Total liabilities                                                    20,801,929
                                                                  -------------
NET ASSETS                                                        $  97,321,678
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $       8,678
Additional paid-in capital                                           98,492,682
Undistributed net investment income                                   2,117,052
Accumulated net realized loss on investment transactions             (1,276,828)
Net unrealized depreciation of investments                           (2,019,906)
                                                                  -------------
                                                                  $  97,321,678
                                                                  =============


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED,
  $.001 PAR VALUE
                                        SHARES           NET ASSET
CLASS           NET ASSETS           OUTSTANDING           VALUE
-------------------------------------------------------------------------------
A              $ 74,126,502           6,597,576           $ 11.24
B              $ 23,195,176           2,080,205           $ 11.15


See Notes to Financial Statements.


9
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


INVESTMENT INCOME
Interest                                                          $   2,568,597
                                                                  -------------
EXPENSES
Advisory fee                                                            231,966
Distribution fee--Class B                                                30,038
Transfer agency--Class A                                                    737
Transfer agency--Class B                                                    226
Custodian                                                                71,142
Administrative                                                           39,000
Printing                                                                 29,597
Audit                                                                    20,248
Legal                                                                     3,137
Directors' fees                                                             638
Miscellaneous                                                             4,071
                                                                  -------------
Total expenses                                                          430,800
                                                                  -------------
Net investment income                                                 2,137,797
                                                                  -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on:
  Investment transactions                                              (835,651)
  Swap contracts                                                         (6,670)
Net change in unrealized appreciation/depreciation of:
  Investments                                                        (2,159,149)
  Swap contracts                                                        (86,497)
                                                                  -------------
Net loss on investment transactions                                  (3,087,967)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $    (950,170)
                                                                  =============


See Notes to Financial Statements.


10
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                    JUNE 30, 2006  DECEMBER 31,
                                                     (UNAUDITED)       2005
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                              $   2,137,797  $   3,966,975
Net realized loss on investment transactions            (842,321)      (344,511)
Net change in unrealized appreciation/depreciation
  of investments                                      (2,245,646)    (1,396,285)
                                                   -------------  -------------
Net increase (decrease) in net assets from
  operations                                            (950,170)     2,226,179
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
  Class A                                             (3,081,304)    (2,754,338)
  Class B                                               (907,122)      (705,193)
Net realized gain on investment transactions
  Class A                                                     -0-    (2,609,373)
  Class B                                                     -0-      (726,434)
CAPITAL STOCK TRANSACTIONS
Net decrease                                          (5,784,474)   (15,673,115)
                                                   -------------  -------------
Total decrease                                       (10,723,070)   (20,242,274)
NET ASSETS
Beginning of period                                  108,044,748    128,287,022
                                                   -------------  -------------
End of period (including undistributed net
  investment income of $2,117,052 and $3,967,681,
  respectively)                                    $  97,321,678  $ 108,044,748
                                                   =============  =============


See Notes to Financial Statements.


11
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

AllianceBernstein Variable Products Series Fund


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


12
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various shares classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for pro-


13
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


viding personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                      PURCHASES        SALES
                                                    ------------   ------------
Investment securities (excluding U.S. government
  securities)                                       $ 15,611,979   $ 18,651,618
U.S. government securities                           173,456,076    177,242,298

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation                                      $    336,933
Gross unrealized depreciation                                        (2,271,510)
                                                    -              ------------
Net unrealized depreciation                                        $ (1,934,577)
                                                    -              ============

1. SWAP AGREEMENTS

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is


14
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a compontent of net change in unrealized appreciation/depreciation of investments.

2. DOLLAR ROLLS

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                     SHARES                                AMOUNT
                                      ----------------------------------    ----------------------------------
                                      SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED       YEAR ENDED
                                       JUNE 30, 2006        DECEMBER 31,     JUNE 30, 2006        DECEMBER 31,
                                        (UNAUDITED)             2005          (UNAUDITED)             2005
                                      ----------------      ------------    ----------------     -------------
CLASS A
Shares sold                                402,373             372,822       $   4,703,570       $   4,471,948
Shares issued in reinvestment
  of dividends and distributions           273,408             453,782           3,081,304           5,363,710
Shares redeemed                         (1,126,984)         (2,125,694)        (13,195,643)        (25,485,309)
Net decrease                              (451,203)         (1,299,090)      $  (5,410,769)      $ (15,649,651)
CLASS B
Shares sold                                208,219             449,657       $   2,432,648       $   5,373,478
Shares issued in reinvestment
  of dividends and distributions            81,065             122,049             907,122           1,431,628
Shares redeemed                           (318,368)           (575,530)         (3,713,475)         (6,828,570)
Net decrease                               (29,084)             (3,824)      $    (373,705)      $     (23,464)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


15
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                         2005                 2004
                                     -----------         -----------
Distributions paid from:
  Ordinary income                    $ 5,187,497         $ 6,121,986
  Net long-term capital gains          1,607,841           1,546,494
                                     -----------         -----------
Total taxable distributions            6,795,338           7,668,480
                                     -----------         -----------
Total distributions paid             $ 6,795,338         $ 7,668,480
                                     ===========         ===========

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                            $ 3,970,863
Accumulated capital and other losses                        (389,872)(a)
Unrealized appreciation/(depreciation)                       177,923(b)
                                                         -----------
Total accumulated earnings/(deficit)                     $ 3,758,914
                                                         ===========

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $13,456, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006, post October capital losses of $376,416.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


16
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.


17
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


18
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       CLASS A
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                                YEAR ENDED DECEMBER 31,
                                                   2006              -------------------------------------------------------------
                                               (UNAUDITED)             2005          2004           2003         2002       2001(a)
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of period             $ 11.82             $ 12.28        $ 12.56        $ 12.54     $ 12.00     $ 11.68
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                            .25                 .41            .32(c)         .26         .42         .57
Net realized and unrealized gain (loss)
  on investment transactions                        (.35)               (.17)           .12            .23         .49         .33
Net increase (decrease) in net asset
  value from operations                             (.10)                .24            .44            .49         .91         .90
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                            (.48)               (.36)          (.36)          (.37)       (.37)       (.58)
Distributions from net realized gain on
  investment  transactions                            -0-               (.34)          (.36)          (.10)         -0-         -0-
Total dividends and distributions                   (.48)               (.70)          (.72)          (.47)       (.37)       (.58)
Net asset value, end of period                   $ 11.24             $ 11.82        $ 12.28        $ 12.56     $ 12.54     $ 12.00
TOTAL RETURN
Total investment return based on net
  asset value (d)                                   (.83)%              1.98%          3.77%          3.88%       7.79%       7.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $74,127             $83,329       $102,543       $129,194    $164,265    $104,635
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                   .76%(e)(f)          .71%           .68%           .77%        .82%        .89%
  Expenses, before waivers and
    reimbursements                                   .76%(e)(f)          .71%           .78%           .77%        .82%        .89%
  Net investment income                             4.22%(e)(f)         3.37%          2.46%(c)       2.10%       3.49%       4.86%
Portfolio turnover rate                              188%                529%           662%           748%        551%        259%


See footnote summary on page 20.


19
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

AllianceBernstein Variable Products Series Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                       CLASS B
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,                                YEAR ENDED DECEMBER 31,
                                                   2006              -------------------------------------------------------------
                                               (UNAUDITED)             2005          2004           2003         2002       2001(a)
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of period             $ 11.72             $ 12.18        $ 12.47        $ 12.47     $ 11.94     $ 11.64
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (B)                            .23                 .38            .28(C)         .24         .39         .55
Net realized and unrealized gain (loss) on
  investment  transactions                          (.35)               (.17)           .13            .21         .49         .31
Net increase (decrease) in net asset
  value from operations                             (.12)                .21            .41            .45         .88         .86
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.               (.45)               (.33)          (.34)          (.35)       (.35)       (.56)
Distributions from net realized gain on
  investment  transactions                            -0-               (.34)          (.36)          (.10)         -0-         -0-
Total dividends and distributions                   (.45)               (.67)          (.70)          (.45)       (.35)       (.56)
Net asset value, end of period                   $ 11.15             $ 11.72        $ 12.18        $ 12.47     $ 12.47     $ 11.94
TOTAL RETURN
Total investment return based on net
  asset value (d)                                  (1.03)%              1.75%          3.52%          3.61%       7.54%       7.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $23,195             $24,716        $25,744        $21,982     $10,602      $7,031
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                  1.01%(e)(f)          .96%           .93%          1.03%       1.07%       1.14%
  Expenses, before waivers and
    reimbursements                                  1.01%(e)(f)          .96%          1.03%          1.03%       1.07%       1.14%
  Net investment income                             3.98%(e)(f)         3.14%          2.19%(c)       1.89%       3.25%       4.61%
Portfolio turnover rate                              188%                529%           662%           748%        551%        259%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11% to 4.86% and 4.86% to 4.61%, respectively.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.


20
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein U.S. Government / High Grade Securities Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                              ADVISORY FEE
                         BASED ON % OF AVERAGE
CATEGORY                    DAILY NET ASSETS                 FUND
-------------------------------------------------------------------------------
Low Risk Income         45 bp on 1st $2.5 billion    U.S. Government/High Grade
                        40 bp on next $2.5 billion   Securities Portfolio
                        35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                   AS A %
                                                                OF AVERAGE
FUND                                          AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
U.S. GOVERNMENT/HIGH GRADE                   $69,000              0.05%
Securities Portfolio


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


21
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund


Set forth below are the Fund's latest fiscal year end gross expense ratios.

FUND                                 GROSS EXPENSE RATIO       FISCAL YEAR
-------------------------------------------------------------------------------
U.S. Government / High Grade          Class A  0.78%           December 31
Securities Portfolio                  Class B  1.03%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                        NET ASSETS                         EFFECTIVE ALLIANCE
                         09/30/05   ALLIANCE INSTITUTIONAL   INSTITUTIONAL
FUND                     ($MIL)          FEE SCHEDULE         ADVISORY FEE
-------------------------------------------------------------------------------
U.S. GOVERNMENT /         $115.5     U.S. CORE HIGH GRADE       0.269%
High Grade Securities                Schedule
Portfolio                            40 bp on 1st $20m
                                     25 bp on next $80m
                                     20 bp on next $100m
                                     15 bp on the balance
                                     MINIMUM ACCOUNT SIZE $20M

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                                FEE(3)
-------------------------------------------------------------------------------
Fixed Income                                               0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.



(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


22
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                      EFFECTIVE      LIPPER
                                     MANAGEMENT      GROUP
FUND                                    FEE          MEDIAN            RANK
-------------------------------------------------------------------------------
U.S. Government / High Grade           0.450          0.460            5/13
Securities Portfolio

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                        LIPPER     LIPPER     LIPPER    LIPPER
                            EXPENSE    UNIVERSE   UNIVERSE    GROUP      GROUP
FUND                     RATIO (%)(7)  MEDIAN (%)   RANK    MEDIAN (%)   RANK
-------------------------------------------------------------------------------
U.S. Government / High       0.678      0.598      13/19      0.598      9/13
Grade Securities Portfolio

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


23
_______________________________________________________________________________


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                 12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
U.S. Government / High Grade Securities Portfolio         $60,942

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                              ADVISER
                                                            PAYMENTS TO
FUND                                                           ABIRM
-------------------------------------------------------------------------------
U.S. Government / High Grade Securities Portfolio             $33,488

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


24
_______________________________________________________________________________


AllianceBernstein Variable Products Series Fund


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

U.S. GOVERNMENT HIGH GRADE SECURITIES PORTFOLIO       GROUP          UNIVERSE
-------------------------------------------------------------------------------
1 year                                                11/13           16/19
3 year                                                11/13           16/19
5 year                                                11/13           16/19
10 year                                               12/13           16/19

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmark(13).

                                 PERIODS ENDING SEPTEMBER 30, 2005
                                      ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                       1 YEAR   3 YEAR   5 YEAR   10 YEAR   SINCE INCEPTION
-------------------------------------------------------------------------------
U.S. GOVERNMENT HIGH GRADE
SECURITIES PORTFOLIO        2.52     3.63     5.82     5.75         5.70
Lehman Brothers Government
Bond Index                  2.47     2.85     6.28     6.34         6.40

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10) The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12) The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


25
_______________________________________________________________________________



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




MONEY MARKET PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING           ENDING
                            ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID       ANNUALIZED
MONEY MARKET PORTFOLIO     JANUARY 1, 2006     JUNE 30, 2006     DURING PERIOD*     EXPENSE RATIO*
----------------------     ---------------     -------------     --------------     --------------
CLASS A
Actual                         $ 1,000          $ 1,018.71          $ 4.96              0.99%
Hypothetical (5%
  return before
  expenses)                    $ 1,000          $ 1,019.89          $ 4.96              0.99%
CLASS B
Actual                         $ 1,000          $ 1,017.43          $ 6.25              1.25%
Hypothetical (5%
  return before
  expenses)                    $ 1,000          $ 1,018.60          $ 6.26              1.25%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE OBLIGATIONS-3.7%
CC USA, Inc.
   4.963%, 1/10/07(a)(b)                         $1,200      $ 1,200,000
Sigma Finance, Inc.
   5.17%, 7/25/06(a)(b)                           1,200        1,200,066

Total Corporate Obligations
   (amortized cost $2,400,066)                                 2,400,066

COMMERCIAL PAPER-79.1%
Allied Irish Banks Plc
   5.01%, 7/05/06                                   700          699,805
Bank of America
   5.325%, 8/25/06                                2,600        2,579,617
Banque Caisse D'Epargne L'Etat
   5.00%, 7/07/06                                 2,100        2,098,833
Barclays Bank Plc
   5.045%, 7/13/06                                2,500        2,496,497
Bear Stearns Co., Inc.
   5.02%, 7/11/06                                   700          699,219
Caisse Nationale Des Caisses
   4.95%, 7/17/06                                   900          898,267
Citigroup Funding, Inc.
   4.95%, 7/12/06                                 2,000        1,997,525
Clipper Receivables Corp.
   5.11%, 7/10/06                                 1,100        1,098,905
Danske Corp.
   5.20%, 7/21/06                                 1,100        1,097,140
Depfa Bank Europe Plc
   5.035%, 7/17/06                                  900          898,238
Dexia Delaware LLC
   4.865%, 7/03/06                                  900          900,000
Falcon Asset Securitization
   5.30%, 8/24/06                                 2,500        2,480,861
Fountain Square Funding
   5.25%, 8/16/06                                 2,600        2,583,317
Galaxy Funding
   5.01%, 7/06/06                                 2,200        2,199,082
General Electric Capital Corp.
   5.03%, 7/13/06                                 2,500        2,496,507
HBOS Treasury Services
   5.23%, 9/15/06                                 2,500        2,473,124
HSBC USA, Inc.
   4.935%, 8/02/06                                2,200        2,190,953
ING Funding LLC
   5.29%, 8/23/06                                 1,100        1,091,756
Lloyds Bank Plc
   5.21%, 7/26/06                                 2,500        2,491,678
Merrill Lynch & Co.
   5.20%, 7/18/06                                $1,100        1,097,617
MetLife, Inc.
   5.09%, 7/25/06                                 1,100        1,096,578
Network Rail
   5.20%, 7/31/06                                 2,600        2,589,484
Prudential Plc
   4.89%, 7/05/06                                 2,200        2,199,402
Rabobank USA Finance Corp.
   5.25%, 7/03/06                                 2,500        2,500,000
San Paolo
   5.165%, 8/15/06                                  900          894,448
Santander Centro Hispanico
   5.02%, 7/14/06                                   900          898,619
Societe Generale
   4.895%, 7/24/06                                  900          897,430
Svenska Handelsbank, Inc.
   4.885%, 7/06/06                                1,000          999,593
Triple A One Funding Corp.
   5.10%, 7/10/06                                 1,100        1,098,909
UBS Finance
   5.265%, 7/07/06                                2,300        2,298,655
Windmill Funding Corp.
   5.23%, 7/14/06                                 1,100        1,098,242

Total Commercial Paper
   (amortized cost $51,140,301)                               51,140,301

CERTIFICATES OF DEPOSIT-17.5%
American Express Co.
   5.26%, 7/25/06                                 1,100        1,100,000
Calyon NY
   5.315%, 8/21/06                                2,500        2,500,000
Canadian Imperial Bank
   5.33%, 9/13/06                                 1,100        1,100,000
Norinchukin Bank
   4.98%, 7/03/06                                   800          800,000
Royal Bank of Scotland
   4.755%, 1/12/07                                1,600        1,600,041
Suntrust Bank
   4.62%, 7/31/06                                 1,000        1,000,000
Toronto Dominion Bank
   5.40%, 8/28/06                                 1,100        1,100,000
Union Bank of California
   5.23%, 7/20/06                                   900          900,000
Wachovia Bank NA
   5.459%, 3/30/07 (b)                            1,200        1,200,012

Total Certificates of Deposit
   (amortized cost $11,300,053)                               11,300,053


2


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                            U.S. $ Value
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.3%
   (cost $64,840,420)                                        $64,840,420
Other assets less liabilities-(0.3%)                            (183,031)

NET ASSETS-100%                                              $64,657,389


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $2,400,066 or 3.7% of net assets.

(b)  Variable rate coupon, rate shown as of June 30, 2006.

     See Notes to Financial Statements.


3


MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
   Investments in securities, at value (cost $64,840,420)          $64,840,420
   Cash                                                                 50,805
   Receivable for capital stock sold                                   127,711
   Interest receivable                                                 107,249
   Total assets                                                     65,126,185

LIABILITIES
   Dividends payable                                                   224,377
   Payable for capital stock redeemed                                  130,460
   Custodian fee payable                                                35,170
   Advisory fee payable                                                 25,015
   Administrative fee payable                                           19,607
   Distribution fee payable                                              6,007
   Transfer agent fee payable                                               58
   Accrued expenses                                                     28,102
   Total liabilities                                                   468,796

NET ASSETS                                                         $64,657,389

COMPOSITION OF NET ASSETS
   Capital stock, at par                                               $64,658
   Additional paid-in capital                                       64,593,189
   Accumulated net realized loss on investment transactions               (458)
                                                                   $64,657,389

NET ASSET VALUE PER SHARE--2 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES            NET ASSET
CLASS                           NET ASSETS       OUTSTANDING           VALUE
-------------------------------------------------------------------------------
A                              $35,651,615        35,650,455           $1.00
B                              $29,005,774        29,008,011           $1.00


See Notes to Financial Statements.


4


MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
   Interest                                                         $1,352,629

EXPENSES
   Advisory fee                                                        127,434
   Distribution fee--Class B                                            30,670
   Transfer agency--Class A                                                676
   Transfer agency--Class B                                                517
   Custodian                                                            77,064
   Administrative                                                       39,000
   Audit                                                                20,248
   Printing                                                             14,762
   Legal                                                                 3,640
   Directors' fees                                                         547
   Miscellaneous                                                         1,871
   Total expenses                                                      316,429
   Net investment income                                             1,036,200

REALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions                              1

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $1,036,201


See Notes to Financial Statements.


5


MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                            SIX MONTHS ENDED        YEAR ENDED
                                             JUNE 30, 2006         DECEMBER 31,
                                              (UNAUDITED)              2005
                                            ----------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income                         $ 1,036,200       $ 1,393,653
   Net realized gain (loss) on investment
      transactions                                         1              (209)
   Net increase in net assets from
      operations                                   1,036,201         1,393,444

DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
      Class A                                       (605,033)         (851,086)
      Class B                                       (431,167)         (542,837)

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)                         8,509,441        (8,878,786)
   Total increase (decrease)                       8,509,442        (8,879,265)

NET ASSETS
   Beginning of period                            56,147,947        65,027,212
   End of period (including undistributed
      net investment income of $0 and $0,
      respectively)                              $64,657,389       $56,147,947


See Notes to Financial Statements.


6


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Money Market Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid AllianceBernstein L.P. (prior to February 24, 2006 known


7


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


as Alliance Capital Management L.P.) (the "Adviser") an advisory fee at an annual rate of .50% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $39,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

At June 30, 2006, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: CAPITAL STOCK

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           19,888,846    29,869,578     $19,888,846     $29,869,578
Shares issued in
   reinvestment
   of dividends          605,033       851,086         605,033         851,086
Shares redeemed      (15,211,940)  (37,090,427)    (15,211,940)    (37,090,427)
Net increase
   (decrease)          5,281,939    (6,369,763)     $5,281,939     $(6,369,763)

CLASS B
Shares sold           18,388,844    26,874,134     $18,388,844     $26,874,134
Shares issued in
   reinvestment
   of dividends          431,167       542,837         431,167         542,837
Shares redeemed      (15,592,509)  (29,925,994)    (15,592,509)    (29,925,994)
Net increase
   (decrease)          3,227,502    (2,509,023)     $3,227,502     $(2,509,023)


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's invests in highly-rated securities to minimize credit risk.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                     2005                2004
                                                 ------------        ----------
Distributions paid from:
   Ordinary income                                $1,393,923          $498,650
Total distributions paid                          $1,393,923          $498,650


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                                 $(459)(a)
Total accumulated earnings/(deficit)                                 $(459)


(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $459, of which $250 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.


NOTE H: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


9


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.


10


                                AllianceBernstein Variable Products Series Fund

_______________________________________________________________________________


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


11


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                2006       ---------------------------------------------------------------
                                            (UNAUDITED)        2005         2004         2003         2002         2001
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02            .02          .01(a)       .01          .01          .04

LESS: DIVIDENDS
Dividends from net investment income            (.02)          (.02)        (.01)        (.01)        (.01)        (.04)
Net asset value, end of period                $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
   asset value (b)                              1.87%          2.35%         .71%         .53%        1.10%        3.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $35,651        $30,370      $36,740      $54,847      $97,216     $128,700
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                              .99%(c)(d)     .93%         .69%         .66%         .68%         .63%
   Expenses, before waivers and
     reimbursements                              .99%(c)(d)     .93%         .73%         .66%         .68%         .63%
   Net investment income                        3.78%(c)(d)    2.30%         .68%(a)      .55%        1.10%        3.55%


See footnote summary on page 13.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 CLASS B
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                2006       -----------------------------------------------------------------
                                            (UNAUDITED)        2005         2004           2003         2002         2001
                                            -----------    -----------  -----------    -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00         $ 1.00       $ 1.00         $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02            .02           -0-(a)(e)      -0-(e)      .01          .03

LESS: DIVIDENDS
Dividends from net investment income            (.02)          (.02)          -0-(e)         -0-(e)     (.01)        (.03)
Net asset value, end of period                $ 1.00         $ 1.00       $ 1.00         $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
   asset value (b)                              1.74%          2.10%         .46%           .28%         .85%        3.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $29,006        $25,778      $28,287        $47,946      $52,316      $49,161
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements                             1.25%(c)(d)    1.19%         .94%           .91%         .93%         .90%
   Expenses, before waivers and
     reimbursements                             1.25%(c)(d)    1.19%         .98%           .91%         .93%         .90%
   Net investment income                        3.53%(c)(d)    2.06%         .41%(a)        .29%         .85%        2.60%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(d)  Annualized.

(e)  Amount is less than $.01 per share.


13


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)


The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Money Market Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                           ADVISORY FEE
                      BASED ON % OF AVERAGE
CATEGORY                 DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
Low Risk Income       45 bp on 1st $2.5 billion        Money Market Portfolio
                      40 bp on next $2.5 billion
                      35 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            AS A % OF AVERAGE
FUND                              AMOUNT                    DAILY NET ASSETS
-------------------------------------------------------------------------------
Money Market Portfolio           $69,000                           0.08%


Set forth below are the Fund's latest fiscal year end gross expense ratios.


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


FUND                          GROSS EXPENSE RATIO              FISCAL YEAR
-------------------------------------------------------------------------------
Money Market Portfolio           Class A  0.73%                December 31
                                 Class B  0.98%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The AllianceBernstein Exchange Reserves Fund, which the Adviser manages, has a similar investment style as the Fund. Set forth below is the advisory fee schedule of the fund:

                                             ADVISORY FEE BASED ON % OF
FUND                                          AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
Real Estate Investment Portfolio        First $1.25 billion             0.25%
                                        Next $0.25 billion              0.24%
                                        Next $0.25 billion              0.23%
                                        Next $0.25 billion              0.22%
                                        Next $1.0 billion               0.21%
                                        Excess of $3.0 billion          0.20%


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in fixed income securities:

ASSET CLASS                                            FEE(3)
-------------------------------------------------------------------------------
Fixed Income                                            0.65%


(3) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


15


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                            EFFECTIVE              LIPPER
                            MANAGEMENT             GROUP
FUND                           FEE                 MEDIAN             RANK
-------------------------------------------------------------------------------
Money Market Portfolio        0.450                 0.483             5/13


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(5) and Lipper Expense Universe(6). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                         LIPPER       LIPPER     LIPPER         LIPPER
                           EXPENSE      UNIVERSE     UNIVERSE     GROUP         GROUP
FUND                     RATIO (%)(7)   MEDIAN (%)     RANK     MEDIAN (%)       RANK
---------------------------------------------------------------------------------------
Money Market Portfolio      0.692         0.531        51/54      0.549          13/13


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the eval-


(4) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(5) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(6) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(7)  Most recent fiscal year end Class A share total expense ratio.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


uation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees and Rule 12b-1 payments. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                       12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Money Market Portfolio                                          $102,508


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                   ADVISER
                                                                 PAYMENTS TO
FUND                                                                ABIRM
-------------------------------------------------------------------------------
Money Market Portfolio                                            $214,300


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(8) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


(8) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


17


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The information prepared by Lipper showed the 1, 3, 5 and 10 year performance rankings of the Fund(9) relative to its Lipper Performance Group(10) and Lipper Performance Universe(11) for the period ended September 30, 2005.

MONEY MARKET PORTFOLIO                                 GROUP        UNIVERSE
-------------------------------------------------------------------------------
1 year                                                 13/13         53/54
3 year                                                 13/13         53/54
5 year                                                 12/12         50/53
10 year                                                10/10         47/50


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus the Lipper Variable Money Market Average(13).

                                    PERIODS ENDING SEPTEMBER 30, 2005
                                           ANNUALIZED PERFORMANCE
--------------------------------------------------------------------------------------
FUND                           1 YEAR    3 YEAR    5 YEAR    10 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          1.85      1.01      1.79       3.38         3.37
Lipper Variable Money Market    2.17      1.19      1.99       3.60         3.69
  Average/ # of funds


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(9)  The performance rankings are for the Class A shares of the Fund.

(10) The Lipper Performance Group is identical to the Lipper Expense Group.

(11) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(12) The performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


18



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING             ENDING
U.S. LARGE CAP            ACCOUNT VALUE        ACCOUNT VALUE      EXPENSES PAID        ANNUALIZED
BLENDED STYLE            JANUARY 1, 2006       JUNE 30, 2006      DURING PERIOD*      EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------
CLASS A
Actual                       $ 1,000             $  988.06            $ 5.87               1.19%
Hypothetical (5%
  return before
  expenses)                  $ 1,000             $1,018.89            $ 5.96               1.19%

CLASS B
Actual                       $ 1,000             $  987.17            $ 7.10               1.44%
Hypothetical (5%
  return before
  expenses)                  $ 1,000             $1,017.65            $ 7.20               1.44%

* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                              PERCENT OF
COMPANY                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------
Exxon Mobil Corp.                           $   490,799           3.1%
The Procter & Gamble Co.                        419,779           2.7
JPMorgan Chase & Co.                            417,899           2.7
WellPoint, Inc.                                 398,415           2.5
Google, Inc. Cl. A                              398,363           2.5
Citigroup, Inc.                                 371,447           2.4
The Boeing Co.                                  364,500           2.3
Apple Computer, Inc.                            354,143           2.2
Halliburton Co.                                 352,498           2.2
American International Group, Inc.              310,012           2.0
                                            -----------         ------
                                            $ 3,877,855          24.6%


SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

                                                              PERCENT OF
SECTOR                                     U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------
Finance                                     $ 3,973,085          25.2%
Health Care                                   2,269,930          14.4
Consumer Services                             2,090,713          13.3
Technology                                    1,985,733          12.6
Energy                                        1,824,309          11.6
Consumer Staples                              1,248,480           7.9
Utilities                                       627,460           4.0
Aerospace & Defense                             518,314           3.3
Capital Goods                                   389,565           2.5
Consumer Manufacturing                          196,635           1.2
Basic Industry                                  157,477           1.0
Transportation                                  142,914           0.9
Multi-Industry Companies                        102,864           0.6
                                            -----------         ------
Total Investments*                           15,527,479          98.5
Cash and receivables, net of liabilities        232,729           1.5
                                            -----------         ------
Net Assets                                  $15,760,208         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.5%
FINANCE-25.2%
BANKING - MONEY CENTER-4.1%
JPMorgan Chase & Co.                              9,950      $   417,899
UBS AG                                            1,500          164,550
Wachovia Corp.                                    1,300           70,304
                                                             ------------
                                                                 652,753

BANKING-REGIONAL-4.7%
Bank of America Corp.                             6,400          307,839
Comerica, Inc.                                      900           46,791
Huntington Bancshares, Inc.                       2,000           47,160
KeyCorp                                             600           21,408
Mellon Financial Corp.                            2,000           68,860
National City Corp.                               2,000           72,380
Northern Trust Corp.                              1,100           60,830
PNC Financial Services Group                        400           28,068
Wells Fargo & Co.                                 1,400           93,912
                                                             ------------
                                                                 747,248

BROKERAGE & MONEY MANAGEMENT-6.0%
Federated Investors, Inc.                         1,000           31,500
Franklin Resources, Inc.                          1,950          169,280
Legg Mason, Inc.                                  2,100          208,992
Lehman Brothers Holdings, Inc.                      550           35,833
Merrill Lynch & Co., Inc.                         3,950          274,762
Morgan Stanley                                      500           31,605
The Goldman Sachs Group, Inc.                     1,150          172,995
Waddell & Reed Financial, Inc.                    1,000           20,560
                                                             ------------
                                                                 945,527

INSURANCE-5.4%
Ace Ltd.                                            450           22,766
American International Group, Inc.                5,250          310,012
Genworth Financial, Inc.                          1,700           59,228
MetLife, Inc.                                     1,500           76,815
RenaissanceRe Holdings Ltd.                         800           38,768
The Allstate Corp.                                  250           13,683
The Chubb Corp.                                   1,400           69,860
The Hartford Financial Services Group, Inc.         900           76,140
The St. Paul Travelers Cos., Inc.                 2,000           89,160
Torchmark Corp.                                     600           36,432
UnumProvident Corp.                               1,100           19,943
XL Capital Ltd.                                     600           36,780
                                                             ------------
                                                                 849,587

MORTGAGE BANKING-1.4%
Fannie Mae                                        2,000           96,200
Freddie Mac                                       1,525           86,940
Regions Financial Corp.                           1,100           36,432
                                                             ------------
                                                                 219,572

MISCELLANEOUS-3.6%
Citigroup, Inc.                                   7,700          371,447
MBIA, Inc.                                          500           29,275
Nasdaq Stock Market, Inc. (a)                     1,800           53,820
NYSE Group, Inc. (a)                                750           51,360
U.S. Bancorp                                      1,700           52,496
                                                             ------------
                                                                 558,398
                                                             ------------
                                                               3,973,085

HEALTH CARE-14.4%
BIOTECHNOLOGY-3.9%
Amgen, Inc. (a)                                     400           26,092
Genentech, Inc. (a)                               3,675          300,614
Gilead Sciences, Inc. (a)                         2,650          156,774
Monsanto Co.                                      1,550          130,495
                                                             ------------
                                                                 613,975

DRUGS-4.0%
Eli Lilly & Co.                                     800           44,216
Merck & Co., Inc.                                 3,600          131,148
Pfizer, Inc.                                     11,000          258,170
Teva Pharmaceutical Industries Ltd. (ADR)         6,550          206,915
                                                             ------------
                                                                 640,449

MEDICAL PRODUCTS-1.4%
Alcon, Inc.                                       2,200          216,810

MEDICAL SERVICES-5.1%
Caremark Rx, Inc.                                 3,825          190,753
Medco Health Solutions, Inc. (a)                  1,025           58,712
Tenet Healthcare Corp. (a)                        2,200           15,356
UnitedHealth Group, Inc.                          3,025          135,460
WellPoint, Inc. (a)                               5,475          398,415
                                                             ------------
                                                                 798,696
                                                             ------------
                                                               2,269,930

CONSUMER SERVICES-13.3%
APPAREL-0.3%
Jones Apparel Group, Inc.                         1,500           47,685

BROADCASTING & CABLE-1.8%
CBS Corp. Cl. B                                   2,375           64,244
Comcast Corp. Special Cl. A (a)                   2,800           91,784
Time Warner, Inc.                                 6,600          114,180
Viacom, Inc. Cl. B (a)                              175            6,272
                                                             ------------
                                                                 276,480


3


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CELLULAR COMMUNICATIONS-0.6%
America Movil, S.A. de C.V. (ADR)                 2,650      $    88,139

ENTERTAINMENT/LEISURE-0.1%
The Walt Disney Co.                                 600           18,000

PRINTING & PUBLISHING-0.2%
The Interpublic Group of Cos., Inc. (a)           3,200           26,720

RESTAURANT & LODGING-2.5%
Hilton Hotels Corp.                               2,000           56,560
Las Vegas Sands Corp. (a)                           950           73,967
McDonald's Corp.                                  6,400          215,040
Starwood Hotels & Resorts Worldwide, Inc.           750           45,255
                                                             ------------
                                                                 390,822

RETAIL - GENERAL MERCHANDISE-3.4%
eBay, Inc. (a)                                    3,550          103,980
Limited Brands, Inc.                              1,900           48,621
Lowe's Cos., Inc.                                 2,550          154,709
Office Depot, Inc. (a)                            1,700           64,600
Target Corp.                                      3,525          172,267
                                                             ------------
                                                                 544,177

TOYS-0.3%
Mattel, Inc.                                      2,800           46,228

MISCELLANEOUS-4.1%
Google, Inc. Cl. A (a)                              950          398,363
Yahoo!, Inc. (a)                                  7,700          254,099
                                                             ------------
                                                                 652,462
                                                             ------------
                                                               2,090,713

TECHNOLOGY-12.6%
COMMUNICATION EQUIPMENT-4.2%
ADC Telecommunications, Inc. (a)                  1,300           21,918
Corning, Inc. (a)                                 9,400          227,386
Crown Castle International Corp. (a)              1,700           58,718
Juniper Networks, Inc. (a)                        5,950           95,141
Nokia Oyj (ADR)                                     600           12,156
QUALCOMM, Inc.                                    6,225          249,435
                                                             ------------
                                                                 664,754

COMMUNICATION SERVICES-0.1%
American Tower Corp. Cl. A (a)                      400           12,448
Embarq Corp. (a)                                    235            9,633
                                                             ------------
                                                                  22,081

COMPUTER HARDWARE/STORAGE-3.1%
Apple Computer, Inc. (a)                          6,200          354,143
Hewlett-Packard Co.                               4,100          129,888
                                                             ------------
                                                                 484,031

COMPUTER PERIPHERALS-0.9%
Network Appliance, Inc. (a)                       4,100          144,730

COMPUTER SERVICES-0.4%
Electronic Data Systems Corp.                     2,700           64,962

CONTRACT MANUFACTURING-0.6%
Cooper Industries Ltd. Cl. A                        150           13,938
Flextronics International Ltd. (a)                1,800           19,116
Sanmina-SCI Corp. (a)                             3,000           13,800
Solectron Corp. (a)                              11,800           40,356
                                                             ------------
                                                                  87,210

SEMICONDUCTOR CAPITAL EQUIPMENT-0.2%
Agere Systems, Inc.(a)                            2,100           30,870

SEMICONDUCTOR COMPONENTS-2.8%
Advanced Micro Devices, Inc. (a)                  7,800          190,476
Broadcom Corp. (a)                                7,512          225,736
NVIDIA Corp. (a)                                  1,250           26,613
                                                             ------------
                                                                 442,825

SOFTWARE-0.3%
Microsoft Corp.                                   1,900           44,270
                                                             ------------
                                                               1,985,733

ENERGY-11.6%
DOMESTIC INTEGRATED-0.1%
Occidental Petroleum Corp.                          100           10,255

INTERNATIONAL-4.7%
BP p.l.c. (ADR)                                     600           41,766
ChevronTexaco Corp.                               2,700          167,562
Exxon Mobil Corp.                                 8,000          490,799
Total, SA (ADR)                                     700           45,864
                                                             ------------
                                                                 745,991


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
OIL SERVICE-6.0%
Baker Hughes, Inc.                                  875      $    71,619
ENSCO International, Inc.                         1,200           55,224
GlobalSantaFe Corp.                               2,950          170,363
Halliburton Co.                                   4,750          352,498
Nabors Industries Ltd. (a)                        3,800          128,402
Noble Corp.                                         600           44,652
Rowan Cos., Inc.                                  1,200           42,708
Schlumberger Ltd.                                 1,300           84,643
                                                             ------------
                                                                 950,109

MISCELLANEOUS-0.8%
ConocoPhillips                                    1,800          117,954
                                                             ------------
                                                               1,824,309

CONSUMER STAPLES-7.9%
BEVERAGES-0.5%
The Coca-Cola Co.                                 1,975           84,965

FOOD-0.9%
Del Monte Foods Co.                               2,000           22,460
General Mills, Inc.                               1,200           61,992
Kellogg Co.                                       1,000           48,430
Kraft Foods, Inc.                                   275            8,498
                                                             ------------
                                                                 141,380

HOUSEHOLD PRODUCTS-3.7%
Colgate-Palmolive Co.                               800           47,920
Kimberly-Clark Corp.                              1,000           61,700
The Clorox Co.                                      900           54,873
The Procter & Gamble Co.                          7,550          419,779
                                                             ------------
                                                                 584,272

RETAIL - FOOD & DRUG-1.6%
Safeway, Inc.                                     1,600           41,600
SUPERVALU, Inc.                                   1,100           33,770
The Kroger Co.                                    3,100           67,766
Walgreen Co.                                      1,250           56,050
Whole Foods Market, Inc.                            800           51,712
                                                             ------------
                                                                 250,898

TOBACCO-1.2%
Altria Group, Inc.                                2,300          168,889
UST, Inc.                                           400           18,076
                                                             ------------
                                                                 186,965
                                                             ------------
                                                               1,248,480

UTILITIES-4.0%
ELECTRIC & GAS UTILITY-1.1%
Dominion Resources, Inc.                          1,000           74,790
Entergy Corp.                                       900           63,675
Northeast Utilities                               1,400           28,938
                                                             ------------
                                                                 167,403

TELEPHONE UTILITY-2.9%
AT&T, Inc                                         2,700           75,303
BellSouth Corp.                                   3,500          126,700
Sprint Nextel Corp.                               4,700           93,953
Verizon Communications, Inc.                      4,900          164,101
                                                             ------------
                                                                 460,057

                                                             ------------
                                                                 627,460

AEROSPACE & DEFENSE-3.3%
AEROSPACE-3.3%
Goodrich Corp.                                    1,000           40,290
Northrop Grumman Corp.                              900           57,654
Rockwell Collins, Inc.                            1,000           55,870
The Boeing Co.                                    4,450          364,500
                                                             ------------
                                                                 518,314

CAPITAL GOODS-2.5%
ELECTRICAL EQUIPMENT-0.6%
Arrow Electronics, Inc. (a)                       1,200           38,640
Emerson Electric Co.                                650           54,477
                                                             ------------
                                                                  93,117

MACHINERY-0.6%
Eaton Corp.                                         700           52,780
Ingersoll-Rand Co., Ltd.                            800           34,224
                                                             ------------
                                                                  87,004

MISCELLANEOUS-1.3%
General Electric Co.                              5,200          171,392
United Technologies Corp.                           600           38,052
                                                             ------------
                                                                 209,444
                                                             ------------
                                                                 389,565

CONSUMER
MANUFACTURING-1.2%
AUTO & RELATED-1.2%
Autoliv, Inc.                                     1,000           56,569
BorgWarner, Inc.                                    700           45,570
Magna International, Inc. Cl. A                     250           17,993
SPX Corp.                                           900           50,355
Toyota Motor Corp. (ADR)                            250           26,148
                                                             ------------
                                                                 196,635

BASIC INDUSTRY-1.0%
CHEMICALS-0.6%
Arkema (ADR) (a)                                     17              663
PPG Industries, Inc.                                900           59,400
The Lubrizol Corp.                                  700           27,895
                                                             ------------
                                                                  87,958

CONTAINERS-0.3%
Crown Holdings, Inc. (a)                          1,300           20,241
Owens-Illinois, Inc. (a)                          1,700           28,492
                                                             ------------
                                                                  48,733


5


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS-0.1%
Smurfit-Stone Container Corp. (a)                 1,900      $    20,786
                                                             ------------
                                                                 157,477

TRANSPORTATION-0.9%
RAILROAD-0.9%
CSX Corp.                                         1,500          105,660
Norfolk Southern Corp.                              700           37,254
                                                             ------------
                                                                 142,914

MULTI-INDUSTRY COMPANIES-0.6%
Crane Co.                                           700           29,120
Textron, Inc.                                       800           73,744
                                                             ------------
                                                                 102,864

Total Common Stocks
  (cost $13,638,271)                                          15,527,479


                                              PRINCIPAL
                                                 AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.4%
TIME DEPOSIT-1.4%
The Bank of New York
  4.25%, 7/03/06
  (cost $218,000)                                 $ 218      $   218,000

TOTAL INVESTMENTS-99.9%
  (cost $13,856,271)                                          15,745,479
Other assets less liabilities-0.1%                                14,729

NET ASSETS-100%                                              $15,760,208


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See Notes to Financial Statements.


6


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $13,856,271)           $15,745,479
  Cash                                                                   3,301
  Receivable for investment securities sold                             54,625
  Receivable for capital stock sold                                     34,057
  Dividends and interest receivable                                     13,384
  Receivable due from Adviser                                              987
  Total assets                                                      15,851,833

LIABILITIES
  Payable for investment securities purchased                           27,173
  Custodian fee payable                                                 24,430
  Audit fee payable                                                     21,513
  Printing fee payable                                                   5,415
  Distribution fee payable                                               3,407
  Transfer agent fee payable                                               118
  Payable for capital stock redeemed                                        38
  Accrued expenses                                                       9,531
  Total liabilities                                                     91,625

NET ASSETS                                                         $15,760,208

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     1,288
  Additional paid-in capital                                        13,348,854
  Undistributed net investment income                                    6,461
  Accumulated net realized gain on investment transactions             514,397
  Net unrealized appreciation of investments                         1,889,208
                                                                  -------------
                                                                   $15,760,208

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                SHARES            NET ASSET
CLASS                         NET ASSETS         OUTSTANDING            VALUE
-------------------------------------------------------------------------------
A                            $    10,414                 841            $12.38
B                            $15,749,794           1,287,548            $12.23


See Notes to Financial Statements.


7


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,332)               $  124,307
  Interest                                                               1,787
  Total investment income                                              126,094

EXPENSES
  Advisory fee                                                          53,639
  Distribution fee--Class B                                             20,617
  Transfer agency--Class B                                                 675
  Custodian                                                             58,629
  Administrative                                                        39,000
  Audit                                                                 20,248
  Printing                                                               4,569
  Directors' fees                                                          639
  Legal                                                                    447
  Miscellaneous                                                            538
  Total expenses                                                       199,001
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (79,368)
  Net expenses                                                         119,633
  Net investment income                                                  6,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                         544,730
  Net change in unrealized appreciation/depreciation
    of investments                                                    (732,417)
  Net loss on investment transactions                                 (187,687)

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $ (181,226)


See Notes to Financial Statements.


8


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                            SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 2006         DECEMBER 31,
                                              (UNAUDITED)              2005
                                            ----------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)                 $     6,461         $   (13,689)
  Net realized gain on investment
    transactions                                   544,730             937,920
  Net change in unrealized
    appreciation/depreciation
    of investments                                (732,417)            597,831
  Net increase (decrease) in net assets
    from operations                               (181,226)          1,522,062

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                             -0-             (5,706)
    Class B                                             -0-            (43,625)
  Net realized gain on investment
    transactions
    Class A                                           (473)                 -0-
    Class B                                       (719,255)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (76,790)         (1,419,021)
  Total increase (decrease)                       (977,744)             53,710

NET ASSETS
  Beginning of period                           16,737,952          16,684,242
  End of period (including undistributed
    net investment income of $6,461 and
    $0, respectively)                          $15,760,208         $16,737,952


See Notes to Financial Statements.


9


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein U.S.Large Cap Blended Style Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average


11


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the next $2.5 billion, .85% of the next $2.5 billion and .80% of the excess over $10 billion of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006, the Adviser waived fees in the amount of $40,368.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $39,000 for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $5,561, of which $8 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006 were as follows:

                                                  PURCHASES           SALES
                                                 ------------      ------------
Investment securities (excluding U.S.
  government securities)                          $4,121,744        $4,933,154
U.S. government securities                                -0-               -0-


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                       $2,318,998
Gross unrealized depreciation                                         (429,790)
Net unrealized appreciation                                         $1,889,208


1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


13


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares issued in
  reinvestment
  of dividends and
  distributions               38           482     $       473     $     5,706
Shares redeemed               -0-      (99,788)             -0-     (1,242,557)
Net increase
  (decrease)                  38       (99,306)    $       473     $(1,236,851)

CLASS B
Shares sold               75,814       183,494     $   987,763     $ 2,184,593
Shares issued in
  reinvestment
  of dividends and
  distributions.          59,247         3,716         719,255          43,625
Shares redeemed         (134,825)     (202,505)     (1,784,281)     (2,410,388)
Net increase
  (decrease)                 236       (15,295)    $   (77,263)    $  (182,170)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity.
Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Porfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                      2005              2004
                                                     -------           -------
Distributions paid from:
  Ordinary income                                    $49,331           $10,102
Total taxable distributions                           49,331            10,102
Total distributions paid                             $49,331           $10,102


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $  154,041
Undistributed long-term capital gains                            563,282
Unrealized appreciation/(depreciation)                         2,593,697(a)
Total accumulated earnings/(deficit)                          $3,311,020


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the year ended December 31, 2005, the Portfolio utilized capital loss carryforwards of $187,067.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance


15


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


17


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   CLASS A
                                            ----------------------------------------------------
                                            SIX MONTHS                                 JUNE 6,
                                               ENDED        YEAR ENDED DECEMBER 31,   2003(A) TO
                                           JUNE 30, 2006   ------------------------  DECEMBER 31,
                                            (UNAUDITED)        2005         2004         2003
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $13.13         $11.98       $10.96       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .02            .02          .06          .03
Net realized and unrealized gain (loss)
  on investment transactions                    (.18)          1.19          .97          .93
Net increase (decrease) in net asset value
  from operations                               (.16)          1.21         1.03          .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          (.06)        (.01)          -0-
Distributions from net realized gain on
  investment transactions                       (.59)            -0-          -0-          -0-
Total dividends and distributions               (.59)          (.06)        (.01)          -0-
Net asset value, end of period                $12.38         $13.13       $11.98       $10.96

TOTAL RETURN
Total investment return based on net asset
  value (d)                                    (1.19)%        10.13%        9.43%        9.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $10            $11       $1,200       $1,096
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.19%(e)(f)    1.19%        1.20%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              2.15%(e)(f)    2.29%        2.67%        6.65%(e)
  Net investment income (c)                      .34%(e)(f)     .15%         .55%         .45%(e)
Portfolio turnover rate                           25%            80%          42%          13%


See footnote summary on page 19.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    CLASS B
                                            ----------------------------------------------------
                                            SIX MONTHS                                  MAY 2,
                                               ENDED        YEAR ENDED DECEMBER 31,  2003(G) TO
                                           JUNE 30, 2006   ------------------------  DECEMBER 31,
                                            (UNAUDITED)        2005         2004         2003
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.99         $11.89       $10.90       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)              .01           (.01)         .04          .01
Net realized and unrealized gain (loss)
  on investment transactions                    (.18)          1.14          .96          .89
Net increase (decrease) in net asset value
  from operations                               (.17)          1.13         1.00          .90

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          (.03)        (.01)          -0-
Distributions from net realized gain on
  investment transactions                       (.59)            -0-          -0-          -0-
Total dividends and distributions               (.59)          (.03)        (.01)          -0-
Net asset value, end of period                $12.23         $12.99       $11.89       $10.90

TOTAL RETURN
Total investment return based on net asset
  value (d)                                    (1.28)%         9.57%        9.16%        9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,750        $16,727      $15,485       $6,600
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.44%(e)(f)    1.45%        1.45%        1.43%(e)
  Expenses, before waivers and
    reimbursements                              2.40%(e)(f)    2.59%        2.95%        8.25%(e)
  Net investment income (loss) (c)               .09%(e)(f)    (.10)%        .37%         .27%(e)
Portfolio turnover rate                           25%            80%          42%          13%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Commencement of operations.


19


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                         ADVISORY FEE
                    BASED ON % OF AVERAGE
CATEGORY               DAILY NET ASSETS                        FUND
-------------------------------------------------------------------------------
Blend               65 bp on 1st $2.5 billion           U.S. Large Cap
                    55 bp on next $2.5 billion          Blended Style Portfolio
                    50 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                                   AS A %
                                                                 OF AVERAGE
FUND                                                 AMOUNT    DAILY NET ASSETS
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio (3)          $69,000         0.53%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3)  The expense reimbursement has been waived by the Adviser.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                       EXPENSE CAP PURSUANT TO
                         EXPENSE LIMITATION
FUND                       UNDERTAKING            GROSS EXPENSE RATIO    FISCAL YEAR END
----------------------------------------------------------------------------------------
U.S. Large Cap Blended     Class A  1.20%                2.67%             December 31
Style Portfolio            Class B  1.45%                2.95%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                        NET ASSETS                                  EFFECTIVE ALLIANCE
                         09/30/05       ALLIANCE INSTITUTIONAL        INSTITUTIONAL
FUND                      ($MIL)             FEE SCHEDULE             ADVISORY FEE
--------------------------------------------------------------------------------------
U.S. Large Cap Blended    $16.1         U.S. Style Blend Schedule        0.800%
Style Portfolio                         80 bp on 1st $25 m
                                        60 bp on next $25 m
                                        50 bp on next $50 m
                                        40 bp on next $100 m
                                        30 bp on the balance
                                        MINIMUM ACCOUNT SIZE $50 M


The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have


21


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                                              FEE(4)
-------------------------------------------------------------------------------
Equity Blend                                                             0.80%


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

FUND                                         FEE SCHEDULE
-------------------------------------------------------------------------------
U.S. Large Cap Blended        Client # 1     0.40%
Style Portfolio
                              Client # 2     0.90% on first $20 million
                                             0.75% on next $20 million
                                             0.60% on next $20 million
                                             0.40% on next $40 million
                                             0.30% on next $100 million


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                           EFFECTIVE       LIPPER
                                           MANAGEMENT      GROUP
FUND                                          FEE          MEDIAN        RANK
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio       0.650         0.800         3/13


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper


(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                              LIPPER          LIPPER         LIPPER      LIPPER
                              EXPENSE        UNIVERSE       UNIVERSE      GROUP         GROUP
FUND                        RATIO (%)(8)     MEDIAN (%)       RANK       MEDIAN (%)     RANK
----------------------------------------------------------------------------------------------
U.S. Large Cap Blended
Style Portfolio                1.200           0.859          67/68        1.005        13/13


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 and 2003 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Funds expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                      12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                         $29,594


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                  ADVISER
                                                                 PAYMENTS TO
FUND                                                               ABIRM
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                            $292,048


(8)  Most recent fiscal year end Class A share total expense ratio.


23


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $859 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.


U.S. LARGE CAP BLENDED STYLE PORTFOLIO               GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                                6/13             20/70


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(10) The performance rankings are for the Class A shares of the Fund.

(11) The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                              PERIODS ENDING SEPTEMBER 30, 2005
                                                    ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                             1 YEAR        SINCE INCEPTION
-------------------------------------------------------------------------------
U.S. LARGE CAP BLENDED STYLE PORTFOLIO            15.81             11.60
S&P 500 Index                                     12.25             12.82


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(13) The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


25



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


>    ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.



BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING
                                              ACCOUNT VALUE      ACCOUNT VALUE    EXPENSES PAID       ANNUALIZED
BALANCED WEALTH STRATEGY PORTFOLIO           JANUARY 1, 2006     JUNE 30, 2006    DURING PERIOD*    EXPENSE RATIO*
----------------------------------           ---------------     -------------    --------------    --------------
CLASS A
Actual                                            $1,000           $1,022.37          $5.21              1.04%
Hypothetical (5% return before expenses)          $1,000           $1,019.64          $5.21              1.04%

CLASS B
Actual                                            $1,000           $1,022.10          $6.47              1.29%
Hypothetical (5% return before expenses)          $1,000           $1,018.40          $6.46              1.29%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)


1


BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Federal National Mortgage Assoc.
  (Common Stock and Bonds)                       $ 14,841,975          14.7%
U.S. Treasury Bonds                                 1,987,009           2.0
U.S. Treasury Notes                                 1,682,659           1.7
Government of Sweden                                1,332,352           1.3
WellPoint, Inc. (Common Stock & Bonds)              1,126,495           1.1
Exxon Mobil Corp.                                   1,052,152           1.0
The Procter & Gamble Co.                            1,035,550           1.0
JPMorgan Chase & Co. (Common Stock & Bonds)         1,016,601           1.0
Google, Inc. Cl.A                                     974,942           1.0
Citigroup, Inc. (Common Stock & Bonds)                929,265           0.9
                                                 ------------         -----
                                                 $ 25,979,000          25.7%

SECTOR DIVERSIFICATION
JUNE 30, 2006 (UNAUDITED)
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                          $ 18,941,485          18.7%
U.S. Government & Government Sponsored
  Agency Obligations                               18,902,963          18.7
Construction & Housing                             10,250,585          10.1
Technology/Electronics                              7,973,218           7.9
Energy                                              5,504,510           5.4
Medical                                             5,200,508           5.1
Sovereign Debt Obligations                          4,564,258           4.5
Capital Equipment                                   4,398,060           4.3
Commerical Mortgage Backed Securities               3,913,519           3.9
Consumer Cyclical                                   3,893,733           3.8
Consumer Staples                                    3,827,674           3.8
Telecommunications                                  2,900,985           2.9
Industrial Commodities                              2,256,735           2.2
Utilities                                           1,931,783           1.9
Other*                                              3,608,310           3.6
                                                 ------------         -----
Total Investments**                                98,068,326          96.8
Cash and receivables, net of liabilities            3,204,930           3.2
                                                 ------------         -----
Net Assets                                       $101,273,256         100.0%


* The Portfolio's sector diversification is expressed as a percentage of net assets and may vary over time. "Other" represents the following sectors: Asset Backed Securities, Industrials and Transportation.

**   Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-63.3%
UNITED STATES INVESTMENTS-40.1%
FINANCE-10.7%
BANKING-5.0%
Bank of America Corp.                                  14,825      $    713,082
Citigroup, Inc.                                        17,350           836,964
Comerica, Inc.                                          2,125           110,479
Fannie Mae                                              4,800           230,880
Freddie Mac                                             3,675           209,512
Huntington Bancshares, Inc.                             4,000            94,320
JPMorgan Chase & Co.                                   22,225           933,450
KeyCorp                                                 1,250            44,600
Mellon Financial Corp.                                  3,000           103,290
National City Corp.                                     4,175           151,093
Northern Trust Corp.                                    2,650           146,545
PNC Financial Services Group, Inc.                        450            31,576
Regions Financial Corp.                                 3,700           122,544
SunTrust Banks, Inc.                                    2,150           163,959
The Bank of New York Company, Inc.                      5,000           161,000
U.S. Bancorp                                            3,500           108,080
UBS AG                                                  3,700           405,890
Wachovia Corp.                                          5,875           317,720
Wells Fargo & Co.                                       2,875           192,855
                                                                   ------------
                                                                      5,077,839
FINANCIAL SERVICES-2.6%
CIT Group, Inc.                                         2,400           125,496
Countrywide Financial Corp.                             1,700            64,736
Federated Investors, Inc.                               1,750            55,125
Franklin Resources, Inc.                                4,775           414,518
Legg Mason, Inc.                                        5,175           515,016
Lehman Brothers Holdings, Inc.                          1,000            65,150
MBIA, Inc.                                              1,200            70,260
Merrill Lynch & Co., Inc.                               8,750           608,650
Morgan Stanley                                          1,100            69,531
Nasdaq Stock Market, Inc. (a)                           4,050           121,095
NYSE Group, Inc. (a)                                    1,850           126,688
Prudential Financial, Inc.                                200            15,540
The Goldman Sachs Group, Inc.                           2,650           398,640
Waddell & Reed Financial, Inc.                          1,200            24,672
                                                                   ------------
                                                                      2,675,117
INSURANCE-3.1%
American International Group, Inc.                     14,050           829,652
Genworth Financial, Inc.                                3,475           121,069
MetLife, Inc.                                           2,900           148,509
Old Republic International Corp.                        2,200            47,014
The Allstate Corp.                                      1,600            87,568
The Chubb Corp.                                         1,800            89,820
The Hartford Financial Services Group, Inc.             1,875           158,625
The St. Paul Travelers Cos., Inc.                       4,050           180,549
Torchmark Corp.                                         1,875           113,850
UnitedHealth Group, Inc.                                7,350           329,133
UnumProvident Corp.                                     3,900            70,707
WellPoint, Inc. (a)                                    13,350           971,479
                                                                   ------------
                                                                      3,147,975
                                                                   ------------
                                                                     10,900,931
TECHNOLOGY/ELECTRONICS-6.4%
DATA PROCESSING-3.8%
Agere Systems, Inc. (a)                                 2,500            36,750
Apple Computer, Inc. (a)                               15,350           876,792
Arrow Electronics, Inc. (a)                               950            30,590
Ceridian Corp. (a)                                      3,300            80,652
Electronic Data Systems Corp.                           5,100           122,706
EMC Corp. (a)                                           6,800            74,596
Google, Inc. Cl. A (a)                                  2,325           974,942
Hewlett-Packard Co.                                     7,600           240,768
International Business Machines Corp.                   1,925           147,879
Microsoft Corp.                                         4,050            94,365
Network Appliance, Inc. (a)                            10,000           353,000
Sanmina-SCI Corp. (a)                                   9,400            43,240
Solectron Corp. (a)                                    19,800            67,716
Tech Data Corp. (a)                                     1,400            53,634
Yahoo!, Inc. (a)                                       18,850           622,050
                                                                   ------------
                                                                      3,819,680
ELECTRICAL & ELECTRONICS-2.1%
ADC Telecommunications, Inc. (a)                        1,600            26,976
Broadcom Corp. Cl. A (a)                               18,400           552,920
Cisco Systems, Inc. (a)                                 3,800            74,214
Corning, Inc. (a)                                      23,400           566,046
Juniper Networks, Inc. (a)                             14,650           234,254
QUALCOMM, Inc.                                         15,200           609,064
Tellabs, Inc. (a)                                       3,200            42,592
                                                                   ------------
                                                                      2,106,066
ELECTRONIC COMPONENTS & INSTRUMENTS-0.5%
Advanced Micro Devices, Inc. (a)                       19,350           472,527
Nvidia Corp. (a)                                        3,200            68,128
                                                                   ------------
                                                                        540,655
                                                                   ------------
                                                                      6,466,401


3


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSTRUCTION & HOUSING-4.3%
REAL ESTATE-4.3%
Alexandria Real Estate Equities, Inc.                   1,850      $    164,058
AMB Property Corp.                                        900            45,495
Archstone-Smith Trust                                   2,500           127,175
AvalonBay Communities, Inc.                             1,975           218,474
BioMed Realty Trust, Inc.                                 900            26,946
Boston Properties, Inc.                                 2,050           185,320
Brookfield Properties Corp.                             2,200            70,774
Camden Property Trust                                   2,450           180,198
Corporate Office Properties Trust                       3,950           166,216
Developers Diversified Realty Corp.                     1,550            80,879
Digital Realty Trust, Inc.                              4,500           111,105
Equity Inns, Inc.                                       3,000            49,680
Equity Office Properties Trust                          1,800            65,718
Equity Residential                                      4,300           192,339
Essex Property Trust, Inc.                                575            64,205
Federal Realty Investment Trust                         1,350            94,500
FelCor Lodging Trust, Inc.                              4,200            91,308
First Potomac Realty Trust                              1,350            40,216
Forest City Enterprises, Inc.                           1,350            67,379
General Growth Properties, Inc.                         3,675           165,595
Kimco Realty Corp.                                      4,500           164,205
LaSalle Hotel Properties                                1,150            53,245
Maguire Properties, Inc.                                4,000           140,680
Mid-America Apartment Communities, Inc.                 1,600            89,200
ProLogis                                                5,125           267,115
Public Storage, Inc.                                    2,800           212,520
Reckson Associates Realty Corp.                           750            31,035
Regency Centers Corp.                                   2,000           124,300
Simon Property Group, Inc.                              3,775           313,098
SL Green Realty Corp.                                   1,050           114,944
Strategic Hotel Capital, Inc.                           4,400            91,256
Sunstone Hotel Investors, Inc.                          3,650           106,069
Tanger Factory Outlet Centers, Inc.                     1,900            61,503
Taubman Centers, Inc.                                   1,800            73,620
The Macerich Co.                                          475            33,345
United Dominion Realty Trust, Inc.                      1,250            35,013
Vornado Realty Trust                                    2,000           195,100
                                                                   ------------
                                                                      4,313,828
ENERGY-3.6%
ENERGY EQUIPMENT & SERVICES-1.7%
Baker Hughes, Inc.                                      2,300           188,255
ENSCO International, Inc.                               1,400            64,428
GlobalSantaFe Corp.                                     5,200           300,300
Halliburton Co.                                        11,650           864,546
Rowan Cos., Inc.                                        1,600            56,944
Schlumberger Ltd.                                       3,050           198,586
                                                                   ------------
                                                                      1,673,059
ENERGY SOURCES-1.9%
ChevronTexaco Corp.                                     6,975           432,869
ConocoPhillips                                          3,200           209,696
Exxon Mobil Corp.                                      17,150         1,052,152
Marathon Oil Corp.                                      1,500           124,950
Occidental Petroleum Corp.                              1,300           133,315
                                                                   ------------
                                                                      1,952,982
                                                                   ------------
                                                                      3,626,041
CONSUMER CYCLICAL-3.4%
BROADCASTING & PUBLISHING-0.9%
CBS Corp. Cl. B                                         5,200           140,660
Comcast Corp. Cl. A (a)                                 3,300           108,042
Comcast Corp. Special Cl. A (a)                         2,700            88,506
Gannett Co., Inc.                                         900            50,337
Liberty Media Holding Corp. Capital (a)                   260            21,780
Liberty Media Holding Corp. Interactive (a)             1,300            22,438
The Walt Disney Co.                                     3,400           102,000
Time Warner, Inc.                                      13,600           235,280
Viacom, Inc. Cl. B (a)                                  3,300           118,272
                                                                   ------------
                                                                        887,315
BUSINESS & PUBLIC SERVICES-0.0%
The Interpublic Group of Cos., Inc. (a)                 5,500            45,925

LEISURE & TOURISM-1.1%
Hilton Hotels Corp.                                     4,750           134,330
Host Marriott Corp.                                     6,329           138,415
Las Vegas Sands Corp. (a)                               2,200           171,292
McDonald's Corp.                                       14,575           489,720
Starwood Hotels & Resorts Worldwide, Inc.               2,125           128,222
                                                                   ------------
                                                                      1,061,979


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
MERCHANDISING-1.2%
eBay, Inc. (a)                                          8,650      $    253,359
Limited Brands                                          3,650            93,404
Lowe's Cos., Inc.                                       6,200           376,154
Office Depot, Inc. (a)                                  3,300           125,400
Target Corp.                                            7,800           381,186
                                                                   ------------
                                                                      1,229,503
RECREATION & OTHER CONSUMER-0.1%
Mattel, Inc.                                            3,900            64,389

TEXTILES & APPAREL-0.1%
Jones Apparel Group, Inc.                               2,500            79,475
V.F. Corp.                                                500            33,960
                                                                   ------------
                                                                        113,435
MISCELLANEOUS CONSUMER CYCLICALS-0.0%
Newell Rubbermaid, Inc.                                 1,900            49,077
                                                                   ------------
                                                                      3,451,623
MEDICAL-3.1%
HEALTH & PERSONAL CARE-3.1%
AmerisourceBergen Corp.                                 1,700            71,264
Amgen, Inc. (a)                                         1,000            65,230
Cardinal Health, Inc.                                     800            51,464
Caremark Rx, Inc.                                       9,400           468,778
Eli Lilly & Co.                                         1,550            85,669
Genentech, Inc. (a)                                     9,050           740,290
Gilead Sciences, Inc. (a)                               6,440           380,990
International Flavors & Fragrances, Inc.                1,550            54,622
McKesson Corp.                                            800            37,824
Medco Health Solutions, Inc. (a)                        2,500           143,200
Merck & Co., Inc.                                       6,975           254,099
Pfizer, Inc.                                           26,100           612,567
Tenet Healthcare Corp. (a)                              2,800            19,544
Ventas, Inc.                                            2,750            93,170
Wyeth                                                   1,375            61,064
                                                                   ------------
                                                                      3,139,775
CONSUMER STAPLES-2.7%
BEVERAGES & TOBACCO-0.7%
Altria Group, Inc.                                      5,050           370,821
Kraft Foods, Inc.                                       1,300            40,170
PepsiCo, Inc.                                           1,150            69,046
The Coca-Cola Co.                                       3,325           143,042
UST, Inc.                                               1,500            67,785
                                                                   ------------
                                                                        690,864
FOOD & HOUSEHOLD PRODUCTS-2.0%
Colgate-Palmolive Co.                                   1,900           113,810
ConAgra Foods, Inc.                                     4,100            90,651
Del Monte Foods Co.                                     2,100            23,583
General Mills, Inc.                                     2,425           125,276
Kellogg Co.                                             2,200           106,546
Safeway, Inc.                                           2,700            70,200
SUPERVALU, Inc.                                         1,500            46,050
The Clorox Co.                                          1,400            85,358
The Kroger Co.                                          3,700            80,882
The Procter & Gamble Co.                               18,625         1,035,550
Walgreen Co.                                            3,050           136,762
Whole Foods Market, Inc.                                2,100           135,744
                                                                   ------------
                                                                      2,050,412
                                                                   ------------
                                                                      2,741,276
CAPITAL EQUIPMENT-2.5%
AEROSPACE & DEFENSE-1.3%
Goodrich Corp.                                          1,700            68,493
Lockheed Martin Corp.                                   1,000            71,740
Northrop Grumman Corp.                                  2,350           150,541
Rockwell Collins, Inc.                                  2,750           153,642
The Boeing Co.                                         10,200           835,482
                                                                   ------------
                                                                      1,279,898
AUTOMOBILES-0.2%
Autoliv, Inc.                                           1,850           104,655
BorgWarner, Inc.                                        1,375            89,513
Johnson Controls, Inc.                                    350            28,777
                                                                   ------------
                                                                        222,945
INDUSTRIAL COMPONENTS-0.1%
Eaton Corp.                                             1,000            75,400

MULTI-INDUSTRY-0.9%
Crane Co.                                                 800            33,280
Emerson Electric Co.                                    1,600           134,096
General Electric Co.                                   11,950           393,871
Hubbell, Inc. Cl. B                                       600            28,590
SPX Corp.                                               1,425            79,729
Textron, Inc.                                           2,100           193,578
United Technologies Corp.                               1,500            95,130
                                                                   ------------
                                                                        958,274
                                                                   ------------
                                                                      2,536,517
TELECOMMUNICATIONS-1.3%
American Tower Corp. (a)                                1,100            34,232
AT&T, Inc.                                             14,450           403,010
BellSouth Corp.                                         6,900           249,780
Crown Castle International Corp. (a)                    2,800            96,712
Embarq Corp. (a)                                          370            15,166
Sprint Corp. (FON Group)                                7,400           147,926
Verizon Communications, Inc.                           11,450           383,461
                                                                   ------------
                                                                      1,330,287


5


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
INDUSTRIAL COMMODITIES-0.9%
CHEMICAL-0.5%
E.I. du Pont de Nemours & Co.                           1,400      $     58,240
Monsanto Co.                                            3,825           322,027
PPG Industries, Inc.                                    1,575           103,950
The Lubrizol Corp.                                      1,525            60,771
                                                                   ------------
                                                                        544,988
FOREST & PAPER-0.2%
Kimberly-Clark Corp.                                    2,025           124,943
MeadWestvaco Corp.                                      1,100            30,723
Smurfit-Stone Container Corp. (a)                       4,300            47,042
                                                                   ------------
                                                                        202,708
MISCELLANEOUS MATERIALS-0.2%
Crown Holdings, Inc. (a)                                2,300            35,811
Owens-Illinois, Inc. (a)                                3,300            55,308
Sonoco Products Co.                                     2,200            69,630
                                                                   ------------
                                                                        160,749
                                                                   ------------
                                                                        908,445
UTILITIES-0.8%
ELECTRIC & GAS UTILITY-0.8%
Allegheny Energy, Inc. (a)                              1,800            66,726
American Electric Power Co., Inc.                       3,600           123,300
Constellation Energy Group, Inc.                        2,200           119,944
Dominion Resources, Inc.                                2,125           158,929
Entergy Corp.                                           1,375            97,281
Northeast Utilities                                     2,100            43,407
Pinnacle West Capital Corp.                             1,800            71,838
Wisconsin Energy Corp.                                  2,350            94,705
                                                                   ------------
                                                                        776,130
TRANSPORTATION-0.4%
TRANSPORTATION - ROAD & RAIL-0.4%
CSX Corp.                                               2,950           207,798
Norfolk Southern Corp.                                  2,200           117,084
Union Pacific Corp.                                     1,050            97,608
                                                                   ------------
                                                                        422,490
Total United States Investments
  (cost $37,976,075)                                                 40,613,744

FOREIGN INVESTMENTS-23.2%
AUSTRALIA-1.0%
Centro Properties Group                                 6,169            30,664
DB RREEF Trust                                         85,551            93,092
General Property Trust                                 47,000           151,399
Macquarie CountryWide Trust                            21,380            28,899
Macquarie Goodman Group                                19,807            88,283
QBE Insurance Group Ltd.                                8,253           125,469
Rinker Group Ltd.                                       4,220            51,108
Stockland                                              15,779            82,307
Westfield Group                                        24,989           321,716
                                                                   ------------
                                                                        972,937
BELGIUM-0.1%
Fortis                                                  4,200           142,997

BERMUDA-0.3%
Nabors Industries Ltd. (a)                              9,150           309,179

BRAZIL-0.3%
Cia de Bebidas das Americas PFD (ADR)                   1,100            45,375
Petroleo Brasileiro S.A. (ADR) (a)                      3,500           288,910
                                                                   ------------
                                                                        334,285
CANADA-0.5%
Allied Properties Real Estate Investment Trust          3,700            58,733
Boardwalk Real Estate
Investment Trust                                        3,100            71,231
Canadian Apartment Properties Real Estate Investment
  Trust                                                 2,000            29,401
Canadian Natural Resources Ltd.                         1,000            55,290
Canadian Real Estate Investment Trust                   1,650            35,622
Cominar Real Estate Investment Trust                    1,500            26,015
Dundee Real Estate Investment Trust                     1,800            45,472
H&R Real Estate Investment Trust                        2,500            51,465
Primaris Retail Real Estate Investment Trust            2,350            34,209
RioCan Real Estate Investment Trust                     4,175            80,934
Summit Real Estate Investment Trust                     2,200            50,452
                                                                   ------------
                                                                        538,824
CHINA-0.3%
China Netcom Group Corp., Ltd.                         59,000           103,466
China Petrolium & Chemical Corp.                      108,000            61,925
China Shenhua Energy Co., Ltd.                         37,000            68,652
PretroChina Co., Ltd.                                  28,000            29,924
                                                                   ------------
                                                                        263,967
FINLAND-0.0%
Citycon Oyj                                             7,800            36,016


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
FRANCE-3.3%
Arcelor                                                 2,000      $     96,794
Arkema (a)                                                 70             2,732
Assurance Generales de France (AGF)                     1,300           153,248
Bail Investissement Fonciere                            2,100           132,352
BNP Paribas, SA                                         5,454           521,534
CapGemini, SA                                           5,304           302,481
Cie Generale d'Optique Essilor International, SA          781            78,555
Credit Agricole, SA                                     3,480           132,066
European Aeronautic Defence & Space Co.                 4,870           139,702
Klepierre                                               1,690           195,685
Renault, SA                                             2,300           246,806
Sanofi-Aventis, SA                                      2,387           232,567
Societe Generale                                        1,200           176,191
Societe Television Francaise 1                          4,345           141,563
Total, SA                                               3,240           212,842
Unibail                                                 2,475           431,208
Vinci, SA                                               1,793           184,383
                                                                   ------------
                                                                      3,380,709
GERMANY-1.3%
Comerzbank AG                                           4,590           166,201
Continental AG                                          2,200           224,775
Deutsche Lufthansa AG                                   4,600            84,732
Deutsche Wohnen AG (a)                                    150            45,470
E.On AG                                                 1,600           183,881
IVG Immobilien AG                                       1,300            39,845
Man AG                                                  1,200            86,852
Muenchener Rueckversicherungs AG                        1,200           163,747
RWE AG                                                  1,410           117,105
SAP AG                                                  1,041           218,732
                                                                   ------------
                                                                      1,331,340
HONG KONG-0.8%
Kerry Properties Ltd.                                  64,287           219,600
New World Development Co., Ltd.                       112,900           186,076
Sino Land Co., Ltd.                                   161,561           258,414
Sun Hung Kai Properties Ltd.                           10,700           109,230
                                                                   ------------
                                                                        773,320
HUNGARY-0.1%
MOL Magyar Olaj-es Gazipari Rt.                           600            61,685

IRELAND-0.1%
CRH Plc                                                 4,785           155,903

ISRAEL-0.5%
Bank Leumi Le-Israel                                   14,400            52,391
Teva Pharmaceutical Industries Ltd. (ADR)              16,050           507,019
                                                                   ------------
                                                                        559,410
ITALY-0.5%
Buzzi Unicem S.p.A.                                     3,000            68,754
Eni S.p.A.                                              6,660           195,624
Luxottica Group S.p.A.                                  3,205            86,871
UniCredito Italiano S.p.A.                             18,592           145,410
                                                                   ------------
                                                                        496,659
JAPAN-4.9%
Canon, Inc.                                             7,350           360,218
Honda Motor Co., Ltd.                                   2,400            76,234
Hoya Corp.                                              2,300            81,880
Japan Real Estate Investment Corp.                         14           124,738
Japan Retail Fund Investment Corp.                         13           102,273
Japan Tobacco, Inc.                                        45           164,340
JFE Holdings, Inc.                                      5,200           220,780
Komatsu Ltd.                                            4,000            79,596
Leopalace21 Corp.                                       2,500            86,122
Mitsubishi Tokyo Financial Group, Inc.                     19           266,341
Mitsui & Co., Ltd.                                     22,000           311,055
Mitsui Chemicals, Inc.                                 12,400            81,038
Mitsui Fudosan Co., Ltd.                               18,100           393,365
Mitsui O.S.K. Lines Ltd.                               17,000           115,762
Nippon Building Fund, Inc.                                 32           310,061
Nippon Telegraph and Telephone Corp.                       15            73,239
Nitto Denko Corp.                                       1,600           113,991
Nomura Holdings, Inc.                                  14,900           279,829
ORIX Corp.                                              1,020           248,892
Sony Corp.                                              1,300            57,317
Sumitomo Heavy Industries Ltd.                         16,800           155,230
Sumitomo Mitsui Financial Group, Inc.                      43           455,362
Sumitomo Realty & Development Co., Ltd.                12,000           296,102
Takeda Pharmaceutical Co., Ltd.                         1,400            87,147
Toyota Motor Corp.                                      7,200           376,303
                                                                   ------------
                                                                      4,917,215
KOREA-0.3%
Kookmin Bank                                            1,200            98,871
POSCO                                                     600           161,123
Samsung Electronics Co., Ltd.                             120            76,165
                                                                   ------------
                                                                        336,159
MEXICO-0.4%
America Movil, SA de C.V. (ADR)                        11,950           397,456


7


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
NETHERLANDS-0.7%
ING Groep NV                                           14,833      $    582,307
Rodamco Europe NV                                         850            83,296
Wereldhave NV                                             355            34,486
                                                                   ------------
                                                                        700,089
NORWAY-0.2%
Norsk Hydro ASA                                         6,615           175,444

RUSSIA-0.1%
LUKOIL (ADR)                                            1,044            87,278

SINGAPORE-0.2%
Ascendas Real Estate Investment Trust                  58,650            71,365
CapitaMall Trust                                       28,600            38,286
Flextronics International Ltd. (a)                      6,800            72,216
                                                                   ------------
                                                                        181,867
SOUTH AFRICA-0.1%
Naspers Ltd.                                            1,969            33,467
Standard Bank Group Ltd.                                6,900            73,746
                                                                   ------------
                                                                        107,213
SPAIN-0.5%
Banco Bilbao Vizcaya Argentaria, SA                     9,508           195,649
Endesa, SA                                              3,700           128,556
Inmobiliaria Urbis, SA                                  1,600            41,646
Repsol YPF, SA                                          5,300           151,781
                                                                   ------------
                                                                        517,632
SWEDEN-0.2%
Atlas Copco AB                                          7,364           205,063

SWITZERLAND-2.1%
ABB Ltd.                                               15,188           197,201
Alcon, Inc.                                             5,475           539,560
Credit Suisse Group                                     6,661           371,631
Nestle, SA                                                486           152,366
Nobel Biocare Holding AG                                  320            75,850
Novartis AG                                             3,258           175,823
Roche Holding AG                                        1,650           272,271
UBS AG                                                  2,785           304,861
                                                                   ------------
                                                                      2,089,563
TAIWAN-0.4%
Foxconn Technology Co., Ltd.                            7,000            56,161
High Tech Computer Corp.                                5,000           137,439
Largan Precision Co., Ltd.                              1,000            21,376
Quanta Computer, Inc. (GDR)                             5,725            45,797
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)      9,912            90,992
United Microelectronics Corp.                         109,000            64,736
                                                                   ------------
                                                                        416,501
UNITED KINGDOM-4.0%
AstraZeneca Plc                                         2,000           120,263
Aviva Plc                                              11,100           157,096
BAE Systems Plc                                        10,800            73,781
Barclays Plc                                           13,900           157,575
BG Group Plc                                            7,313            97,612
BHP Billiton Plc                                        8,251           160,528
BP Plc                                                  7,100            82,323
British American Tobacco Plc                           13,383           336,948
British Land Co. Plc                                   11,116           259,266
Brixton Plc                                             2,200            19,466
Capital & Regional Plc                                  8,085           150,907
Derwent Valley Holdings Plc                             1,200            34,754
Friends Provident Plc                                  20,270            67,026
GlaxoSmithKline Plc                                     1,800            50,233
Hammerson Plc                                           4,850           106,023
HBOS Plc                                                9,150           158,790
J Sainsbury Plc                                        19,100           117,960
Land Securities Group Plc                               8,849           293,230
Liberty International Plc                               3,225            63,438
Man Group Plc                                           2,018            95,001
Marks & Spencer Group Plc                              13,388           145,196
Prudential Plc                                         10,523           118,994
Rio Tinto Plc                                           4,938           260,016
Royal Bank of Scotland Group Plc                        6,100           200,233
SABMiller Plc                                           5,776           103,983
Slough Estates Plc                                      6,200            70,011
Standared Chartered                                     3,504            85,498
Vodafone Group Plc                                     84,600           180,059
WPP Group Plc                                           3,573            43,191
Xstrata Plc                                             6,602           251,288
                                                                   ------------
                                                                      4,060,689
Total Foreign Investments
  (cost $20,877,444)                                                 23,549,400

Total Common and Preferred Stocks
  (cost $58,853,519)                                                 64,163,144

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-18.7%
FEDERAL AGENCIES-0.9%
Federal National Mortgage Association
  3.875%, 2/15/10                                      $  955           905,802

MORTGAGE PASS-THROUGHS-14.2%
Federal Gold Loan Mortgage Corp.
  4.50%, 9/01/35-6/01/36                                  686           622,200
Federal National Mortgage Association
  4.175%, 9/01/35                                         177           174,370
  4.235%, 9/01/34                                         154           152,067
  4.50%, 3/01/20-11/01/20                                 985           930,996


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
  4.50%, TBA                                           $   70      $     66,150
  4.662%, 7/01/35 (b)                                     157           155,364
  4.774%, 4/01/35 (b)                                      62            60,926
  5.00%, 4/01/19-6/01/21                                  954           920,282
  5.00%,TBA                                             1,095         1,025,452
  5.50%, 6/01/21                                          895           878,615
  5.50%, TBA                                            5,615         5,392,151
  5.813%, 3/01/36 (b)                                     177           176,344
  5.925%, 5/01/36 (b)                                      54            53,159
  5.948%, 6/01/36 (b)                                     134           134,561
  6.00%, TBA                                            2,430         2,391,271
  6.50%, 1/01/36                                        1,085         1,090,425
  6.50%, TBA                                              102           103,160
                                                                   ------------
                                                                     14,327,493
UNITED STATES TREASURY SECURITIES-3.6%
U.S. Treasury Bonds
  5.375%, 2/15/31                                         650           661,223
  7.25%, 5/15/16                                        1,145         1,325,786
U.S. Treasury Notes
  4.25%, 10/31/07-1/15/11                               1,065         1,044,484
  4.50%, 11/15/15                                         670           638,175
                                                                   ------------
                                                                      3,669,668
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $19,141,637)                                                 18,902,963

CORPORATE DEBT OBLIGATIONS-5.3%
AUTOMOTIVE-0.2%
DaimlerChrysler North America Holdings
  4.875%, 6/15/10                                          25            23,898
Ford Motor Credit Co.
  7.375%, 10/28/09                                        160           147,926
                                                                   ------------
                                                                        171,824
BANKS-0.2%
Bank of America Corp.
  4.50%, 8/01/10                                          100            95,893
JPMorgan Chase & Co.
  6.75%, 2/01/11                                           80            83,151
Wells Fargo Co.
  4.20%, 1/15/10                                           35            33,447
Zions Bancorporation
  5.50%, 11/16/15                                          35            33,356
                                                                   ------------
                                                                        245,847
FINANCE-1.7%
Assurant, Inc.
  5.625%, 2/15/14                                          35            33,573
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10                                          50            47,179
Boeing Capital Corp.
  4.75%, 8/25/08                                           35            34,394
Cit Group, Inc.
  5.50%, 11/30/07                                          35            34,884
  7.75%, 4/02/12                                           50            54,202
Citigroup, Inc.
  4.625%, 8/03/10                                          75            72,254
Citigroup, Inc.
  5.423%, 6/09/09 (b)                                      20            20,047
Countrywide Home Loan
  4.00%, 3/22/11                                           65            59,802
  4.25%, 12/19/07                                          55            53,885
General Electric Capital Corp.
  4.375%, 11/21/11                                         25            23,484
  6.75%, 3/15/32                                           60            64,045
Goldman Sachs Group, Inc.
  4.75%, 7/15/13                                           35            32,563
HSBC Finance Corp.
  6.50%, 11/15/08                                          80            81,414
  7.00%, 5/15/12                                           40            42,093
Istar Financial, Inc.
  5.15%, 3/01/12                                           20            19,016
KFW (c)
  1.85%, 9/20/10                                       64,000           571,074
Kinder Morgan Finance Co. ULC
  5.35%, 1/05/11                                           44            40,539
Liberty Mutual Group, Inc.
  5.75%, 3/15/14 (d)                                       35            32,874
Merrill Lynch & Co.
  Series C
  4.25%, 2/08/10                                          120           114,054
Simon Property Group LP
  6.375%, 11/15/07                                         30            30,125
SLM Corp.
  4.50%, 7/26/10                                           55            52,436
TXU Australia
  6.15%, 11/15/13 (d)                                     238           236,743
                                                                   ------------
                                                                      1,750,680
INDUSTRIALS-1.5%
Altria Group, Inc.
  7.75%, 1/15/27                                           25            28,052
British Sky Broadcasting
  8.20%, 7/15/09                                           20            21,239
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                           30            29,588
Comcast Cable Communications Holdings, Inc.
  6.20%, 11/15/08                                          40            40,396
  6.875%, 6/15/09                                          50            51,446
  9.455%, 11/15/22                                         40            49,700


9


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Comcast Corp.
  5.30%, 1/15/14                                       $   40      $     37,633
  5.50%, 3/15/11                                           50            49,106
Conagra Foods, Inc.
  6.75%, 9/15/11                                           10            10,308
  7.875%, 9/15/10                                          19            20,330
Cox Enterprises
  4.375%, 5/01/08 (d)                                      40            38,715
DirecTV Holdings LLC
  6.375%, 6/15/15                                          25            23,063
Fortune Brands, Inc.
  2.875%, 12/01/06                                         20            19,758
GSC Holdings Corp.
  8.00%, 10/01/12                                          30            30,000
IBM Corp.
  4.375%, 6/01/09                                          20            19,385
International Paper Co.
  5.30%, 4/01/15                                           55            50,647
Ispat Inland ULC
  9.75%, 4/01/14                                           25            27,563
Kraft Foods, Inc.
  4.125%, 11/12/09                                        115           109,305
Kroger Co.
  7.80%, 8/15/07                                           45            45,801
Lubrizol Corp.
  4.625%, 10/01/09                                         20            19,257
MGM Mirage, Inc.
  8.375%, 2/01/11                                          25            25,625
Motorola, Inc.
  7.625%, 11/15/10                                          5             5,354
News America, Inc.
  6.55%, 3/15/33                                           25            23,304
Packaging Corporation of America
  5.75%, 8/01/13                                           30            28,524
Panamsat Corp.
  9.00%, 8/15/14                                           25            25,375
R.H. Donnelley Corp.
  6.875%, 1/15/13 (d)                                      20            18,400
  8.875%, 1/15/16 (d)                                      10            10,088
Safeway, Inc.
  4.125%, 11/01/08                                         18            17,286
  4.80%, 7/16/07                                           20            19,772
  6.50%, 3/01/11                                           15            15,160
Textron Financial Corp.
  4.125%, 3/03/08                                          80            77,942
Time Warner Entertainment
  8.375%, 3/15/23                                          65            72,278
Tyco International Group, SA
  6.00%, 11/15/13                                          85            84,209
Waste Management, Inc.
  6.875%, 5/15/09                                          40            41,127
WellPoint, Inc.
  3.50%, 9/01/07                                           65            63,163
  3.75%, 12/14/07                                          16            15,547
  4.25%, 12/15/09                                          80            76,306
Westvaco Corp.
  8.20%, 1/15/30                                           15            16,247
Weyerhaeuser Co.
  5.95%, 11/01/08                                          35            35,028
Williams Cos., Inc.
  7.875%, 9/01/21                                          25            25,375
WPP Finance (UK) Corp.
  5.875%, 6/15/14                                          25            24,224
Wyeth
  5.50%, 2/01/14                                           40            38,650
                                                                   ------------
                                                                      1,480,276
OIL-0.2%
Amerada Hess Corp.
  7.875%, 10/01/29                                         55            61,362
Conoco, Inc.
  6.95%, 4/15/29                                           40            43,526
Enterprise Products Operating LP
  5.60%, 10/15/14                                          25            23,666
NRG Energy, Inc.
  7.25%, 2/01/14                                            5             4,875
  7.375%, 2/01/16                                          20            19,500
Valero Energy Corp.
  6.875%, 4/15/12                                          45            46,645
  7.50%, 4/15/32                                            5             5,429
                                                                   ------------
                                                                        205,003
TELECOMMUNICATIONS-0.8%
AT&T Corp.
  7.30%, 11/15/11                                          40            42,461
  8.00%, 11/15/31                                          15            17,222
British Telecom Plc
  8.375%, 12/15/10                                        100           109,787
Cingular Wireless LLC
  5.625%, 12/15/06                                         50            50,001
Cingular Wireless Services
  7.875%, 3/01/11                                         115           123,869
  8.75%, 3/01/31                                           35            42,911
Embarq Corp.
  6.738%, 6/01/13                                           5             4,985
Sprint Capital Corp.
  8.375%, 3/15/12                                         120           132,587
Telecom Italia Capital
  4.00%, 1/15/10                                          120           112,293
Telus Corp. (Canada)
  7.50%, 6/01/07                                          120           121,756
Vodafone Group Plc
  5.50%, 6/15/11                                           60            58,606
                                                                   ------------
                                                                        816,478
UTILITIES-0.7%
Carolina Power & Light
  6.50%, 7/15/12                                           65            66,790
Consumers Energy
  4.25%, 4/15/08                                           25            24,299
Duke Capital LLC
  8.00%, 10/01/19                                          60            67,838
Duke Energy Field Services
  7.875%, 8/16/10                                          15            16,032


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Exelon Corp.
  6.75%, 5/01/11                                       $   25      $     25,862
Firstenergy Corp.
  Series B
  6.45%, 11/15/11                                          65            66,139
  Series C
  7.375%, 11/15/31                                         55            59,007
Midamerican Energy Holdings
  5.875%, 10/01/12                                         30            29,760
NiSource Finance Corp.
  7.875%, 11/15/10                                         40            42,793
Pacific Gas & Electric
  4.80%, 3/01/14                                           65            60,571
  6.05%, 3/01/34                                            5             4,719
Progress Energy
  7.10%, 3/01/11                                           40            41,726
Public Service Company of Colorado
  7.875%, 10/01/12                                         30            33,150
Qwest Communications International, Inc.
  7.50%, 2/15/14                                           25            24,375
Telecom Italia Capital
  6.00%, 9/30/34                                           65            56,122
Verizon Global Funding Corp.
  4.90%, 9/15/15                                           35            31,644
Verizon New Jersey, Inc.
  Series A
  5.875%, 1/17/12                                          45            44,035
Xcel Energy, Inc.
  7.00%, 12/01/10                                          30            31,249
                                                                   ------------
                                                                        726,111
Total Corporate Debt Obligations
  (cost $5,586,959)                                                   5,396,219

SOVEREIGN DEBT OBLIGATIONS-4.5%
BRAZIL-0.3%
Federal Republic of Brazil
  8.25%, 1/20/34 (c)                                      245           257,250

JAPAN-0.9%
Japan Finance Corp. for Municipal Enterprises
  1.55%, 2/21/12 (c)                                  102,000           892,352

MEXICO-0.8%
Mexican Bonos
  Series M7
  8.00%, 12/24/08 (c)                                   3,990           350,924
  Series M20
  10.00%, 12/05/24 (c)                                  3,640           336,585
  Series MI10
  9.00%, 12/20/12 (c)                                   1,790           159,172
                                                                   ------------
                                                                        846,681
NORWAY-0.2%
Government of Norway
  6.00%, 5/16/11 (c)                                    1,095           189,930

PANAMA-0.1%
Republic of Panama
  6.70%, 1/26/36                                           99            87,764

POLAND-0.5%
Goverment of Poland
  6.00%, 11/24/10 (c)                                     780           248,533
  6.25%, 10/24/15 (c)                                     825           269,696
                                                                   ------------
                                                                        518,229
RUSSIA-0.3%
Russian Federation
  5.00%, 3/31/30 (d)(e)                                   320           339,200

SWEDEN-1.3%
Government of Sweden
  5.00%, 1/28/09 (c)                                    1,575           226,749
  5.25%, 3/15/11 (c)                                    7,500         1,105,603
                                                                   ------------
                                                                      1,332,352
UKRAINE-0.1%
Governement of Ukraine
  7.65%, 6/11/13 (d)                                      100           100,500

Total Sovereign Debt Obligations
  (cost $4,569,937)                                                   4,564,258

COMMERCIAL MORTGAGE BACKED SECURITIES-3.9%
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Cl. A2
  5.787%, 5/11/35                                         173           172,928
  Series 2004-4 Cl. A3
  4.128%, 7/10/42                                         200           191,453
  Series 2004-6 Cl. A2
  4.161%, 12/10/42                                         65            62,078
  Series 2005-6 Cl. A4
  5.181%, 9/10/47 (f)                                     115           109,958
Bear Stearns ALT-A Trust
  Series 2005-10 Cl. 24A1
  5.972%, 1/25/36 (f)                                     112           111,347
  Series 2006-1 Cl. 22A1
  5.439%, 2/25/36 (f)                                     276           272,342
  Series 2006-2 Cl. 23A1
  6.00%, 3/25/36 (f)                                      116           115,480
  Series 2006-3 Cl. 22A1
  6.25%, 5/25/36 (f)                                       87            87,002
Citigroup Commercial Mortgage Trust
  Series 2004-C1 Cl. A4
  5.463%, 4/15/40 (f)                                     110           107,137


11


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Cl. 1A4
  5.122%, 5/25/35 (f)                                  $  154      $    150,187
  Series 2006-AR1 Cl. 3A1
  5.50%, 3/27/36 (b)                                      178           175,314
Credit Suisse Mortgage Capital Cerificates
  Series 2006-C3 Cl. A3
  5.828%, 6/15/38 (f)                                     190           189,818
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl. A2
  3.861%, 3/15/36                                          45            43,563
  Series 2004-C1 Cl. A4
  4.75%, 1/15/37                                           70            65,050
Freddie Mac Reference REMIC
  Series R007 Cl. AC
  5.875%, 5/15/16                                         296           293,788
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl. A3FX
  4.863%, 7/10/45                                         360           349,298
GS Mortgage Securities Corp. II
  Series 2004-GG2 Cl. A6
  5.396%, 8/10/38 (f)                                      80            77,493
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Cl. 4A1
  6.269%, 4/30/36 (f)                                     107           106,693
JPMorgan Chase Commercial Mortgage
  Series 2005-LDP5 Cl. A2
  5.198%, 12/15/44                                         60            58,686
  Series 2006-CB14 Cl. A4
  5.481%, 12/12/44 (f)                                     50            48,441
JPMorgan Chase Commercial Mortgage Securities Corp.
  Series 2004-C1 Cl. A2
  4.302%, 1/15/38                                          60            56,285
  Series 2005-LDP3 Cl. A2
  4.851%, 8/15/42                                         100            96,761
  Series 2005-LDP4 Cl. A2
  4.79%, 10/15/42                                          45            43,409
  Series 2006-CB15 Cl. A4
  5.814%, 6/12/43 (f)                                      40            39,602
LB-UBS Commercial Mortgage Trust
  Series 2004-C4 Cl. A4
  5.305%, 6/15/29 (f)                                      40            38,856
  Series 2004-C8 Cl. A2
  4.201%, 12/15/29                                        125           119,474
  Series 2005-C1 Cl. A4
  4.742%, 2/15/30                                         120           111,200
  Series 2005-C7 Cl. A4
  5.197%, 11/15/30 (f)                                     50            47,695
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Cl. 2A1
  6.233%, 3/25/36 (f)                                     169           168,695
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Cl. A6
  5.417%, 11/12/37 (f)                                     40            38,397
Merrill Lynch/Countrywide Commercial Mortgage Trust
  Series 2006-2 Cl. A4
  5.91%, 6/12/46 (f)                                       40            40,172
Opteum Mortgage Acceptance Corp.
  Series 2005-5 Cl. 2A1B
  5.64%, 11/25/35 (f)                                     100            98,312
Residential Funding Mortgage
  Series 2005-AS3 Cl. 3A
  5.247%, 8/25/35 (f)                                     104           102,014
Structured Adjustable Rate Mortgage Trust
  Series 2006-3 Cl. 2A1
  6.017%, 4/25/36 (f)                                     101           100,779
Washington Mutual
  Series 2005-AR2 Cl. 2A22
  5.543%, 1/25/45 (b)                                      24            23,812

Total Commercial Mortgage Backed Securities
  (cost $3,947,588)                                                   3,913,519

ASSET-BACKED SECURITIES-1.1%
Aegis Asset Backed Securties Trust
  Series 2004-3 Cl. A2A
  5.523%, 9/25/34 (b)                                      12            11,924
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl. 1A1
  5.473%, 4/25/22 (b)                                      25            25,251
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl. A3A
  4.10%, 6/15/08                                           60            59,545
Capital One Prime Auto Receivables Trust
  Series 2005-1 Cl. A3
  4.32%, 8/15/09                                          155           153,225
Credit-Based Asset Servicing and Securities
  Series 2003-CB1 Cl. AF2
  3.45%, 1/25/33 (e)                                       35            33,199
  Series 2005-CB17 Cl. AF2
  5.147%, 11/25/35 (e)                                    170           168,023
Home Equity Mortgage Trust
  Series 2005-4 Cl. A3
  4.742%, 1/25/36 (e)                                      95            93,408
  Series 2006-1 Cl. A2
  5.30%, 3/25/36 (e)                                       30            29,609


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
COMPANY                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Cl. 2A1
  5.403%, 1/25/36 (b)                                   $  56      $     56,021
MBNA Credit Card Master Note Trust
  Series 2003-A6 Cl. A6
  2.75%, 10/15/10                                          85            80,843
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-8 Cl. A1C1
  5.25%, 8/25/36 (f)                                      155           150,906
Providian Gateway Master Trust
  Series 2004-DA Cl. A
  3.35%, 9/15/11 (d)                                      120           116,784
Residential Asset Mortgage Products, Inc.
  Series 2005-RS1 Cl. AII1
  5.433%, 1/25/35 (b)                                       7             7,179
Residential Asset Securities Corp.
  Series 2003-KS3 Cl. A2
  5.381%, 5/25/33 (b)                                       6             6,030
Residential Funding Mortgage
  Series 2005-HI2 Cl. A3
  4.46%, 5/25/35                                           30            29,393
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Cl. A2A
  5.403%, 12/25/36 (b)                                     57            57,174
Structured Asset Investment Loan Trust
  Series 2006-1 Cl. A1
  5.403%, 1/25/36 (b)                                      50            49,709

Total Asset-Backed Securities
  (cost $1,130,035)                                                   1,128,223

SHORT-TERM INVESTMENTS-12.9%
FEDERAL AGENCIES-10.3%
Federal Home Loan Bank
  Zero Coupon, 7/12/06                                  4,260         4,254,514
Federal Home Loan Mortgage Corp.
  Zero Coupon, 7/21/06                                  2,970         2,962,352
Federal National Mortgage Association
  Zero Coupon, 8/14/06                                  3,265         3,245,403
                                                                   ------------
                                                                     10,462,269
TIME DEPOSIT-2.6%
The Bank of New York
  4.25%, 7/03/06                                        2,580         2,580,000

Total Short-Term Investments
  (cost $13,034,224)                                                 13,042,269

TOTAL INVESTMENTS-109.7%
  (cost $106,263,899)                                               111,110,595
Other assets less liabilities-(9.7%)                                 (9,837,339)

NET ASSETS-100%                                                    $101,273,256


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)

                                                  U.S. $
                                   CONTRACT      VALUE ON         U.S. $      UNREALIZED
                                    AMOUNT      ORIGINATION      CURRENT     APPRECIATION/
                                     (000)         DATE           VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------
BUY CONTRACTS:

Mexican Peso, settling 7/20/06          230     $   20,092     $   20,226       $   134
Mexican Peso, settling 7/20/06        2,064        182,682        181,829          (853)
Polish Zloty, settling 7/05/06          821        257,647        258,253           606
Polish Zloty, settling 7/12/06           61         19,000         19,291           291
Swedish Krona, settling 7/25/06         139         19,000         19,406           406

SALE CONTRACTS:

Japanese Yen, settling 7/07/06      169,117      1,496,733      1,478,475        18,258
Mexican Peso, settling 7/05/06        2,064        182,820        181,983           837
Mexican Peso, settling 7/20/06       12,496      1,092,132      1,100,858        (8,726)
Mexican Peso, settling 7/20/06           58          5,093          5,148           (55)
Norwegian Krone, settling 7/28/06     1,203        192,250        193,662        (1,412)
Polish Zloty, settling 7/12/06          941        300,145        296,230         3,915
Polish Zloty, settling 7/12/06          821        257,705        258,322          (617)
Swedish Krona, settling 7/25/06      10,061      1,374,635      1,400,703       (26,068)


13


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)

             NUMBER OF    EXPIRATION   ORIGINAL      VALUE AT      UNREALIZED
   TYPE      CONTRACTS      MONTH       VALUE     JUNE 30, 2006   APPRECIATION
-------------------------------------------------------------------------------
Euro Stoxx                 September
50 Index        6            2006      $269,619      $281,033        $11,414


(a)  Non-income producing security.

(b)  Floating rate security. Stated rate was in effect at June 30, 2006.

(c) Positions, or portion thereof, with an aggregate market value of $4,607,868 have been segregated to collateralize forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $893,304 or 0.9% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2006.

(f)  Variable rate coupon, rate shown as of June 30, 2006.

     Glossary of Terms:

     ADR - American Depositary Receipt

     GDR - Global Depositary Receipt

     TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     See Notes to Financial Statements.


14


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $106,263,899)      $ 111,110,595
  Cash                                                                12,092
  Foreign cash, at value (cost $335,307)                             340,458(a)
  Unrealized appreciation of forward exchange currency
    contracts                                                         24,447
  Receivable for investment securities sold and foreign
    currency contracts                                               930,519
  Dividends and interest receivable                                  357,850
  Receivable for capital stock sold                                  146,249
  Receivable for variation margin on futures contracts                11,204
  Total assets                                                   112,933,414

LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                         37,731
  Payable for investment securities purchased and foreign
    currency contracts                                            11,459,759
  Advisory fee payable                                                47,328
  Distribution fee payable                                            19,358
  Payable for capital stock redeemed                                   6,869
  Foreign capital gain tax payable                                       392
  Transfer agent fee payable                                             118
  Accrued expenses                                                    88,603
  Total liabilities                                               11,660,158

NET ASSETS                                                     $ 101,273,256

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       8,797
  Additional paid-in capital                                      94,809,905
  Undistributed net investment income                                620,743
  Accumulated net realized gain on investment and foreign
    currency transactions                                            967,111
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                    4,866,700
                                                               $ 101,273,256


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES         NET ASSET
CLASS                          NET ASSETS         OUTSTANDING        VALUE
-------------------------------------------------------------------------------
A                              $ 9,971,281           863,031         $11.55
B                              $91,301,975         7,934,120         $11.51


(a) An amount equivalent to U.S. $20,337 has been segregated as collateral for the financial futures contracts outstanding at June 30, 2006

     See Notes to Financial Statements.


15


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $502)             $     818,010
  Dividends (net of foreign taxes withheld of $41,206)               613,329
  Total investment income                                          1,431,339

EXPENSES
  Advisory fee                                                       240,594
  Distribution fee--Class B                                           96,777
  Transfer agency--Class A                                                97
  Transfer agency--Class B                                               774
  Custodian                                                          176,589
  Administrative                                                      39,000
  Audit                                                               21,133
  Printing                                                            17,455
  Legal                                                                1,594
  Directors' fees                                                        638
  Miscellaneous                                                        3,437
  Total expenses                                                     598,088
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                     (39,000)
  Net expenses                                                       559,088
  Net investment income                                              872,251

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                        1,403,503
    Futures                                                          (14,676)
    Foreign currency transactions                                   (123,922)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (837,673)(a)
    Futures                                                           10,793
    Foreign currency denominated assets and liabilities                8,133
  Net gain on investment and foreign currency transactions           446,158

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   1,318,409


(a)  Net of accrued foreign capital gains taxes of $66.

     See Notes to Financial Statements.


16


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2006     DECEMBER 31,
                                                 (UNAUDITED)          2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $      872,251   $      708,508
  Net realized gain (loss) on investment
    and foreign currency transactions                1,264,905         (417,954)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities                (818,747)       4,401,017
  Net increase in net assets from operations         1,318,409        4,691,571

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                            (80,464)         (41,650)
    Class B                                           (611,974)        (176,967)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                                 -0-         (22,100)
    Class B                                                 -0-         (97,897)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      26,576,430       42,763,265
  Total increase                                    27,202,401       47,116,222

NET ASSETS
  Beginning of period                               74,070,855       26,954,633
  End of period (including undistributed
    net investment income of $620,743 and
    $440,930, respectively)                     $  101,273,256   $   74,070,855


See Notes to Financial Statements.


17


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


19


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006 there were no such expenses waived by the Adviser.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $39,000 for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $50,115, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTEC: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006 were as follows:

                                                  PURCHASES           SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   45,161,328   $   20,094,939
U.S. government securities                          78,400,682       76,996,396

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $    6,766,161
Gross unrealized depreciation                                        (1,919,465)
Net unrealized appreciation                                      $    4,846,696


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


21


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       YEAR       SIX MONTHS          YEAR
                         ENDED         ENDED         ENDED            ENDED
                    JUNE 30, 2006   DECEMBER 31,  JUNE 30, 2006    DECEMBER 31,
                     (UNAUDITED)       2005        (UNAUDITED)         2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares issued
  in reinvestment
  of dividends and
  distributions            7,034         5,997   $      80,464   $      63,750
Net increase               7,034         5,997   $      80,464   $      63,750

CLASS B
Shares sold            2,740,641     4,906,020   $  32,047,918   $  52,487,529
Shares issued
  in reinvestment
  of dividends and
  distributions           53,682        25,930         611,974         274,863
Shares redeemed         (532,400)     (933,519)     (6,163,926)    (10,062,877)
Net increase           2,261,923     3,998,431   $  26,495,966   $  42,699,515


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

NOTE: H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      335,465   $           -0-
  Net long-term capital gains                        3,149               -0-
Total distributions paid                    $      338,614   $           -0-


NOTE I: COMPONENT OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      676,674
Accumulated capital and other losses                               (118,391)(a)
Unrealized appreciation/(depreciation)                            5,270,300(b)
Total accumulated earnings/(deficit)                         $    5,828,583

(a) On December 31, 2005, the Portfolio had a net capital loss carryforward of $112,135, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $2,960, and post-October passive foreign investment company losses of $3,296.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's port-


23


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

folios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


25


BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       CLASS A
                                        ---------------------------------------
                                                                      JULY 1,
                                        SIX MONTHS                    2004(a)
                                           ENDED       YEAR ENDED       TO
                                       JUNE 30, 2006   DECEMBER 31, DECEMBER 31,
                                        (UNAUDITED)      2005          2004
                                        -----------  ------------  ------------
Net asset value, beginning of period      $11.39        $10.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                 .13           .18          .07
Net realized and unrealized gain on
  investment and foreign currency
  transactions                               .12           .60          .62
Net increase in net asset value from
  operations                                 .25           .78          .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        (.09)         (.05)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                                -0-         (.03)          -0-
Total dividends and distributions           (.09)         (.08)          -0-
Net asset value, end of period            $11.55        $11.39       $10.69

TOTAL RETURN
Total investment return based on
  net asset value (d)                       2.24%         7.30%        6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $9,971        $9,746       $9,089
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                          1.04%(e)(f)   1.20%        1.20%(f)
  Expenses, before waivers and
    reimbursements                          1.13%(e)(f)   1.54%        2.87%(f)
  Net investment income (c)                 2.19%(e)(f)   1.64%        1.36%(f)
Portfolio turnover rate                       66%          139%          44%


See footnote summary on page 27.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       CLASS B
                                        ---------------------------------------
                                                                      JULY 1,
                                        SIX MONTHS                    2004(a)
                                           ENDED      YEAR ENDED        TO
                                      JUNE 30, 2006   DECEMBER 31,  DECEMBER 31,
                                        (UNAUDITED)      2005         2004
                                        -----------  ------------  ------------
Net asset value, beginning of period      $11.34         $10.67      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                 .12            .15         .06
Net realized and unrealized gain
  on investment and foreign
  currency transactions                      .13            .60         .61
Net increase in net asset value
  from operations                            .25            .75         .67

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        (.08)          (.05)         -0-
Distributions from net realized
  gain on investment and foreign
  currency transactions                       -0-          (.03)         -0-
Total dividends and distributions           (.08)          (.08)         -0-
Net asset value, end of period            $11.51         $11.34      $10.67

TOTAL RETURN
Total investment return based
  on net asset value (d)                    2.21%          7.01%       6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $91,302        $64,325     $17,866
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                          1.29%(e)(f)    1.45%       1.45%(f)
  Expenses, before waivers and
    reimbursements                          1.38%(e)(f)    1.77%       3.34%(f)
  Net investment income (c)                 1.98%(e)(f)    1.31%       1.49%(f)
Portfolio turnover rate                       66%           139%         44%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.


27


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Balanced Wealth Strategy Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                         ADVISORY FEE
                     BASED ON % OF AVERAGE
CATEGORY               DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
Balanced            55 bp on 1st $2.5 billion           Balanced Wealth
                    45 bp on next $2.5 billion          Strategy Portfolio
                    40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                            AS A % OF AVERAGE
FUND                                         AMOUNT(3)       DAILY NET ASSETS
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio(4)        $34,500              0.41%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(3) The Fund commenced operations on July 1, 2004. Therefore, the reimbursement amount to the Advisor is for a 6 month period.

(4)  The expense reimbursement has been waived by the Adviser.


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                     EXPENSE CAP PURSUANT TO      GROSS
                       EXPENSE LIMITATION        EXPENSE
FUND                      UNDERTAKING             RATIO       FISCAL YEAR END
-------------------------------------------------------------------------------
Balanced Wealth         Class A  1.20%            2.87%         December 31
  Strategy Portfolio    Class B  1.45%            3.34%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)


(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.


29


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

                               EFFECTIVE          LIPPER
                               MANAGEMENT         GROUP
FUND                              FEE             MEDIAN           RANK
-------------------------------------------------------------------------------
Balanced Wealth
  Strategy Portfolio             0.550            0.720            2/15

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                    LIPPER      LIPPER      LIPPER      LIPPER
                        EXPENSE    UNIVERSE    UNIVERSE     GROUP       GROUP
FUND                  RATIO(%)(8)  MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Balanced Wealth
  Strategy Portfolio    1.201       0.792       34/36       0.900       14/15

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Funds expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                     12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                             $10,258

The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                               ADVISER
                                                             PAYMENTS TO
FUND                                                            ABIRM
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                             $113,088

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $409 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


31


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

BALANCED WEALTH STRATEGY PORTFOLIO          GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                       4/15              9/35

Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                             PERIODS ENDING SEPTEMBER 30, 2005
                                                   ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                             1 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
BALANCED WEALTH STRATEGY PORTFOLIO                11.39           11.50

S&P 500 Index                                     12.25           11.82

Lehman Brothers Aggregate Bond Index               2.80            4.31

60% S&P 500 Index, 40% Lehman Brothers
  Aggregate Bond Index                             8.47            8.82


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)  The performance rankings are for the Class A shares of the Fund.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13)  The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


32


                      (This page left intentionally blank.)



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2006


>    ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's website at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If suce expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If suce expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             BEGINNING           ENDING
VARP - WEALTH               ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID       ANNUALIZED
APPRECIATION PORTFOLIO     JANUARY 1, 2006    JUNE 30, 2006    DURING PERIOD*    EXPENSE RATIO*
-----------------------------------------------------------------------------------------------
CLASS A
Actual                         $ 1,000          $ 1,031.75       $ 5.99              1.19%
Hypothetical (5%
  return before
  expenses)                    $ 1,000          $ 1,018.89       $ 5.96              1.19%

CLASS B
Actual                         $ 1,000          $ 1,031.08       $ 7.25              1.44%
Hypothetical (5%
  return before
  expenses)                    $ 1,000          $ 1,017.65       $ 7.20              1.44%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1


WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                              PERCENT OF
COMPANY                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------
Exxon Mobil Corp.                           $   657,978           1.9%
Procter & Gamble Co.                            585,190           1.7
Google, Inc. Cl. A                              555,611           1.6
JPMorgan Chase & Co.                            552,299           1.6
WellPoint, Inc.                                 545,774           1.6
Citigroup, Inc.                                 512,549           1.5
Apple Computer, Inc.                            488,375           1.5
Halliburton Co.                                 487,188           1.4
American International Group, Inc.              481,258           1.4
The Boeing Co.                                  477,126           1.4
                                            -----------         ------
                                            $ 5,343,348          15.6%




SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

                                                              PERCENT OF
SECTOR                                     U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------
Finance                                     $ 9,539,806          27.8%
Technology / Electronics                      4,576,673          13.3
Construction & Housing                        3,830,778          11.1
Energy                                        3,189,301           9.3
Medical                                       2,805,742           8.2
Capital Equipment                             2,401,461           7.0
Consumer Staples                              2,256,985           6.6
Consumer Cyclical                             2,208,514           6.4
Industrial Commodities                        1,378,866           4.0
Telecommunications                            1,237,933           3.6
Utilities                                       430,221           1.2
Transportation                                  339,469           1.0
                                            -----------         ------
Total Investments                            34,195,749          99.5
Cash and receivables, net of liabilities        162,998           0.5
                                            -----------         ------
Net Assets                                  $34,358,747         100.0%


Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.5%
UNITED STATES INVESTMENTS-64.6%
FINANCE-18.3%
BANKING-8.6%
Bank of America Corp.                             9,350      $   449,735
Citigroup, Inc.                                  10,625          512,549
Comerica, Inc.                                    1,325           68,887
Fannie Mae                                        2,900          139,490
Fifth Third Bancorp                               2,100           77,595
Freddie Mac                                       2,200          125,422
Huntington Bancshares, Inc.                       2,700           63,666
JPMorgan Chase & Co.                             13,150          552,299
KeyCorp                                             500           17,840
Mellon Financial Corp.                            1,900           65,417
National City Corp.                               2,700           97,713
Northern Trust Corp.                              1,450           80,185
PNC Financial Services Group, Inc.                  400           28,068
Regions Financial Corp.                           2,300           76,176
SunTrust Banks, Inc.                              1,425          108,671
UBS AG                                            2,075          227,628
US Bancorp                                        2,000           61,760
Wachovia Corp.                                    1,800           97,344
Wells Fargo & Co.                                 1,600          107,328
                                                             ------------
                                                               2,957,773

FINANCIAL SERVICES-4.3%
Federated Investors, Inc. Cl. B                   1,050           33,075
Franklin Resources, Inc.                          2,700          234,387
Legg Mason, Inc.                                  2,950          293,584
Lehman Brothers Holdings, Inc.                      750           48,863
MBIA, Inc.                                          700           40,985
Merrill Lynch & Co., Inc.                         5,175          359,973
Morgan Stanley                                      700           44,247
Nasdaq Stock Market, Inc. (a)                     2,300           68,770
NYSE Group, Inc. (a)                              1,050           71,904
Prudential Financial, Inc.                          150           11,655
The Goldman Sachs Group, Inc.                     1,600          240,688
Waddell & Reed Financial, Inc. Cl. A                900           18,504
                                                             ------------
                                                               1,466,635

INSURANCE-5.4%
American International Group, Inc.                8,150          481,258
Genworth Financial, Inc. Cl. A                    1,925           67,067
MetLife, Inc.                                     1,825           93,458
Old Republic International Corp.                  1,600           34,192
The Allstate Corp.                                  875           47,889
The Chubb Corp.                                   1,400           69,860
The Hartford Financial
  Services Group, Inc.                            1,175           99,405
The St. Paul Travelers Cos., Inc.                 2,600          115,908
Torchmark Corp.                                   1,225           74,382
UnitedHealth Group, Inc.                          4,150          185,837
UnumProvident Corp.                               2,700           48,951
WellPoint, Inc. (a)                               7,500          545,774
                                                             ------------
                                                               1,863,981
                                                             ------------
                                                               6,288,389

TECHNOLOGY / ELECTRONICS-10.7%
DATA PROCESSING-6.3%
Agere System, Inc. (a)                            2,000           29,400
Apple Computer, Inc. (a)                          8,550          488,375
Arrow Electronics, Inc. (a)                       1,350           43,470
Electronic Data Systems Corp.                     2,600           62,556
EMC Corp. (a)                                     3,300           36,201
Google, Inc. Cl. A (a)                            1,325          555,611
Hewlett-Packard Co.                               5,100          161,568
International Business Machines Corp.               950           72,979
Microsoft Corp.                                   2,625           61,163
Network Appliance, Inc. (a)                       5,600          197,680
Sanmina-SCI Corp. (a)                             7,800           35,880
Solectron Corp. (a)                              11,500           39,330
Tech Data Corp. (a)                               1,300           49,803
Yahoo!, Inc. (a)                                 10,525          347,325
                                                             ------------
                                                               2,181,341

ELECTRICAL & ELECTRONICS-3.5%
ADC Telecommunications, Inc. (a)                  1,300           21,918
Broadcom Corp. Cl. A (a)                         10,400          312,520
Cisco Systems, Inc. (a)                           2,200           42,966
Corning, Inc. (a)                                12,900          312,051
Juniper Networks, Inc. (a)                        8,200          131,118
QUALCOMM, Inc.                                    8,550          342,599
Tellabs, Inc. (a)                                 3,300           43,923
                                                             ------------
                                                               1,207,095

ELECTRONIC COMPONENTS & INSTRUMENTS-0.9%
Advanced Micro Devices, Inc. (a)                 10,800          263,736
Nvidia Corp. (a)                                  1,700           36,193
                                                             ------------
                                                                 299,929

                                                             ------------
                                                               3,688,365

ENERGY-6.1%
ENERGY EQUIPMENT & SERVICES-2.8%
Baker Hughes, Inc.                                1,075           87,989
ENSCO International, Inc.                         1,200           55,224
GlobalSantaFe Corp.                               2,900          167,475
Halliburton Co.                                   6,565          487,188


3


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Rowan Cos., Inc.                                  1,300      $    46,267
Schlumberger Ltd.                                 1,600          104,176
                                                             ------------
                                                                 948,319

ENERGY SOURCES-3.3%
ChevronTexaco Corp.                               3,775          234,277
ConocoPhillips                                    2,300          150,719
Exxon Mobil Corp.                                10,725          657,978
Marathon Oil Corp.                                1,000           83,300
Occidental Petroleum Corp.                          200           20,510
                                                             ------------
                                                               1,146,784
                                                             ------------
                                                               2,095,103

CONSUMER CYCLICAL-5.7%
APPLIANCES-HOUSEHOLD/ DURABLES-0.1%
Newell Rubbermaid, Inc.                           1,400           36,162

BROADCASTING & PUBLISHING-1.5%
CBS Corp. Cl. B                                   3,075           83,179
Comcast Corp. Cl. A (a)                           1,000           32,740
Comcast Corp. Special Cl. A (a)                   2,750           90,145
Liberty Media Holding Corp. Cl. A (a)               660           18,708
The Walt Disney Co.                               2,000           60,000
Time Warner, Inc.                                 9,300          160,890
Viacom, Inc. Cl. B (a)                            1,475           52,864
                                                             ------------
                                                                 498,526

BUSINESS & PUBLIC SERVICES-0.1%
Interpublic Group of Cos., Inc. (a)               4,200           35,070

LEISURE & TOURISM-1.7%
Hilton Hotels Corp.                               2,600           73,528
Host Marriott Corp.                               2,566           56,118
Las Vegas Sands Corp. (a)                         1,150           89,539
McDonald's Corp.                                  8,500          285,599
Starwood Hotels & Resorts Worldwide, Inc.         1,150           69,391
                                                             ------------
                                                                 574,175

MERCHANDISING-2.1%
eBay, Inc. (a)                                    4,850          142,057
Limited Brands, Inc.                              2,500           63,975
Lowe's Cos., Inc.                                 3,350          203,245
Office Depot, Inc. (a)                            2,200           83,600
Target Corp.                                      4,600          224,802
                                                             ------------
                                                                 717,679

RECREATION & OTHER CONSUMER-0.1%
Mattel, Inc.                                      3,100           51,181

TEXTILES & APPAREL-0.1%
Jones Apparel Group, Inc.                         1,500           47,685
                                                             ------------
                                                               1,960,478

MEDICAL-4.7%
HEALTH & PERSONAL CARE-4.7%
Amgen, Inc. (a)                                     550           35,877
Caremark Rx, Inc.                                 5,225          260,571
Eli Lilly & Co.                                   1,150           63,561
Genentech, Inc. (a)                               5,050          413,089
Gilead Sciences, Inc. (a)                         3,670          217,117
Medco Health Solutions, Inc. (a)                  1,450           83,056
Merck & Co., Inc.                                 4,825          175,775
Pfizer, Inc.                                     14,500          340,315
Ventas, Inc.                                      1,050           35,574
                                                             ------------
                                                               1,624,935

CONSUMER STAPLES-4.7%
BEVERAGES & TOBACCO-1.2%
Altria Group, Inc.                                3,050          223,962
Kraft Foods, Inc. Cl. A                             800           24,720
The Coca-Cola Co.                                 2,550          109,701
UST, Inc.                                         1,000           45,190
                                                             ------------
                                                                 403,573

FOOD & HOUSEHOLD PRODUCTS-3.5%
Colgate-Palmolive Co.                             1,300           77,870
ConAgra Foods, Inc.                               3,100           68,541
Del Monte Foods Co.                               1,500           16,845
General Mills, Inc.                               1,200           61,992
Kellogg Co.                                       1,500           72,645
Safeway, Inc.                                     2,300           59,800
The Clorox Co.                                    1,000           60,970
The Kroger Co.                                    3,000           65,580
The Procter & Gamble Co.                         10,525          585,190
Walgreen Co.                                      1,750           78,470
Whole Foods Market, Inc.                          1,100           71,104
                                                             ------------
                                                               1,219,007
                                                             ------------
                                                               1,622,580

CONSTRUCTION & HOUSING-4.5%
REAL ESTATE-4.5%
Alexandria Real Estate Equities, Inc.               720           63,850
AMB Property Corp.                                  300           15,165
Archstone-Smith Trust                               900           45,783
AvalonBay Communities, Inc.                         650           71,902
BioMed Realty Trust, Inc.                           400           11,976
Boston Properties, Inc.                             775           70,059
Brookfield Properties Co.                           900           28,953


4


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Camden Property Trust                               875      $    64,356
Corporate Office Properties Trust                 1,450           61,016
Developers Diversified Realty Corp.                 555           28,960
Digital Realty Trust, Inc.                        1,400           34,566
Equity Inns, Inc.                                 1,350           22,356
Equity Office Properties Trust                      650           23,732
Equity Residential                                1,550           69,332
Essex Property Trust, Inc.                          225           25,124
Federal Realty Investment Trust                     525           36,750
FelCor Lodging Trust, Inc.                        1,200           26,088
First Potomac Realty Trust                          550           16,385
Forest City Enterprises, Inc. Cl. A                 400           19,964
General Growth Properties, Inc.                   1,250           56,325
Kimco Realty Corp.                                1,600           58,384
LaSalle Hotel Properties                            400           18,520
Maguire Properties, Inc.                          1,450           50,997
Mid-America Apartment Communities, Inc.             625           34,844
ProLogis                                          1,850           96,421
Public Storage, Inc.                                975           74,002
Reckson Associates Realty Corp.                     275           11,380
Regency Centers Corp.                               675           41,951
Simon Property Group, Inc.                        1,275          105,748
SL Green Realty Corp.                               350           38,315
Strategic Hotel Capital, Inc.                     1,700           35,258
Sunstone Hotel Investors, Inc.                    1,375           39,958
Tanger Factory Outlet Centers, Inc.                 650           21,041
Taubman Centers, Inc.                               750           30,675
The Macerich Co.                                    175           12,285
United Dominion Realty Trust, Inc.                  550           15,406
Vornado Realty Trust                                725           70,723
                                                             ------------
                                                               1,548,550

CAPITAL EQUIPMENT-4.2%
AEROSPACE & DEFENSE-2.0%
Lockheed Martin Corp.                               700           50,218
Northrop Grumman Corp.                            1,525           97,692
Rockwell Collins, Inc.                            1,400           78,218
The Boeing Co.                                    5,825          477,126
                                                             ------------
                                                                 703,254

AUTOMOBILES-0.4%
Autoliv, Inc.                                     1,225           69,298
BorgWarner, Inc.                                    800           52,080
                                                             ------------
                                                                 121,378

INDUSTRIAL COMPONENTS-0.2%
Eaton Corp.                                         800           60,320

MULTI-INDUSTRY-1.6%
Crane Co.                                           700           29,120
Emerson Electric Co.                                850           71,239
General Electric Co.                              7,100          234,016
SPX Corp.                                           800           44,760
Textron, Inc.                                     1,350          124,443
United Technologies Corp.                           850           53,907
                                                             ------------
                                                                 557,485
                                                             ------------
                                                               1,442,437

TELECOMMUNICATIONS-2.5%
American Tower Corp. Cl. A (a)                      700           21,784
AT&T, Inc.                                        9,300          259,377
BellSouth Corp.                                   4,900          177,380
Crown Castle International Corp. (a)              2,000           69,080
Embarq Corp. (a)                                    290           11,887
Sprint Nextel Corp.                               5,800          115,942
Verizon Communications, Inc.                      6,075          203,452
                                                             ------------
                                                                 858,902

INDUSTRIAL COMMODITIES-1.6%
CHEMICAL-1.0%
E.I. Du Pont de Nemours & Co.                     1,100           45,760
Hercules, Inc. (a)                                1,600           24,416
Monsanto Co.                                      2,205          185,639
PPG Industries, Inc.                              1,125           74,250
The Lubrizol Corp.                                  800           31,880
                                                             ------------
                                                                 361,945

FOREST & PAPER-0.4%
Kimberly-Clark Corp.                              1,500           92,550
Smurfit-Stone Container Corp. (a)                 2,800           30,632
                                                             ------------
                                                                 123,182

MISCELLANEOUS MATERIALS-0.2%
Crown Holdings, Inc. (a)                          1,700           26,469
Owens-Illinois, Inc. (a)                          1,900           31,844
                                                             ------------
                                                                  58,313

                                                             ------------
                                                                 543,440

UTILITIES-0.8%
ELECTRIC & GAS UTILITY-0.8%
Dominion Resources, Inc.                          1,300           97,227
Entergy Corp.                                       550           38,913
Northeast Utilities                               1,600           33,072
Pinnacle West Capital Corp.                       1,200           47,892
Wisconsin Energy Corp.                            1,200           48,360
                                                             ------------
                                                                 265,464


5


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TRANSPORTATION-0.8%
TRANSPORTATION-ROAD & RAIL-0.8%
CSX Corp.                                         2,000      $   140,880
Norfolk Southern Corp.                            1,800           95,796
Union Pacific Corp.                                 300           27,888
                                                             ------------
                                                                 264,564

Total United States Investments
  (cost $20,474,054)                                          22,203,207

FOREIGN INVESTMENTS-34.9%
AUSTRALIA-1.1%
Centro Properties Group                           2,181           10,841
DB Rreef Trust                                   32,707           35,590
General Property Trust                           17,800           57,338
Macquarie CountryWide Trust                       7,591           10,261
Macquarie Goodman Group                           7,107           31,677
QBE Insurance Group Ltd.                          4,516           68,656
Rinker Group Ltd. (a)                             2,279           27,601
Stockland                                         4,852           25,309
Westfield Group                                   9,669          124,482
                                                             ------------
                                                                 391,755

BELGIUM-0.1%
Fortis                                            1,400           47,666

BERMUDA-0.5%
Nabors Industries Ltd. (a)                        5,500          185,845

BRAZIL-0.5%
Cia de Bebidas das Americas (ADR)                   600           24,750
Petroleo Brasileiro, SA (ADR)                       500           44,655
Petroleo Brasileiro, SA (ADR) (a)                 1,200           95,808
                                                             ------------
                                                                 165,213

CANADA-0.7%
Allied Properties Real Estate
  Investment Trust                                1,300           20,636
Boardwalk Real Estate Investment Trust            1,075           24,701
Borealis Retail Real Estate
  Investment Trust                                2,050           29,842
Canadian Apartment Properties Real Estate           600            8,820
Canadian Natural Resources Ltd.                     650           35,938
Canadian Real Estate Investment Trust               600           12,954
Cominar Real Estate Investment Trust                700           12,140
Dundee Real Estate Investment Trust                 600           15,157
H&R Real Estate Investment Trust                  1,350           27,791
RioCan Real Estate Investment Trust               1,650           31,986
Summit Real Estate Investment Trust                 950           21,786
                                                             ------------
                                                                 241,751

FINLAND-0.1%
Citycon Oyj                                       3,360           15,514

FRANCE-4.7%
Arcelor                                           1,400           67,756
Arkema (a)                                           40            1,561
Assurance Generales de France                       800           94,307
Bail Investissement Fonciere                        850           53,571
BNP Paribas, SA                                   1,722          164,665
CapGemini, SA                                     2,836          161,734
Cie Generale d'Optique Essilor
  International, SA                                 417           41,943
Credit Agricole, SA                               2,260           85,767
European Aeronautic Defence and Space Co.         2,090           59,954
Klepierre                                           675           78,158
Renault, SA                                       1,400          150,230
Sanofi Aventis                                    1,474          143,613
Societe Generale                                    600           88,096
Societe Television Francaise                      2,280           74,284
Total, SA                                         1,600          105,107
Unibail                                             875          152,447
VINCI, SA                                           954           98,104
                                                             ------------
                                                               1,621,297

GERMANY-1.9%
Commerzbank AG                                    2,441           88,387
Continental AG                                    1,100          112,388
Deutsche Wohnen AG (a)                               50           15,157
E.On AG                                           1,000          114,925
IVG Immobilien AG                                   500           15,325
MAN AG                                              700           50,664
Muenchener Rueckversicherungs AG                    700           95,519
RWE AG                                              600           49,832
SAP AG                                              562          118,086
                                                             ------------
                                                                 660,283

HONG KONG-0.8%
Kerry Properties Ltd.                            22,128           75,588
New World Development Co., Ltd.                  40,900           67,409
Sino Land Co., Ltd.                              55,478           88,736
Sun Hung Kai Properties Ltd.                      3,700           37,771
                                                             ------------
                                                                 269,504

HUNGARY-0.2%
MOL Hungarian Oil and Gas Plc                       600           61,685

IRELAND-0.2%
CRH Plc                                           2,526           82,301


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
ISRAEL-0.8%
Teva Pharmaceutical Industries Ltd. (ADR)         9,000      $   284,309

ITALY-0.9%
Buzzi Unicem SpA                                  2,000           45,836
Eni S.p.A                                         4,281          125,746
Luxottica Group SpA                               1,714           46,457
UniCredito Italiano SpA                          10,039           78,516
                                                             ------------
                                                                 296,555

JAPAN-7.2%
Canon, Inc.                                       3,900          191,136
Honda Motor Co., Ltd.                             1,200           38,117
Hoya Corp.                                        1,200           42,720
Japan Real Estate Investment Corp.                    5           44,549
Japan Retail Fund Investment Corp.                    5           39,336
Japan Tobacco, Inc.                                  30          109,560
JFE Holdings, Inc.                                3,500          148,602
Komatsu Ltd.                                      2,000           39,798
Leopalace21 Corp.                                   300           10,335
Mitsubishi UFJ Financial Group, Inc.                 10          140,179
Mitsui & Co., Ltd.                               12,000          169,666
Mitsui Chemicals, Inc.                            8,500           55,550
Mitsui Fudosan Co., Ltd.                          6,900          149,957
Mitsui O.S.K. Lines Ltd.                         11,000           74,905
Nippon Building Fund, Inc.                           12          116,273
Nippon Telegraph & Telephone Corp.                   12           58,591
Nitto Denko Corp.                                   900           64,120
Nomura Holdings, Inc.                             8,300          155,878
ORIX Corp.                                          600          146,407
Sony Corp.                                          700           30,863
Sumitomo Heavy Industries Ltd.                    5,000           46,200
Sumitomo Mitsui Financial Group, Inc.                23          243,566
Sumitono Realty & Development Co., Ltd.           4,000           98,701
Takeda Pharmaceutical Co., Ltd.                     900           56,023
Toyota Motor Corp.                                3,800          198,604
                                                             ------------
                                                               2,469,636

MEXICO-0.6%
America Movil, SA de CV Series L (ADR)            6,550          217,853

NETHERLANDS-1.1%
ING Groep NV                                      8,637          339,067
Rodamco Europe NV                                   205           20,089
Wereldhave NV                                       125           12,143
                                                             ------------
                                                                 371,299

NORWAY-0.3%
Norsk Hydro ASA                                   3,572           94,737

PEOPLE'S REPUBLIC OF CHINA-0.3%
China Petroleum & Chemical Corp. Cl. H           76,000           43,577
China Shenhua Energy Co., Ltd. Cl. H             21,000           38,965
PertroChina Co., Ltd. Cl. H                      24,000           25,649
                                                             ------------
                                                                 108,191

RUSSIA-0.1%
LUKOIL (ADR)                                        576           48,154

SINGAPORE-0.3%
Ascendas Real Estate Investment Trust (a)        22,595           27,493
CapitaMall Trust (a)                             12,800           17,135
Flextronics International Ltd. (a)                6,200           65,844
                                                             ------------
                                                                 110,472

SOUTH AFRICA-0.2%
Naspers Ltd.                                      1,122           19,070
Standard Bank Group Ltd.                          4,000           42,752
                                                             ------------
                                                                  61,822

SOUTH KOREA-0.6%
Kookmin Bank                                        800           65,914
POSCO                                               320           85,932
Samsung Electronics Co., Ltd.                        80           50,777
                                                             ------------
                                                                 202,623

SPAIN-0.6%
Banco Bilbao Vizcaya                              5,051          103,936
Inmobiliaria Urbis, SA                              600           15,617
Repsol YPF, SA                                    3,000           85,914
                                                             ------------
                                                                 205,467

SWEDEN-0.5%
Atlas Copco AB CI. A                              3,817          106,291
Svenska Cellulosa AB CI. B                        1,100           45,414
                                                             ------------
                                                                 151,705

SWITZERLAND-3.4%
ABB Ltd.                                          7,655           99,393
Alcon, Inc.                                       3,075          303,040
Credit Suisse Group                               3,945          220,100
Nestle, SA                                          262           82,140
Nobel Biocare Holding AG                            168           39,821
Novartis AG                                       1,742           94,010
Roche Holding AG                                    882          145,541
UBS AG                                            1,508          165,073
                                                             ------------
                                                               1,149,118

TAIWAN-0.8%
Foxconn Technology Co., Ltd.                      5,000           40,115
High Tech Computer Corp.                          3,000           82,464


7


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Largan Precision Co., Ltd.                        1,000      $    21,376
Quanta Computer, Inc. (GDR)                       5,200           41,597
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR)                   7,828           71,860
United Microelectronics Corp.                    37,000           21,975
                                                             ------------
                                                                 279,387

UNITED KINGDOM-6.4%
AstraZeneca Plc                                   1,300           78,171
Aviva Plc                                         7,500          106,146
BAE Systems Plc                                   8,400           57,385
Barclays Plc                                      9,100          103,160
BG Group Plc                                      3,764           50,241
Billiton Plc                                      4,455           86,675
BP Plc                                            4,500           52,177
British American Tobacco Plc                      7,785          196,005
British Land Co. Plc                              4,281           99,849
Brixton Plc                                         750            6,636
Capital & Regional Plc                            2,138           39,906
Derwent Valley Holdings Plc                         500           14,481
Friends Provident Plc                            13,180           43,582
GlaxoSmithKline Plc                               1,300           36,279
Hammerson Plc                                     1,350           29,512
HBOS Plc                                          5,730           99,439
J. Sainsbury Plc                                 14,200           87,698
Land Securities Group Plc                         3,157          104,614
Liberty International Plc                         1,200           23,605
Man Group Plc                                     1,079           50,796
Marks & Spencer Group Plc                         7,142           77,457
Persimmon Plc                                     2,000           45,581
Prudential Plc                                    5,107           57,750
Rio Tinto Plc                                     2,586          136,169
Royal Bank of Scotland Group Plc                  3,900          128,018
SABMiller Plc                                     2,547           45,852
Slough Estates Plc                                2,400           27,101
Standard Chartered Plc                            1,758           42,895
Vodafone Group Plc                               48,200          102,587
WPP Group Plc                                     2,067           24,986
Xstrata Plc                                       3,774          143,647
                                                             ------------
                                                               2,198,400

Total Foreign Investments
  (cost $10,534,066)                                          11,992,542

Total Common Stocks
  (cost $31,008,120)                                          34,195,749

TOTAL INVESTMENTS-99.5%
  (cost $31,008,120)                                          34,195,749
Other assets less liabilities-0.5%                               162,998

NET ASSETS-100%                                              $34,358,747


FINANCIAL FUTURES CONTRACTS PURCHASED (SEE NOTE D)

                                                     VALUE AT
              NUMBER OF    EXPIRATION    ORIGINAL    JUNE 30,      UNREALIZED
   TYPE       CONTRACTS      MONTH        VALUE        2006       APPRECIATION
-------------------------------------------------------------------------------
EURO STOXX                  September
50 Index          1           2006       $ 43,786    $ 46,839       $ 3,053


(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt

     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


8


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $31,008,120)       $ 34,195,749
  Foreign cash, at value (cost $112,947)                            114,412(a)
  Receivable for investment securities sold                         308,646
  Dividends receivable                                               54,788
  Receivable for variation margin on futures contracts                1,867
  Receivable due from Adviser                                           655
  Total assets                                                   34,676,117

LIABILITIES
  Due to custodian                                                  101,081
  Payable for capital stock redeemed                                 96,506
  Custodian fee payable                                              55,247
  Payable for investment securities purchased                        37,572
  Audit fee payable                                                  17,319
  Distribution fee payable                                            6,069
  Transfer agent fee payable                                            119
  Accrued expenses                                                    3,457
  Total liabilities                                                 317,370

NET ASSETS                                                     $ 34,358,747

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $      2,902
  Additional paid-in capital                                     29,941,305
  Distributions in excess of net investment income                   (7,477)
  Accumulated net realized gain on investment and foreign
    currency transactions                                         1,226,300
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                   3,195,717
                                                               -------------
                                                               $ 34,358,747


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                   SHARES            NET ASSET
CLASS                         NET ASSETS         OUTSTANDING           VALUE
-------------------------------------------------------------------------------
A                             $  6,748,560          568,392           $ 11.87
B                             $ 27,610,187        2,333,267           $ 11.83


(a) An amount equivalent to U.S. $3,390 has been segregated as collateral for the financial futures contracts outstanding at June 30, 2006.

     See Notes to Financial Statements.


9


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $23,907)           $  372,046
  Interest                                                            7,889
  Total investment income                                           379,935

EXPENSES
  Advisory fee                                                      113,547
  Distribution fee--Class B                                          35,101
  Transfer agency--Class A                                              131
  Transfer agency--Class B                                              544
  Custodian                                                         165,036
  Administrative                                                     39,000
  Audit                                                              21,133
  Printing                                                            9,802
  Legal                                                                 923
  Directors' fees                                                       638
  Miscellaneous                                                       2,489
  Total expenses                                                    388,344
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                   (143,618)
  Net expenses                                                      244,726
  Net investment income                                             135,209

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                       1,349,928
    Futures                                                           2,809
    Foreign currency transactions                                        (4)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    (556,288)(a)
    Futures                                                           3,053
    Foreign currency denominated assets and liabilities               5,445
  Net gain on investment and foreign currency transactions          804,943

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  940,152


(a)  Net of accrued foreign capital gains Taxes of $39.

     See Notes to Financial Statements.


10


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                            SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 2006         DECEMBER 31,
                                              (UNAUDITED)             2005
                                            ----------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                        $   135,209         $    54,490
  Net realized gain on investment and
    foreign currency transactions                1,352,733             572,412
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities            (547,790)          2,711,287
  Net increase in net assets from operations       940,152           3,338,189

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                        (10,538)            (25,300)
    Class B                                             -0-            (75,981)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                       (150,309)            (23,650)
    Class B                                       (636,285)            (75,981)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   2,257,897          12,528,034
  Total increase                                 2,400,917          15,665,311

NET ASSETS
  Beginning of period                           31,957,830          16,292,519
  End of period (including distributions
    in excess of net investment income of
    ($7,477) and ($132,148), respectively)     $34,358,747         $31,957,830


See Notes to Financial Statements.


11


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.


1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


13


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006 the Adviser waived fees and reimbursed expenses in the amount of $104,618.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $39,000 for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $25,137, of which $74 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006 were as follows:

                                                  PURCHASES           SALES
                                                -------------     -------------
Investment securities (excluding U.S.
  government securities)                         $12,096,532       $10,044,195
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $ 3,996,572
Gross unrealized depreciation                                         (808,943)
Net unrealized appreciation                                        $ 3,187,629


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


15


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2006  DECEMBER 31,  JUNE 30, 2006   DECEMBER 31,
                      (UNAUDITED)       2005       (UNAUDITED)        2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares issued in
  reinvestment
  of dividends and
  distributions           13,748         4,644     $   160,847     $    48,950
Net increase              13,748         4,644     $   160,847     $    48,950

CLASS B
Shares sold              303,218     1,628,590     $ 3,772,773     $17,366,123
Shares issued in
  reinvestment
  of dividends and
  distributions           54,570        14,445         636,285         151,963
Shares redeemed         (188,878)     (454,754)     (2,312,008)     (5,039,002)
Net increase             168,910     1,188,281     $ 2,097,050     $12,479,084


NOTE F: RISK INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification of Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                2005                2004
                                             -----------         -----------
Distributions paid from:
  Ordinary income                             $ 193,961           $      -0-
  Net long-term capital gains                     6,951                  -0-
Total distributions paid                      $ 200,912           $      -0-


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $   514,687
Undistributed long-term capital gain                               271,849
Accumulated capital and other losses                                (5,970)(a)
Unrealized appreciation/(depreciation)                           3,490,954(b)
Total accumulated earnings/(deficit)                           $ 4,271,520


(a) Net foreign currency losses and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October foreign currency losses of $3,305, and post-October passive foreign investment company losses of $2,665.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax character of dividends received, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

NOTE I: LEGAL PROCEEDINGS


As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's portfolios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


17


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


19


WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          CLASS A
                                            ---------------------------------------
                                            SIX MONTHS                   JULY 1,
                                              ENDED        YEAR ENDED   2004(A) TO
                                           JUNE 30, 2006   DECEMBER 31, DECEMBER 31,
                                            (UNAUDITED)       2005         2004
                                            -----------    -----------  -----------
Net asset value, beginning of period          $11.79         $10.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .06            .04          .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31           1.15          .68
Net increase in net asset value from
  operations                                     .37           1.19          .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)          (.05)          -0-
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.27)          (.04)          -0-
Total dividends and distributions               (.29)          (.09)          -0-
Net asset value, end of period                $11.87         $11.79       $10.69

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.18%         11.22%        6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,749         $6,538       $5,877
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.19%(e)(f)    1.20%        1.20%(f)
  Expenses, before waivers and
    reimbursements                              2.01%(e)(f)    2.45%        4.33%(f)
  Net investment income (c)                      .97%(e)(f)     .42%         .25%(f)
Portfolio turnover rate                           29%            61%          14%


See footnote summary on page 21.


20

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            CLASS B
                                            ---------------------------------------
                                            SIX MONTHS                   JULY 1,
                                              ENDED        YEAR ENDED   2004(A) TO
                                           JUNE 30, 2006   DECEMBER 31, DECEMBER 31,
                                            (UNAUDITED)       2005         2004
                                            -----------    -----------  -----------
Net asset value, beginning of period          $11.74         $10.67       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .05            .02          .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31           1.13          .64
Net increase in net asset value from
  operations                                     .36           1.15          .67

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          (.04)          -0-
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.27)          (.04)          -0-
Total dividends and distributions               (.27)          (.08)          -0-
Net asset value, end of period                $11.83         $11.74       $10.67

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.11%         10.93%        6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $27,610        $25,420      $10,416
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.44%(e)(f)    1.45%        1.45%(f)
  Expenses, before waivers and
    reimbursements                              2.26%(e)(f)    2.70%        4.78%(f)
  Net investment income (c)                      .74%(e)(f)     .15%         .71%(f)
Portfolio turnover rate                           29%            61%          14%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.


21


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(2)

                            ADVISORY FEE
                       BASED ON % OF AVERAGE
CATEGORY                  DAILY NET ASSETS                       FUND
-------------------------------------------------------------------------------
Blend                  65 bp on 1st $2.5 billion          Wealth Appreciation
                       55 bp on next $2.5 billion         Strategy Portfolio
                       50 bp on the balance


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount which the Adviser received from the Fund during the Fund's most recently completed fiscal year:

                                                              AS A % OF AVERAGE
FUND                                              AMOUNT(3)   DAILY NET ASSETS
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio(4)         $34,500          0.66%


The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Fund during the most recently completed fiscal year are also listed below.

                      EXPENSE CAP PURSUANT TO   GROSS
                        EXPENSE LIMITATION     EXPENSE
FUND                       UNDERTAKING          RATIO       FISCAL YEAR END
-------------------------------------------------------------------------------
Wealth Appreciation       Class A  1.20%        4.33%         December 31
Strategy Portfolio        Class B  1.45%        4.78%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.


(3) The Fund commenced operations on July 1, 2004. Therefore, the reimbursement amount to the Advisor is for a 6 month period.

(4)  The expense reimbursement has been waived by the Adviser.


23


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fee charged to the Fund with fees charged to other investment companies linked to variable insurance for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(5)

                                            EFFECTIVE      LIPPER
                                            MANAGEMENT     GROUP
FUND                                           FEE         MEDIAN       RANK
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio        0.650         0.908       2/8


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe(7). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                       LIPPER       LIPPER     LIPPER    LIPPER
                         EXPENSE      UNIVERSE     UNIVERSE    GROUP     GROUP
FUND                   RATIO (%)(8)   MEDIAN (%)     RANK    MEDIAN (%)   RANK
-------------------------------------------------------------------------------
Wealth Appreciation
  Strategy Portfolio     1.200          0.934       11/14      1.127      6/8


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2004 primarily as a result of the Adviser having to reimburse the Fund for additional expenses incurred above the Fund's expense cap limitation.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide


(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group. It should be noted that the effective management fee rate does not reflect the fee waiver or expense reimbursement that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Fund to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Fund.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recent fiscal year end Class A share total expense ratio.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Fund has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2004, ABIRM received the amount set forth below in Rule 12b-1 fees from the Fund:

FUND                                                        12B-1 FEE RECEIVED
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                           $6,185


The Adviser makes payments for distribution services to ABIRM, which in turn may pay part or all of such compensation to brokers and other persons for their distribution assistance. During the fiscal year ended December 31, 2004, the Adviser determined that it made the following payments on behalf of the Fund to
ABIRM:

                                                                  ADVISER
                                                                PAYMENTS TO
FUND                                                               ABIRM
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                           $119,088


Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(9) For the fiscal year ended December 31, 2004, the Fund paid a fee of $409 to AGIS. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of


(9) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.


25


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 year performance rankings of the Fund(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the period ended September 30, 2005.

WEALTH APPRECIATION STRATEGY PORTFOLIO                      GROUP     UNIVERSE
-------------------------------------------------------------------------------
1 year                                                       6/8       10/14


Set forth below are the 1 year and since inception performance returns of the Fund (in bold)(13) versus its benchmark(14).

                                              PERIODS ENDING SEPTEMBER 30, 2005
                                                   ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
FUND                                              1 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
WEALTH APPRECIATION STRATEGY PORTFOLIO            16.64          15.01
S&P 500 Index                                     12.25          11.82
MSCI EAFE Index (Net)                             25.80          24.93
70% S&P 500 Index, 30% MSCI EAFE Index (Net)      16.31          15.75


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(10)   The performance rankings are for the Class A shares of the Fund.

(11) The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary distribution channel.

(13) The performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


26



ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


JUNE 30, 2006


SEMI-ANNUAL REPORT


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

INVESTMENT PRODUCTS OFFERED
o   ARE NOT FDIC INSURED
o   MAY LOSE VALUE
o   ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING             ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID          ANNUALIZED
GLOBAL RESEARCH GROWTH PORTFOLIO  JANUARY 1, 2006       JUNE 30, 2006       DURING PERIOD*       EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------
CLASS A
Actual                               $ 1,000             $ 1,036.20            $ 6.06                 1.20%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,018.84            $ 6.01                 1.20%
CLASS B
Actual                               $ 1,000             $ 1,034.60            $ 7.31                 1.45%
Hypothetical (5% return
  before expenses)                   $ 1,000             $ 1,017.60            $ 7.25                 1.45%


* Expenses are equal to each class' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


1
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Halliburton Co.                              $   267,156           2.9%
Citigroup, Inc.                                  264,355           2.8
UBS AG                                           226,593           2.4
Credit Suisse Group                              222,387           2.4
American International Group, Inc.               218,485           2.3
Nomura Holdings, Inc.                            178,415           1.9
NOBLE ENERGY, INC.                               176,943           1.9
JPMorgan Chase & Co.                             163,800           1.7
The Procter & Gamble Co.                         155,680           1.7
Legg Mason, Inc.                                 149,280           1.6
                                             -----------          ----
                                             $ 2,023,094          21.6%


SECTOR DIVERSIFICATION
June 30, 2006 (unaudited)

SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
Finance                                      $ 2,336,951          25.0%
Technology                                     1,250,193          13.4
Health Care                                    1,120,870          12.0
Energy                                         1,087,708          11.6
CONSUMER SERVICES                                712,238           7.6
Basic Industry                                   701,341           7.5
Consumer Staples                                 561,134           6.0
Capital Goods                                    500,196           5.3
Consumer Manufacturing                           442,635           4.7
Multi-Industry Companies                         128,582           1.4
Aerospace & Defense                              121,697           1.3
Transportation                                    74,097           0.8
Utilities                                         44,818           0.5
                                             -----------         -----
Total Investments                              9,082,460          97.1
Cash and receivables, net of liabilities         274,495           2.9
                                             -----------         -----
Net Assets                                   $ 9,356,955         100.0%


Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


2
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COUNTRY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
                                           -------------  ---------------------
United States                                $ 4,599,977          49.2%
Switzerland                                      953,103          10.2
Japan                                            880,712           9.4
United Kingdom                                   695,756           7.4
FRANCE                                           306,733           3.3
Brazil                                           264,146           2.8
Australia                                        183,619           2.0
Bermuda                                          183,309           1.9
China                                            120,149           1.3
Russia                                           109,358           1.2
Norway                                            99,644           1.1
Taiwan                                            96,976           1.0
Other *                                          588,978           6.3
                                             -----------         -----
Total Investments                              9,082,460          97.1
Cash and receivables, net of liabilities         274,495           2.9
                                             -----------         -----
Net Assets                                   $ 9,356,955         100.0%


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Austria, Cayman Islands, Germany, Greece, Hong Kong, India, Ireland, Israel, Italy, Mexico, Netherlands, South Korea and Sweden.


3
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
COMMON STOCKS & OTHER
  INVESTMENTS-97.1%
FINANCE-25.0%
BANKING - MONEY
  CENTER-8.7%
Credit Suisse Group                   3,986      $   222,387
HSBC Holdings Plc                     5,863          103,161
JPMorgan Chase & Co.                  3,900          163,800
Mitsubishi UFJ Financial
  Group, Inc.                             7           98,126
UBS AG                                2,070          226,593
                                               -------------
                                                     814,067
                                               -------------
BANKING - REGIONAL-0.8%
Macquarie Bank Ltd.                   1,419           72,637
                                               -------------
BROKERAGE & MONEY
  MANAGEMENT-5.5%
Banco Itau Holdings
  Finameceria, SA pfd. (a)            1,300           37,723
Franklin Resources, Inc.                700           60,767
Legg Mason, Inc.                      1,500          149,280
Nomura Holdings, Inc.                 9,500          178,415
The Goldman Sachs Group,
  Inc.                                  600           90,258
                                               -------------
                                                     516,443
                                               -------------
INSURANCE-5.4%
American International Group,
  Inc.                                3,700          218,485
Axis Capital Holdings Ltd.            1,100           31,471
Prudential Plc                        8,416           95,168
QBE Insurance Group Ltd.              4,300           65,372
Swiss Reinsurance                     1,305           91,049
                                               -------------
                                                     501,545
                                               -------------
MISCELLANEOUS-4.6%
American Express Co.                  2,500          133,050
Citigroup, Inc.                       5,480          264,355
State Street Corp.                      600           34,854
                                               -------------
                                                     432,259
                                               -------------
                                                   2,336,951
                                               -------------
TECHNOLOGY-13.4%
COMMUNICATION
 EQUIPMENT-2.3%
Alcatel, SA                           1,157           14,594
Cisco Systems, Inc. (a)               3,000           58,590
Juniper Networks, Inc. (a)              900           14,391
Motorola, Inc.                        2,900           58,435
QUALCOMM, Inc.                        1,800           72,126
                                               -------------
                                                     218,136
                                               -------------
COMMUNICATION
  SERVICES-0.1%
Comstar United Telesystems
  (GDR) (b)                           1,760           10,208
                                               -------------
COMPUTER HARDWARE/
  STORAGE-1.9%
Apple Computer, Inc. (a)              1,100           62,832
International Business
  Machines Corp. (IBM)                  600           46,092
NEC Corp.                             6,000           32,001
Sun Microsystems, Inc. (a)            7,800           32,370
                                               -------------
                                                     173,295
                                               -------------
COMPUTER
  PERIPHERALS-0.7%
High Tech Computer Corp.              1,000           27,488
Network Appliance, Inc. (a)           1,000           35,300
                                               -------------
                                                      62,788
                                               -------------
COMPUTER SERVICES-1.2%
Alliance Data Systems
  Corp. (a)                             200           11,764
Cap Gemini, SA                          854           48,703
Fiserv, Inc. (a)                        600           27,216
Infosys Technologies Ltd.
  (ADR)                                 300           22,923
                                               -------------
                                                     110,606
                                               -------------
CONTRACT
  MANUFACTURING-0.2%
Hon Hai Precision Industry
  Co., Ltd. (GDR)                     1,127           13,923
                                               -------------
ELECTRONIC
  COMPONENTS-0.4%
AU Optronics Corp. (CSBF),
  warrants expiring 5/3/09           11,000           15,576
Largan Precision Co., Ltd.            1,000           21,376
                                               -------------
                                                      36,952
                                               -------------
INTERNET
  INFRASTRUCTURE-0.2%
Fastweb (a)                             403           17,499
                                               -------------
INTERNET MEDIA-1.2%
Google, Inc. Cl. A (a)                  207           86,801
Yahoo!, Inc. (a)                        900           29,700
                                               -------------
                                                     116,501
                                               -------------
SEMICONDUCTOR CAPITAL
  EQUIPMENT-0.3%
ASML Holding NV (a)                   1,522           30,776
                                               -------------


4
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
SEMICONDUCTOR
  COMPONENTS-1.3%
Advanced Micro Devices,
  Inc. (a)                              700      $    17,094
Broadcom Corp. Cl. A (a)              1,150           34,558
Hynix Semiconductor, Inc. (a)           760           24,564
Hynix Semiconductor, Inc.
  (GDR) (a)(b)                           90            2,917
Marvell Technology Group
  Ltd . (a)                             300           13,299
Samsung Electronics Co.,
  Ltd.                                   23           14,598
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR)                               2,027           18,613
                                               -------------
                                                     125,643
                                               -------------
SOFTWARE-2.2%
Adobe Systems, Inc. (a)               1,000           30,360
BEA Systems, Inc. (a)                 2,000           26,180
Microsoft Corp.                       3,400           79,220
SAP AG (ADR)                          1,300           68,276
                                               -------------
                                                     204,036
                                               -------------
MISCELLANEOUS-1.4%
Canon, Inc.                           1,350           66,163
Hoya Corp.                            1,000           35,600
Keyence Corp.                           110           28,067
                                               -------------
                                                     129,830
                                               -------------
                                                   1,250,193
                                               -------------
HEALTH CARE-12.0%
BIOTECHNOLOGY-1.6%
Genentech, Inc. (a)                   1,000           81,800
Gilead Sciences, Inc. (a)               900           53,244
MedImmune, Inc. (a)                     400           10,840
                                               -------------
                                                     145,884
                                               -------------
DRUGS-5.9%
Allergan, Inc.                          500           53,630
AstraZeneca Plc (ADR)                   300           17,946
Eli Lilly & Co.                         600           33,162
Merck & Co., Inc.                     2,100           76,503
Novartis AG                           1,051           56,719
Ranbaxy Laboratories Ltd.
  (GDR)                               1,043            8,073
Roche Holding AG-
  Genusschin                            591           97,522
Sanofi-Aventis, SA                      563           54,853
Shionogi & Co., Ltd.                  2,000           35,710
Takeda Pharmaceutical Co.,
  Ltd.                                  500           31,124
Teva Pharmaceutical Industries
  Ltd. (ADR)                          1,700           53,703
Wyeth                                   800           35,528
                                               -------------
                                                     554,473
                                               -------------
MEDICAL PRODUCTS-1.6%
Alcon, Inc.                             650           64,057
Becton Dickinson & Co.                  500           30,565
Nobel Biocare Holding AG                215           50,962
                                               -------------
                                                     145,584
                                               -------------
MEDICAL SERVICES-2.9%
Caremark Rx, Inc.                       600           29,922
Medco Health Solutions,
  Inc. (a)                              300           17,184
UnitedHealth Group, Inc.              2,000           89,560
WellPoint, Inc. (a)                   1,900          138,263
                                               -------------
                                                     274,929
                                               -------------
                                                   1,120,870
                                               -------------
ENERGY-11.6%
DOMESTIC
  PRODUCERS-2.1%
Newfield Exploration Co. (a)            300           14,682
Noble Energy, Inc.                    3,776          176,943
                                               -------------
                                                     191,625
                                               -------------
INTERNATIONAL-3.2%
Lukoil Holdings (ADR)                 1,186           99,150
Norsk Hydro Asa                       3,757           99,644
Petroleo Brasileiro, SA
  (ADR) (a)                           1,300          103,792
                                               -------------
                                                     302,586
                                               -------------
OIL SERVICE-6.3%
BJ Services Co.                       2,800          104,328
GlobalSantaFe Corp.                   1,400           80,850
Halliburton Co.                       3,600          267,156
Nabors Industries Ltd. (a)            4,100          138,539
                                               -------------
                                                     590,873
                                               -------------
MISCELLANEOUS-0.0%
VeraSun Energy Corp. (a)                100            2,624
                                               -------------
                                                   1,087,708
                                               -------------
CONSUMER SERVICES-7.6%
ADVERTISING-0.6%
WPP Group Plc                         4,350           52,583
                                               -------------
AIRLINES-0.7%
Continental Airlines, Inc.
  Cl. B (a)                           1,100           32,780
easyJet Plc (a)                       4,728           33,770
                                               -------------
                                                      66,550
                                               -------------
BROADCASTING &
  CABLE-0.5%
Societe Television Francaise 1        1,533           49,946
                                               -------------
CELLULAR
  COMMUNICATIONS-0.7%
America Movil, SA de CV
  Series L (ADR)                      1,900           63,194
                                               -------------


5
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
ENTERTAINMENT/
  LEISURE-0.5%
OPAP, SA                              1,438      $    52,260
                                               -------------
RESTAURANT &
  LODGING-1.9%
Accor, SA                               783           47,634
Ctrip.com International Ltd.
  (ADR)                                 300           15,315
Hilton Hotels Corp.                   2,700           76,356
Punch Taverns Plc                     2,210           35,711
                                               -------------
                                                     175,016
                                               -------------
RETAIL - GENERAL
  MERCHANDISE-2.7%
Kohl's Corp. (a)                        900           53,208
Lowe's Cos., Inc.                     1,300           78,872
Target Corp.                          1,200           58,644
The GAP, Inc.                         1,800           31,320
Williams-Sonoma, Inc.                   900           30,645
                                               -------------
                                                     252,689
                                               -------------
                                                     712,238
                                               -------------
BASIC INDUSTRY-7.5%
CHEMICALS-2.9%
Air Products and Chemicals,
  Inc.                                1,900          121,448
Hitachi Chemical Co., Ltd.            2,000           52,463
Monsanto Co.                          1,100           92,609
                                               -------------
                                                     266,520
                                               -------------
MINING & METALS-4.6%
Aluminum Corp. of China
  Ltd.                               42,000           31,375
China Shenhua Energy Co., Ltd.
  Cl. H                              56,500          104,834
Companhia Vale do Rio Doce
  (ADR)                               3,900           93,756
Rio Tinto Plc                         2,019          106,313
Xstrata Plc                           2,589           98,543
                                               -------------
                                                     434,821
                                               -------------
                                                     701,341
                                               -------------
CONSUMER STAPLES-6.0%
BEVERAGES-1.0%
Companhia de Bebidas das
  Americas (ADR)                        700           28,875
SABMiller Plc                         3,526           63,477
                                               -------------
                                                      92,352
                                               -------------
FOOD-1.4%
Nestle, SA                              248           77,751
WM. Wrigley Jr. Co.                   1,225           55,566
                                               -------------
                                                     133,317
                                               -------------
HOUSEHOLD
  PRODUCTS-1.7%
The Procter & Gamble Co.              2,800          155,680
                                               -------------
RETAIL - FOOD &
  DRUG-0.8%
Walgreen Co.                          1,600           71,744
                                               -------------
TOBACCO-1.1%
Altria Group, Inc.                      800           58,744
British American Tobacco Plc          1,958           49,297
                                               -------------
                                                     108,041
                                               -------------
                                                     561,134
                                               -------------
CAPITAL GOODS-5.3%
  ELECTRICAL
EQUIPMENT-1.5%
Atlas Copco AB                        1,906           53,076
Emerson Electric Co.                  1,000           83,810
                                               -------------
                                                     136,886
                                               -------------
ENGINEERING &
  CONSTRUCTION-0.7%
ABB Ltd.                              5,088           66,063
                                               -------------
MACHINERY-0.4%
Komatsu Ltd.                          2,000           39,798
                                               -------------
MISCELLANEOUS-2.7%
General Electric Co.                  4,300          141,728
Nitto Denko Corp.                       200           14,249
United Technologies Corp.             1,600          101,472
                                               -------------
                                                     257,449
                                               -------------
                                                     500,196
                                               -------------
CONSUMER
  MANUFACTURING-4.7%
APPLIANCES-0.2%
Sony Corp.                              500           22,045
                                               -------------
AUTO & RELATED-1.9%
Honda Motor Co., Ltd.                 1,600           50,824
Toyota Motor Corp.                    2,400          125,433
                                               -------------
                                                     176,257
                                               -------------
BUILDING RELATED-2.6%
American Standard Cos., Inc.          1,300           56,251
Building Materials Holding
  Corp.                                 300            8,361
CRH Plc                               1,566           51,023
Pulte Homes, Inc.                       800           23,032
Rinker Group Ltd.                     3,766           45,610
Vinci, SA                               584           60,056
                                               -------------
                                                     244,333
                                               -------------
                                                     442,635
                                               -------------
MULTI-INDUSTRY
  COMPANIES-1.4%
Danaher Corp.                           900           57,888
Mitsui & Co., Ltd.                    5,000           70,694
                                               -------------
                                                     128,582
                                               -------------


6
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

COMPANY                              SHARES     U.S. $ VALUE
------------------------------------------------------------
AEROSPACE &
  DEFENSE-1.3%
AEROSPACE-1.3%
Bae Systems Plc                       5,824    $      39,787
The Boeing Co.                        1,000           81,910
                                               -------------
                                                     121,697
                                               -------------
TRANSPORTATION-0.8%
AIR FREIGHT-0.8%
United Parcel Service, Inc.
  Cl. B                                 900           74,097
                                               -------------
UTILITIES-0.5%
ELECTRIC & GAS
  UTILITY-0.3%
Gaz DE France                           923           30,947
                                               -------------
TELEPHONE UTILITY-0.2%
Telekom Austria AG                      623           13,871
                                               -------------
                                                      44,818
                                               -------------
Total Common Stocks
  & Other Investments
  (cost $8,303,407)                                9,082,460
                                               -------------
TOTAL
  INVESTMENTS-97.1%
  (cost $8,303,407)                                9,082,460
Other assets less
  liabilities-2.9%                                   274,495
                                               -------------
NET ASSETS-100%                                  $ 9,356,955
                                               =============


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $13,125 or 0.1% of net assets.

     Glossary of Terms:
     ADR   -   American Depositary Receipt
     GDR   -   Global Depositary Receipt
     pfd.  -   Preferred Stock
     See Notes to Financial Statements.


7
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
Investments in securities, at value (cost $8,303,407)                $ 9,082,460
Cash                                                                     167,979
Foreign cash, at value (cost $70,982)                                     71,154
Receivable for investment securities sold and foreign
  currency contracts                                                      91,999
Receivable due from Adviser                                               16,707
Receivable for capital stock sold                                         16,608
Dividends receivable                                                      15,961
                                                                     -----------
Total assets                                                           9,462,868
                                                                     -----------
LIABILITIES
Custodian fee payable                                                     56,181
Audit fee payable                                                         22,602
Payable for investment securities purchased and foreign
  currency contracts                                                      21,973
Distribution fee payable                                                   1,954
Transfer agent fee payable                                                   131
Accrued expenses                                                           3,072
                                                                     -----------
Total liabilities                                                        105,913
                                                                     -----------
NET ASSETS                                                           $ 9,356,955
                                                                     ===========
COMPOSITION OF NET ASSETS
Capital stock, at par                                                $       761
Additional paid-in capital                                             8,201,857
Undistributed net investment income                                       24,059
Accumulated net realized gain on investment and foreign
  currency transactions                                                  350,999
Net unrealized appreciation of investments and foreign
  currency denominated assets
  and liabilities                                                        779,279
                                                                     -----------
                                                                     $ 9,356,955
                                                                     ===========


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED,
  $.001 PAR VALUE

                                       SHARES         NET ASSET
CLASS             NET ASSETS        OUTSTANDING         VALUE
----------------------------------------------------------------
A                $    125,458          10,169          $ 12.34
B                $  9,231,497         750,468          $ 12.30


See Notes to Financial Statements.


8
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,533)                 $    85,570
Interest                                                                  2,307
                                                                    -----------
Total investment income                                                  87,877
                                                                    -----------
EXPENSES
Advisory fee                                                             32,310
Distribution fee--Class B                                                10,610
Transfer agency--Class A                                                     12
Transfer agency--Class B                                                    788
Custodian                                                               127,335
Administrative                                                           39,000
Audit                                                                    20,247
Printing                                                                  3,579
Legal                                                                       848
Directors' fees                                                             800
MISCELLANEOUS                                                             1,242
                                                                    -----------
Total expenses                                                          236,771
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                         (174,489)
                                                                    -----------
Net expenses                                                             62,282
                                                                    -----------
Net investment gain                                                      25,595
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                               357,765
  Foreign currency transactions                                          (4,655)
Net change in unrealized appreciation/depreciation of:
  Investments                                                          (184,519)
  Foreign currency denominated assets and liabilities                     1,422
                                                                    -----------
Net gain on investment and foreign currency transactions                170,013
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   195,608
                                                                    ===========


See Notes to Financial Statements.


9
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                            SIX MONTHS ENDED   MAY 2, 2005(a) TO
                                             JUNE 30, 2006        DECEMBER 31,
                                                (UNAUDITED)           2005
                                            ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment gain (loss)                      $    25,595       $    (5,366)
Net realized gain on investment and
  foreign currency transactions                     353,110           152,865
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                      (183,097)          962,376
                                                -----------       -----------
Net increase in net assets from operations          195,608         1,109,875
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment and foreign
  currency transactions
  Class A                                            (2,040)               -0-
  Class B                                          (149,106)               -0-
CAPITAL STOCK TRANSACTIONS
Net increase                                      2,128,004         6,074,614
                                                -----------       -----------
Total increase                                    2,172,466         7,184,489
NET ASSETS
Beginning of period                               7,184,489                -0-
                                                -----------       -----------
End of period (including undistributed net
  investment income and net investment loss
  of $24,059 and ($1,536), respectively)        $ 9,356,955       $ 7,184,489
                                                ===========       ===========


(a)  Commencement of operations.

See Notes to Financial Statements.


10
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Research Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2006 the Adviser waived fees in the amount of $135,489.


12
_______________________________________________________________________________


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $39,000 for the six months ended June 30, 2006.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2006, amounted to $12,957, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $392 for the six months ended June 30, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:
                                                      PURCHASES        SALES
                                                     -----------    -----------
Investment securities (excluding U.S. government
  securities)                                        $ 5,361,450    $ 3,254,497
U.S. government securities                                    -0-            -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                 $  945,859
Gross unrealized depreciation                   (166,806)
                                              ----------
Net unrealized appreciation                   $  779,053
                                              ==========

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


13
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2006, the Portfolio had no transactions in written options.


14
_______________________________________________________________________________


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                     SHARES                                AMOUNT
                                      ------------------------------------  ------------------------------------
                                      SIX MONTHS ENDED   MAY 2, 2005(a) TO  SIX MONTHS ENDED   MAY 2, 2005(a) TO
                                       JUNE 30, 2006        DECEMBER 31,     JUNE 30, 2006        DECEMBER 31,
                                        (UNAUDITED)             2005          (UNAUDITED)             2005
                                      ----------------   -----------------  ----------------   -----------------
CLASS A
Shares sold                                     -0-             10,000         $         9         $   100,000
Shares issued in reinvestment of
  distributions                                169                  -0-              2,040                  -0-
                                           -------             -------         -----------         -----------
Net increase                                   169              10,000         $     2,049         $   100,000
                                           =======             =======         ===========         ===========
CLASS B
Shares sold                                176,929             584,843         $ 2,262,270         $ 5,980,435
Shares issued in reinvestment of
  distributions                             12,384                  -0-            149,106                  -0-
Shares redeemed                            (23,185)               (503)           (285,421)             (5,821)
                                           -------             -------         -----------         -----------
Net increase                               166,128             584,340         $ 2,125,955         $ 5,974,614
                                           =======             =======         ===========         ===========


(a)  Commencement of operations.


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year. As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME                     $   150,195
Accumulated capital and other losses                   (1,536)(a)
Unrealized appreciation/(depreciation)                961,216(b)
                                                  -----------
Total accumulated earnings/(deficit)              $ 1,109,875
                                                  ===========


(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred until January 1, 2006, post-October capital losses of $1,536.

(b) The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


15
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds, including certain of the Fund's portfolios. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee for those portfolios.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser


16
_______________________________________________________________________________


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their


17
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


18
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                CLASS A
                                                         ----------------------
                                                         SIX MONTHS    MAY 2,
                                                            ENDED      2005(a)
                                                           JUNE 30,      TO
                                                            2006    DECEMBER 31,
                                                         (UNAUDITED)    2005
                                                         ----------------------
Net asset value, beginning of period                      $ 12.11      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                                  .05          .01
Net realized and unrealized gain on investment and
  foreign currency transactions                               .38         2.10
Net increase in net asset value from operations               .43         2.11
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
  and foreign currency transactions                          (.20)          -0-
Net asset value, end of period                            $ 12.34      $ 12.11
TOTAL RETURN
TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE (d)         3.62%       21.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $125         $121
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements (e)            1.20%(f)     1.20%
  Expenses, before waivers and reimbursements (e)            5.27%(f)     7.47%
  Net investment income (c)(e)                                .79%(f)      .13%
Portfolio turnover rate                                        39%          43%


See footnote summary on page 20.


19
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                CLASS B
                                                         ----------------------
                                                         SIX MONTHS    MAY 2,
                                                            ENDED      2005(a)
                                                           JUNE 30,      TO
                                                            2006    DECEMBER 31,
                                                         (UNAUDITED)    2005
                                                         ----------------------
Net asset value, beginning of period                      $ 12.09      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                           .04         (.01)
Net realized and unrealized gain on investment and
  foreign currency transactions                               .37         2.10
NET INCREASE IN NET ASSET VALUE FROM OPERATIONS               .41         2.09
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment and
  foreign currency transactions                              (.20)          -0-
Net asset value, end of period                            $ 12.30      $ 12.09
TOTAL RETURN
TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE (d)         3.46%       20.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                  $9,232       $7,063
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements (e)            1.45%(f)     1.45%
  Expenses, before waivers and reimbursements (e)            5.50%(f)     7.73%
  Net investment income (loss) (c)(e)                         .59%(f)     (.14)%
Portfolio turnover rate                                        39%          43%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.


20
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund, Inc. on behalf of AllianceBernstein Global Research Growth Portfolio(2) (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of Funds with almost all Funds in each category having the same advisory fee schedule.(3)

                        ADVISORY FEE
                   BASED ON % OF AVERAGE
CATEGORY              DAILY NET ASSETS                      FUND
-------------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion    Global Research Growth Portfolio
                  65 bp on next $2.5 billion
                  60 bp on the balance

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expenses to the amounts set forth below during the Fund's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

                          EXPENSE CAP PURSUANT TO
                            EXPENSE LIMITATION
FUND                           UNDERTAKING               FISCAL YEAR END
-------------------------------------------------------------------------------
Global Research Growth        Class A  1.20%               December 31
Portfolio                     Class B  1.45%


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  The Fund commenced operations on May 2, 2005.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


21
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund if the Alliance institutional fee schedule were applied to the Fund.

                      NET ASSETS        EFFECTIVE ALLIANCE
                       09/30/05       ALLIANCE INSTITUTIONAL    INSTITUTIONAL
FUND                    ($MIL)            FEE SCHEDULE           ADVISORY FEE
-------------------------------------------------------------------------------
Global Research         $6.2          Global Research Growth        0.800%
Growth Portfolio                      Schedule
                                      80 bp on 1st $25m
                                      65 bp on next $25m
                                      55 bp on next $50m
                                      45 bp on next $100m
                                      40 bp on the balance
                                      minimum account size $50m

The other AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, another AllianceBernstein Mutual Fund that has the same investment objective and policies as the Fund has the same advisory fee schedule as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a similar investment style as the Fund:

ASSET CLASS                                           FEE(4)
-------------------------------------------------------------------------------
Global Growth                                         1.00%



(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


22
_______________________________________________________________________________


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee without breakpoints in its fee schedule to compensate the Adviser for investment advisory as well as fund accounting and administration related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

FUND                              ACITM MUTUAL FUND(5)           FEE
-------------------------------------------------------------------------------
Global Research Growth          Alliance Global Research         0.30%
Portfolio                         Growth (Sumitomo)(6)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Since the Fund has been operating for less than a year, it is difficult to reasonably assess the Fund's management fees and total expenses in comparison to its peers. As a result, no comparative analysis(7) was provided by Lipper, Inc.(8) As noted above, the Fund has the same fee schedule as another AllianceBernstein Mutual Fund advised by the Adviser. The other AllianceBernstein Mutual Fund is in a different Lipper category than the Fund, but the fee evaluation prepared to it noted that it had the lowest advisory fee rate in its Peer Group.(9)

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Fund commenced operations on May 2, 2005, no 2004 calendar year profitability information of the Adviser is available for the Fund.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(5)  The name in parenthesis is the distributor of the fund.

(6)  The ACITM fund is not a retail fund.

(7) Hypothetically, if the Fund had been operating for at least a year, Lipper's comparative analysis would have included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund. In addition, Lipper would have analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group and Lipper Expense Universe. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund.

(8) Lipper, Inc. is an analytical service provider that is not affiliated with the Adviser.

(9) The Fund is compared to other variable products of the same investment classification/objective while the other AllianceBernstein Mutual Fund is compared to other non-variable products of the same of the same investment classification/objective.


23
_______________________________________________________________________________


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Financial intermediaries market and sell shares of the Fund and typically receive compensation from ABIRM, the Adviser and/or the Fund for selling shares of the Fund. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Fund attributable to the firm over the year.

The transfer agent of the Fund is Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser.(10) AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

The Fund may effect brokerage transactions through and pay commissions to the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"). The Adviser represented that SCB's profitability from any future transaction conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

Set forth below are the since inception performance returns of the Fund (in bold)(11) and its benchmarks. It should be noted that although the performance return of the Fund is higher than its benchmarks, the Fund has been in existence for less than a year.(12)

                                        PERIODS ENDING SEPTEMBER 30, 2005
                                             CUMULATIVE PERFORMANCE
FUND                                             SINCE INCEPTION
-------------------------------------------------------------------------------
GLOBAL RESEARCH GROWTH PORTFOLIO                      16.20
MSCI World Growth Index (Net)                          7.89
MSCI World Index (Net)                                 7.91


(10) It should be noted that the insurance companies to which the Fund is linked provide additional shareholder services, including record keeping, administration and customer service for contract holders.

(11) The performance returns are for the Class A shares of the Fund.

(12) The Fund commenced operations on May 2, 2005.


24
_______________________________________________________________________________


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


25



ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Variable Products Series Fund, Inc.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date: August 18, 2006

By:  /s/ Joseph J. Mantineo
     ----------------------
    Joseph J. Mantineo
    Treasurer and Chief Financial Officer

Date: August 18, 2006